Filed pursuant to Rule 497(e) File Nos. 333-148624 and 811-22167
April 1, 2014 (as revised December 9, 2014)
Share Classes	Class A	Class B	Class C	Class R	Institutional	Class R6	Class P	Administrative	Class D

Allianz Multi-Strategy Funds Prospectus

AllianzGI Behavioral Advantage Large Cap Fund
Class A	AZFAX
Class C	AZFCX
Institutional Class	AZFIX
Class P	AZFPX
Class D	AZFDX

AllianzGI Best Styles Emerging Markets Equity Fund
Class R6	ABSTX
Institutional Class	AEMKX
Class P	ASMPX

AllianzGI Best Styles Global Equity Fund
Class A	ALLGX
Class R6	AGERX
Institutional Class	ALLHX
Class P	ALGPX

AllianzGI Best Styles International Equity Fund
Class R6	ASESX
Institutional Class	ASTYX
Class P	ASQPX

AllianzGI Best Styles U.S. Equity Fund
Class R6	ALSEX
Institutional Class	ABTLX
Class P	ALBPX

AllianzGI China Equity Fund
Class A	ALQAX
Class C	ALQCX
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX

AllianzGI Convertible Fund
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX

AllianzGI Emerging Markets Consumer Fund
Class A	AMMAX
Institutional Class	AERIX

AllianzGI Emerging Markets Debt Fund
Class A	AGMAX
Class C	AGMCX
Institutional Class	AGMIX
Class P	AGMPX

AllianzGI Emerging Markets Small-Cap Fund
Class A	ALMMX
Institutional Class	ALAIX

AllianzGI Global Allocation Fund
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX

AllianzGI Global Fundamental Strategy Fund
Class A	AZDAX
Class C	AZDCX
Institutional Class	AZDIX
Class P	AZDPX
Class D	AZDDX

AllianzGI Global Growth Allocation Fund
Class A	ASGAX
Class C	ASACX
Class R	ASFRX
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX

AllianzGI Global Managed Volatility Fund
Class A	AVYAX
Class C	AVYCX
Institutional Class	AVYIX
Class P	AVYPX
Class D	AVYDX

AllianzGI Global Sustainability Fund
Class A	ASUAX
Institutional Class	ASTNX
Class P	ASTPX

AllianzGI Global Water Fund
Class A	AWTAX
Class C	AWTCX
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX

AllianzGI High Yield Bond Fund
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX

AllianzGI International Small-Cap Fund
Class A	AOPAX
Class C	AOPCX
Class R	ALORX
Institutional Class	ALOIX
Class P	ALOPX
Class D	ALODX

AllianzGI Micro Cap Fund
Class A	GMCAX
Institutional Class	AMCIX
Class P	AAMPX

AllianzGI Multi-Asset Real Return Fund
Class A	ALRAX
Class C	ALLCX
Institutional Class	ALRNX
Class P	ALRPX
Class D	ALRDX

AllianzGI NFJ Emerging Markets Value Fund
Class A	AZMAX
Class C	AZMCX
Institutional Class	AZMIX
Class P	AZMPX
Class D	AZMDX

AllianzGI NFJ Global Dividend Value Fund
Class A	ANUAX
Class C	ANUCX
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX

AllianzGI NFJ International Small-Cap Value Fund
Class A	AJVAX
Class C	AJVCX
Institutional Class	AJVIX
Class P	AJVPX
Class D	AJVDX

AllianzGI NFJ International Value II Fund
Class A	NFJAX
Class C	NFJCX
Institutional Class	NFJIX
Class P	NFJPX
Class D	NFJDX

AllianzGI Retirement 2015 Fund
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX
Class R6 (formerly Institutional Class)	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX

AllianzGI Retirement 2020 Fund
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX
Class R6 (formerly Institutional Class)	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX

AllianzGI Retirement 2025 Fund
Class A	GVSAX
Class R	GVSRX
Class R6 (formerly Institutional Class)	GVSIX
Class P	GVSPX
Administrative Class	GVDAX

AllianzGI Retirement 2030 Fund
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX
Class R6 (formerly Institutional Class)	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX

AllianzGI Retirement 2035 Fund
Class A	GVRAX
Class R	GVRRX
Class R6 (formerly Institutional Class)	GVLIX
Class P	GVPAX
Administrative Class	GVLAX

AllianzGI Retirement 2040 Fund
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX
Class R6 (formerly Institutional Class)	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX

AllianzGI Retirement 2045 Fund
Class A	GBVAX
Class R	GBVRX
Class R6 (formerly Institutional Class)	GBVIX
Class P	GBVPX
Administrative Class	GBMAX

AllianzGI Retirement 2050 Fund
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX
Class R6 (formerly Institutional Class)	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX

AllianzGI Retirement 2055 Fund
Class A	GLIAX
Class R	GLLRX
Class R6 (formerly Institutional Class)	GBLIX
Class P	GLIPX
Administrative Class	GLRAX

AllianzGI Retirement Income Fund
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX
Class R6 (formerly Institutional Class)	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX

AllianzGI Short Duration High Income Fund
Class A	ASHAX
Class C	ASHCX
Institutional Class	ASHIX
Class P	ASHPX
Class D	ASHDX

AllianzGI Structured Return Fund (formerly known as, AllianzGI Structured Alpha Fund)
Class A	AZIAX
Class C	AZICX
Institutional Class	AZIIX
Class P	AZIPX
Class D	AZIDX

AllianzGI Ultra Micro Cap Fund
Class A	GUCAX
Institutional Class	AUMIX
Class P	AAUPX

AllianzGI U.S. Equity Hedged Fund
Class A	AZUAX
Class C	AZUCX
Institutional Class	AZUIX
Class P	AZUPX
Class D	AZUDX

AllianzGI U.S. Small-Cap Growth Fund (formerly AllianzGI U.S. Emerging Growth Fund)
Class A	AEGAX
Class C	AEGCX
Class R	AEGRX
Institutional Class	AEMIX
Class P	AEGPX
Class D	AEGDX

As with other mutual funds, the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission have not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Allianz Multi-Strategy Funds Prospectus

The Prospectus explains what you should know about each Fund (together, the “Funds”) of Allianz Funds Multi-Strategy Trust (the “Trust”) before you invest. Please read it carefully.

AllianzGI Behavioral Advantage Large Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.40%	0.25%	0.60%	1.25%	(0.44)%	0.81%
Class C	0.40	1.00	0.68	2.08	(0.51)	1.57
Institutional	0.40	None	0.65	1.05	(0.50)	0.55
Class P	0.40	None	0.80	1.20	(0.55)	0.65
Class D	0.40	0.25	1.43	2.08	(1.27)	0.81

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.81% for Class A shares, 1.57% for Class C shares, 0.55% for Institutional Class shares, 0.65% for Class P shares and 0.81% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$628	$884	$1,159	$1,942	$628	$884	$1,159	$1,942
Class C	260	603	1,072	2,370	160	603	1,072	2,370
Institutional	56	284	531	1,237	56	284	531	1,237
Class P	66	326	607	1,406	66	326	607	1,406
Class D	83	529	1,001	2,309	83	529	1,001	2,309

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 64% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $3.0 billion

Prospectus	1

AllianzGI Behavioral Advantage Large Cap Fund (continued)

and $469.4 billion as of February 28, 2014). As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $1.4 billion and $3.0 billion as of February 28, 2014). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 400-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indexes by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

2	Allianz Multi-Strategy Funds

AllianzGI Behavioral Advantage Large Cap Fund (continued)

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	14.47%
	Lowest 04/01/2012–06/30/2012	-0.16%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (9/8/11)
Class A — Before Taxes	28.33%	24.01%
Class A — After Taxes on Distributions	26.26%	21.80%
Class A — After Taxes on Distributions and Sale of Fund Shares	16.47%	17.93%
Class C — Before Taxes	33.75%	26.11%
Institutional Class — Before Taxes	36.20%	27.48%
Class P — Before Taxes	36.12%	27.36%
Class D — Before Taxes	35.76%	27.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	23.85%
Lipper Multi-Cap Core Funds Average	32.47%	20.36%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	3

AllianzGI Behavioral Advantage Large Cap Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”)

Portfolio Managers

Raife Giovinazzo, CFA, Ph.D., portfolio manager and director of research at Fuller & Thaler, has managed the Fund since 2013.

Russell Fuller, CFA, Ph.D., founder, co-portfolio manager, president and CIO of Fuller & Thaler, has managed the Fund since 2011.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	Allianz Multi-Strategy Funds

AllianzGI Best Styles Emerging Markets Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.40%	None	5.64%	6.04%	(5.34)%	0.70%
Class R6	0.40	None	5.64	6.04	(5.44)	0.60
Class P	0.40	None	5.74	6.14	(5.34)	0.80

(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.70% for Institutional Class shares, 0.60% for Class R6 shares and 0.80% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$72	$902
Class R6	61	893
Class P	82	932

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of emerging market equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio manager considers a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”). The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the MSCI Emerging Markets Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

Prospectus	5

AllianzGI Best Styles Emerging Markets Equity Fund (continued)

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI Emerging Markets Index and the portfolio’s sensitivity to broader market movements (or “beta”)).

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

6	Allianz Multi-Strategy Funds

AllianzGI Best Styles Emerging Markets Equity Fund (continued)

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Dr. Michael Heldmann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	7

AllianzGI Best Styles Global Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class R6	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.30%	0.25%	1.28%	1.83%	(1.08)%	0.75%
Institutional	0.30	None	1.28	1.58	(1.08)	0.50
Class R6	0.30	None	1.24	1.54	(1.14)	0.40
Class P	0.30	None	1.38	1.68	(1.08)	0.60

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2014 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.75% for Class A shares, 0.50% for Institutional Class shares, 0.60% for Class P shares, and 0.40% for Class R6 shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$622	$942	$622	$942
Institutional	51	337	51	337
Class R6	41	306	41	306
Class P	61	424	61	424

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund is newly formed, the Fund’s portfolio turnover rate as of the end of the last fiscal year is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel

8	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI All Country World Index.

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Prospectus	9

AllianzGI Best Styles Global Equity Fund (continued)

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Dr. Klaus Teloeken, lead portfolio manager, Co-CIO of Systematic Equity, has managed the Fund since its inception in 2013.

Dr. Rainer Tafelmayer, portfolio manager, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class R6 and Class P shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class, Class R6 and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class P shares, the minimum initial investment in the Fund is $1 million, though the minimum may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

10	Allianz Multi-Strategy Funds

AllianzGI Best Styles Global Equity Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	11

AllianzGI Best Styles International Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.30%	None	5.50%	5.80%	(5.25)%	0.55%
Class R6	0.30	None	5.50	5.80	(5.35)	0.45
Class P	0.30	None	5.60	5.90	(5.25)	0.65

(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.55% for Institutional Class shares, 0.45% for Class R6 shares and 0.65% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$56	$839
Class R6	46	830
Class P	66	869

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the MSCI EAFE Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and

12	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund (continued)

external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI EAFE Index.

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Prospectus	13

AllianzGI Best Styles International Equity Fund (continued)

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Dr. Michael Heldmann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

14	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Institutional	0.30%	None	8.40%	8.70%	(8.20)%	0.50%
Class R6	0.30	None	8.40	8.70	(8.30)	0.40
Class P	0.30	None	8.50	8.80	(8.20)	0.60

(1)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.50% for Institutional Class shares, 0.40% for Class R6 shares and 0.60% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Share Class	1 Year	3 Years
Institutional	$51	$1,234
Class R6	41	1,225
Class P	61	1,263

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S., or (iii) maintain at least 50% of their assets in the U.S. The portfolio manager intends to diversify the Fund’s investments across economic sectors, and under normal circumstances, sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the S&P 500 Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and

Prospectus	15

AllianzGI Best Styles U.S. Equity Fund (continued)

external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the S&P 500 Index.

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe. The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises. The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe. The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth. The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

16	Allianz Multi-Strategy Funds

AllianzGI Best Styles U.S. Equity Fund (continued)

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Karsten Niemann, CFA, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968), or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-498-5413 with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	17

AllianzGI China Equity Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.10%	0.25%	4.53%	5.88%	(4.18)%	1.70%
Class C	1.10	1.00	4.49	6.59	(4.14)	2.45
Institutional	1.10	None	4.59	5.69	(4.24)	1.45
Class P	1.10	None	4.63	5.73	(4.22)	1.51
Class D	1.10	0.25	11.88	13.23	(11.46)	1.77

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2015, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.70% for Class A shares, 2.45% for Class C shares, 1.45% for Institutional Class shares, 1.51% for Class P shares and 1.77% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$713	$1,851	$2,969	$5,679	$713	$1,851	$2,969	$5,679
Class C	348	1,578	2,867	5,912	248	1,578	2,867	5,912
Institutional	148	1,318	2,472	5,289	148	1,318	2,472	5,289
Class P	154	1,331	2,491	5,318	154	1,331	2,491	5,318
Class D	180	2,691	4,806	8,746	180	2,691	4,806	8,746

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 36% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio manager considers “Chinese companies” as those companies that (i) are incorporated in mainland China, (ii) derive at least 50% of their revenue or profits from business activities in mainland China, or (iii) maintain at least 50% of their assets in

18	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”), though the Fund may invest in Chinese companies listed on exchanges in other countries, such as Singapore or the United States. Under normal circumstances, no more than 20% of the Fund’s assets will be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, mainland China’s currency) or B-shares (which are denominated in the United States dollar or the Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization and may invest without limit in emerging market securities. The portfolio manager uses a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio and seek to identify investment opportunities based on fundamental analysis. The portfolio manager focuses on growth securities that she believes are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that she believes have turn-around potential. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 7 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

China-Related Risk:  Because the Fund focuses its investments in Chinese companies, it is particularly affected by events or factors relating to China, which may increase risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Prospectus	19

AllianzGI China Equity Fund (continued)

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 10/01/2012–12/31/2012	12.61%
	Lowest 07/01/2011–09/30/2011	-26.33%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (6/7/10)
Class A — Before Taxes	2.74%	6.37%
Class A — After Taxes on Distributions	2.54%	4.80%
Class A — After Taxes on Distributions and Sale of Fund Shares	1.55%	4.33%
Class C — Before Taxes	6.90%	7.31%
Institutional Class — Before Taxes	9.09%	8.50%
Class P — Before Taxes	8.96%	8.40%
Class D — Before Taxes	8.68%	8.12%
MSCI China Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	3.64%	5.46%
Lipper China Region Funds Average	11.73%	7.75%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

20	Allianz Multi-Strategy Funds

AllianzGI China Equity Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Christina Chung, CFA, senior portfolio manager, has managed the Fund since 2010.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	21

AllianzGI Convertible Fund

Investment Objective	The Fund seeks maximum total return, consisting of capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.57%	0.25%	0.14%	0.96%
Class C	0.57	1.00	0.13	1.70
Class R	0.57	0.50	0.44	1.51
Institutional	0.57	None	0.08	0.65
Class P	0.57	None	0.18	0.75
Administrative	0.57	0.25	0.08	0.90
Class D	0.57	0.25	0.20	1.02

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$643	$839	$1,052	$1,663	$643	$839	$1,052	$1,663
Class C	273	536	923	2,009	173	536	923	2,009
Class R	154	477	824	1,802	154	477	824	1,802
Institutional	66	208	362	810	66	208	362	810
Class P	77	240	417	930	77	240	417	930
Administrative	92	287	498	1,108	92	287	498	1,108
Class D	104	325	563	1,248	104	325	563	1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 81% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.

22	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any size market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade or unrated and determined to be of similar quality (“high-yield securities” or “junk bonds”). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. Under normal market conditions, the portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Call Risk:  A fixed-income security may be redeemed before maturity (“called”) below its current market price and a call may lead to the reinvestment of proceeds at a lower interest rate, or with higher credit risk or other less favorable characteristics.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:   Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Prospectus	23

AllianzGI Convertible Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2009–09/30/2009	15.01%
	Lowest 10/01/2008–12/31/2008	-14.89%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (4/19/93)
Institutional Class — Before Taxes	25.58%	18.06%	9.91%	11.04%
Institutional Class — After Taxes on Distributions	23.87%	16.59%	8.42%	9.04%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	14.72%	14.10%	7.53%	8.38%
Class A — Before Taxes	18.34%	16.38%	8.95%	10.40%
Class C — Before Taxes	23.28%	16.84%	8.76%	9.87%
Class R — Before Taxes	24.55%	17.34%	9.26%	10.40%
Class P — Before Taxes	25.48%	17.94%	9.80%	10.93%
Administrative Class — Before Taxes	25.30%	17.75%	9.59%	10.71%
Class D — Before Taxes	25.11%	17.68%	9.56%	10.69%
BofA Merrill Lynch All Convertibles Index (reflects no deduction for fees, expenses or taxes)	24.92%	18.85%	7.13%	8.47%
Lipper Convertible Securities Funds Average	21.60%	15.71%	6.34%	8.74%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

24	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 1994.

Justin Kass, portfolio manager and managing director, has managed the Fund since 2003.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, the Fund is no longer available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	25

AllianzGI Emerging Markets Consumer Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	1.00%	0.25%	9.07%	10.32%	(8.67)%	1.65%
Institutional	1.00	None	9.07	10.07	(8.77)	1.30

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.65% for Class A shares and 1.30% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$709	$2,017	$709	$2,017
Institutional	132	1,474	132	1,474

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Emerging Market Countries”).

26	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

The Fund seeks to capitalize on the economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, wireless telecommunications, consumer-related financials, internet software and services, communication equipment and computers and peripherals industries.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited by sophisticated investors. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $340 million and $124 billion as of September 30, 2014) and approximately 100 developed market equities that have exposure to emerging markets. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Prospectus	27

AllianzGI Emerging Markets Consumer Fund (continued)

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk (Consumer-Related Companies Risk):  Focusing on a limited number of issuers, sectors (such as the consumer and consumer-related sectors), industries or geographic regions increases risk and volatility.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

28	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Consumer Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	29

AllianzGI Emerging Markets Debt Fund

Investment Objective	The Fund seeks long-term capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.75%	0.25%	1.37%	2.37%	(1.17)%	1.20%
Class C	0.75	1.00	1.37	3.12	(1.17)	1.95
Institutional	0.75	N/A	1.37	2.12	(1.17)	0.95
Class P	0.75	N/A	1.47	2.22	(1.17)	1.05

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2014 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) to waive, through November 30, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Institutional Class shares and 1.05% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts until November 30, 2018, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$493	$919	$493	$919
Class C	298	792	198	792
Institutional	97	488	97	488
Class P	107	579	107	519

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy above. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies

30	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

based on the Sub-Adviser’s forecast for interest rates. The Sub-Adviser currently expects that the Fund’s average portfolio duration typically will vary from 2 to 12 years, but reserves the flexibility to deviate from this range and, at times, the Fund may have a negative average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation.

In selecting investments, the portfolio managers believe they can maximize emerging market returns by locating inefficiencies and often mispriced investments in Emerging Market Sovereigns, Emerging Market Quasi-Sovereigns, Emerging Market Corporates, local rates, and foreign exchange rates. The portfolio managers use a multi-step process in selecting securities to buy and sell that combines top-down and bottom-up analysis. In the top-down element of the process, the portfolio managers seek opportunities in selected emerging markets by identifying markets that they believe may benefit from broader macroeconomic, industry or capital market developments. Bottom-up analysis focuses upon an individual issuer, its fundamental condition and the current market value of its debt instruments. As part of its investment process, the portfolio managers also employ a risk management strategy. The risk management strategy considers markets, duration, credit risk and liquidity risk. The portfolio managers seek to build a final portfolio of securities that considers relative value.

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may, at any time, invest in affiliated and unaffiliated funds and may invest up to 10% of its net assets in unaffiliated non-U.S. funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets

Prospectus	31

AllianzGI Emerging Markets Debt Fund (continued)

when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 7 risks):

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Confidential Information Access Risk:  The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

32	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Debt Fund (continued)

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Greg Saichin, CIO global Emerging Markets Fixed Income team and senior portfolio manager, has managed the Fund since 2014.

Zeke Diwan, senior portfolio manager in the Emerging Markets Fixed Income team, has managed the Fund since 2014.

Daniel Ha, CFA, Emerging Markets Fixed Income team and senior portfolio manager, has managed the Fund since 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	33

AllianzGI Emerging Markets Small-Cap Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	1.20%	0.25%	8.89%	10.34%	(8.49)%	1.85%
Institutional	1.20	None	8.89	10.09	(8.59)	1.50

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.85% for Class A shares and 1.50% for Institutional Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$728	$2,037	$728	$2,037
Institutional	153	1,495	153	1,495

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $38 million and $2.5 billion as of September 30, 2014). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest

34	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”).

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited by sophisticated investors. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their quantitative investment process uses a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark index. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Prospectus	35

AllianzGI Emerging Markets Small-Cap Fund (continued)

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since its inception in 2014.

Lu Yu, CFA, CIPM, portfolio manager and director, has managed the Fund since its inception in 2014.

Jie Wei, CFA, portfolio manager and vice president, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

36	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class B	None	5%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.85%	0.25%	0.26%	0.73%	2.09%	(0.96)%	1.13%
Class B	0.85	1.00	0.33	0.73	2.91	(1.07)	1.84
Class C	0.85	1.00	0.25	0.73	2.83	(0.97)	1.86
Class R	0.85	0.50	0.19	0.73	2.27	(0.98)	1.29
Institutional	0.85	None	0.26	0.73	1.84	(0.95)	0.89
Class P	0.85	None	0.28	0.73	1.86	(0.97)	0.89
Administrative	0.85	0.25	0.38	0.73	2.21	(1.07)	1.14
Class D	0.85	0.25	0.29	0.73	2.12	(0.99)	1.13

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class B shares, the maximum CDSC is imposed on shares redeemed in the first year, with CDSCs decreasing over time to zero for shares held longer. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40% for Class A shares, 1.11% for Class B shares, 1.13% for Class C shares, 0.56% for Class R shares, 0.16% for Institutional Class shares, 0.16% for Class P shares, 0.41% for Administrative Class shares and 0.40% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class B shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. The Examples also assume conversion of Class B shares to Class A shares after seven years. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

Prospectus	37

AllianzGI Global Allocation Fund (continued)

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$659	$1,081	$1,528	$2,766	$659	$1,081	$1,528	$2,766
Class B	687	1,100	1,639	2,782	187	800	1,439	2,782
Class C	289	785	1,408	3,087	189	785	1,408	3,087
Class R	131	615	1,126	2,529	131	615	1,126	2,529
Institutional	91	486	907	2,081	91	486	907	2,081
Class P	91	490	915	2,100	91	490	915	2,100
Administrative	116	588	1,087	2,460	116	588	1,087	2,460
Class D	115	568	1,048	2,373	115	568	1,048	2,373

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 45% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 65% of the Fund’s assets in return-generating assets and 35% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 35% to 85% for return-generating assets and 15% to 65% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

38	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Prospectus	39

AllianzGI Global Allocation Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class D shares. Class B, Class C, Class R and Administrative Class performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns – Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	14.79%
	Lowest 07/01/2011–09/30/2011	-13.24%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (9/30/98)
Class A — Before Taxes	5.15%	10.86%	5.50%	5.76%
Class A — After Taxes on Distributions	3.90%	9.48%	3.92%	4.06%
Class A — After Taxes on Distributions and Sale of Fund Shares	2.88%	8.01%	3.72%	3.88%
Class B — Before Taxes	5.43%	11.03%	5.55%	5.79%
Class C — Before Taxes	9.39%	11.28%	5.31%	5.36%
Class R — Before Taxes	11.13%	11.87%	5.85%	5.91%
Institutional Class — Before Taxes	11.57%	12.46%	6.55%	6.63%
Class P — Before Taxes	11.53%	12.35%	6.32%	6.38%
Administrative Class — Before Taxes	11.17%	12.15%	6.14%	6.21%
Class D — Before Taxes	11.30%	12.10%	6.10%	6.16%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	22.80%	14.92%	7.17%	5.85%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%	5.17%
60% MSCI ACWI 40% BCAG	12.32%	11.03%	6.47%	5.95%
Mixed-Asset Target Allocation Moderate Funds Average	14.26%	11.91%	5.82%	5.65%

40	Allianz Multi-Strategy Funds

AllianzGI Global Allocation Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Giorgio Carlino, lead portfolio manager and director, has managed the Fund since 2015.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2009.

Rahul Malhotra, portfolio manager and vice-president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class B, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class B, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. Class B shares are no longer available for purchase, except through exchanges and dividend reinvestments as described under “Sales of Class B Shares” in the Fund’s prospectus. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	41

AllianzGI Global Fundamental Strategy Fund

Investment Objective	The Fund seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.75%	0.25%	0.94%	1.94%	(0.69)%	1.25%
Class C	0.75	1.00	0.94	2.69	(0.69)	2.00
Institutional	0.75	None	0.92	1.67	(0.67)	1.00
Class P	0.75	None	0.94	1.69	(0.59)	1.10
Class D	0.75	0.25	0.94	1.94	(0.69)	1.25

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses are based on estimated amounts for the Fund’s current fiscal year.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Institutional Class shares, 1.10% for Class P shares and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$670	$1,062	$670	$1,062
Class C	303	770	203	770
Institutional	102	461	102	461
Class P	112	475	112	475
Class D	127	542	127	542

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on July 1, 2013 through the end of its fiscal year on November 30, 2013 was 2% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund’s investment objective is to generate positive real absolute returns (i.e., after-inflation returns that are greater than zero) through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. The Fund seeks to achieve its investment objective by normally investing in a broad range of

42	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and/or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure.

The Fund may, at any time, invest in certain acquired funds and may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle. The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds.

The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Prospectus	43

AllianzGI Global Fundamental Strategy Fund (continued)

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 8 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Derivatives Risk:   Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Tax Risk:  Income from commodity-linked investments may limit the Fund’s ability to qualify as a “regulated investment company” for U.S. federal income tax purposes.

44	Allianz Multi-Strategy Funds

AllianzGI Global Fundamental Strategy Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Andreas E. F. Utermann, lead portfolio manager, Global CIO and board member, has managed the Fund since its inception in 2013.

Armin Kayser, senior portfolio manager, has managed the Fund since its inception in 2013.

Eric Boess, CFA, portfolio manager, director and Global Head of Derivatives, has managed the Fund since its inception in 2013.

Karl Happe, portfolio manager and CIO Insurance Related Strategies, has managed the Fund since its inception in 2013.

Steven J. Berexa, CFA, senior portfolio manager, director and Global Co-Head of Research, has managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	45

AllianzGI Global Growth Allocation Fund

Investment Objective	The Fund seeks after-inflation capital appreciation and, secondarily, current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)(4)	Total Annual Fund Operating Expenses After Expense Reductions(3)(4)
Class A	0.85%	0.25%	2.74%	0.83%	4.67%	(3.44)%	1.23%
Class C	0.85	1.00	2.68	0.83	5.36	(3.35)	2.01
Class R	0.85	0.50	2.93	0.83	5.11	(3.65)	1.46
Institutional	0.85	None	2.63	0.83	4.31	(3.35)	0.96
Class P	0.85	None	2.91	0.83	4.59	(3.53)	1.06
Administrative	0.85	0.25	2.69	0.83	4.62	(3.41)	1.21
Class D	0.85	0.25	3.06	0.83	4.99	(3.76)	1.23

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its management fee, or reimburse the Fund, to the extent that, after the application of the fee waiver described in footnote 2 above, Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, Acquired Fund Fees and Expenses and certain credits and other expenses, exceed 0.40% for Class A shares, 1.18% for Class C shares, 0.63% for Class R shares, 0.13% for Institutional Class shares, 0.23% for Class P shares, 0.38% for Administrative Class shares, and 0.40% for Class D shares of the Fund’s average net assets attributable to Class A shares, Class C shares, Class R shares, Institutional Class shares, Class P shares, Administrative Class shares and Class D shares, respectively. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$668	$1,587	$2,512	$4,852	$668	$1,587	$2,512	$4,852
Class C	304	1,304	2,396	5,092	204	1,304	2,396	5,092
Class R	149	1,206	2,260	4,887	149	1,206	2,260	4,887
Institutional	98	1,001	1,916	4,261	98	1,001	1,916	4,261
Class P	108	1,066	2,032	4,482	108	1,066	2,032	4,482
Administrative	123	1,086	2,056	4,513	123	1,086	2,056	4,513
Class D	125	1,161	2,197	4,788	125	1,161	2,197	4,788

46	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 101% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and will invest directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States). The Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 100% of the Fund’s assets in return-generating assets and 0% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 60% to 100% for return-generating assets and 0% to 40% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Prospectus	47

AllianzGI Global Growth Allocation Fund (continued)

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, a custom-blended index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the

48	Allianz Multi-Strategy Funds

AllianzGI Global Growth Allocation Fund (continued)

impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C and Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2010–09/30/2010	12.86%
	Lowest 07/01/2011–09/30/2011	-17.70%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (4/27/09)
Class A — Before Taxes	9.47%	14.28%
Class A — After Taxes on Distributions	4.98%	12.05%
Class A — After Taxes on Distributions and Sale of Fund Shares	7.49%	10.81%
Class C — Before Taxes	13.96%	14.83%
Class R — Before Taxes	15.52%	15.40%
Institutional Class — Before Taxes	16.15%	16.02%
Class P — Before Taxes	16.03%	15.91%
Administrative Class — Before Taxes	15.85%	15.73%
Class D – Before Taxes	15.82%	15.69%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	22.80%	16.62%
80% MSCI ACWI 20% Barclays U.S. Aggregate Bond Index	17.47%	14.36%
Lipper Global Flexible Portfolio Funds Average	8.90%	12.13%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Claudio Marsala, lead portfolio manager and director, has managed the Fund since 2015.

Giorgio Carlino, portfolio manager and director, has managed the Fund since 2015.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s

Prospectus	49

AllianzGI Global Growth Allocation Fund (continued)

prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

50	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.40%	0.25%	1.98%	2.63%	(1.69)%	0.94%
Class C	0.40	1.00	1.86	3.26	(1.64)	1.62
Institutional	0.40	None	1.92	2.32	(1.72)	0.60
Class P	0.40	None	1.98	2.38	(1.69)	0.69
Class D	0.40	0.25	2.19	2.84	(1.90)	0.94

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.94% for Class A shares, 1.62% for Class C shares, 0.60% for Institutional Class shares, 0.69% for Class P shares and 0.94% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$641	$1,170	$1,725	$3,232	$641	$1,170	$1,725	$3,232
Class C	265	851	1,560	3,446	165	851	1,560	3,446
Institutional	61	559	1,083	2,523	61	559	1,083	2,523
Class P	70	580	1,117	2,586	70	580	1,117	2,586
Class D	96	700	1,330	3,029	96	700	1,330	3,029

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 92%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of February 28, 2014, the capitalization weighting of the U.S. in the MSCI

Prospectus	51

AllianzGI Global Managed Volatility Fund (continued)

World Index was approximately 54.6%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively-managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative performance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

52	Allianz Multi-Strategy Funds

AllianzGI Global Managed Volatility Fund (continued)

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, the MSCI World Minimum Volatility Index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class D shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2013–03/31/2013	12.41%
	Lowest 04/01/2013–06/30/2013	-4.82%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/19/11)
Class A – Before Taxes	6.68%	8.43%
Class A – After Taxes on Distributions	4.46%	6.52%
Class A – After Taxes on Distributions and Sale of Fund Shares	4.03%	5.75%
Class C – Before Taxes	11.16%	10.67%
Institutional Class – Before Taxes	13.33%	11.87%
Class P – Before Taxes	13.28%	11.78%
Class D – Before Taxes	12.98%	11.52%
MSCI World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	26.68%	23.22%
MSCI World Minimum Volatility Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	18.61%	14.91%
Lipper Global Multi-Cap Value Funds Average	25.80%	19.38%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after

Prospectus	53

AllianzGI Global Managed Volatility Fund (continued)

taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Kunal Ghosh, portfolio manager and director, has managed the Fund since 2011.

Mark P. Roemer, portfolio manager and director, has managed the Fund since 2013.

Steven Tael, Ph.D., CFA, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

54	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.80%	0.25%	8.97%	10.02%	(8.82)%	1.20%
Institutional	0.80	None	8.97	9.77	(8.82)	0.95
Class P	0.80	None	9.07	9.87	(8.82)	1.05

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses are based upon estimated amounts for the Fund’s initial fiscal year ending November 30, 2015 and include organizational expenses.
(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2016 to the extent that Total Annual Fund Operating Expenses, including payment of organizational expenses but excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 0.95% for Institutional Class shares and 1.05% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period		Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	1 Year	3 Years
Class A	$666	$1,925	$666	$1,925
Institutional	97	1,385	97	1,385
Class P	107	1,413	107	1,413

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund commenced operations on or following the date of this Prospectus, the Fund’s portfolio turnover rate is not available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities and equity-related instruments of both U.S. and non-U.S. companies, including emerging market securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Dow Jones Sustainability World Index as of the most recently published month-end composition. As of October 31, 2014 the

Prospectus	55

AllianzGI Global Sustainability Fund (continued)

capitalization weighting of non-U.S. securities in the Dow Jones Sustainability World Index was approximately 70.8%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund believes that there are long-term benefits in an investment philosophy that attaches material weight to certain issues not captured by traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The Fund also believes that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences, compared to companies with strong ESG records.

The portfolio managers begin with an investment universe comprised of more than 3,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks rated as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In doing so, the portfolio managers ordinarily focus on investment styles, such as “growth” (equity securities with expected and historical earnings and dividend growth) and “quality” (equity securities with strong profitability and historical earnings stability, and additional factors such as improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 45 to 65 securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Sustainable Investing Risk:  Because the Fund focuses on investments in companies that the Sub-Adviser believes exhibit strong environmental, social, and corporate governance records, the Fund’s universe of investments may be smaller than that of other funds and broad equity benchmark indices.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

56	Allianz Multi-Strategy Funds

AllianzGI Global Sustainability Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	Performance information for the Fund will be available after the Fund completes a full calendar year of operation.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Schofield, portfolio manager on the Global Equities and Global Sustainability teams, has managed the Fund since its inception in 2014.

Jeremy Kent, portfolio manager, has managed the Fund since its inception in 2014.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	57

AllianzGI Global Sustainability Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

58	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.95%	0.25%	0.32%	1.52%
Class C	0.95	1.00	0.34	2.29
Institutional	0.95	None	0.23	1.18
Class P	0.95	None	0.31	1.26
Class D	0.95	0.25	0.40	1.60

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$696	$1,004	$1,333	$2,263	$696	$1,004	$1,333	$2,263
Class C	332	711	1,217	2,607	232	711	1,217	2,607
Institutional	120	375	649	1,432	120	375	649	1,432
Class P	128	400	692	1,523	128	400	692	1,523
Class D	163	474	805	1,741	163	474	805	1,741

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 28% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. The portfolio manager considers “water-related activities” as those that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. Normally, the Fund invests at least 40% of its total assets in non-U.S. securities and allocates its investments among securities of

Prospectus	59

AllianzGI Global Water Fund (continued)

issuers located in at least eight different countries (which may include the U.S.), and may invest in emerging market securities. The portfolio manager selects investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation, and ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Water-Related Risk:  Because the Fund focuses its investments in water-related companies, it is particularly affected by events or factors relating to this sector, which may increase risk and volatility.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

60	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Management of the Fund	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index, the S&P Global Water Index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	24.96%
	Lowest 07/01/2011–09/30/2011	-18.24%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (3/31/08)
Class A — Before Taxes	17.00%	14.02%	4.34%
Class A — After Taxes on Distributions	16.89%	13.85%	4.03%
Class A — After Taxes on Distributions and Sale of Fund Shares	9.62%	11.20%	3.22%
Class C — Before Taxes	21.78%	14.43%	4.56%
Institutional Class — Before Taxes	24.18%	15.67%	5.70%
Class P — Before Taxes	23.99%	15.53%	5.59%
Class D — Before Taxes	23.79%	15.28%	5.34%
MSCI All Country World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	22.80%	14.92%	4.35%
S&P Global Water Index (reflects no deduction for fees, expenses or taxes)	27.31%	17.24%	7.01%
Lipper Global Natural Resources Funds Average	12.74%	10.46%	-2.24%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Prospectus	61

AllianzGI Global Water Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Manager

Andreas Fruschki, CFA, lead portfolio manager and analyst, has managed the Fund since 2008.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

62	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Investment Objective	The Fund seeks a high level of current income and capital growth.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	3.75%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	0.48%	0.25%	0.18%	0.91%
Class C	0.48	1.00	0.22	1.70
Class R	0.48	0.50	0.34	1.32
Institutional	0.48	None	0.14	0.62
Class P	0.48	None	0.23	0.71
Administrative	0.48	0.25	0.17	0.90
Class D	0.48	0.25	0.29	1.02

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$464	$654	$860	$1,453	$464	$654	$860	$1,453
Class C	273	536	923	2,009	173	536	923	2,009
Class R	134	418	723	1,590	134	418	723	1,590
Institutional	63	199	346	774	63	199	346	774
Class P	73	227	395	883	73	227	395	883
Administrative	92	287	498	1,108	92	287	498	1,108
Class D	104	325	563	1,248	104	325	563	1,248

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 67% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities. The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The

Prospectus	63

AllianzGI High Yield Bond Fund (continued)

portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P, Administrative Class and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). As of April 2, 2012, the Fund’s maximum sales charge (load) for purchases of Class A shares was reduced from 5.50% to 3.75%, and performance of the Fund’s Class A shares in the Average Annual Total Returns table reflects the impact of the 3.75% sales charge. For periods prior to the inception date of a share class, performance information shown for such class may be based on the

64	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund (continued)

performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	15.04%
	Lowest 10/01/2008–12/31/2008	-15.49%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (7/31/96)
Institutional Class — Before Taxes	8.22%	16.71%	8.16%	8.63%
Institutional Class — After Taxes on Distributions	4.58%	13.21%	5.03%	4.86%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	4.64%	11.92%	5.06%	5.02%
Class A — Before Taxes	3.82%	15.35%	7.28%	7.91%
Class C — Before Taxes	6.03%	15.42%	6.91%	7.35%
Class R — Before Taxes	7.68%	15.99%	7.44%	7.89%
Class P — Before Taxes	8.13%	16.47%	7.88%	8.32%
Administrative Class — Before Taxes	7.89%	16.30%	7.72%	8.16%
Class D – Before Taxes	7.79%	16.26%	7.70%	8.15%
BofA Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	7.42%	18.65%	8.46%	7.64%
Lipper High Yield Funds Average	6.82%	16.16%	7.21%	6.65%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager and CIO Fixed Income US, has managed the Fund since 1996.

William L. Stickney, portfolio manager and managing director, has managed the Fund since 1999.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P, Administrative Class and Class D shares, or as further described in the Fund’s

Prospectus	65

AllianzGI High Yield Bond Fund (continued)

prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class, Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

66	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	0.58%	1.83%	(0.38)%	1.45%
Class C	1.00	1.00	0.43	2.43	(0.24)	2.19
Class R	1.00	0.50	0.46	1.96	(0.26)	1.70
Institutional	1.00	None	0.44	1.44	(0.23)	1.21
Class P	1.00	None	0.52	1.52	(0.24)	1.28
Class D	1.00	0.25	0.48	1.73	(0.28)	1.45

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2015, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.19% for Class C shares, 1.70% for Class R shares, 1.21% for Institutional Class shares, 1.28% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,059	$1,452	$2,550	$689	$1,059	$1,452	$2,550
Class C	322	735	1,274	2,748	222	735	1,274	2,748
Class R	173	590	1,033	2,264	173	590	1,033	2,264
Institutional	123	433	765	1,704	123	433	765	1,704
Class P	130	457	806	1,792	130	457	806	1,792
Class D	148	518	912	2,018	148	518	912	2,018

Portfolio Turnover.  The Fund pays transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was costs, 92% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	67

AllianzGI International Small-Cap Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. The portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

68	Allianz Multi-Strategy Funds

AllianzGI International Small-Cap Fund (continued)

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Prior to July 16, 2012, the Fund was managed by a different sub-adviser pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	30.54%
	Lowest 07/01/2008–09/30/2008	-27.92%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (12/31/97)
Institutional Class — Before Taxes	32.95%	20.04%	12.19%	13.89%
Institutional Class — After Taxes on Distributions	29.73%	19.05%	10.39%	12.00%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	19.94%	16.03%	9.73%	11.33%
Class A — Before Taxes	25.33%	18.28%	11.14%	13.04%
Class C — Before Taxes	30.68%	18.74%	10.93%	12.60%
Class R — Before Taxes	32.34%	19.33%	11.49%	13.16%
Class P — Before Taxes	32.86%	19.89%	12.05%	13.79%
Class D — Before Taxes	32.69%	19.62%	11.76%	13.44%
MSCI World ex USA Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	25.55%	18.45%	9.24%	8.42%
MSCI EAFE Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	29.30%	18.50%	9.48%	8.37%
Lipper International Small/Mid Cap Growth Funds Average	25.75%	19.72%	10.42%	9.75%

Prospectus	69

AllianzGI International Small-Cap Fund (continued)

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Andrew Neville, lead portfolio manager, director and Head of European investment opportunities, has managed the Fund since 2012.

Dennis Lai, senior portfolio manager and Head of Asia-Pacific (ex-Japan) investment opportunities, has managed the Fund since 2012.

Koji Nakatsuka, CFA, CMA, portfolio manager and Head of Japanese investment opportunities, has managed the Fund since 2012.

Bjoern Mehrmann, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Frank Hansen, portfolio manager responsible for European investment opportunities, has managed the Fund since 2012.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

70	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.25%	0.25%	0.57%	2.07%	(0.45)%	1.62%
Institutional	1.25	None	0.76	2.01	(0.47)	1.54
Class P	1.25	None	0.65	1.90	(0.46)	1.44

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2015, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.62% for Class A shares, 1.54% for Institutional Class shares and 1.44% for Class P shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$706	$1,122	$1,563	$2,784	$706	$1,122	$1,563	$2,784
Institutional	157	585	1,040	2,300	157	585	1,040	2,300
Class P	147	552	984	2,185	147	552	984	2,185

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 63% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $9 million and $7.87 billion as of February 28, 2014). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating

Prospectus	71

AllianzGI Micro Cap Fund (continued)

fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Class P performance would be higher than Institutional Class performance because of the higher expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the

72	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund (continued)

particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 10/01/2010–12/31/2010	25.39%
	Lowest 07/01/2011–09/30/2011	-30.51%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (7/12/95)
Institutional Class — Before Taxes	51.05%	22.03%	9.01%	12.65%
Institutional Class — After Taxes on Distributions	48.93%	20.49%	7.55%	9.89%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	30.42%	18.12%	7.12%	9.62%
Class A — Before Taxes	42.48%	20.30%	8.06%	11.94%
Class P — Before Taxes	50.87%	21.87%	8.89%	12.53%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	52.84%	23.78%	6.74%	7.18%
Lipper Small-Cap Growth Funds Average	42.29%	22.40%	8.95%	9.63%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the

Prospectus	73

AllianzGI Micro Cap Fund (continued)

distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

74	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund

Investment Objective	The Fund seeks long-term capital appreciation emphasizing inflation-adjusted returns.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(2)	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.75%	0.25%	4.17%	0.41%	5.58%	(4.32)%	1.26%
Class C	0.75	1.00	4.55	0.41	6.71	(4.70)	2.01
Institutional	0.75	None	3.74	0.41	4.90	(3.89)	1.01
Class P	0.75	None	3.75	0.41	4.91	(3.80)	1.11
Class D	0.75	0.25	15.27	0.41	16.68	(15.42)	1.26

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 0.85% for Class A shares, 1.60% for Class C shares, 0.60% for Institutional Class shares, 0.70% for Class P shares and 0.85% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$671	$1,759	$2,834	$5,468	$671	$1,759	$2,834	$5,468
Class C	304	1,563	2,875	5,965	204	1,563	2,875	5,965
Institutional	103	1,123	2,145	4,710	103	1,123	2,145	4,710
Class P	113	1,134	2,157	4,723	113	1,134	2,157	4,723
Class D	128	3,197	5,590	9,517	128	3,197	5,590	9,517

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 17, 2012 through the end of its fiscal year on November 30, 2013 was 46% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	75

AllianzGI Multi-Asset Real Return Fund (continued)

Principal Investment Strategies	The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

•	Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•

Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

•

Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•

Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund, as long as it remains small, will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments. The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities).

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. The Fund may invest up to 10% of its assets in unaffiliated investment companies. The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

76	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	77

AllianzGI Multi-Asset Real Return Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2013–09/30/2013	4.28%
	Lowest 04/01/2013–06/30/2013	-5.09%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/17/12)
Class A — Before Taxes	-3.49%	-2.62%
Class A — After Taxes on Distributions	-4.28%	-3.39%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.98%	-2.34%
Class C — Before Taxes	0.44%	2.10%
Institutional Class — Before Taxes	2.37%	3.07%
Class P — Before Taxes	2.23%	2.93%
Class D — Before Taxes	2.08%	2.79%
Barclays U.S. Government Inflation-Linked Bond Index (reflects no deduction for fees, expenses or taxes)	-9.26%	-9.12%
Lipper Global Flexible Portfolio Fund Average	8.90%	8.90%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Dr. Michael Stamos, CFA, lead portfolio manager, has managed the Fund since 2012.

Giorgio Carlino, portfolio manager, has managed the Fund since 2012.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2014.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer

78	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	79

AllianzGI NFJ Emerging Markets Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	1.00%	0.25%	14.47%	15.72%	(14.17)%	1.55%
Class C	1.00	1.00	16.06	18.06	(15.76)	2.30
Institutional	1.00	None	5.43	6.43	(5.13)	1.30
Class P	1.00	None	5.37	6.37	(4.98)	1.39
Class D	1.00	0.25	5.88	7.13	(5.58)	1.55

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through March 31, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, and certain credits and other expenses, exceed 1.55% for Class A shares, 2.30% for Class C shares, 1.30% for Institutional Class shares, 1.39% for Class P shares and 1.55% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$699	$3,452	$5,646	$9,377	$699	$3,452	$5,646	$9,377
Class C	333	3,474	5,924	9,741	233	3,474	5,924	9,741
Institutional	132	1,447	2,724	5,761	132	1,447	2,724	5,761
Class P	142	1,443	2,710	5,728	142	1,443	2,710	5,728
Class D	158	1,602	2,985	6,193	158	1,602	2,985	6,193

Portfolio Turnover.  The Fund pays costs, transaction such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 18, 2012 through the end of its fiscal year on November 30, 2013 was 67% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities

80	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	81

AllianzGI NFJ Emerging Markets Value Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2013–09/30/2013	4.02%
	Lowest 04/01/2013–06/30/2013	-7.60%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/18/12)
Class A — Before Taxes	-2.94%	-0.84%
Class A — After Taxes on Distributions	-4.11%	-1.99%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.70%	-1.18%
Class C — Before Taxes	0.87%	3.90%
Institutional Class — Before Taxes	2.95%	4.97%
Class P — Before Taxes	2.87%	4.89%
Class D — Before Taxes	2.68%	4.70%
MSCI Emerging Markets Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	-2.60%	-1.64%
Lipper Emerging Markets Fund Average	-0.14%	-0.14%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

Morley D. Campbell, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2012.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2012.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

John R. Mowrey, CFA, portfolio manager, analyst and vice president, has managed the Fund since 2013.

82	Allianz Multi-Strategy Funds

AllianzGI NFJ Emerging Markets Value Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	83

AllianzGI NFJ Global Dividend Value Fund

Investment Objective	The Fund seeks long-term growth of capital and income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	0.46%	1.51%	(0.31)%	1.20%
Class C	0.80	1.00	0.47	2.27	(0.28)	1.99
Institutional	0.80	None	0.41	1.21	(0.26)	0.95
Class P	0.80	None	0.52	1.32	(0.28)	1.04
Class D	0.80	0.25	0.50	1.55	(0.27)	1.28

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to irrevocably waive its management fee and/or reimburse the Fund through March 31, 2015, to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.99% for Class C shares, 0.95% for Institutional Class shares, 1.04% for Class P shares and 1.28% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$972	$1,301	$2,227	$666	$972	$1,301	$2,227
Class C	302	683	1,190	2,584	202	683	1,190	2,584
Institutional	97	358	640	1,443	97	358	640	1,443
Class P	106	391	697	1,566	106	391	697	1,566
Class D	130	463	819	1,823	130	463	819	1,823

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 43% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund normally invests at least 40% of its total assets in non-U.S. securities (directly or through depositary receipts) and at least 25% of its total assets in

84	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

U.S. securities, and allocates its investments among securities of issuers located in at least three different countries (which may include the U.S.). The Fund normally invests no more than 30% of its total assets in emerging market securities. The portfolio managers focus on securities of companies that they believe have low valuations and they use quantitative factors to screen the Fund’s initial selection universe. The portfolio managers classify this universe by industry (without regard to geographic concentration) in order to determine potential holdings representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in security price relative to changes in overall market prices). After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in real estate investment trusts (REITs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	85

AllianzGI NFJ Global Dividend Value Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2010–09/30/2010	14.15%
	Lowest 07/01/2011–09/30/2011	-18.69%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (06/26/09)
Class A – Before Taxes	14.64%	12.23%
Class A – After Taxes on Distributions	12.38%	10.47%
Class A – After Taxes on Distributions and Sale of Fund Shares	8.61%	9.00%
Class C – Before Taxes	19.33%	12.78%
Institutional Class – Before Taxes	21.60%	13.97%
Class P – Before Taxes	21.53%	13.86%
Class D – Before Taxes	21.16%	13.60%
MSCI AC World Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	22.80%	14.41%
Lipper Global Equity Income Funds Average	20.26%	13.74%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

R. Burns McKinney, CFA, lead portfolio manager, analyst and managing director, has managed the Fund since 2009.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2009.

L. Baxter Hines, CFA, portfolio manager, analyst and director, has managed the Fund since 2010.

86	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund (continued)

John R. Mowrey, CFA, portfolio manager, analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager, analyst and managing director, has managed the Fund since 2009.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	87

AllianzGI NFJ International Small-Cap Value Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.95%	0.25%	2.86%	4.06%	(2.61)%	1.45%
Class C	0.95	1.00	2.96	4.91	(2.71)	2.20
Institutional	0.95	None	2.96	3.91	(2.71)	1.20
Class P	0.95	None	2.93	3.88	(2.58)	1.30
Class D	0.95	0.25	4.61	5.81	(4.36)	1.45

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Institutional Class shares, 1.30% for Class P shares and 1.45% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$689	$1,492	$2,309	$4,420	$689	$1,492	$2,309	$4,420
Class C	323	1,233	2,246	4,784	223	1,233	2,246	4,784
Institutional	122	943	1,781	3,959	122	943	1,781	3,959
Class P	132	946	1,778	3,941	132	946	1,778	3,941
Class D	148	1,341	2,515	5,369	148	1,341	2,515	5,369

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 50%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity

88	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund (continued)

securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 9 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Prospectus	89

AllianzGI NFJ International Small-Cap Value Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2013–09/30/2013	11.43%
	Lowest 04/01/2013–06/30/2013	-3.03%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (6/1/12)
Class A – Before Taxes	17.24%	23.19%
Class A – After Taxes on Distributions	15.68%	21.59%
Class A – After Taxes on Distributions and Sale of Fund Shares	9.83%	17.22%
Class C – Before Taxes	22.25%	26.79%
Institutional Class – Before Taxes	24.42%	28.03%
Class P – Before Taxes	24.27%	27.87%
Class D – Before Taxes	24.04%	27.69%
MSCI World ex-U.S. Small Cap Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	25.55%	29.63%
Lipper International Small/Mid-Cap Value Fund Average	23.81%	29.98%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2012.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2012.

Paul A. Magnuson, portfolio manager, analyst and managing director, has managed the Fund since 2012.

John R. Mowrey, CFA, portfolio manager, analyst and vice president, has managed the Fund since 2013.

Morley D. Campbell, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2012.

90	Allianz Multi-Strategy Funds

AllianzGI NFJ International Small-Cap Value Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, and P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	91

AllianzGI NFJ International Value II Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.80%	0.25%	6.11%	7.16%	(5.96)%	1.20%
Class C	0.80	1.00	6.46	8.26	(6.31)	1.95
Institutional	0.80	None	5.97	6.77	(5.82)	0.95
Class P	0.80	None	6.07	6.87	(5.87)	1.00
Class D	0.80	0.25	5.99	7.04	(5.84)	1.20

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.20% for Class A shares, 1.95% for Class C shares, 0.95% for Institutional Class shares, 1.00% for Class P shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$666	$2,040	$3,356	$6,404	$666	$2,040	$3,356	$6,404
Class C	298	1,845	3,387	6,822	198	1,845	3,387	6,822
Institutional	97	1,481	2,816	5,954	97	1,481	2,816	5,954
Class P	102	1,504	2,855	6,016	102	1,504	2,855	6,016
Class D	122	1,554	2,928	6,125	122	1,554	2,928	6,125

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 20% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non U.S. equity securities with market capitalizations greater than $1 billion. The Fund normally invests significantly in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The

92	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund (continued)

Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the

Prospectus	93

AllianzGI NFJ International Value II Fund (continued)

information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	10.43%
	Lowest 04/01/2012–06/30/2012	-6.10%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/1/11)
Class A — Before Taxes	9.45%	11.63%
Class A — After Taxes on Distributions	7.80%	10.23%
Class A — After Taxes on Distributions and Sale of Fund Shares	6.00%	8.53%
Class C — Before Taxes	14.02%	13.85%
Institutional Class — Before Taxes	16.16%	15.06%
Class P — Before Taxes	16.01%	14.94%
Class D — Before Taxes	15.86%	14.71%
MSCI EAFE Index (returns reflect no deduction for fees or expenses but are net of dividend tax withholding)	22.78%	18.42%
Lipper International Multi-Cap Value Average	21.97%	17.06%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser NFJ Investment Group LLC (“NFJ”)

Portfolio Managers

L. Baxter Hines, CFA, lead portfolio manager, analyst and director, has managed the Fund since 2011.

Benno J. Fischer, CFA, portfolio manager, analyst, managing director, CIO and founding partner, has managed the Fund since 2011.

Paul A. Magnuson, portfolio manager, analyst and managing director, has managed the Fund since 2011.

R. Burns McKinney, CFA, portfolio manager, analyst and managing director, has managed the Fund since 2011.

John R. Mowrey, CFA, portfolio manager, analyst and vice president, has managed the Fund since 2013.

Thomas W. Oliver, CFA, CPA, portfolio manager and managing director, has managed the Fund since 2011.

94	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	95

AllianzGI Retirement 2015 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2015 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.57%	1.17%	(0.20)%	0.97%
Class C	0.05	1.00	0.30	0.57	1.92	(0.20)	1.72
Class R	0.05	0.50	0.30	0.57	1.42	(0.10)	1.32
Class R6	0.05	None	0.05	0.57	0.67	(0.10)	0.57
Class P	0.05	None	0.15	0.57	0.77	(0.10)	0.67
Administrative	0.05	0.25	0.15	0.57	1.02	(0.10)	0.92
Class D	0.05	0.25	0.30	0.57	1.17	(0.10)	1.07

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.97% for Class A shares, 1.72% for Class C shares, 1.32% for Class R shares, 0.57% for Class R6 shares, 0.67% for Class P shares, 0.92% for Administrative Class shares and 1.07% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$644	$882	$1,140	$1,875	$644	$882	$1,140	$1,875
Class C	275	584	1,018	2,227	175	584	1,018	2,227
Class R	134	440	767	1,693	134	440	767	1,693
Class R6	58	204	363	825	58	204	363	825
Class P	68	236	418	945	68	236	418	945
Administrative	94	315	554	1,239	94	315	554	1,239
Class D	109	362	634	1,411	109	362	634	1,411

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was

96	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

94% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2015 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	97

AllianzGI Retirement 2015 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	22%
	US Core Fixed Income	14%
	Non-US Core Bonds	4%
	Inflation-Protected Bonds	21%
Return-Generating	US Large Cap Equity	13%
	US Small Cap Equity	2%
	Developed Non-US Large Cap Equity	10%
	Developed Non-US Small/Mid Cap Equity	1%
	Emerging Market Equity	1%
	Global Fixed-Income	7%
	Commodity-Related Futures & Equities	3%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

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AllianzGI Retirement 2015 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2009–09/30/2009	9.02%
	Lowest 07/01/2011–09/30/2011	-6.65%

Prospectus	99

AllianzGI Retirement 2015 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-2.55%	8.25%	8.31%
Class A — After Taxes on Distributions	-3.42%	6.79%	6.85%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.44%	5.98%	6.03%
Class C — Before Taxes	1.34%	8.65%	8.71%
Class R — Before Taxes	2.76%	9.17%	9.23%
Class R6 — Before Taxes	3.59%	9.87%	9.93%
Class P — Before Taxes	3.48%	9.77%	9.83%
Administrative — Before Taxes	3.17%	9.54%	9.60%
Class D — Before Taxes	3.00%	9.43%	9.50%
Real Return Target 2015 Index* (reflects no deduction for fees, expenses or taxes)	-1.56%	8.17%	8.19%
Morningstar Lifetime Conservative 2015 Index (reflects no deduction for fees, expense or taxes)	5.09%	9.29%	9.55%
Lipper Mixed-Asset Target 2015 Funds Average	9.33%	11.14%	11.14%

*	The Real Return Target 2015 Index replaced the Dow Jones Real Return 2015 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2015 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2015 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

100	Allianz Multi-Strategy Funds

AllianzGI Retirement 2015 Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	101

AllianzGI Retirement 2020 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2020 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.59%	1.19%	(0.20)%	0.99%
Class C	0.05	1.00	0.30	0.59	1.94	(0.20)	1.74
Class R	0.05	0.50	0.30	0.59	1.44	(0.10)	1.34
Class R6	0.05	None	0.05	0.59	0.69	(0.10)	0.59
Class P	0.05	None	0.15	0.59	0.79	(0.10)	0.69
Administrative	0.05	0.25	0.15	0.59	1.04	(0.10)	0.94
Class D	0.05	0.25	0.30	0.59	1.19	(0.10)	1.09

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.99% for Class A shares, 1.74% for Class C shares, 1.34% for Class R shares, 0.59% for Class R6 shares, 0.69% for Class P shares, 0.94% for Administrative Class shares and 1.09% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$645	$888	$1,150	$1,897	$645	$888	$1,150	$1,897
Class C	277	590	1,029	2,248	177	590	1,029	2,248
Class R	136	446	777	1,716	136	446	777	1,716
Class R6	60	211	374	849	60	211	374	849
Class P	70	242	429	969	70	242	429	969
Administrative	96	321	564	1,262	96	321	564	1,262
Class D	111	368	645	1,434	111	368	645	1,434

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 86% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs

102	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2020 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	103

AllianzGI Retirement 2020 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	19%
	US Core Fixed Income	12%
	Non-US Core Bonds	3%
	Inflation-Protected Bonds	21%
Return-Generating	US Large Cap Equity	14%
	US Small Cap Equity	2%
	Developed Non-US Large Cap Equity	11%
	Developed Non-US Small/Mid Cap Equity	2%
	Emerging Market Equity	2%
	Global Fixed-Income	7%
	Commodity-Related Futures & Equities	4%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

104	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk: Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2009–09/30/2009	9.98%
	Lowest 07/01/2011–09/30/2011	-8.04%

Prospectus	105

AllianzGI Retirement 2020 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-1.79%	8.61%	8.69%
Class A — After Taxes on Distributions	-2.63%	7.06%	7.14%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.01%	6.31%	6.37%
Class C — Before Taxes	2.10%	9.00%	9.07%
Class R — Before Taxes	3.53%	9.52%	9.59%
Class R6 — Before Taxes	4.31%	10.22%	10.29%
Class P — Before Taxes	4.20%	10.11%	10.19%
Administrative — Before Taxes	3.86%	9.88%	9.95%
Class D — Before Taxes	3.74%	9.78%	9.85%
Real Return Target 2020 Index* (reflects no deduction for fees, expenses or taxes)	-0.43%	8.60%	8.69%
Morningstar Lifetime Conservative 2020 Index (reflects no deduction for fees, expenses or taxes	6.74%	10.25%	10.59%
Lipper Mixed-Asset Target 2020 Funds Average	11.13%	11.82%	11.82%

*	The Real Return Target 2020 Index replaced the Dow Jones Real Return 2020 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2015 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2020 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

106	Allianz Multi-Strategy Funds

AllianzGI Retirement 2020 Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	107

AllianzGI Retirement 2025 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2025 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.61%	1.21%	(0.20)%	1.01%
Class R	0.05	0.50	0.30	0.61	1.46	(0.10)	1.36
Class R6	0.05	None	0.05	0.61	0.71	(0.10)	0.61
Class P	0.05	None	0.15	0.61	0.81	(0.10)	0.71
Administrative	0.05	0.25	0.15	0.61	1.06	(0.10)	0.96

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding interest, taxes, and extraordinary expenses, exceed 1.01% for Class A shares, 1.36% for Class R shares, 0.61% for Class R6 shares, 0.71% for Class P shares and 0.96% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$647	$894	$1,160	$1,919	$647	$894	$1,160	$1,919
Class R	138	452	788	1,738	138	452	788	1,738
Class R6	62	217	385	873	62	217	385	873
Class P	73	249	440	992	73	249	440	992
Administrative	98	327	575	1,285	98	327	575	1,285

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 76%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

108	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2025 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	109

AllianzGI Retirement 2025 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	18%
	US Core Fixed Income	11%
	Non-US Core Bonds	3%
	Inflation-Protected Bonds	18%
Return-Generating	US Large Cap Equity	17%
	US Small Cap Equity	2%
	Developed Non-US Large Cap Equity	13%
	Developed Non-US Small/Mid Cap Equity	2%
	Emerging Market Equity	2%
	Global Fixed-Income	7%
	Commodity-Related Futures & Equities	5%
	Global Real Estate	1%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

110	Allianz Multi-Strategy Funds

AllianzGI Retirement 2025 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	5.18%
	Lowest 04/01/2013–06/30/2013	-4.00%

Prospectus	111

AllianzGI Retirement 2025 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	-1.00%	5.38%
Class A — After Taxes on Distributions	-1.82%	4.31%
Class A — After Taxes on Distributions and Sale of Fund Shares	-0.57%	3.70%
Class R — Before Taxes	4.42%	7.97%
Class R6 — Before Taxes	5.16%	8.77%
Class P — Before Taxes	5.11%	8.70%
Administrative — Before Taxes	4.86%	8.41%
Real Return Target 2025 Index* (reflects no deduction for fees, expenses or taxes)	1.30%	5.90%
Morningstar Lifetime Conservative 2025 Index (reflects no deduction for fees, expenses or taxes)	9.04%	11.38%
Lipper Mixed-Asset Target 2025 Funds Average	15.16%	14.12%

*	The Real Return Target 2025 Index replaced the Dow Jones Real Return 2025 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2025 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2025 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

112	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2030 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.68%	1.28%	(0.25)%	1.03%
Class C	0.05	1.00	0.30	0.68	2.03	(0.25)	1.78
Class R	0.05	0.50	0.30	0.68	1.53	(0.15)	1.38
Class R6	0.05	None	0.05	0.68	0.78	(0.15)	0.63
Class P	0.05	None	0.15	0.68	0.88	(0.15)	0.73
Administrative	0.05	0.25	0.15	0.68	1.13	(0.15)	0.98
Class D	0.05	0.25	0.30	0.68	1.28	(0.15)	1.13

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.03% for Class A shares, 1.78% for Class C shares, 1.38% for Class R shares, 0.63% for Class R6 shares, 0.73% for Class P shares, 0.98% for Administrative Class shares and 1.13% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$649	$910	$1,191	$1,989	$649	$910	$1,191	$1,989
Class C	281	612	1,070	2,339	181	612	1,070	2,339
Class R	140	469	820	1,811	140	469	820	1,811
Class R6	64	234	419	952	64	234	419	952
Class P	75	266	473	1,071	75	266	473	1,071
Administrative	100	344	608	1,361	100	344	608	1,361
Class D	115	391	688	1,532	115	391	688	1,532

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was

Prospectus	113

AllianzGI Retirement 2030 Fund (continued)

79% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2030 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

114	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	17%
	US Core Fixed Income	11%
	Non-US Core Bonds	3%
	Inflation-Protected Bonds	7%
Return-Generating	US Large Cap Equity	19%
	US Small Cap Equity	5%
	Developed Non-US Large Cap Equity	16%
	Developed Non-US Small/Mid Cap Equity	3%
	Emerging Market Equity	3%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	6%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Prospectus	115

AllianzGI Retirement 2030 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	13.97%
	Lowest 07/01/2011–09/30/2011	-11.80%

116	Allianz Multi-Strategy Funds

AllianzGI Retirement 2030 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	1.65%	10.42%	10.58%
Class A — After Taxes on Distributions	0.64%	8.78%	8.95%
Class A — After Taxes on Distributions and Sale of Fund Shares	0.93%	7.78%	7.91%
Class C — Before Taxes	5.81%	10.92%	11.09%
Class R — Before Taxes	7.19%	11.42%	11.59%
Class R6 — Before Taxes	8.03%	12.14%	12.30%
Class P — Before Taxes	7.87%	12.04%	12.20%
Administrative — Before Taxes	7.68%	11.81%	11.98%
Class D — Before Taxes	7.46%	11.68%	11.85%
Real Return Target 2030 Index* (reflects no deduction for fees, expenses or taxes)	3.68%	10.20%	10.49%
Morningstar Lifetime Conservative 2030 Index (reflects no deduction for fees, expenses or taxes)	12.23%	12.83%	13.36%
Lipper Mixed-Asset Target 2030 Funds Average	16.82%	13.81%	13.81%

*	The Real Return Target 2030 Index replaced the Dow Jones Real Return 2030 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2030 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2030 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Prospectus	117

AllianzGI Retirement 2030 Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

118	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2035 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.71%	1.31%	(0.25)%	1.06%
Class R	0.05	0.50	0.30	0.71	1.56	(0.15)	1.41
Class R6	0.05	None	0.05	0.71	0.81	(0.15)	0.66
Class P	0.05	None	0.15	0.71	0.91	(0.15)	0.76
Administrative	0.05	0.25	0.15	0.71	1.16	(0.15)	1.01

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.06% for Class A shares, 1.41% for Class R shares, 0.66% for Class R6 shares, 0.76% for Class P shares and 1.01% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$652	$919	$1,206	$2,021	$652	$919	$1,206	$2,021
Class R	144	478	836	1,844	144	478	836	1,844
Class R6	67	244	435	988	67	244	435	988
Class P	78	275	489	1,106	78	275	489	1,106
Administrative	103	354	624	1,396	103	354	624	1,396

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 67%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	119

AllianzGI Retirement 2035 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2035 approaches and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

120	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	14%
	US Core Fixed Income	9%
	Non-US Core Bonds	0%
	Inflation-Protected Bonds	5%
Return-Generating	US Large Cap Equity	22%
	US Small Cap Equity	5%
	Developed Non-US Large Cap Equity	21%
	Developed Non-US Small/Mid Cap Equity	4%
	Emerging Market Equity	3%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	7%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

Prospectus	121

AllianzGI Retirement 2035 Fund (continued)

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	7.37%
	Lowest 04/01/2013–06/30/2013	-3.17%

122	Allianz Multi-Strategy Funds

AllianzGI Retirement 2035 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	3.94%	9.35%
Class A — After Taxes on Distributions	2.95%	8.11%
Class A — After Taxes on Distributions and Sale of Fund Shares	2.23%	6.69%
Class R — Before Taxes	9.62%	12.08%
Class R6 — Before Taxes	10.47%	12.90%
Class P — Before Taxes	10.35%	12.80%
Administrative — Before Taxes	10.09%	12.50%
Real Return Target 2035 Index* (reflects no deduction for fees, expenses or taxes)	6.51%	9.85%
Morningstar Lifetime Conservative 2035 Index (reflects no deduction for fees, expenses or taxes)	15.70%	16.30%
Lipper Mixed-Asset Target 2035 Funds Average	20.00%	17.20%

*	The Real Return Target 2035 Index replaced the Dow Jones Real Return 2035 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2035 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2035 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	123

AllianzGI Retirement 2040 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2040 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.74%	1.34%	(0.25)%	1.09%
Class C	0.05	1.00	0.30	0.74	2.09	(0.25)	1.84
Class R	0.05	0.50	0.30	0.74	1.59	(0.15)	1.44
Class R6	0.05	None	0.05	0.74	0.84	(0.15)	0.69
Class P	0.05	None	0.15	0.74	0.94	(0.15)	0.79
Administrative	0.05	0.25	0.15	0.74	1.19	(0.15)	1.04
Class D	0.05	0.25	0.30	0.74	1.34	(0.15)	1.19

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.09% for Class A shares, 1.84% for Class C shares, 1.44% for Class R shares, 0.69% for Class R6 shares, 0.79% for Class P shares, 1.04% for Administrative Class shares and 1.19% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$655	$928	$1,221	$2,053	$655	$928	$1,221	$2,053
Class C	287	631	1,101	2,401	187	631	1,101	2,401
Class R	147	487	851	1,877	147	487	851	1,877
Class R6	70	253	451	1,023	70	253	451	1,023
Class P	81	285	505	1,141	81	285	505	1,141
Administrative	106	363	640	1,430	106	363	640	1,430
Class D	121	410	720	1,600	121	410	720	1,600

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was

124	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

61% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2040 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	125

AllianzGI Retirement 2040 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	9%
	US Core Fixed Income	7%
	Non-US Core Bonds	0%
	Inflation-Protected Bonds	3%
Return-Generating	US Large Cap Equity	24%
	US Small Cap Equity	6%
	Developed Non-US Large Cap Equity	24%
	Developed Non-US Small/Mid Cap Equity	5%
	Emerging Market Equity	4%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	7%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

126	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	18.93%
	Lowest 07/01/2011–09/30/2011	-16.36%

Prospectus	127

AllianzGI Retirement 2040 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	5.96%	12.23%	12.47%
Class A — After Taxes on Distributions	4.88%	10.47%	10.71%
Class A — After Taxes on Distributions and Sale of Fund Shares	3.37%	9.33%	9.53%
Class C — Before Taxes	10.28%	12.63%	12.87%
Class R — Before Taxes	11.73%	13.17%	13.41%
Class R6 Before Taxes	12.62%	13.89%	14.13%
Class P — Before Taxes	12.46%	13.79%	14.03%
Administrative — Before Taxes	12.18%	13.55%	13.79%
Class D — Before Taxes	12.00%	13.40%	13.64%
Real Return Target 2040 Index* (reflects no deduction for fees, expenses or taxes)	9.19%	12.03%	12.52%
Morningstar Lifetime Conservative 2040 Index (reflects no deduction for fees, expenses or taxes)	18.41%	14.92%	15.57%
Lipper Mixed-Asset Target 2040 Funds Average	19.95%	14.85%	14.85%

*	The Real Return Target 2040 Index replaced the Dow Jones Real Return 2040 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2040 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2040 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

128	Allianz Multi-Strategy Funds

AllianzGI Retirement 2040 Fund (continued)

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	129

AllianzGI Retirement 2045 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2045 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.77%	1.37%	(0.27)%	1.10%
Class R	0.05	0.50	0.30	0.77	1.62	(0.17)	1.45
Class R6	0.05	None	0.05	0.77	0.87	(0.17)	0.70
Class P	0.05	None	0.15	0.77	0.97	(0.17)	0.80
Administrative	0.05	0.25	0.15	0.77	1.22	(0.17)	1.05

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$935	$1,234	$2,084	$656	$935	$1,234	$2,084
Class R	148	495	865	1,908	148	495	865	1,908
Class R6	72	261	466	1,057	72	261	466	1,057
Class P	82	292	520	1,174	82	292	520	1,174
Administrative	107	370	654	1,462	107	370	654	1,462

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 51%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

130	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2045 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

Prospectus	131

AllianzGI Retirement 2045 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	8%
	US Core Fixed Income	5%
	Non-US Core Bonds	0%
	Inflation-Protected Bonds	0%
Return-Generating	US Large Cap Equity	27%
	US Small Cap Equity	6%
	Developed Non-US Large Cap Equity	25%
	Developed Non-US Small/Mid Cap Equity	6%
	Emerging Market Equity	4%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	8%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

132	Allianz Multi-Strategy Funds

AllianzGI Retirement 2045 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	8.59%
	Lowest 04/01/2012–06/30/2012	-3.26%

Prospectus	133

AllianzGI Retirement 2045 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/19/11)
Class A – Before Taxes	7.26%	11.58%
Class A – After Taxes on Distributions	6.15%	10.14%
Class A – After Taxes on Distributions and Sale of Fund Shares	4.11%	8.33%
Class R – Before Taxes	13.17%	14.34%
Class R6 – Before Taxes	14.03%	15.18%
Class P – Before Taxes	13.82%	15.07%
Administrative – Before Taxes	13.55%	14.74%
Real Return Target 2045 Index* (reflects no deduction for fees, expenses or taxes)	11.35%	13.44%
Morningstar Lifetime Conservative 2045 Index (reflects no deduction for fees, expenses or taxes)	19.57%	19.02%
Lipper Mixed-Asset Target 2045 Funds Average	21.96%	18.92%

*	The Real Return Target 2045 Index replaced the Dow Jones Real Return 2045 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2045 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2045 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

134	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2050 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.80%	1.40%	(0.30)%	1.10%
Class C	0.05	1.00	0.30	0.80	2.15	(0.30)	1.85
Class R	0.05	0.50	0.30	0.80	1.65	(0.20)	1.45
Class R6	0.05	None	0.05	0.80	0.90	(0.20)	0.70
Class P	0.05	None	0.15	0.80	1.00	(0.20)	0.80
Administrative	0.05	0.25	0.15	0.80	1.25	(0.20)	1.05
Class D	0.05	0.25	0.30	0.80	1.40	(0.20)	1.20

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.85% for Class C shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares, 1.05% for Administrative Class shares and 1.20% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$941	$1,247	$2,113	$656	$941	$1,247	$2,113
Class C	288	644	1,127	2,459	188	644	1,127	2,459
Class R	148	501	878	1,938	148	501	878	1,938
Class R6	72	267	479	1,089	72	267	479	1,089
Class P	82	298	533	1,206	82	298	533	1,206
Administrative	107	377	667	1,494	107	377	667	1,494
Class D	122	423	747	1,662	122	423	747	1,662

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was

Prospectus	135

AllianzGI Retirement 2050 Fund (continued)

54% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2050 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

136	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	5%
	US Core Fixed Income	4%
	Non-US Core Bonds	0%
	Inflation-Protected Bonds	0%
Return-Generating	US Large Cap Equity	28%
	US Small Cap Equity	7%
	Developed Non-US Large Cap Equity	26%
	Developed Non-US Small/Mid Cap Equity	6%
	Emerging Market Equity	5%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	8%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Prospectus	137

AllianzGI Retirement 2050 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of two broad-based market indexes and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	18.71%
	Lowest 07/01/2011–09/30/2011	-17.46%

138	Allianz Multi-Strategy Funds

AllianzGI Retirement 2050 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	8.11%	12.84%	13.08%
Class A — After Taxes on Distributions	6.89%	10.91%	11.15%
Class A — After Taxes on Distributions and Sale of Fund Shares	4.59%	9.76%	9.96%
Class C — Before Taxes	12.58%	13.29%	13.53%
Class R — Before Taxes	14.04%	13.83%	14.07%
Class R6 — Before Taxes	14.87%	14.54%	14.78%
Class P — Before Taxes	14.78%	14.44%	14.68%
Administrative — Before Taxes	14.55%	14.22%	14.46%
Class D — Before Taxes	14.31%	14.09%	14.33%
Real Return Target 2050 Index* (reflects no deduction for fees, expenses or taxes)	12.90%	13.06%	13.63%
Morningstar Lifetime Conservative 2050 Index (reflects no deduction for fees, expenses or taxes)	19.86%	15.42%	16.08%
Lipper Mixed-Asset Target 2050 Funds Average	20.97%	15.05%	15.05%

*	The Real Return Target 2050 Index replaced the Dow Jones Real Return 2050 Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 2050 Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 2050 Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above. For periods prior to December 31, 2009, performance information for the Dow Jones Real Return 40+ Index is shown, as the former Dow Jones Real Return 2050 Index was first constituted as of that date.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Prospectus	139

AllianzGI Retirement 2050 Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

140	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund

Investment Objective	The Fund seeks capital growth and preservation consistent with its asset allocation as 2055 approaches, and thereafter current income and, secondarily, capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.80%	1.40%	(0.30)%	1.10%
Class R	0.05	0.50	0.30	0.80	1.65	(0.20)	1.45
Class R6	0.05	None	0.05	0.80	0.90	(0.20)	0.70
Class P	0.05	None	0.15	0.80	1.00	(0.20)	0.80
Administrative	0.05	0.25	0.15	0.80	1.25	(0.20)	1.05

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.
(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 1.10% for Class A shares, 1.45% for Class R shares, 0.70% for Class R6 shares, 0.80% for Class P shares and 1.05% for Administrative Class shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$656	$941	$1,247	$2,113	$656	$941	$1,247	$2,113
Class R	148	501	878	1,938	148	501	878	1,938
Class R6	72	267	479	1,089	72	267	479	1,089
Class P	82	298	533	1,206	82	298	533	1,206
Administrative	107	377	667	1,494	107	377	667	1,494

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 41%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest

Prospectus	141

AllianzGI Retirement 2055 Fund (continued)

significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. The Fund uses an actively-managed strategy and modifies asset allocations over time with the intent of progressively reducing anticipated risk and volatility as the target date of 2055 approaches, and becoming increasingly conservative over time. The chart below illustrates the Sub-Adviser’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. Upon reaching this target date, the Fund’s objective and strategy will change to closely resemble that of the AllianzGI Retirement Income Fund, which the Fund is expected to merge into approximately three years after its target date, provided that the Fund’s Board of Trustees determines the transaction is in the best interest of shareholders. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its objective is to seek current income and, secondarily, capital appreciation. More information about the Fund’s asset allocation and portfolio construction strategy, the Retirement Income Fund and the Underlying Funds is available in the Fund’s prospectus.

Sub-Adviser’s Glidepath

142	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-gathering categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the most representative asset class(es).

Fund Asset Allocation as of February 28, 2014

Asset Group	Asset Class	Percent of the Portfolio Invested
Defensive	Short-Duration Bonds & Cash	5%
	US Core Fixed Income	4%
	Non-US Core Bonds	0%
	Inflation-Protected Bonds	0%
Return-Generating	US Large Cap Equity	28%
	US Small Cap Equity	7%
	Developed Non-US Large Cap Equity	26%
	Developed Non-US Small/Mid Cap Equity	6%
	Emerging Market Equity	5%
	Global Fixed-Income	8%
	Commodity-Related Futures & Equities	8%
	Global Real Estate	2%

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Prospectus	143

AllianzGI Retirement 2055 Fund (continued)

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class R performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	9.10%
	Lowest 04/01/2012–06/30/2012	-3.66%

144	Allianz Multi-Strategy Funds

AllianzGI Retirement 2055 Fund (continued)

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/19/11)
Class A — Before Taxes	8.26%	12.20%
Class A — After Taxes on Distributions	6.86%	10.25%
Class A — After Taxes on Distributions and Sale of Fund Shares	4.74%	8.63%
Class R — Before Taxes	14.20%	15.01%
Class R6 — Before Taxes	15.00%	15.84%
Class P — Before Taxes	14.88%	15.74%
Administrative – Before Taxes	14.59%	15.44%
Real Return Target 40+ Index* (reflects no deduction for fees, expenses or taxes)	13.90%	15.15%
Morningstar Lifetime Conservative 2055 Index (reflects no deduction for fees, expenses or taxes)	19.73%	19.29%
Lipper Mixed-Asset Target 2055+ Funds Average	23.23%	19.29%

*	The Real Return Target 40+ Index replaced the Dow Jones Real Return 40+ Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target 40+ Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return 40+ Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2011.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2015.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Class R6, Class P and Administrative Class shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class R shares and 1-800-498-5413 for Class R6, Class P and Administrative Class shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Prospectus	145

AllianzGI Retirement Income Fund

Investment Objective	The Fund seeks current income and, secondarily, capital appreciation. The Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Class R6	None	None
Class P	None	None
Administrative	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Advisory Fees(2)	Distribution Fee and/or Service (12b-1) Fees	Other Expenses(2)	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses(3)	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.05%	0.25%	0.30%	0.56%	1.16%	(0.21)%	0.95%
Class C	0.05	1.00	0.30	0.56	1.91	(0.21)	1.70
Class R	0.05	0.50	0.30	0.56	1.41	(0.11)	1.30
Class R6	0.05	None	0.05	0.56	0.66	(0.11)	0.55
Class P	0.05	None	0.15	0.56	0.76	(0.11)	0.65
Administrative	0.05	0.25	0.15	0.56	1.01	(0.11)	0.90
Class D	0.05	0.25	0.30	0.56	1.16	(0.11)	1.05

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Other Expenses represent administrative fees paid by the Fund to Allianz Global Investors Fund Management LLC (“AGIFM”) pursuant to an Administration Agreement between AGIFM and the Trust.
(3)

Total Annual Fund Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Fund as set forth in the Financial Highlights table of the Fund’s prospectus, in part, because the Ratio of Expenses to Average Net Assets in the prospectus reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(4)

The Manager has contractually agreed, until March 31, 2015, to irrevocably waive its advisory and administrative fees and reimburse any additional Other Expenses or Acquired Fund Fees and Expenses, to the extent that Total Annual Fund Operating Expenses After Expense Reductions, excluding, interest, taxes, and extraordinary expenses, exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.30% for Class R shares, 0.55% for Class R6 shares, 0.65% for Class P shares, 0.90% for Administrative Class shares and 1.05% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$642	$879	$1,134	$1,864	$642	$879	$1,134	$1,864
Class C	273	580	1,012	2,216	173	580	1,012	2,216
Class R	132	435	761	1,681	132	435	761	1,681
Class R6	56	200	357	812	56	200	357	812
Class P	66	232	412	932	66	232	412	932
Administrative	92	311	547	1,226	92	311	547	1,226
Class D	107	358	628	1,399	107	358	628	1,399

146	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 81% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies	The Fund seeks to achieve its objective by normally investing primarily in certain affiliated mutual funds and exchange-traded funds (ETFs) sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”). The Fund may invest without limit in Underlying Funds and may invest significantly in one or a small number of the Underlying Funds. Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. The Fund may also invest in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Fund does not currently intend to invest more than 10% of its assets in Other Acquired Funds that are not advised by the Manager or its affiliates. The Fund may also invest significantly in other securities and instruments as a complement or adjustment to its exposure to Underlying Funds and Other Acquired Funds. The Sub-Adviser normally seeks to maintain significant economic exposure to a number of countries outside the U.S., and the Fund may have exposure to companies in a broad range of market capitalizations and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Fund may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. Normally, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Fund’s assets in return-generating assets and 75% in defensive assets, though may cause the Fund to deviate from these allocations, for example, during periods of significant performance differential between the two categories. The Fund may also deviate from its allocation targets when expected returns are judged to be below or above long-term averages. In these cases, the Sub-Adviser would seek to overweight what it deems to be the undervalued category and underweight the overvalued category. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets. More information about the Fund, the Fund’s asset allocation and portfolio construction strategy, and the Underlying Funds is available in the Fund’s prospectus.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 5 risks):

Allocation Risk:  The Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. The Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds and other investments may not produce the desired results.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to the Underlying Funds and Other Acquired Funds.

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Commodity Risk:  Commodity-linked derivative instruments may increase volatility.

Convertible Securities Risk:  Convertible securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Prospectus	147

AllianzGI Retirement Income Fund (continued)

Currency Risk:  The values of non-U.S. securities may fluctuate with currency exchange rates and exposure to non-U.S. currencies may subject the Fund to the risk that those currencies will decline in value relative to the U.S. dollar.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Emerging Markets Risk:  Non-U.S. investment risk may be particularly high to the extent that the Fund invests in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

High Yield Risk:  High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Index Risk:  Investments in index-linked derivatives are subject to the risks associated with the applicable index.

Interest Rate Risk:  Fixed income securities may decline in value because of increases in interest rates.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Mortgage-Related and Other Asset-Backed Risk:  Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

Non-U.S. Investment Risk:  Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Short Selling Risk:  Short selling enhances leveraging risk and involves counterparty risk and the risk of unlimited loss.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Variable Distribution Risk:  Periodic distributions by investments of variable or floating interest rates vary with fluctuations in market interest rates.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class C, Class R and Class D performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Class R6, Class P and Administrative Class performance would be higher than Class A performance because of

148	Allianz Multi-Strategy Funds

AllianzGI Retirement Income Fund (continued)

the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 07/01/2009–09/30/2009	8.53%
	Lowest 07/01/2011–09/30/2011	-5.55%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (12/29/08)
Class A — Before Taxes	-2.90%	7.93%	7.96%
Class A — After Taxes on Distributions	-3.86%	6.42%	6.46%
Class A — After Taxes on Distributions and Sale of Fund Shares	-1.65%	5.66%	5.69%
Class C — Before Taxes	0.95%	8.35%	8.38%
Class R — Before Taxes	2.39%	8.84%	8.88%
Class R6 — Before Taxes	3.15%	9.55%	9.58%
Class P — Before Taxes	3.04%	9.45%	9.48%
Administrative — Before Taxes	2.78%	9.22%	9.26%
Class D — Before Taxes	2.63%	9.10%	9.14%
Real Return Target Today Index* (reflects no deduction for fees, expenses or taxes)	-1.56%	8.08%	8.06%
Morningstar Lifetime Conservative Income Index (reflects no deduction for fees, expenses or taxes)	2.21%	7.00%	7.15%
Lipper Mixed-Asset Target Today Funds Average	4.61%	8.52%	8.52%

*	The Real Return Target Today Index replaced the Dow Jones Real Return Today Index as the Fund’s primary benchmark as of July 1, 2014. The Real Return Target Today Index is based on the methodology designed and produced by S&P Dow Jones Indices for the Dow Jones Real Return Today Index, which was terminated on June 30, 2014, and the performance figures for the two indices are identical for all periods shown in the table above.

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Paul Pietranico, CFA, senior portfolio manager and director, has managed the Fund since 2008.

James Macey, CFA, CAIA, portfolio manager and vice president, has managed the Fund since 2011.

Claudio Marsala, portfolio manager and director, has managed the Fund since 2015.

Rahul Malhotra, portfolio manager and vice president, has managed the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C and Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for

Prospectus	149

AllianzGI Retirement Income Fund (continued)

Class R6, Class P, Administrative Class and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Class R6, Class P, Administrative Class and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Class P and Administrative Class shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums. For Class R6 shares, there is no minimum initial investment for specified benefit plans and other eligible investors.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

150	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund

Investment Objective	The Fund seeks a high level of current income.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	2.25%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.48%	0.25%	0.17%	0.90%	(0.05)%	0.85%
Class C	0.48	0.50	0.18	1.16	(0.06)	1.10
Institutional	0.48	None	0.13	0.61	(0.00)	0.61
Class P	0.48	None	0.23	0.71	(0.01)	0.70
Class D	0.48	0.25	0.35	1.08	(0.23)	0.85

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 0.85% for Class A shares, 1.10% for Class C shares, 0.61% for Institutional Class shares, 0.70% for Class P shares and 0.85% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$310	$501	$707	$1,303	$310	$501	$707	$1,303
Class C	212	363	633	1,404	112	363	633	1,404
Institutional	62	195	340	762	62	195	340	762
Class P	72	226	394	882	72	226	394	882
Class D	87	321	573	1,296	87	321	573	1,296

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 63% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average

Prospectus	151

AllianzGI Short Duration High Income Fund (continued)

duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies. The Fund invests in high yield securities (“junk bonds”) and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 6 risks):

Fixed Income Risk: Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

High Yield Risk: High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

Market Risk: The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk: The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Interest Rate Risk: Fixed income securities may decline in value because of increases in interest rates.

Credit and Counterparty Risk: An issuer or counterparty may default on obligations.

Confidential Information Access Risk: The Fund’s Sub-Adviser normally will seek to avoid the receipt of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition or held in the Fund’s portfolio, and thus the Fund may be disadvantaged in comparison to other investors who have received Confidential Information from issuers.

Derivatives Risk: Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Non-U.S. Investment Risk: Non-U.S. securities markets and issuers may be more volatile, smaller, less liquid, less transparent and subject to less oversight, particularly in emerging markets.

Smaller Company Risk: Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

152	Allianz Multi-Strategy Funds

AllianzGI Short Duration High Income Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2012–03/31/2012	2.53%
	Lowest 04/01/2013–06/30/2013	-0.94%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (10/3/11)
Class A – Before Taxes	1.93%	6.19%
Class A – After Taxes on Distributions	-0.09%	4.38%
Class A – After Taxes on Distributions and Sale of Fund Shares	1.07%	4.01%
Class C – Before Taxes	2.98%	6.79%
Institutional Class – Before Taxes	4.56%	7.57%
Class P – Before Taxes	4.44%	7.44%
Class D – Before Taxes	4.28%	7.27%
BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	5.58%	8.89%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Douglas G. Forsyth, CFA, portfolio manager, managing director and CIO Fixed Income US, has managed the Fund since 2013.

James Dudnick, CFA, portfolio manager and director, has managed the Fund since 2014.

Steven Gish, CFA, portfolio manager and director, has managed the Fund since 2014.

Prospectus	153

AllianzGI Short Duration High Income Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

154	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund

Investment Objective	The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees(2)	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(3)	Total Annual Fund Operating Expenses	Expense Reductions(4)	Total Annual Fund Operating Expenses After Expense Reductions(4)
Class A	0.60%	0.25%	4.49%	0.09%	5.43%	(4.19)%	1.24%
Class C	0.60	1.00	3.31	0.09	5.00	(3.01)	1.99
Institutional	0.60	None	3.04	0.09	3.73	(2.74)	0.99
Class P	0.60	None	3.37	0.09	4.06	(2.97)	1.09
Class D	0.60	0.25	3.44	0.09	4.38	(3.14)	1.24

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)	Management fees have been restated to reflect current fee rates, which were reduced to 0.60% effective July 1, 2014.
(3)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and upon the total annual operating expenses of Other Acquired Funds for the current fiscal year. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

(4)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through July 31, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Institutional Class shares, 1.00% for Class P shares and 1.15% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$669	$1,730	$2,781	$5,370	$669	$1,730	$2,781	$5,370
Class C	302	1,232	2,262	4,837	202	1,232	2,262	4,837
Institutional	101	887	1,693	3,799	101	887	1,693	3,799
Class P	111	963	1,831	4,072	111	963	1,831	4,072
Class D	126	1,041	1,967	4,332	126	1,041	1,967	4,332

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance. Because the Fund invested primarily in short-term investments from its inception on December 3, 2012 through the end of its fiscal year on November 30, 2013, the Fund does not calculate a portfolio turnover rate for purposes of its Financial Highlights prepared under generally accepted accounting principles.

Prospectus	155

AllianzGI Structured Return Fund (continued)

Principal Investment Strategies	In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in-the-money short call overlay strategy. Effective July 1, 2014, the Fund changed its name from “AllianzGI Structured Alpha Fund” to “AllianzGI Structured Return Fund” in connection with changes to the Fund’s investment objective, principal investment strategies, management fee and operating expenses.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired stocks through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund will employ a strategy of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) on the S&P 500 Index that are at a strike price below the current market price, typically with an aggregate notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may utilize long calls and short or long put or call spreads of exchange-traded or FLEX options to enhance the portfolio’s return. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but with different strike prices or expiration dates. At maturity, an index option has a value based on a contractual obligation that is equal to its intrinsic value. It is the Fund’s intention to normally hold spread positions with different capped returns and maturities to expiration. All options are expected to be held to expiration unless market conditions or redemptions make earlier closeout appropriate or necessary.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 2 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Fixed Income Risk:  Fixed income (debt) securities are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to changes in interest rates or an issuer’s or counterparty’s deterioration or default.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

156	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Prior to July 1, 2014, the Fund was managed pursuant to a different investment strategy and would not necessarily have achieved the performance results shown below under its current investment strategy. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Return — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 01/01/2013–03/31/2013	2.01%
	Lowest 04/01/2013–06/30/2013	0.98%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/3/12)
Class A — Before Taxes	0.34%	0.00%
Class A — After Taxes on Distributions	-1.01%	-1.24%
Class A — After Taxes on Distributions and Sale of Fund Shares	0.72%	-0.29%
Class C — Before Taxes	4.31%	4.54%
Institutional Class — Before Taxes	6.45%	5.65%
Class P — Before Taxes	6.31%	5.52%
Class D — Before Taxes	6.31%	5.52%
BofA Merrill Lynch 3-Month US T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.08%
Lipper Absolute Return Fund Average	3.99%	4.32%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Prospectus	157

AllianzGI Structured Return Fund (continued)

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

158	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Institutional	None	None
Class P	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
Class A	1.50%	0.25%	0.55%	2.30%
Institutional	1.50	None	0.50	2.00
Class P	1.50	None	0.57	2.07

(1)	For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$770	$1,229	$1,713	$3,041	$770	$1,229	$1,713	$3,041
Institutional	203	627	1,078	2,327	203	627	1,078	2,327
Class P	210	649	1,114	2,400	210	649	1,114	2,400

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 59% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Principal Investment Strategies

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.47 billion as of February 28, 2014. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($734 million as of February 28, 2014). The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings

Prospectus	159

AllianzGI Ultra Micro Cap Fund (continued)

(IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A and Class P performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

160	Allianz Multi-Strategy Funds

AllianzGI Ultra Micro Cap Fund (continued)

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	34.08%
	Lowest 07/01/2011–09/30/2011	-28.80%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	Fund Inception (1/28/08)
Institutional Class — Before Taxes	59.79%	33.47%	18.52%
Institutional Class — After Taxes on Distributions	59.68%	33.17%	18.29%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	33.91%	28.19%	15.27%
Class A — Before Taxes	50.71%	31.52%	16.98%
Class P — Before Taxes	59.72%	33.33%	18.39%
Russell Microcap Growth Index (reflects no deduction for fees, expenses or taxes)	52.84%	23.78%	10.53%
Lipper Small-Cap Growth Funds Average	42.29%	22.40%	10.43%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1995.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 1995.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	As described under “How to Buy and Sell Shares” in the Fund’s prospectus, as of January 16, 2014, the Fund is no longer available for purchase by new investors, with certain exceptions. Subject to those restrictions you may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s transfer agent by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA, 02266-8050) for Class A shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class and Class P shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A shares and 1-800-498-5413 for Institutional Class and Class P shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors.

Prospectus	161

AllianzGI Ultra Micro Cap Fund (continued)

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

162	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund

Investment Objective	The Fund seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses(2)	Total Annual Fund Operating Expenses	Expense Reductions(3)	Total Annual Fund Operating Expenses After Expense Reductions(3)
Class A	0.70%	0.25%	6.53%	0.09%	7.57%	(6.23)%	1.34%
Class C	0.70	1.00	7.07	0.09	8.86	(6.77)	2.09
Institutional	0.70	None	5.79	0.09	6.58	(5.49)	1.09
Class P	0.70	None	5.68	0.09	6.47	(5.28)	1.19
Class D	0.70	0.25	6.49	0.09	7.53	(6.19)	1.34

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Acquired Fund Fees and Expenses for the Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and upon the total annual operating expenses of Other Acquired Funds for the current fiscal year. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

(3)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive, through November 30, 2015, its management fee and/or reimburse the Fund to the extent that Total Annual Fund Operating Expenses, excluding interest, taxes, extraordinary expenses, Acquired Fund Fees and Expenses, and certain credits and other expenses, exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.00% for Institutional Class shares, 1.10% for Class P shares and 1.25% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expenses limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$679	$2,124	$3,496	$6,629	$679	$2,124	$3,496	$6,629
Class C	312	1,966	3,587	7,123	212	1,966	3,587	7,123
Institutional	111	1,457	2,761	5,844	111	1,457	2,761	5,844
Class P	121	1,445	2,730	5,781	121	1,445	2,730	5,781
Class D	136	1,658	3,104	6,411	136	1,658	3,104	6,411

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate from its inception on December 3, 2012 through the end of its fiscal year on November 30, 2013 was 6% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	163

AllianzGI U.S. Equity Hedged Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks. To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired stocks through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may seek to pair a long put position with a short put position at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 4 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

REIT and Real Estate-Related Investment Risk:  Adverse changes in the real estate markets may affect the value of REIT investments or real estate-linked derivatives.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

Underlying Fund and Other Acquired Fund Risks:  The Fund will be affected by factors, risks and performance specific to Other Acquired Funds.

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

164	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund (continued)

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, returns would be lower than those shown. Class D performance would be similar to Class A performance because of the similar expenses paid by Class A shares. Class C performance would be lower than Class A performance because of the lower expenses paid by Class A shares. Institutional Class and Class P performance would be higher than Class A performance because of the higher expenses paid by Class A shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Class A Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 10/01/2013–12/31/2013	6.99%
	Lowest 04/01/2013–06/30/2013	2.02%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	Fund Inception (12/3/12)
Class A — Before Taxes	10.28%	10.20%
Class A — After Taxes on Distributions	9.22%	9.20%
Class A — After Taxes on Distributions and Sale of Fund Shares	5.80%	7.31%
Class C — Before Taxes	14.90%	15.32%
Institutional Class — Before Taxes	17.09%	16.50%
Class P — Before Taxes	16.93%	16.35%
Class D — Before Taxes	16.77%	16.20%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	31.47%
Lipper Long/Short Equity Fund Average	15.63%	14.69%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for other share classes will vary.

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

Greg P. Tournant, lead portfolio manager, managing director and CIO US Structured Products, has managed the Fund since 2012.

Stephen G. Bond-Nelson, portfolio manager and director, has managed the Fund since 2012.

Trevor Taylor, portfolio manager and director, has managed the Fund since 2012.

Purchase and Sale of Fund Shares

You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A and Class C shares, or directly from the Fund’s transfer

Prospectus	165

AllianzGI U.S. Equity Hedged Fund (continued)

agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P and Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A and Class C shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

166	Allianz Multi-Strategy Funds

AllianzGI U.S. Small-Cap Growth Fund

Investment Objective	The Fund seeks maximum long-term capital appreciation.

Fees and Expenses of the Fund	The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of eligible funds that are part of the family of mutual funds sponsored by Allianz. More information about these and other discounts is available in the “Classes of Shares” section beginning on page 266 of the Fund’s prospectus or from your financial advisor.

Shareholder Fees (fees paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (CDSC) (Load) (as a percentage of the lower of original purchase price or NAV)(1)
Class A	5.50%	1%
Class C	None	1%
Class R	None	None
Institutional	None	None
Class P	None	None
Class D	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Share Class	Management Fees	Distribution and/or Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Expense Reductions(2)	Total Annual Fund Operating Expenses After Expense Reductions(2)
Class A	0.90%	0.25%	0.76%	1.91%	(0.51)%	1.40%
Class C	0.90	1.00	0.83	2.73	(0.53)	2.20
Class R	0.90	0.50	0.76	2.16	(0.51)	1.65
Institutional	0.90	None	0.79	1.69	(0.53)	1.16
Class P	0.90	None	0.84	1.74	(0.49)	1.25
Class D	0.90	0.25	0.85	2.00	(0.58)	1.42

(1)

For Class A shares, the CDSC is imposed only in certain circumstances where shares are purchased without a front-end sales charge at the time of purchase. For Class C shares, the CDSC is imposed only on shares redeemed in the first year.

(2)

Total Annual Fund Operating Expenses After Expense Reductions reflect the effect of a contractual agreement by the Manager to waive its management fee and/or reimburse the Fund through March 31, 2015 to the extent that Total Annual Fund Operating Expenses, excluding interest, tax, and extraordinary expenses, and certain credits and other expenses, exceed 1.40% for Class A shares, 2.20% for Class C shares, 1.65% for Class R shares, 1.16% for Institutional Class shares, 1.25% for Class P shares and 1.42% for Class D shares. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties.

Examples.  The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The Examples are based, for the first year, on Total Annual Fund Operating Expenses After Expense Reductions and, for all other periods, on Total Annual Fund Operating Expenses.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$685	$1,070	$1,480	$2,621	$685	$1,070	$1,480	$2,621
Class C	323	797	1,398	3,022	223	797	1,398	3,022
Class R	168	627	1,113	2,453	168	627	1,113	2,453
Institutional	118	481	868	1,954	118	481	868	1,954
Class P	127	500	898	2,011	127	500	898	2,011
Class D	145	571	1,024	2,281	145	571	1,024	2,281

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). The Fund’s portfolio turnover rate for the fiscal year ended November 30, 2013 was 81% of the average value of its portfolio. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account.

These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples above, can adversely affect the Fund’s investment performance.

Prospectus	167

AllianzGI U.S. Small-Cap Growth Fund (continued)

Principal Investment Strategies	The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are below the highest market capitalization of companies represented in the Russell 2000 Growth Index (approximately $7.87 billion as of February 28, 2014). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. Effective April 1, 2014, the Fund changed its name from “AllianzGI U.S. Emerging Growth Fund” to “AllianzGI U.S. Small-Cap Growth Fund” and, consistent with the type of investments suggested by the Fund’s name, adopted the revised 80% test referenced above. The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company-specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will be a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The Fund may have a high portfolio turnover rate, which may be up to 200% or more. In addition to common stocks and other equity securities (such as preferred stocks and convertible securities), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first 3 risks):

Market Risk:  The Fund will be affected by factors influencing the U.S. or global economies and securities markets or relevant industries or sectors within them.

Issuer Risk:  The Fund will be affected by factors specific to the issuers of securities and other instruments in which the Fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

Equity Securities Risk:  Equity securities may react more strongly to changes in an issuer’s financial condition or prospects than other securities of the same issuer.

Credit and Counterparty Risk:  An issuer or counterparty may default on obligations.

Derivatives Risk:  Derivative instruments are complex, have different characteristics than their underlying assets and are subject to additional risks, including leverage, liquidity and valuation.

Focused Investment Risk:  Focusing on a limited number of issuers, sectors, industries or geographic regions increases risk and volatility.

IPO Risk:  Securities purchased in initial public offerings have no trading history, limited issuer information and increased volatility.

Leveraging Risk:  Instruments and transactions that constitute leverage magnify gains or losses and increase volatility.

Liquidity Risk:  The lack of an active market for investments may cause delay in disposition or force a sale below fair value.

Management Risk:  The Fund will be affected by the allocation determinations, investment decisions and techniques of the Fund’s management.

Smaller Company Risk:  Securities issued by smaller companies may be more volatile and present increased liquidity risk relative to securities issued by larger companies.

Turnover Risk:  High levels of portfolio turnover increase transaction costs and taxes and may lower investment performance.

168	Allianz Multi-Strategy Funds

AllianzGI U.S. Small-Cap Growth Fund (continued)

Please see “Summary of Principal Risks” in the Fund’s prospectus for a more detailed description of the Fund’s risks. It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information	The performance information below provides some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund’s average annual total returns with those of a broad-based market index and a performance average of similar mutual funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Class A, Class C, Class R, Class P and Class D performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges (loads). For periods prior to the inception date of a share class, performance information shown for such class may be based on the performance of an older class of shares that dates back to the Fund’s inception, as adjusted to reflect certain fees and expenses paid by the newer class. Similarly, for periods prior to a reorganization of the Fund, in which a predecessor fund was merged into the Fund, the performance information is based on the performance of the predecessor fund, adjusted to reflect certain fees and expenses paid by the particular share class of the Fund. These adjustments generally result in estimated performance results for the newer class that are higher or lower than the actual results of the predecessor class and/or the predecessor fund, as the case may be, due to differing levels of fees and expenses paid. Details regarding the calculation of the Fund’s class-by-class performance, including a discussion of any performance adjustments, are provided under “Additional Performance Information” in the Fund’s prospectus and SAI. Past performance, before and after taxes, is not necessarily predictive of future performance. Visit us.allianzgi.com for more current performance information.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)
	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)
	Highest 04/01/2009–06/30/2009	28.68%
	Lowest 10/01/2008–12/31/2008	-28.63%

Average Annual Total Returns (for periods ended 12/31/13)

	1 Year	5 Years	10 Years	Fund Inception (10/1/93)
Institutional Class — Before Taxes	46.85%	23.47%	10.42%	8.58%
Institutional Class — After Taxes on Distributions	44.30%	22.68%	9.85%	6.87%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares	28.07%	19.33%	8.63%	6.47%
Class A — Before Taxes	38.25%	21.65%	9.41%	7.90%
Class C — Before Taxes	44.33%	22.15%	9.23%	7.40%
Class R — Before Taxes	46.13%	22.78%	9.78%	7.94%
Class P — Before Taxes	46.81%	23.36%	10.31%	8.48%
Class D — Before Taxes	46.45%	23.05%	10.04%	8.21%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%	7.44%
Lipper Small-Cap Growth Funds Average	42.29%	22.40%	8.95%	9.76%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other share classes will vary.

Prospectus	169

AllianzGI U.S. Small-Cap Growth Fund (continued)

Management of the Fund	Investment Manager Allianz Global Investors Fund Management LLC

Sub-Adviser Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

Portfolio Managers

K. Matthew Axline, CFA, portfolio manager and director, has managed the Fund since 2010.

Robert S. Marren, portfolio manager and managing director, has managed the Fund since 2007.

John C. McCraw, portfolio manager and managing director, has managed the Fund since 1993.

Stephen Lyford, portfolio manager and director, has managed the Fund since 2013.

Purchase and Sale of Fund Shares	You may purchase or sell (redeem) shares of the Fund on any business day through a broker, dealer, or other financial intermediary, or directly from the Fund’s distributor by mail (Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050) for Class A, Class C or Class R shares, or directly from the Fund’s transfer agent by mail (Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968) for Institutional Class, Class P or Class D shares, or as further described in the Fund’s prospectus and SAI. To avoid delays in a purchase or redemption, please call 1-800-988-8380 for Class A, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class P and Class D shares with any questions about the requirements before submitting a request. Generally, purchase and redemption orders for Fund shares are processed at the net asset value (NAV) next calculated after an order is received by the distributor or an authorized intermediary. NAVs are determined only on days when the New York Stock Exchange is open for regular trading. For Class A and Class C shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50. For Class R shares, specified benefit plans may establish various minimum investment and account size requirements; ask your plan administrator for more information. For Institutional Class and Class P shares, the minimum initial investment in the Fund is $1 million, though minimums may be modified for certain financial intermediaries that aggregate trades on behalf of investors. For Class D shares, the minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $50, though financial service firms offering these shares may impose different minimums.

Tax Information	The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries	If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor, its investment manager or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

170	Allianz Multi-Strategy Funds

Principal Investments and Strategies of Each Fund

This section, together with the next section entitled “Summary of Principal Risks,” provides more detailed information regarding each Fund’s investment objective, principal investments and strategies and principal risks.

Descriptions of different Funds should be read independently of one another. How or whether a particular Fund utilizes an investment strategy, technique or instrument should not be inferred from how or whether other Funds are described as utilizing the same investment strategy, technique or instrument in their descriptions. Some Funds are subject to capitalization criteria and percentage investment limitations, as noted in their Fund Summaries above and in the descriptions below. See “Characteristics and Risks of Securities and Investment Techniques—Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure” for more information about these limitations.

It is possible to lose money on an investment in the Funds.    The fact that a Fund may have had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate.

Prospectus	171

AllianzGI Behavioral Advantage Large Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend stocks	Fund Focus Large capitalization U.S. common stocks	Approximate Primary Capitalization Range Large-Capitalization (in the top 1,000 U.S. stocks based on market capitalization) Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large capitalization companies based in the U.S. For purposes of this policy, the Fund currently considers a company to be a large capitalization U.S.-based company if it is in the top 1,000 largest U.S.-based companies ranked by market capitalization (i.e., market capitalization of between $3.0 billion and $469.4 billion as of February 28, 2014). As of February 28, 2014, the top 1,000 largest U.S.-based companies had a weighted average market capitalization of $97.7 billion and a median market capitalization of $7.7 billion. As the portfolio managers’ initial investment universe generally consists of stocks of the top 1,500 companies ranked by market capitalization based in the U.S., a portion (though typically less than 20%) of the Fund’s assets will be invested in companies ranked between the 1,001st and the 1,500th largest by market capitalization (i.e., between $1.4 billion and $3.0 billion as of February 28, 2014). The Fund considers a company to be based in the U.S. if it is publicly traded in the U.S. and it satisfies one or more of the following additional criteria: it is incorporated in the U.S., it is headquartered in the U.S., its reported assets are primarily located in the U.S., or it derives the majority of its revenue from the U.S.

The Fund seeks to achieve its investment objective by building a diversified portfolio of large capitalization U.S. stocks in a disciplined process that applies Fuller & Thaler’s proprietary research on the behavioral biases of other investors. The portfolio managers begin with a universe of the largest 1,500 U.S. stocks and ultimately select approximately 400-500 stocks through a two-step process.

First, the Fund starts with Fuller & Thaler’s proprietary alternative U.S. equity index which represents the U.S. large capitalization universe but does not weight stocks by market capitalization. Fuller & Thaler believes that market capitalizations are a combination of size and investor errors; so traditional market cap-weighted indexes by definition buy more of large capitalization stocks and more of over-priced stocks. Fuller & Thaler’s proprietary alternative U.S. equity index is based on accounting measures of size and past investor over-reaction. The starting index is expected to have the broad diversification of the S&P 500 Index with respect to position count, and similar sector and style exposures to the Index.

Second, the portfolio managers apply a behavioral overlay that capitalizes on the biases of other investors. This is based on Fuller & Thaler’s more than 20 years of proprietary research applying behavioral finance insights to the stock market. Fuller & Thaler’s research finds that stocks are good investments when other investors under-react to good news or over-react to bad news. The Fund buys more of stocks where the portfolio managers believe investors are likely under-reacting to dull, unexpected good news and more of stocks where the portfolio managers believe investors are likely over-reacting to bad news and biased against the stock.

Before trading, the portfolio managers review the portfolio’s characteristics relative to its benchmark, the S&P 500 Index.

The portfolio managers expect to rebalance the Fund’s portfolio periodically, up to several times each year. The Fund may sell individual holdings, outside of periodic rebalancing of the portfolio, if cash is required to meet shareholder redemptions or if significant news is announced that causes the portfolio managers to change materially their view of the relative attractiveness of a holding. The portfolio managers may buy additional shares of existing positions or may add a new position in response to increases in the percentage cash position of the portfolio. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

The Fund may utilize stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Fund may also invest in exchange traded funds (ETFs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

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AllianzGI Behavioral Advantage Large Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	173

AllianzGI Best Styles Emerging Markets Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Emerging markets equity securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of emerging market equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to emerging markets countries. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio manager considers a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index (“Emerging Market Countries”). The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the MSCI Emerging Markets Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI Emerging Markets Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI Emerging Markets Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI Emerging Markets Index. The Fund, at inception and as long as it remains small, may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth.

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AllianzGI Best Styles Emerging Markets Equity Fund (continued)

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	175

AllianzGI Best Styles Global Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of global equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund normally invests at least 40% of its assets in non-U.S. securities, including emerging market securities. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio managers feel appropriate from) those included in the MSCI All Country World Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio managers’ belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio managers seek to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio managers attempt to control for risk factors (such as over- and under-weights relative to the MSCI All Country World Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI All Country World Index and the portfolio managers intend, under normal circumstances, to have at least 300 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI All Country World Index.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio managers believe have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of

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AllianzGI Best Styles Global Equity Fund (continued)

investment styles is the Fund’s attempt to mitigate what the portfolio managers believe to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio managers regularly monitor the risk and return profiles of the portfolio and each investment style, and consider whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Equity Securities Risk • Market Risk • Issuer Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	177

AllianzGI Best Styles International Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of non-U.S. companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of international equities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund ordinarily allocates its investments among a number of countries (i.e., at least three), including those in the MSCI EAFE Index, and normally invests at least 80% of its assets in non-U.S. securities. The Fund normally focuses its non-U.S. investments in developed countries but may also invest in emerging markets securities. The portfolio manager intends to diversify the Fund’s investments across geographic regions and economic sectors, and under normal circumstances, geographic and sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the MSCI EAFE Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,500 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the MSCI EAFE Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the MSCI EAFE Index and the portfolio manager intends, under normal circumstances, to have at least 200 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the MSCI EAFE Index. At inception and as long as the Fund remains small, the Fund may gain exposure to some desired asset classes and securities through futures and other derivatives. As the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

178	Allianz Multi-Strategy Funds

AllianzGI Best Styles International Equity Fund (continued)

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may also utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	179

AllianzGI Best Styles U.S. Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus U.S. equity securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a diversified portfolio of U.S. equity securities. The Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments, and the Fund will normally invest at least 80% of its net assets (plus borrowings made for investment purposes) in securities of U.S. companies. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S., or (iii) maintain at least 50% of their assets in the U.S. The portfolio manager intends to diversify the Fund’s investments across economic sectors, and under normal circumstances, sector weightings will be set with reference to (though with such deviations as the portfolio manager feels appropriate from) those included in the S&P 500 Index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund’s investment strategy centers on the portfolio manager’s belief that individual investment styles (as described below) carry long-term “risk premiums” that are largely independent of the current economic or market environment and that can be captured using a disciplined investment approach.

The investment process begins with a broad investment universe containing at least 1,000 equity securities. Next, individual securities are evaluated based on quantitative “investment style” research and may also be evaluated by the Sub-Adviser’s fundamental research team. Investment style research categorizes companies through a proprietary quantitative model that scores each company along several investment style categories, described below (Value, Earnings Change, Price Momentum, Growth, and Quality). Fundamental research evaluates each company using a wide range of company-specific information gathered by in-house analysts and external sources. In selecting individual stocks with attractive fundamental characteristics, the portfolio manager seeks to diversify the mix of investment styles represented across the whole portfolio (i.e., by making sure high-scoring issuers from all of the investment styles are among the final holdings). The portfolio manager attempts to control for risk factors (such as over- and under-weights relative to the S&P 500 Index and the portfolio’s sensitivity to broader market movements (or “beta”)). The portfolio is managed with reference to the S&P 500 Index and the portfolio manager intends, under normal circumstances, to have at least 150 equity securities in the Fund’s portfolio. The Fund may and intends to hold stocks that are not included in the S&P 500 Index. At inception and as long as the Fund remains small, the Fund may gain exposure to some desired asset classes and securities through futures, such as S&P 500 Index or other index futures, and other derivatives; as the Fund grows in size, it will seek to achieve economies of scale by investing directly in individual securities and other instruments.

The following investment styles are considered in managing the Fund’s portfolio:

•

The Value investment style selects equity securities that the portfolio manager believes have attractive valuations based on metrics including dividend yield and price-to-earnings, price-to-cash flow and price-to-book ratios, as compared to other equity securities in the investable universe.

•

The Earnings Change investment style is designed to capture shorter-term, trend-following investment opportunities and generally selects equity securities with positive earnings revisions, announcements or surprises.

•	The Price Momentum investment style is also trend-following and generally selects equity securities with positive price momentum and relative strength within the investable universe.

•	The Growth investment style generally selects equity securities with expected and historical earnings and dividend growth.

•

The Quality investment style generally emphasizes equity securities with strong profitability and historical earnings stability, and considers additional factors, such as whether a company has improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others.

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AllianzGI Best Styles U.S. Equity Fund (continued)

The Fund’s research suggests that, while each of the investment styles described above can be individually successful over the long-term and during certain periods, each investment style may also experience “down-swings,” (i.e., during certain market, economic, or other conditions an individual investment style may underperform compared to the relevant broad equity market). Building a portfolio with a diversified mix of investment styles is the Fund’s attempt to mitigate what the portfolio manager believes to be the cyclical nature of the individual investment styles. The Fund’s diversified mix of investment styles is expected to remain fairly stable over time.

The portfolio manager regularly monitors the risk and return profiles of the portfolio and each investment style, and considers whether to sell a particular security when any factors materially change, or when a more attractive investment candidate is available.

The Fund may participate in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and utilize foreign currency exchange contracts, stock index futures contracts, warrants and other derivative instruments.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	181

AllianzGI China Equity Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the United States dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio manager uses a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio manager focuses on growth securities that she believes are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that she believes have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio manager sells securities as she deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Market Risk • Issuer Risk • Equity Securities Risk • China-Related Risk • Non-U.S. Investment Risk • Focused Investment Risk	• Emerging Markets Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

182	Allianz Multi-Strategy Funds

AllianzGI Convertible Fund

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. For purposes of this policy, the Fund may also gain exposure to convertible securities through derivatives or other “synthetic” means. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. Under normal market conditions, the portfolio managers seek to capture approximately 60-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Convertible Securities Risk • Interest Rate Risk • Credit and Counterparty Risk	• Call Risk • Equity Securities Risk • High Yield Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	183

AllianzGI Emerging Markets Consumer Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging markets consumer-related securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies in the consumer and consumer-related sectors. The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s primary benchmark index, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Index (“Emerging Market Countries”).

The Fund seeks to capitalize on the economic growth, a significant young population, and expanding middle class consumption within emerging market countries via consumer-related companies. Generally, companies in the consumer and consumer-related sectors are companies principally engaged in the manufacture, sale or distribution of goods and services to consumers. The Fund may generally invest in all industries within the consumer staples, consumer discretionary and health care sectors, and select consumer-oriented industries within information technology, industrials, financials and telecommunications sectors. The consumer staples sector comprises those companies whose consumer products are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food and drug retailing companies as well as hypermarkets and consumer super centers. The consumer discretionary sector encompasses those businesses whose consumer products tend to be the most sensitive to economic cycles. Its manufacturing segment includes automotive, household durable goods, leisure equipment and textiles and apparel. Its services segment includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services. The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies and health care technology companies. It also includes companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products. Consumer-oriented companies in other sectors may include, but are not limited to, airlines, wireless telecommunications, consumer-related financials, internet software and services, communication equipment and computers and peripherals industries.

The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts.

The portfolio managers seek to invest in consumer-oriented securities in emerging and developed markets which they believe capitalize on secular growth of the emerging market consumer. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which in turn can be exploited by sophisticated investors. The Fund’s investment universe consists primarily of approximately 1,300 emerging market consumer-related equities within the capitalization range of the MSCI Emerging Markets Index (between $340 million and $124 billion as of September 30, 2014) and approximately 100 developed market equities that have exposure to emerging markets. The team’s quantitative investment process begins with a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return

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AllianzGI Emerging Markets Consumer Fund (continued)

opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Focused Investment Risk (Consumer-Related Companies Risk)	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	185

AllianzGI Emerging Markets Debt Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation and current income Fund Category Fixed Income Securities	Fund Focus Debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign or Emerging Market Corporate issuers	Credit Quality No limitation Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt instruments issued by Emerging Market Sovereign, Emerging Market Quasi-Sovereign and Emerging Market Corporate issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to these investments will be counted toward satisfaction of the Fund’s 80% investment policy above. The instruments in which the Fund may invest may be denominated in non-U.S. currencies or the U.S. dollar. The Fund’s average portfolio duration varies based on the Sub-Adviser’s forecast for interest rates. The Sub-Adviser currently expects that the Fund’s average portfolio duration typically will vary from 2 to 12 years, but reserves the flexibility to deviate from this range and, at times, the Fund may have a negative average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. Negative duration occurs when bond prices move in the same direction as interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund may invest in securities of any credit quality, and the Fund’s average credit quality can vary as the portfolio managers deem appropriate.

“Emerging Market Sovereigns,” as used in the description above, refers to governments of emerging market countries. “Emerging Market Quasi-Sovereigns” refers to governmental entities, agencies and other issuers that are more than 50% owned, directly or indirectly, by an Emerging Market Sovereign, or whose obligations are guaranteed by an Emerging Market Sovereign. An “Emerging Market Corporate” issuer refers to any issuer other than an Emerging Market Sovereign or an Emerging Market Quasi-Sovereign that is located in an emerging market country. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Such countries typically have economies undergoing rapid growth driven by industrialization, rising exports, and increased business activity. Emerging market securities may include those listed in standard indices (e.g., in the JP Morgan family of emerging market debt indices) as well as securities not represented in these indices, if they are domiciled or issued in emerging markets, or if they generate a majority of their revenue or earnings in these markets.

In selecting investments, the portfolio managers believe they can maximize emerging market returns by locating inefficiencies and often mispriced investments in Emerging Market Sovereigns, Emerging Market Quasi-Sovereigns, Emerging Market Corporates, local rates, and foreign exchange rates. The portfolio managers use a multi-step process in selecting securities to buy and sell that combines top-down and bottom-up analysis. In the top-down element of the process, the portfolio managers seek opportunities in selected emerging markets by identifying markets that they believe may benefit from broader macroeconomic, industry or capital market developments. Examples would include analysis of significant positive changes, such as political and economic trends and reforms, Central Bank policy adjustments, economic productivity, policy consistency, legislative initiatives, foreign currency reserves, interest-rate cycles, industrial production, commodities and manufacturing dependence, public-sector borrowing, expected bond issues, foreign exchange vulnerability and foreign ownership of an issuer’s bonds. Bottom-up analysis focuses upon an individual issuer, its fundamental condition and the current market value of its debt instruments. As an example, in this step of the investment process, the portfolio managers would focus on business analysis (analysis of a company and consideration of its corporate culture, management’s track record and industry position), financial analysis (analysis of profitability and free cash flow and the quality of accounting practices and related disclosures), “covenants” (protection provided to the debt owner) and an issuer’s capital structure (analysis of the total composition of an issuer’s obligations and the protections provided to debt holders by an issuer’s different instruments). As part of its investment process, the portfolio managers also employ a risk management strategy. The risk management strategy considers markets, duration, credit risk and liquidity risk. The portfolio managers seek to build a final portfolio of securities that considers relative value.

The Fund may invest in debt instruments of all types and denominated in any currency (including, without limitation, U.S. Dollars, Euros, Swiss Francs, Japanese Yen, British Pound Sterling and other major currencies, as well as local currencies of emerging market countries) whether subordinated or unsubordinated, secured or unsecured, quoted or unquoted, rated or unrated, or floating or fixed rate. These may include, without

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AllianzGI Emerging Markets Debt Fund (continued)

limitation, bonds, debentures, notes, convertible securities, commercial paper, loans, participations, certificates of deposit, asset-backed securities and mortgage-backed securities. The Fund may also invest a portion of its assets in money market instruments, including money market funds denominated in U.S. dollars or other currencies, as well as other investment companies, if the investment companies invest principally in the types of investments in which the Fund may invest directly. Shorting of individual bonds may also be part of the investment strategy. The Fund may enter into short sales of bonds for a range of purposes, including: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.

The Fund may utilize various derivative instruments and related strategies, including to gain exposure to one or more of the issuers referred to above or other assets. The Fund may utilize derivatives of all types and may invest in, without limitation, call and put options, forward contracts and swap agreements (including as the buyer or seller of credit default swaps), credit-linked notes and other related instruments with respect to individual currencies, bonds, and securities of any kind, indices and baskets of securities, interest rates and currencies as part of its principal investment strategies. The Fund may use derivatives for hedging or efficient portfolio management purposes, but also may use them to increase the Fund’s investment exposure beyond that which it could achieve by investing directly in more conventional securities. The Fund may invest in currency-related transactions, such as forward transactions (including deliverable and non-deliverable forwards), currency futures transactions and currency options transactions, and may also invest directly in foreign currencies, in each case for hedging or other investment purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may, at any time, invest in affiliated and unaffiliated funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz Asset Management of America L.P. or its subsidiaries (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”)) and may invest up to 10% of its net assets in unaffiliated non-U.S. funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash or cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first seven risks):

• Emerging Markets Risk • Non-U.S. Investment Risk • Fixed Income Risk • Market Risk • Issuer Risk • Interest Rate Risk • Derivatives Risk • Confidential Information Access Risk	• Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • High Yield Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Short Selling Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	187

AllianzGI Emerging Markets Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging markets small-cap securities	Approximate Primary Capitalization Range Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index Dividend Frequency Annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities and instruments that are tied economically to emerging markets countries and by investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI Emerging Markets Small Cap Index (between $38 million and $2.5 billion as of September 30, 2014). The Fund currently defines emerging markets countries as countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an Emerging Market Country (as defined below), traded on an exchange in an Emerging Market Country or if it has exposure to an Emerging Market Country. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, which, as of the date of this Prospectus, is currently the MSCI Emerging Markets Small Cap Index (“Emerging Market Countries”). The Fund normally invests primarily in common stocks, either directly or indirectly through American Depositary Receipts (ADRs) and other depositary receipts.

The portfolio managers seek to invest in emerging markets small-cap equities which they believe are benefiting from change not yet fully reflected in the market. The portfolio managers believe that behavioral biases of investors contribute to market inefficiencies, which can be exploited by sophisticated investors. The portfolio managers begin with a selection universe of approximately 4,000 emerging markets small-cap securities. Their quantitative investment process uses a proprietary alpha model which blends behavioral and fundamental factors. This multi-factor approach is integrated with a sophisticated risk model to form the basis of portfolio construction, with constraints at the individual security, industry and country levels to manage exposures relative to the benchmark. Additionally, all investment recommendations are thoroughly vetted on a bottom-up basis to confirm the investment thesis and suitability before a purchase or sale. The portfolio managers consider whether to sell a particular security based on its attractiveness in the team’s alpha model, an increase in stock-specific risk metrics, or because they consider the stock to be overly correlated with other stocks in the portfolio. The integrated relationship between research and portfolio management combines the latest research from the academic and investment management communities with real-world portfolio management experience to attempt to maximize excess return opportunities within a framework that seeks to control risk. The investment approach is quantitative in nature, therefore the majority of research is conducted to improve the alpha model, risk model and portfolio construction process.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest a portion of its assets in securities issued in initial public offerings (IPOs). The Fund may also invest a portion of its assets in real estate investment trusts (REITs). The Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

188	Allianz Multi-Strategy Funds

AllianzGI Emerging Markets Small-Cap Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk • Smaller Company Risk	• Credit and CounterpartyRisk • Currency Risk • Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	189

AllianzGI Global Fundamental Strategy Fund

Principal Investments and Strategies

Investment Objective

Seeks to generate positive real absolute returns through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes

Fund Category

Multi-Asset

	Fund Focus Global Equities, Global Fixed Income Securities and Derivatives on Equity and Fixed Income Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund’s investment objective is to generate positive real absolute returns (i.e., after-inflation returns that are greater than zero) through a complete market cycle (rolling 3-year period) by investing in a broad range of global asset classes. The Fund seeks to achieve its investment objective by normally investing in a broad range of U.S. and non-U.S. securities with a focus on equities, fixed income securities and related derivative instruments. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities, including emerging markets securities, and will allocate its investments among securities that are economically tied to issuers in at least three countries (one of which may be the United States). The Fund may gain such exposure to non-U.S. securities either directly or through indirect means (as discussed generally in “Characteristics and Risks of Securities and Investment Techniques – Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure”), provided that the Fund will generally not consider currency related instruments to provide such exposure. The Fund may have exposure to issuers in a broad range of market capitalizations, geographies and industries, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. It is expected that the Fund’s debt and convertible securities may include significant exposure to securities rated below investment grade or unrated securities deemed to be of equivalent quality by the portfolio managers (sometimes referred to as “high yield securities” or “junk bonds”). The Fund invests across the entire range of maturities of high yield securities. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund expects to utilize derivative instruments, such as foreign currency exchange contracts, options, stock index futures contracts, warrants, forwards, futures contracts and swap agreements.

The Fund may gain exposure to commodities through investments in acquired funds and/or derivatives that reference individual commodities or commodity indices. In particular, the Fund expects to invest in swaps, futures, options on futures and/or options on commodities in order to gain commodities exposure. The Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes may limit the manner in or extent to which the Fund gains such exposure.

The Fund may, at any time, invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled investment vehicles other than the Underlying Funds (“Other Acquired Funds”). The Fund may invest up to 10% of its net assets in unaffiliated hedge funds, funds of hedge funds and acquired funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS”). A portion of the Fund’s positions in acquired funds (but no more than 15% of the Fund’s net assets when taken together with any other illiquid assets held by the Fund) is expected to be illiquid (i.e., securities that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days).

The allocation of the Fund’s investments across asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors, including but not limited to, changes in equity prices, changes in interest rates and other economic and market factors. One or more asset classes may be more heavily weighted than others in the Fund’s portfolio at any time and from time to time, and sometimes to a substantial extent.

The investment decisions of the portfolio managers are based on a fundamental management approach. The portfolio generally consists of a core portion and an opportunistic portion which are managed as part of a single portfolio or strategy. The portion of the Fund’s assets that comprise the core portion serves as a foundation for the overall portfolio, as it seeks to generate stable returns over the market cycle as the portfolio managers buy investments that they expect to deliver what the portfolio managers consider attractive, stable returns (e.g., dividend paying stocks or fixed income instruments providing current income, which are trading at attractive valuations) and is generally expected to exhibit a lower turnover rate.

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AllianzGI Global Fundamental Strategy Fund (continued)

The opportunistic portion is designed to capture shorter term investment opportunities and could be considered as riskier relative to the core portion of the Fund. Typically, the opportunistic portion will target investments that can provide capital gains over a relatively short time horizon, and is expected exhibit higher turnover than the core portion.

The portfolio managers regularly monitor the risk and return profile of both the core and opportunistic portions of the portfolio. While the team generally has a longer time horizon for holdings in the core portion of the portfolio, the team will review a holding for sale if the underlying issuer’s fundamental characteristics no longer meet the investment team’s criteria. For holdings in the opportunistic portion of the portfolio, the team evaluates holdings for potential changes in their fundamental position and also monitors price movement relative to the applicable price target. Holdings at or near their price target would generally be liquidated in order to make room for new opportunistic investment ideas.

The allocation of the Fund’s capital between the core and opportunistic components will vary, reflecting market circumstances and the manager’s ability to locate suitable investments for the two components. Such allocations may not be equal and an allocation to one component may be significantly larger than an allocation to the other component.

The opportunistic portion of the portfolio may include short positions in individual securities or options. The Fund at inception may gain short exposure through the use of derivatives. As the Fund grows in size, it may seek to gain short exposure through transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. The Fund will typically take such short positions where it does not own the security sold short or have the immediate right to acquire the security at no cost (i.e., the Fund will not typically sell short “against the box”). The Fund may incur certain expenses with respect to securities sold short, including short sale fees and substitute dividend expense. The level of these expenses will vary based on, among other factors, the extent of the Fund’s short positions, the dividends paid with respect to securities sold short, and the timing of the Fund’s short sale transactions, each of which will vary over time and from time to time. Short sale fees are amounts paid to borrow securities from the lender’s inventory. Substitute dividend expense on securities sold short refers to paying the value of dividends to the securities’ lenders.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (“IPOs”). The Fund may invest significantly in short-term inflation-linked bonds, emerging markets equities, and U.S. government bonds. The Fund may also invest a portion of its assets in real estate investment trusts (REITs). In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first eight risks):

• Allocation Risk • Derivatives Risk • Issuer Risk • Management Risk • Non-U.S. Investment Risk • Commodity Risk • Market Risk • Emerging Markets Risk	• Credit and Counterparty Risk • Currency Risk • Equity Securities Risk • Fixed Income Risk • Index Risk • Interest Rate Risk • IPO Risk • High Yield Risk	• Leveraging Risk • Liquidity Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Tax Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	191

AllianzGI Global Managed Volatility Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Global All Cap Equity Securities	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities that manages overall portfolio volatility. The Fund normally invests primarily in equity securities of companies located both in the U.S. and outside of the U.S., and will not invest the greater of: (i) 50% of its net assets, or (ii) a portion of its net assets equal to 5% more than the applicable country’s weight in the MSCI World Index, in companies within any single country (including the U.S.). As of February 28, 2014, the capitalization weighting of the U.S. in the MSCI World Index was approximately 54.6%. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The Fund will normally focus its investments in developed countries, but reserves the flexibility to invest in emerging market securities as well.

The portfolio managers use a dynamic quantitative process combined with a fundamentals-based, actively managed security selection process to make individual security and sector selection decisions. Under the Sub-Adviser’s managed volatility strategy, the portfolio managers seek to emphasize stocks that exhibit a lower sensitivity to broader market movements (or “beta”), as they believe that stocks with higher betas are not rewarded with commensurately higher returns by the market. The portfolio construction process is iterative in nature. Initially, the portfolio managers build a fully invested and diversified portfolio subject to country, sector, capitalization and security constraints with a goal of minimizing total volatility as measured by the standard deviation of returns (a measure of risk) with a preference for investments with risk profiles that are generally lower than in the market. The team then overlays a proprietary stock selection model and seeks to build a final portfolio of stocks that considers the trade off between volatility and sources of relative outperformance (or “alpha”). The portfolio managers consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

The Fund may have a high portfolio turnover rate, which may be in excess of 100%.

In addition to equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs) and real estate investment trusts (REITs), and utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk	• Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

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AllianzGI Global Sustainability Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Global Equity Securities	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Annually

The Fund seeks to achieve its investment objective by creating a portfolio of global equities with a focus on companies that the portfolio managers believe exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors. The Fund normally invests primarily in equity securities and equity-related instruments of both U.S. and non-U.S. companies, including emerging market securities. Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. Under normal market conditions, the Fund will invest at least 40% of its assets in non-U.S. securities. Notwithstanding the previous sentence, if the weighting of non-U.S. securities in the Dow Jones Sustainability World Index drops below 45%, the Fund may invest a lower amount in non-U.S. securities, which will normally be such that the minimum level for non-U.S. securities will be 5% below the weighting of non-U.S. securities in the Dow Jones Sustainability World Index as of the most recently published month-end composition. As of October 31, 2014, the capitalization weighting of non-U.S. securities in the Dow Jones Sustainability World Index was approximately 70.8%. The portfolio managers intend to diversify the Fund’s investments across geographic regions and economic sectors. The Fund intends, but is not required, to hold stocks that are not included in the benchmark index. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies.

The Fund believes that there are long-term benefits in an investment philosophy that attaches material weight to certain issues not captured by traditional investment analysis, such as the environment, workplace relations, human rights, community relations, product safety and impact, and corporate governance and business ethics. The Fund also believes that companies that do not exhibit strong records with respect to ESG factors may be at a greater long-term risk of negative economic consequences, compared to companies with strong ESG records.

The portfolio managers begin with an investment universe comprised of more than 3,000 equity securities and assess individual securities using a disciplined investment process that integrates a focus on the ESG records of the issuers of such securities with proprietary fundamental, company-specific research and quantitative analysis.

The portfolio managers use a proprietary ESG model to evaluate and rate the securities in the investment universe. The portfolio managers believe that investing in companies with strong records for managing ESG risks can generate long-term competitive financial returns and positive societal impact. With respect to ESG factors, the portfolio managers will aim to invest the majority of the Fund’s portfolio in stocks rated as best-in-class (i.e., top 30%), while avoiding stocks rated worst-in-class (i.e., bottom 30%).

The portfolio managers then analyze specific companies for possible investment through a disciplined, fundamental, bottom up-research process and quantitative analysis. In doing so, the portfolio managers ordinarily focus on investment styles, such as “growth” (equity securities with expected and historical earnings and dividend growth) and “quality” (equity securities with strong profitability and historical earnings stability, and additional factors such as improving margins, positive net income, positive operating capital, decreasing long-term debt and high-quality earnings, among others). The portfolio managers construct the Fund’s portfolio with the expectation that stock-specific risk will drive the Fund’s returns over a complete market cycle and may reallocate the portfolio’s holdings in attempting to mitigate other risk factors, such as currency risk, country/regional risk, investment style risk, and sector risk, among others. Under normal circumstances, the portfolio managers typically select approximately 45 to 65 securities for the Fund.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The portfolio managers regularly monitor the ESG ratings of individual holdings, the risk and return profile of the portfolio, and each investment style within the portfolio and may consider whether to sell a particular security when any of the above factors materially changes, or when a more attractive investment candidate is available.

Prospectus	193

AllianzGI Global Sustainability Fund (continued)

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) and equity-related instruments, the Fund may invest in securities issued in initial public offerings (IPOs). The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund does not intend to invest significantly in derivative instruments during its initial fiscal year, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Sustainable Investing Risk • Credit and Counterparty Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

194	Allianz Multi-Strategy Funds

AllianzGI Global Water Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the S-Network Global Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio manager considers a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio manager considers “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks – Water-Related Risk” in this Prospectus. The Fund’s portfolio manager is not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers located in at least eight different countries (which may include the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager selects investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio manager may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio manager may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. Under normal circumstances, the portfolio manager typically selects approximately 25 to 50 securities for the Fund.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Prospectus	195

AllianzGI Global Water Fund (continued)

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Water-Related Risk • Focused Investment Risk • Non-U.S. Investment Risk	• Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

196	Allianz Multi-Strategy Funds

AllianzGI High Yield Bond Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Interest Rate Risk • High Yield Risk	• Credit and Counterparty Risk • Liquidity Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	197

AllianzGI International Small-Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies	Approximate Primary Capitalization Range Less than $5 billion Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of below $5 billion. The Fund normally allocates its investments among securities of issuers located in at least eight different countries (one of which may be the United States). The Fund may invest up to 30% of its assets in emerging market securities (but no more than 10% in any one emerging market country). The Fund may invest in initial public offerings (IPOs).

Regional portfolio managers in Europe and Asia collaborate to produce a portfolio that is believed likely to have the best investment opportunities from each of those regions. The allocation of Fund assets among these regions is set from time to time and periodically adjusted through a collaborative effort among the most senior portfolio manager in the regions. Regional weights in the Fund’s portfolio are expected to be comparable to those in the MSCI World ex USA Small Cap Index. The lead portfolio manager oversees weighting determinations and has discretion to deviate from the regional weights of the MSCI World ex USA Small Cap Index. In making investment decisions for the Fund, the portfolio managers develop forecasts of economic growth, inflation and interest rates that are used to help identify regions and countries that are likely to offer the best investment opportunities. The portfolio managers may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which a company is located. In addition, the portfolio managers ordinarily look for the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

198	Allianz Multi-Strategy Funds

AllianzGI Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks	Approximate Primary Capitalization Range Similar to Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently defines micro-cap companies as those with market capitalizations comparable to companies included in the Russell Microcap Growth Index (between $9 million and $7.87 billion as of February 28, 2014). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	199

AllianzGI Multi-Asset Real Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation emphasizing inflation-adjusted returns Fund Category Multi-Asset	Fund Focus Exposure to a combination of commodities, REITS, global resource equities, TIPs	Approximate Primary Capitalization Range All Capitalizations Dividend Frequency Annually

The Fund’s objective is long-term capital appreciation emphasizing inflation-adjusted returns. In seeking to achieve this objective, the Fund focuses on asset classes that are highly correlated to inflation. The portfolio managers believe that the following selected asset classes can provide attractive returns in inflationary environments.

•	Commodities investments can track inflation because commodity prices drive input costs, which in turn influence Consumer Price Index (CPI) changes.

•

Real Estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, can provide a link to inflation (e.g., if property owners are able to raise rents to offset rising input costs.)

•

Global resource equities are linked to inflation because resource-related businesses typically provide productivity-enhancing inputs and generally are able to benefit from rising raw material prices and by including any cost increases associated with inflation to the final costs charged to customers.

•

Treasury Inflation Protected Securities (TIPS) are debt securities with notional amounts that are directly linked to the development of CPI measures. As such, TIPS can be used directly to hedge against inflation.

The portfolio managers believe that they can enhance the Fund’s ability to meet its objective by building a diversified portfolio with multiple asset classes that have different risk and return profiles but are highly correlated to inflation. The Fund mainly invests in active or passive mutual funds, exchange traded funds (ETFs), stocks, fixed income securities, and derivatives. The Fund, as long as it remains small, will gain exposure to the desired asset classes partially through acquired funds. As the Fund grows in size, it will seek to achieve economies of scale by investing to an increasing degree directly in individual securities and other instruments.

The managers may also allocate a portion of the portfolio to emerging market equities and emerging market fixed income securities, and such allocation would be separate from the Fund’s exposure to the current primary asset classes associated with inflation (i.e., TIPS, real estate-related investments, commodities and global resource equities). Emerging market exposure serves the Fund’s investment objective because these economies tend to benefit from rising commodity prices and because investments in emerging markets provide additional portfolio diversity and may present opportunities to generate additional return.

The portfolio managers apply an active asset allocation approach based on their assessments of market cycles, economic cycles, and asset class valuations to enhance the risk and return profile of the Fund. As such, the exposures to the asset classes can vary substantially over time. Further, with the intention of mitigating downside risks, the portfolio managers may decide to reduce the portion of the Fund’s assets invested in its current four major asset classes and raise holdings in cash, cash equivalents and U.S. Treasury bonds. As a consequence of the manager’s asset allocation shifts, the Fund may have a high portfolio turnover rate, which may exceed of 100% per annum.

The Fund’s portfolio managers conduct an active selection process for acquired funds and/or direct investments to gain the intended exposure to the relevant asset classes. The manager has the flexibility to select either (i)“passive” instruments that are chosen for their ability to track a particular asset class in what the portfolio managers believe to be the most effective and cost-efficient manner, (ii)“active” funds that may not track the asset class as tightly but provide the potential to generate return via active security selection (by the managers of such funds) within an asset class, or (iii)direct investments by the Fund in individual securities and other instruments to generate return via active selection within an asset class. The Fund may exit a position if the portfolio managers locate another instrument that offers a more attractive exposure to an asset class or when there is a change in the Fund’s target asset allocation.

The Fund currently intends to gain its commodity exposure principally through acquired funds, but may gain exposure in other ways that the portfolio managers believe are beneficial. The Fund initially intends to gain its principal exposure to global resource equities through acquired funds. As the Fund grows in size, it may increasingly hold individual equity and fixed-income securities (or derivatives on such securities) of global resources companies, which the portfolio managers consider to be companies principally engaged in the

200	Allianz Multi-Strategy Funds

AllianzGI Multi-Asset Real Return Fund (continued)

research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel. The Fund may gain exposure to real estate-related investments and TIPS through acquired funds or through direct investments in these instruments.

The Fund may invest using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing largely or entirely in other funds. To the extent that the Fund utilizes a “fund of funds” structure, it may invest in certain acquired funds (which may include certain affiliated mutual funds and ETFs sponsored by Allianz and Pacific Investment Management Company LLC (“PIMCO”) (the “Underlying Funds”) and ETFs, mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”)). The Fund may invest up to 10% of its assets in unaffiliated investment companies.

The Fund may invest in issuers of any capitalization and may participate in initial public offerings (IPOs). The Fund may invest significantly in short-term inflation-linked bonds, emerging market equities, and U.S. government bonds. The Fund may also invest in fixed income securities of any duration as well as high yield or junk bonds. In order to gain exposure to desired asset classes or securities, or for hedging or other investment purposes, the Fund may also utilize foreign currency exchange contracts, options, futures contracts (including stock index and other types of futures), warrants and other derivative instruments. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Allocation Risk • Underlying Fund and Other Acquired Fund Risks • Management Risk • Commodity Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Equity Securities Risk • Fixed Income Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Issuer Risk	• Liquidity Risk • Market Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	201

AllianzGI NFJ Emerging Markets Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies domiciled in emerging market countries	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are domiciled in or tied economically to countries with emerging securities markets – that is, countries with securities markets which are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Most countries with emerging securities markets are located in Asia, Africa, the Middle East, Latin America and Eastern Europe. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, as well as access products such as participatory notes. Although the Fund does not expect to invest significantly in foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments, it may do so at any time.

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations, including smaller capitalization securities and real estate investment trusts (REITs). The portfolio managers partition the Fund’s initial selection universe of non-U.S. and U.S. companies for dividend-paying value opportunities across the emerging markets to determine potential holdings for the Fund representing broad diversification by sector, industry, country and issue. The portfolio managers use quantitative factors to screen the Fund’s selection universe, analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 125 to 175 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

202	Allianz Multi-Strategy Funds

AllianzGI NFJ Global Dividend Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S. and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers located in at least three different countries (which may include the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit and Counterparty Risk • Currency Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	203

AllianzGI NFJ International Small-Cap Value Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Value Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with small capitalizations	Approximate Primary Capitalization Range Between $500 million and $5 billion Dividend Frequency Annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities (such as preferred stocks, convertible securities and warrants) with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalization of between $500 million and $5 billion. Under normal circumstances, the Fund expects to invest at least 65% of its net assets in non-U.S. equity securities. The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs).

The portfolio managers seek stocks that are attractively priced, based on their industry relative P/E multiples and dividend yields. The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe, analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select securities for the Fund. In addition to common stocks and other equity securities, the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund does not expect to invest significantly in derivative instruments, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Credit and Counterparty Risk	• Currency Risk • Emerging Markets Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Focused Investment Risk • IPO Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

204	Allianz Multi-Strategy Funds

AllianzGI NFJ International Value II Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in non U.S. equity securities with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 20% of its assets in emerging market securities. The Fund may also achieve its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs). The Fund normally will allocate its investments among securities of issuers located in at least three different countries (which may include the United States).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe are undervalued. The portfolio managers partition the Fund’s selection universe by industry to identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers use quantitative factors to screen the Fund’s selection universe analyzing factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 75 to 125 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In addition to common stocks and other equity securities (such as preferred stocks, convertible securities and warrants), the Fund may invest in securities issued in initial public offerings (IPOs), and may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk	• Emerging Markets Risk • Smaller Company Risk • Credit and Counterparty Risk • Currency Risk	• Focused Investment Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

Prospectus	205

AllianzGI Short Duration High Income Fund

Principal Investments and Strategies	Investment Objective Seeks a high level of current income Fund Category Fixed Income Securities	Fund Focus High Yield Bonds and Bank Loans	Credit Quality Minimum 80% of assets rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in debt securities (“junk bonds”) issued by public and private companies, which are rated below investment grade (rated Ba or below by Moody’s or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality), while maintaining an average duration of less than three years and in derivatives and other synthetic instruments that have economic characteristics similar to such debt securities. Derivatives transactions may have the effect of either magnifying or limiting the Fund’s gains and losses. Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Fund and can be used by the portfolio managers as a measure of the sensitivity of the market value of the Fund’s portfolio to changes in interest rates. Generally, the longer the duration of the Fund, the more sensitive its market value will be to changes in interest rates. To illustrate the effects of changes in interest rates on a portfolio with a similar average duration, generally, a portfolio with an average duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its assets in bank loans. The Fund may invest up to 20% of its assets in non-U.S. securities, which will typically be U.S. dollar-denominated but may also include securities denominated in non-U.S. currencies.

The Fund invests in high yield securities (“junk bonds”) and bank loans, collecting coupons, and protecting from adverse market conditions, with incremental benefit from capital preservation. The Fund will invest less than 10% of its net assets in securities rated CCC or below by Standard and Poor’s.

The portfolio managers apply a disciplined investment approach, making use of fundamental research, to construct a portfolio for investment. The team’s fundamental research process includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; evaluation of the experience and quality of a company’s management team; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and analysis of the macroeconomic climate. In selecting specific debt instruments for investment, the portfolio managers may look to such factors as the issuer’s creditworthiness, the investment’s yield in relation to its credit quality and the investment’s relative value in relation to the high yield market. The portfolio managers may sell a security for a variety of reasons, such as to invest in a company offering superior investment opportunities.

Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may be less likely to achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Fixed Income Risk • High Yield Risk • Market Risk • Issuer Risk	• Interest Rate Risk • Credit and Counterparty Risk • Confidential Information Access Risk • Derivatives Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

206	Allianz Multi-Strategy Funds

AllianzGI Structured Return Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Category Options Fund Focus Equity index options	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

In pursuing its investment objective of long-term capital appreciation, the Fund combines long equity exposure with an in-the-money short call overlay strategy. Effective July 1, 2014, the Fund changed its name from “AllianzGI Structured Alpha Fund” to “AllianzGI Structured Return Fund” in connection with changes to the Fund’s investment objective, principal investment strategies, management fee and operating expenses.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. To the extent the portfolio managers identify efficiencies in achieving exposure to the desired stocks through other instruments, the Fund may also invest in stock index futures, other ETFs and other derivative instruments.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund will employ a strategy of writing (selling) exchange-traded call options or FLEX call options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) on the S&P 500 Index that are at a strike price below the current market price, typically with an aggregate notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may utilize long calls and short or long put or call spreads of exchange-traded or FLEX options to enhance the portfolio’s return. Option spreads are generally the purchase and sale of options on the same underlying security, index or instrument but with different strike prices or expiration dates. At maturity, an index option has a value based on a contractual obligation that is equal to its intrinsic value. It is the Fund’s intention to normally hold spread positions with different capped returns and maturities to expiration. All options are expected to be held to expiration unless market conditions or redemptions make earlier closeout appropriate or necessary.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first two risks):

• Market Risk • Fixed Income Risk • Credit and Counterparty Risk	• Derivatives Risk • Leveraging Risk • Liquidity Risk	• Management Risk • REIT and Real Estate-Related Investment Risk • Turnover Risk • Underlying Funds and Other Acquired Fund Risks

Prospectus	207

AllianzGI Ultra Micro Cap Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks	Approximate Primary Capitalization Range Less than two times the weighted average of Russell Microcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than two times the weighted average of the Russell Microcap Growth Index, i.e., capitalizations less than $1.47 billion February 28, 2014. Under normal market conditions, the Fund expects to maintain a weighted average market capitalization below that of the Russell Microcap Growth Index ($734 million as of February 28, 2014).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit and Counterparty Risk • Derivatives Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

208	Allianz Multi-Strategy Funds

AllianzGI U.S. Equity Hedged Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions	Fund Category Common Stocks Fund Focus U.S. equity securities	Approximate Primary Capitalization Range Same as the S&P 500 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of U.S. companies. The Fund currently defines “U.S. companies” as those companies that are deemed to be United States companies for purposes of their geographical eligibility for inclusion in the S&P 500 Index, a broad-based index of U.S. stocks.

To achieve its long equity exposure, the Fund expects to invest typically in one or more exchange traded funds (ETFs), such as the SPDR® S&P 500® ETF, that are intended to achieve exposure to and approximate the relative weighting of stocks in the S&P 500 Index, which may include real estate investment trusts (REITs). The Fund may also invest in all of the companies included in the S&P 500 Index, seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index. From time to time, the portfolio managers may deviate from these allocations, for example, during periods immediately following adjustments to the composition of the S&P 500 Index or for purposes of efficient portfolio management. To the extent the portfolio managers identify efficiencies in achieving exposure to desired stocks through other instruments, the Fund may complement direct stock positions with temporary or medium-term investments in stock index futures, ETFs and other derivative instruments. When investing directly companies seeking to replicate approximately the relative weighting of the stocks in the S&P 500 Index, the portfolio managers may consider selling a particular position if the security ceases to be included on the S&P 500 Index (either through quarterly rebalancing of the index or otherwise) or if a more attractive means of achieving the same exposure is identified. Because the S&P 500 Index does not incur the types of transaction costs that the Fund bears in connection with rebalancing and responding to cash flows, the Fund’s stock portfolio (regardless of whether through direct or indirect holdings) may consistently underperform the S&P 500 Index.

Under normal market and other conditions, in addition to the stock portfolio described above, the Fund seeks to employ a strategy of investing in exchange-traded options or FLEX options (i.e. listed options that are traded on an exchange, but with customized strike prices and expiration dates) that, when paired with the equity portfolio, promote the protection of capital during unfavorable market conditions (the “Index Option Strategy”). The Fund will utilize (buy) equity index put options (long puts) on U.S. equity indexes with the purpose of protecting the Fund from a significant market decline while limiting the cost and interference of this “protection,” and will write (sell) equity index call options (short calls) on U.S. equity indexes to offset some or all of the cost of the put options. Under normal market conditions, the option positions will consist of long puts with notional value roughly equal to the full value of the Fund’s stock portfolio, expiring in roughly equal proportions over longer periods (e.g., the next 12 months), and short call positions expiring over a shorter period (e.g. less than 45 days) with notional value roughly equal to the full value of the Fund’s stock portfolio. Additionally, under certain circumstances, the portfolio managers may seek to pair a long put position with a short put position at a strike price below the coinciding long put. All options are expected to be held to expiration (unless redemptions require earlier close-out), and strike prices are systematically selected. In pursuing the Index Option Strategy, the Fund generally will not be able to offset the full cost of the “protection” it is seeking and must keep significant cash and cash equivalents available, and therefore the Fund will typically underperform the S&P 500 Index during periods of market increases and slight market decreases.

In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in long call options or call option spreads, high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk	• Credit and Counterparty Risk • Leveraging Risk • Liquidity Risk • Management Risk	• REIT and Real Estate-Related Investment Risk • Turnover Risk • Underlying Fund and Other Acquired Fund Risks

Prospectus	209

AllianzGI U.S. Small-Cap Growth Fund

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks	Approximate Primary Capitalization Range Below the highest market capitalization of companies represented in the Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with smaller market capitalizations. The Fund currently defines “U.S. companies” as those companies that (i) are incorporated in the U.S., (ii) derive at least 50% of their revenue or profits from business activities in the U.S. or (iii) maintain at least 50% of their assets in the U.S. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations that are below the highest market capitalization of companies represented in the Russell 2000 Growth Index (approximately $7.87 billion as of February 28, 2014). The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the smaller market capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in smaller market capitalization stocks at any given time. Effective April 1, 2014, the Fund changed its name from “AllianzGI U.S. Emerging Growth Fund” to “AllianzGI U.S. Small-Cap Growth Fund” and, consistent with the type of investments suggested by the Fund’s name, adopted the revised 80% test referenced above. The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The Fund may have a high portfolio turnover rate, which may be up to 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the Fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. In response to adverse market, economic, political or other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit and Counterparty Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Smaller Company Risk • Turnover Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks of investing in the Fund.

210	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds

The AllianzGI Retirement Income Fund (the “Retirement Income Fund”), the AllianzGI Global Allocation Fund (the “Global Allocation Fund”) and the AllianzGI Global Growth Allocation Fund (the “Global Growth Allocation Fund”) are sometimes referred to collectively in this Prospectus as the “Target Risk Funds.” As described below, each of the Target Risk Funds targets an allocation of its investments between return-generating assets and defensive assets. The Retirement Income Fund generally maintains the most conservative target allocation; the Global Allocation Fund generally maintains a more even allocation between return-generating and defensive assets; and the Global Growth Allocation Fund generally maintains the largest allocation to return-generating assets. These target allocations are expected to remain relatively constant over time, though the Manager and the Sub-Adviser may make adjustments in response to market and other conditions.

The AllianzGI Retirement 2015 Fund, the AllianzGI Retirement 2020 Fund, the AllianzGI Retirement 2025 Fund, the AllianzGI Retirement 2030 Fund, the AllianzGI Retirement 2035 Fund, the AllianzGI Retirement 2040 Fund, the AllianzGI Retirement 2045 Fund, the AllianzGI Retirement 2050 Fund and the AllianzGI Retirement 2055 Fund are sometimes referred to collectively in this Prospectus as the “Target Date Funds.” Together, the Target Date Funds and Target Risk Funds are referred to collectively in this Prospectus as the “Target Funds.” The asset allocation of each Target Date Fund is adjusted over time to meet the evolving needs of individual investors for after-inflation wealth accumulation and income as they approach and reach retirement. Allocation of investments to return-generating assets and defensive assets is actively managed toward a specific target retirement date, becoming increasingly conservative over time until the target date is reached and the Target Date Fund’s investment strategy closely resembles that of the Retirement Income Fund. It is intended that the target date will be, under normal circumstances, the approximate point in time at which the Target Date Fund reaches its most conservative target allocation.

The Target Funds invest primarily using a “fund of funds” structure, which is a term used to describe mutual funds that pursue their investment objective by investing in other funds. The Target Funds invest primarily in certain affiliated mutual funds and exchange-traded funds (ETFs), which are sponsored by Allianz and PIMCO, and which are called “Underlying Funds” in this Prospectus. The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than Underlying Funds (together, “Other Acquired Funds”), and directly in other securities and instruments. Neither the Underlying Funds (other than series of Allianz Funds Multi-Strategy Trust) nor the Other Acquired Funds are offered in this Prospectus. Please see the “Underlying Funds” in this Prospectus for more information about the Underlying Funds. Other important characteristics of the Target Funds are described in the “Summary of the Funds” below, and are discussed in greater detail under “Investment Objectives and Principal Investment Strategies.”

Prospectus	211

Overview of Allianz Target Funds (continued)

The table below lists the investment objectives and compares certain investment characteristics of the Target Funds. Under “Summary of the Funds” you will find a description of each Target Fund’s investment objective, principal investments and strategies, principal risks and asset allocation strategies and examples of return-generating and defensive assets. Under “Summary of Principal Risks” you will find a discussion of the principal risks of the Target Funds and the Underlying Funds.

Target Fund	Investment Objective	Dividend Frequency	Allocation Strategy	Target	Range
Retirement Income Fund	Seeks current income and, secondarily, capital appreciation	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	25% 75%	15% to 40% 60% to 85%
Global Allocation Fund	Seeks after-inflation capital appreciation and current income	At least quarterly	Return-Generating Asset Classes Defensive Asset Classes	65% 35%	35% to 85% 15% to 65%
Global Growth Allocation Fund	Seeks primarily after-inflation capital appreciation and, secondarily, current income	At least annually	Return-Generating Asset Classes Defensive Asset Classes	100% 0%	60% to 100% 0% to 40%
Retirement 2015 Fund Retirement 2020 Fund Retirement 2025 Fund Retirement 2030 Fund Retirement 2035 Fund Retirement 2040 Fund Retirement 2045 Fund Retirement 2050 Fund Retirement 2055 Fund	Seeks capital growth and preservation consistent with its asset allocation as the target date in the Fund name approaches, and thereafter current income, and secondarily, capital appreciation	At least annually	Varies according to the number of years remaining to target date

Investors should choose whether to invest in a Target Fund based on personal investment objectives, investment time horizon, tolerance for risk and personal financial circumstances. Generally speaking, historical data suggests that the longer the time horizon, the greater the likelihood that the total return of a portfolio that invests primarily in return-generating securities will be higher than the total return of a portfolio that invests primarily in fixed income instruments. However, a return-generating portfolio is generally subject to higher levels of overall risk and price volatility than a defensive portfolio and is considered to be a more aggressive investment. Based on these assumptions, the Retirement Income Fund might be suitable if you have a short-range time horizon, seek primarily current income, and have a generally low tolerance for risk and volatility. The Global Allocation Fund might be suitable if you have a medium-range time horizon, seek a balance of after-inflation capital appreciation and current income, and have a generally medium tolerance for risk and volatility. The Global Growth Allocation Fund might be suitable if you have a long-term time horizon, seek primarily after-inflation capital appreciation and modest income potential and have a generally high tolerance for risk and volatility. Each Target Fund might be suitable for an investor anticipating retirement, or otherwise planning to begin withdrawing portions of his or her investments, on or about the target date of the Target Fund, as asset allocations of the Target Fund are modified annually with the intent of progressively reducing anticipated risk and volatility as the target date approaches. Note that these assumptions may not be correct depending upon future market conditions, which may differ substantially from historical conditions and the Target Funds may not perform as intended or provide the anticipated balance of risk and returns.

Because each Target Fund utilizes a “fund of funds” structure, your cost of investing in a Target Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds. By investing in a Target Fund, you will indirectly bear fees and expenses charged by the Underlying Funds and Other Acquired Funds in which the Target Fund invests, in addition to directly bearing the Target Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

212	Allianz Multi-Strategy Funds

Overview of Allianz Target Funds (continued)

While each Target Fund provides a relatively high level of diversification in comparison to most mutual funds, the Target Funds may not be suitable as a complete investment program. In addition, because multiple Underlying Funds may be managed by the same money manager or have similar investment strategies, each Target Fund’s relative diversification may be somewhat limited. Each Target Fund may invest in any or all of the Underlying Funds, but will not normally invest in every Underlying Fund at any particular time. Each Target Fund may concentrate its investments in a particular Underlying Fund by investing more than 25% of its assets in that Underlying Fund. Moreover, the fact that a Target Fund, Underlying Fund or Other Acquired Fund may have had good performance in the past is no assurance that the value of the Target Fund’s investments will not decline in the future or appreciate at a slower rate.

Investment Objectives of the Funds	The Target Funds listed above are designed to meet the different needs of individual investors for after-inflation wealth accumulation and income.

Target Risk Funds. The Retirement Income Fund is intended for investors who have already retired or begun withdrawing portions of their investments, or are seeking a conservative allocation fund, and its investment objective is to seek current income, and, secondarily, capital appreciation. The Global Allocation Fund’s investment objective is to provide both after-inflation capital appreciation and current income. The Global Growth Allocation Fund’s investment objective is to provide primarily after-inflation capital appreciation and, secondarily, current income.

Target Date Funds. Each of the Retirement 2015 Fund, Retirement 2020 Fund, Retirement 2025 Fund, Retirement 2030 Fund, Retirement 2035 Fund, Retirement 2040 Fund, Retirement 2045 Fund, Retirement 2050 Fund and Retirement 2055 Fund follows an asset allocation strategy that is actively managed toward a specific target retirement date, during which time each Target Date Fund seeks after-inflation capital growth and preservation consistent with its asset allocation, becoming increasingly conservative over time. Each such Target Date Fund’s objective will change to seeking current income and, secondarily, capital appreciation, upon reaching the target date in the Target Date Fund name, at which point its investment strategy will closely resemble that of the Retirement Income Fund. It is expected that each of these Target Date Funds will merge into the Retirement Income Fund within approximately 3 years after its target date, provided that the Target Date Fund’s Board of Trustees determines that such a transaction is in the best interest of shareholders.

Principal Investments and Strategies	The Target Funds seek to achieve their investment objectives by investing under normal circumstances primarily in Underlying Funds that are sponsored and managed by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) and/or its affiliates. Potential Underlying Funds currently include all series of Allianz Funds, Allianz Multi-Strategy Funds, PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust, except those that principally employ a “fund-of-funds” strategy. Each Target Fund may invest without limit in Underlying Funds and may invest a significant percentage of its assets in a small number, or even one, of the Underlying Funds.

Underlying Funds in turn invest in or have exposure to (i) return-generating assets, such as U.S. and global equities of all market capitalizations, commodities, real estate, mortgage securities, high yield securities (“junk bonds”), corporate bonds, emerging market bonds, public securities of infrastructure companies and private equity companies, and alternative investment strategies such as long-short and market neutral strategies and/or (ii) defensive assets, such as Treasury Inflation-Protected Securities (“TIPS”), short-term U.S. and non-U.S. bonds and investment grade U.S. and non-U.S. sovereign bonds, corporate bonds, asset-backed securities and mortgage securities. An Underlying Fund or Other Acquired Fund may invest in both return-generating and defensive asset classes. When computing a Target Fund’s exposure to return-generating and defensive categories, an underlying fund (or a portion of an underlying fund) is assigned to either defensive or return-generating. Underlying funds may be assigned to the defensive category even if that fund holds return-generating securities, as long as the Sub-Adviser judges the overall risk profile of the underlying fund to be consistent with a defensive risk profile in the expected market environment. Over time, the characteristics of certain return-generating or defensive assets may change, so Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Sub-Adviser”) will regularly evaluate whether asset classes should be considered return-generating or defensive. Some classes of assets may include assets with both return-generating and defensive characteristics, such as investment grade corporate bonds; under such circumstances, the Sub-Adviser will determine the assignment of the relevant assets to either defensive or return-generating.

Prospectus	213

Overview of Allianz Target Funds (continued)

The Target Funds may also invest a portion of their assets in ETFs and mutual funds and pooled vehicles other than the Underlying Funds (together, “Other Acquired Funds”). The Target Funds do not currently intend to invest more than 10% of their assets in Other Acquired Funds.

The Target Funds may also invest a significant portion of their assets directly or indirectly in securities and instruments other than Underlying Funds and Other Acquired Funds, subject to any limitations imposed by the Investment Company Act of 1940 and the rules thereunder (the “1940 Act”) or by other applicable law. Such investments may be used as a complement or adjustment to the Target Funds’ exposure to Underlying Funds and Other Acquired Funds, and therefore may from time to time be focused in a limited number of asset classes or investment types. The Target Funds’ investments in a combination of return-generating assets and defensive assets may give them exposure to companies in a broad range of market capitalization ranges and geographic and industry distributions, as well as to fixed income and convertible instruments with a broad range of credit quality ratings and durations. The Target Funds may also utilize derivative instruments, such as options, forwards or futures contracts and swap agreements. See “Characteristics and Risks of Securities and Investment Techniques” below.

In constructing a portfolio for each Target Fund consisting of Underlying Funds, as well as possibly Other Acquired Funds and/or direct investments, the Sub-Adviser normally seeks to maintain significant economic exposure to a number of different countries in addition to the United States.

In response to unfavorable market and other conditions, a Target Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income instruments, cash and cash equivalents. A Target Fund may not achieve its investment objective when it does so.

Asset Allocation Process	Allianz Global Fund Management serves as the investment manager to the Target Funds. Allianz Global Fund Management has retained as Sub-Adviser AllianzGI U.S., an affiliate of Allianz Global Fund Management, to provide a continuous investment program for the Target Funds and select and allocate the Funds’ investments among the Underlying Funds, Other Acquired Funds and/or other investments. AllianzGI U.S. attempts to diversify the Target Funds’ assets broadly among the major asset classes and sub-classes represented by the Underlying Funds and Other Acquired Funds.

The Sub-Adviser constructs the target asset allocations and makes investment decisions for the Target Funds based on a combination of economic analysis, capital markets research and fundamental research including, in the case of Underlying Funds and Other Acquired Funds, detailed evaluation of the managers of such pooled vehicles. In making allocation decisions, the Sub-Adviser follows the three-step asset allocation process described below.

First Step. The first step is to determine the target allocation of each Target Fund’s assets between defensive and return-generating assets (each as described above). Compared to return-generating assets, defensive assets tend to have lower risk of loss with limited possibility for gain and provide more stable income, whereas return-generating assets tend to have higher long-term total return potential but are subject to higher volatility and risk of loss, compared to defensive assets.

Target Risk Funds. For each of the Target Risk Funds, the Sub-Adviser allocates investments between return-generating and defensive asset groups according to the targeted risk level of the Target Risk Fund. Under normal circumstances, the Sub-Adviser will generally seek to maintain an allocation of 25% of the Retirement Income Fund’s assets in return-generating assets and 75% in defensive assets; 65% of the Global Allocation Fund’s assets in return-generating assets and 35% of the Fund’s assets in defensive assets; and 100% of the Global Growth Allocation Fund’s assets in return-generating assets and 0% of the Fund’s assets in defensive assets. The Sub-Adviser may cause a Target Risk Fund to deviate from these allocations, for example, during periods of significant expected performance differential between the two categories. These decisions will normally be within the allocation ranges of 15% to 40% for return-generating assets and 60% to 85% for defensive assets for the Retirement Income Fund; 35% to 85% for return-generating assets and 15% to 65% for defensive assets for the Global Allocation Fund; and 60% to 100% for return-generating assets and 0% to 40% for defensive assets for the Global Growth Allocation Fund.

Target Date Funds. The chart below illustrates AllianzGI U.S.’s schedule of target allocations between defensive and return-generating assets as of the date of this Prospectus, according to the number of years remaining to the target retirement date. The Sub-Adviser developed this schedule using modeling and optimization tools and assumptions of life expectancy, retirement age, savings rates and levels of

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Overview of Allianz Target Funds (continued)

consumption. Based on the Sub-Adviser’s judgment of current market conditions and other relevant factors, the allocation to defensive and return-generating assets implemented for a Fund may deviate from the target allocation, and in some instances, may deviate from the target allocation for an extended period of time. As previously highlighted, upon reaching the target date in the Target Date Fund’s name, each such Target Date Fund’s objective will change to seeking current income and, secondarily, capital appreciation, at which point the Target Date Fund will reach its most conservative target asset allocation and its investment strategy will closely resemble that of the Retirement Income Fund, which is described above.

The glidepath for the Target Date Funds is currently based on the asset allocations of the Dow Jones Real Return Target Date Indices, which are indices designed to measure the performance of multi-asset-class portfolios and for use as benchmarks for “lifecycle” funds such as the Target Date Funds. In researching the glidepath for the Target Date Funds and making the decision to base the glidepath on a public benchmark, the portfolio managers used data, research and analyses prepared by Risklab, which is a research center operated by an affiliate of the Sub-Adviser and based in Germany. Risklab’s staff includes academic researchers and professionals who focus on matters relating to strategic asset allocation, risk management and quantitative market research. In connection with their continued use of various research tools and services provided by Risklab, the portfolio managers of the Target Date Funds may commission reports that provide quantitative data on expected market returns and correlations, as well as illustrative portfolios based on these numbers. The portfolio managers may, from time to time, direct Risklab to undertake special studies or research projects.

Allocation to Return-Generating Assets and Defensive Assets

Second Step. In the second step, the Sub-Adviser further divides the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure. For each Fund, the relative weighting of asset classes within the defensive and return-generating groups respectively will vary significantly over time. The table below illustrates the Sub-Adviser’s allocations among different asset classes within the defensive and return-generating categories, as reflected in the Fund’s portfolio as of February 28, 2014. The asset allocation is computed by assigning each underlying investment to the single most representative asset class.

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Overview of Allianz Target Funds (continued)

Target Fund’s Asset Allocation as of February 28, 2014

Asset Group	Asset Class	2015	2020	2025	2030	2035	2040	2045	2050	2055	Retirement Income	Global Allocation	Global Growth Allocation
Defensive	Short-Duration Bonds & Cash	22%	19%	18%	17%	14%	9%	8%	5%	5%	23%	18%	11%
	US Core Fixed Income	14%	12%	11%	11%	9%	7%	5%	4%	4%	16%	11%	5%
	Non-US Core Bonds	4%	3%	3%	3%	0%	0%	0%	0%	0%	4%	3%	0%
	Inflation-Protected Bonds	21%	21%	18%	7%	5%	3%	0%	0%	0%	22%	0%	0%
Return-Generating	US Large Cap Equity	13%	14%	17%	19%	22%	24%	27%	28%	28%	11%	20%	24%
	US Small Cap Equity	2%	2%	2%	5%	5%	6%	6%	7%	7%	2%	4%	8%
	Developed Non-US Large Cap Equity	10%	11%	13%	16%	21%	24%	25%	26%	26%	9%	24%	26%
	Developed Non-US Small/Mid Cap Equity	1%	2%	2%	3%	4%	5%	6%	6%	6%	1%	5%	8%
	Emerging Market Equity	1%	2%	2%	3%	3%	4%	4%	5%	5%	1%	3%	7%
	Global Fixed-Income	7%	7%	7%	8%	8%	8%	8%	8%	8%	6%	6%	2%
	Commodity-Related Futures & Equities	3%	4%	5%	6%	7%	7%	8%	8%	8%	3%	5%	7%
	Global Real Estate	2%	2%	1%	2%	2%	2%	2%	2%	2%	2%	1%	1%

Third Step. The third step is to assign one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations. The Sub-Adviser attempts to create portfolios for the Target Funds consisting primarily of Underlying Funds and ETFs using the following key considerations when applicable:

•

Whether an Underlying Fund’s or ETF’s investment strategy corresponds to, or is representative of, an asset class or combination of asset classes included in the asset allocation for each Fund. Some Underlying Funds and ETFs will have exposure to assets in both the return-generating and defensive asset groups.

•	The appropriateness of the risk profile of the Underlying Fund or ETF, relative to each Target Fund’s asset allocation and current market conditions.

•	The Sub-Adviser’s assessment of the ability of the manager of the Underlying Fund to outperform an associated benchmark or peer group.

The Sub-Adviser will determine each Underlying Fund’s and ETF’s specific exposure to the set of asset classes.

Although the steps comprising the asset allocation process are described separately above, the division of the Target Funds’ allocations to the return-generating asset group and to the defensive asset group into a number of global asset classes to which the Funds seek to gain economic exposure in the second step is inextricably linked to the assignment of one or more potential investments to each of the asset classes represented in the Target Funds’ asset allocations in this third step.

The Target Funds may also invest directly in derivatives, equities and equity-related instruments, fixed-income and other instruments, as well as in Other Acquired Funds (other than ETFs), that the Sub-Adviser believes complement the primary fund-of-funds portfolio or to adjust the Target Funds’ overall mix of investments.

Adjustments to Portfolio Allocations	A full review of each Target Date Fund is undertaken at least annually, at which time the Fund’s allocation between return-generating and defensive assets will be reviewed and may be adjusted to reflect that the Fund is now closer to the target retirement date or if the Sub-Adviser chooses to deviate from the target allocation based on market conditions.

The Sub-Adviser may adjust the asset allocation as between different asset classes (e.g., U.S. equities or core fixed income) of any Target Fund at any time, if the Sub-Adviser considers such changes to be necessary or appropriate. Based on its ongoing monitoring of the financial markets, especially in periods that the Sub-Adviser considers to include major market movements or instability, the Sub-Adviser may make frequent changes to the asset allocations.

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Overview of Allianz Target Funds (continued)

Matching a Target Date Fund to Investor Needs	The asset allocation of each Target Date Fund is designed to provide an investment that the Sub-Adviser believes is neither overly aggressive nor overly conservative for a typical investor planning to retire, or otherwise to begin withdrawing portions of his or her investments, within a few years of the target date indicated in the Target Date Fund’s name. Generally, if you choose to invest in a Target Date Fund, you should choose a Target Date Fund with a target date that comes close to the year in which you expect to retire. However, you should also consider other factors, such as your age, how your Target Date Fund investment will fit into your overall investment program, and your personal risk tolerance. Choosing a Target Date Fund with an earlier target date in its name represents what is designed to be a more conservative choice, while choosing a Target Date Fund with a later target date represents what is designed to be a more aggressive choice.

Principal Risks	Allocation Risk. Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds, as well as potentially Other Acquired Funds and/or direct investments in securities and other instruments. A principal risk of investing in a Target Fund is that the Sub-Adviser’s allocation techniques and decisions and/or the Sub-Adviser’s selection of Underlying Funds, Other Acquired Funds and other instruments will not produce the desired results, and therefore the Target Fund may not achieve its investment objective.

Underlying Fund and Other Acquired Fund Risks. The ability of a Target Fund to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved. A Target Fund’s net asset value will fluctuate in response to changes in the net asset values of Underlying Funds and Other Acquired Funds in which the Target Fund invests. The extent to which the investment performance and risks associated with a Target Fund correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which it invests in such Underlying Fund or Other Acquired Fund. Therefore, the principal risks of investing in a Target Fund are closely related to the principal risks associated with the Underlying Funds and Other Acquired Funds and their investments. Because a Target Fund’s allocation among the Underlying Funds will vary, an investment may be subject to any and all of these risks at different times and to different degrees. A Target Fund’s investment in a particular fund may exceed 25% of the Target Fund’s assets. To the extent that a Target Fund invests a significant portion of its assets in such an Underlying Fund or Other Acquired Fund, it will be particularly sensitive to the risks associated with that Underlying Fund or Other Acquired Fund, as applicable. In addition, a Target Fund may be subject to additional risk to the extent that it invests in Other Acquired Funds. Because certain Other Acquired Funds may not be advised by Allianz Global Fund Management or its affiliates, there may be less transparency with respect to management strategy, investments and other matters than is the case with affiliated funds.

Other (Direct) Investment Risk. To the extent that a Target Fund invests directly in investments other than Underlying Funds or Other Acquired Funds, the value of an investment will be directly related to the investment performance of those investments. Thus, exposure to the principal investment risks of a Target Fund can come either directly or indirectly through Underlying Funds and Other Acquired Funds. Among the principal risks of the Underlying Funds, Other Acquired Funds and other investments, which could adversely affect the net asset value, yield and total return of a Target Fund, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Commodity Risk • Convertible Securities Risk • Credit and Counterparty Risk • Currency Risk • Derivatives Risk • Emerging Markets Risk	• Fixed Income Risk • Focused Investment Risk • High Yield Risk • Index Risk • Interest Rate Risk • IPO Risk • Leveraging Risk • Liquidity Risk • Management Risk	• Mortgage-Related and Other Asset-Backed Risk • Non-U.S. Investment Risk • REIT and Real Estate-Related Investment Risk • Short Selling Risk • Smaller Company Risk • Variable Distribution Risk

Please see “Summary of Principal Risks” following this section for a description of these and other risks associated with an investment in a Target Fund and the Underlying Funds, Other Acquired Funds and other investments.

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Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund and Underlying Fund are summarized in the Fund Summaries and are described in more detail in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques appearing in bold type below are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money by investing in a Fund. For Target Date Funds, this also means that there is no guarantee that the Fund will provide adequate income at and/or through an investor’s retirement and it is possible to lose money on an investment in a Target Date Fund near, at, or after the Fund’s target date.

As each of the Target Funds intends invest its assets primarily in shares of the Underlying Funds, the risks of investing in the Target Funds are closely related to the risks associated with the Underlying Funds and their investments. As each of the AllianzGI Emerging Markets Debt Fund (the “Emerging Markets Debt Fund”), AllianzGI Multi-Asset Real Return Fund (the “Multi-Asset Real Return Fund”) and AllianzGI Global Fundamental Strategy Fund (the “Global Fundamental Strategy Fund”) may invest its assets primarily or partially in shares of the Underlying Funds, the risks of investing in those Funds may be closely related to the risks associated with the Underlying Funds and their investments. However, as the Target Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, they may be directly exposed to certain risks described below. As such, unless stated otherwise, any reference in this section to “Fund” or “Funds” includes all Funds of the Trust and the Underlying Funds.

Each of the Target Funds are generally subject to a different level and amount of risk that is relative to that Fund’s targeted risk exposure (in the case of the Target Risk Funds) or target date and time horizon (in the case of the Target Date Funds). A Target Date Fund with an earlier target date as specified in its name, or a Target Risk Fund with a lower targeted risk exposure (such as the Retirement Income Fund) represents what is designed to be a more conservative choice and tends to have more exposure to fixed income securities and associated risks, while choosing a Target Date Fund with a later target date or a Target Risk Fund with a higher targeted risk exposure (such as the Global Growth Allocation Fund) represents what is designed to be a more aggressive choice that tends to have more exposure to equity securities and associated risks.

The summary is not intended to be exhaustive. For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by telephoning Allianz Funds at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares.

Underlying Fund and Other Acquired Fund Risks	Because each of the Target Funds intends to invest primarily in Underlying Funds and may also invest in Other Acquired Funds, and each of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest its assets partially, significantly or primarily in Underlying Funds and may also invest in Other Acquired Funds, the risks associated with investing in these Funds may be closely related to the risks associated with the securities and other investments held by the Underlying Funds and Other Acquired Funds. The AllianzGI Structured Return Fund (“Structured Return Fund”) and the AllianzGI U.S. Equity Hedged Fund (“U.S. Equity Hedged Fund”) expect to achieve their exposure to equity securities by investing in Other Acquired Funds, and the risks associated with investing in the Structured Return Fund and the U.S. Equity Hedged Fund may be closely related to the risks associated with the securities and other investments held by such Other Acquired Funds. The ability of each of these Funds to achieve its investment objective will depend upon the ability of the Underlying Funds and Other Acquired Funds to achieve their investment objectives. There can be no assurance that the investment objective of any Underlying Fund or Other Acquired Fund will be achieved.

To the extent that a Target Fund, Emerging Markets Debt Fund, Multi-Asset Real Return Fund, Global Fundamental Strategy Fund, Structured Return Fund, or U.S. Equity Hedged Fund invests in Underlying Funds and/or Other Acquired Funds, each such Fund’s net asset value will fluctuate in response to changes in the net

218	Allianz Multi-Strategy Funds

asset values of the Underlying Funds and/or Other Acquired Funds in which it invests. The extent to which the investment performance and risks associated with each of these Funds correlate to those of a particular Underlying Fund or Other Acquired Fund will depend upon the extent to which each Fund’s assets are allocated from time to time for investment in the Underlying Fund or Other Acquired Fund, which will vary. Each of the Structured Return Fund’s and the U.S. Equity Hedged Fund’s investment in a particular Other Acquired Fund may exceed 25% of its assets. To the extent that either of the Structured Return Fund and/or the U.S. Equity Hedged Fund invests a significant portion of its assets in an Other Acquired Fund, it will be particularly sensitive to the risks associated with that Other Acquired Fund. Each of the Target Funds’, Emerging Markets Debt Fund’s, Multi-Asset Real Return Fund’s, and Global Fundamental Strategy Fund’s investment in a particular Underlying Fund may exceed 25% of its assets. To the extent that a Fund invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund. For more information about the risks associated with Underlying Funds, please see the Trust’s Statement of Additional Information and the Underlying Funds’ prospectuses, which may be obtained free of charge by telephoning the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares and at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares.

Allocation Risk	Each Target Fund’s investment performance depends upon how its assets are allocated and reallocated among particular Underlying Funds and other investments according to each Target Fund’s return-generating/defensive allocation targets and ranges. The investment performance of each of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may depend upon how its assets are allocated and reallocated among particular Underlying Funds and other investments. A principal risk of investing in each Target Fund, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund is that Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), the Funds’ sub-adviser, will make less than optimal or poor asset allocation decisions and/or that the Sub-Adviser will make less than optimal or poor decisions in selecting the Underlying Funds and other investments in which each Fund invests. AllianzGI U.S. attempts to identify asset classes and sub-classes represented by the Underlying Funds and other investments that will provide consistent, quality performance for each Fund, but there is no guarantee that AllianzGI U.S.’s allocation techniques will produce the desired results. It is possible that AllianzGI U.S. will focus on Underlying Funds and other investments that perform poorly or underperform other available Funds under various market conditions.

You could lose money on your investment in the Funds as a result of these allocation decisions.

Call Risk	An issuer may redeem a fixed-income security before maturity (“call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

China-Related Risk	The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the Chinese market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting a Fund’s investments, to the extent the Fund invests in China-related investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of domestic economic demand is still at an early stage, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which a Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In

Prospectus	219

addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and a Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on a Fund to the extent that it focuses its investments in the greater China region than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Commodity Risk	A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Confidential Information Access Risk	In managing the AllianzGI Short Duration High Income Fund and the AllianzGI Emerging Markets Debt Fund (for purposes of this section, the “Funds”), AllianzGI U.S. normally will seek to avoid the receipt by the portfolio managers and analysts of material, non-public information (“Confidential Information”) about the issuers of Senior Loans, other bank loans and related investments being considered for acquisition by a Fund or held in a Fund’s portfolio. In many instances, issuers offer to furnish Confidential Information to prospective purchasers or holders of the issuer’s loans. In circumstances when the AllianzGI U.S. portfolio managers and analysts do not receive Confidential Information from these issuers, a Fund may be disadvantaged in comparison to other bank loan investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, in situations when a Fund is asked, for example, to grant consents, waivers or amendments with respect to bank loans, AllianzGI U.S.’s ability to assess the desirability of such consents, waivers and amendments may be compromised. For these and other reasons, it is possible that AllianzGI U.S.’s decision not to receive Confidential Information under normal circumstances could adversely affect a Fund’s investment performance.

Notwithstanding its intention generally not to receive Confidential Information with respect to its management of investments in loans, AllianzGI U.S. may from time to time come into possession of confidential information about the issuers of loans that may be held in a Fund’s portfolio. Possession of such information may in some instances occur despite AllianzGI U.S.’s efforts to avoid such possession, but in other instances AllianzGI U.S. may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, AllianzGI U.S.’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitation on AllianzGI U.S.’s ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Convertible Securities Risk	Convertible securities are fixed income securities, preferred stocks or other securities that normally pay interest or dividends and are convertible into or exercisable for common stock of the issuer (or cash or securities of equivalent value) at either a stated price or a stated rate (the “conversion price”). To the extent the market price of the underlying stock approaches or is greater than the conversion price, the convertible security’s market value tends to correlate with the market price of the underlying stock and will be subject to the risks affecting equity securities in general. See “Equity Securities Risk” below. To the extent the market price of the underlying stock declines below the conversion price, the value of the convertible security tends to be influenced by the yield of the convertible security. See “Interest Rate Risk” below.

Convertible securities generally offer lower interest or dividend yields than non-convertible fixed income or other securities of similar quality. In the event of a liquidation of the issuing company, holders of convertible securities would generally be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return. The Funds may also invest in synthetic convertible securities, which involve the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income-producing component and a right to acquire

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an equity security). Synthetic convertible securities are often achieved, in part, through investments in warrants or options to buy common stock (or options on a stock index), and therefore are subject to the risks associated with derivatives. See “Derivatives Risk” below.

Credit and Counterparty Risk	A Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending cash collateral) is unable or unwilling, or is perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings and a Fund holding a fixed income security is subject to the risk that the security’s credit rating will be downgraded. Securities issued by the U.S. Treasury historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency in 2011 due to the rising public debt burden and perception of greater policymaking uncertainty in the U.S. and have introduced greater uncertainty about the ability of the U.S. to repay its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments, to the extent that the Fund has exposure to securities issued by the U.S. Treasury. Credit risk is particularly pronounced for below investment grade securities (also known as “high yield” or “junk” bonds.) See “High Yield Risk.”

Counterparty Risk. A Fund is also subject to the risk that a counterparty to a derivatives contract, repurchase agreement, a loan of portfolio securities or an unsettled transaction may be unable or unwilling to make timely settlement payments or otherwise honor its obligations to the Fund. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. Counterparty risk may be pronounced during unusually adverse market conditions and may be particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the 2008 insolvency of Lehman Brothers and subsequent market disruptions.

Currency Risk	Funds that invest directly in foreign (non-U.S.) currencies, or in securities that trade in, or receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or non-U.S. governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s exposure to foreign currencies, including investments in foreign currency-denominated securities, may reduce the returns of the Fund. The local emerging market currencies in which a Fund may be invested from time to time may experience substantially greater volatility against the U.S. dollar than the major convertible currencies of developed countries.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The derivatives that may be used by the Funds are discussed in more detail under “Characteristics and Risks of Securities and Investment Techniques–Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may (but are not required to) use derivatives as part of a strategy designed to reduce exposure to other risks, such as risks associated with changes in interest rates or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk, and to gain exposure to issuers, indices, sectors, currencies and/or geographic regions. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. A Fund investing in a derivative instrument could lose more than the principal amount invested, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit and counterparty risk and management risk. As a seller of a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. See “Leveraging Risk.” Additionally, holding a position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based. To the extent a Fund writes call options on individual securities that it does not hold in its portfolio (i.e., “naked” call options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options have speculative characteristics and the

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potential for unlimited loss. Derivatives also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. Finally, federal legislation has been recently enacted in the U.S. that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house can participate directly in the clearing house, the Funds will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Funds will make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

Centrally cleared derivative arrangements may be less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or increases in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known.

Emerging Markets Risk	A Fund that invests in non-U.S. securities and/or currencies may experience more rapid and extreme changes in value than a Fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. See “Non-U.S. Investment Risk” below. Non-U.S. investment risk may be particularly high to the extent that a Fund invests in emerging market securities, that is, securities of issuers tied economically to countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

Certain emerging market countries may impose restrictions on foreign investment and repatriation of investment income and capital. In addition, foreign investors, including the Funds, may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. See “Currency Risk.” Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Emerging market securities may trade in more limited volume than comparable securities in developed foreign markets.

Emerging market securities may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security, all of which would negatively affect the Fund’s performance.

In addition, the risks associated with investing in a narrowly-defined geographic area (discussed below under “Non-U.S. Investment Risk” and “Focused Investment Risk”) are generally more pronounced with respect to investments in emerging market countries. For example, to the extent a Fund invests in companies incorporated or doing significant business in China, which may be considered an emerging market, the risks associated with China-related investments may be more pronounced for such Fund. See “China-Related Risk” above. Funds may also be subject to Emerging Markets Risk if they invest in derivatives or other securities or instruments whose value or returns are related to the value or returns of emerging market securities.

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Equity Securities Risk	Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities may take the form of shares of common stock of a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. Equity securities also include, among other things, preferred stocks, convertible securities and warrants. The value of a company’s equity securities may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. The value of an equity security may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s equity securities may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, because a company’s equity securities rank junior in priority to the interests of bond holders and other creditors, a company’s equity securities will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. To the extent a Fund invests in equity-related instruments it will also be subject to these risks.

The Funds may invest in equity securities of companies that their portfolio managers believe will experience relatively rapid earnings growth (growth securities) or that their portfolio managers believe are selling at a price lower than their true value (value securities). Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the value of growth securities may be more sensitive to changes in current or expected earnings than the value of other securities. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If a portfolio manager’s assessment of a company’s prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that the portfolio manager anticipates.

Fixed Income Risk	All of the Funds that invest in fixed income instruments are subject to interest rate risk. Changes in the market values of fixed income instruments are largely a function of changes in the current level of interest rates. The value of a Fund’s investments in fixed income instruments will typically change as the level of interest rates fluctuate. During periods of declining interest rates, the value of fixed income instruments generally rise. Conversely, during periods of rising interest rates, the value of fixed income instruments generally decline.

“Duration” is one measure of the expected life of a fixed income instrument that is used to determine the sensitivity of a security’s price to changes in interest rates. Securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Accordingly, underlying bond funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than underlying bond funds with shorter average portfolio durations. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of positive duration. Similarly, as a general rule, if the Fund exhibited a negative duration profile and interest rates declined by 1%, there would be a 1% fall in value for every year of negative duration. Inflation-indexed securities, including Treasury Inflation Protected Securities (TIPs), decline in value when interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income instruments with similar durations. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Also, some portfolios (e.g., portfolios with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

Many Funds, including most of the underlying bond funds, may invest in securities that are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of interest rate risk. These include various mortgage-related securities (e.g., the interest-only or “IO” class of a stripped mortgage-backed security) and “zero coupon” securities (fixed income instruments, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity).

Certain of the Funds may invest in securities issued by U.S. Government agencies or government enterprises. Although some of these securities may be guaranteed as to the payment of principal or interest by the relevant enterprise or agency, others may not be guaranteed, and therefore may be riskier than securities guaranteed by the U.S. Treasury.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries, foreign currencies or regions increases risk. Funds that are “non-diversified” because they may invest a significant portion of their assets in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value.

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Similarly, certain underlying bond funds may have more risk because they may invest a substantial portion of their assets in bonds of similar projects or from issuers of the same status. Some of those issuers also may present substantial credit or other risks. Diversified Funds that invest in a relatively small number of issuers are subject to similar risks. In addition, certain Funds may be subject to increased risk to the extent they focus their investments in securities denominated in a particular foreign currency or in a narrowly defined geographic area, for example, regional economic risks relating to weather emergencies and natural disasters. Similarly, a Fund that focuses its investments in a certain type of issuer is particularly vulnerable to events affecting such type of issuer. Also, certain Funds may have greater risk to the extent they invest a substantial portion of their assets in a group of related industries (or “sectors”). The industries comprising any particular sector and investments in a particular foreign currency or in a narrowly defined geographic area outside the United States may share common characteristics, are often subject to similar business risks and regulatory burdens, and react similarly to economic, market, political or other developments. Furthermore, certain issuers, industries and regions may be adversely affected by the impacts of climate change on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Funds that focus investments of their assets in a particular industry or group of related industries (e.g., the AllianzGI Emerging Markets Consumer Fund) are subject, and have heightened exposure, to the risks factors particular to each such industry as described below and under “Characteristics and Risks of Securities and Investment Techniques—Industry Focus.”

As discussed above, certain Underlying Funds (or Other Acquired Funds) may have more risk because they have a particular geographic or sector focus. An Underlying Fund that holds or obtains exposure to a particular geography, such as Europe or the Far East, may be affected by economic, regulatory or political developments affecting issuers in that geography. Similarly, Underlying Funds (or Other Acquired Funds) that focus their investments in companies that have exposure, directly or indirectly, to a particular sector, such as the eco-sectors or water-related sectors, will be impacted more by events or factors affecting those sectors than if their portfolios were more diversified among a number of unrelated sectors and industries.

Although each Target Fund normally invests in a number of different Underlying Funds, to the extent that a Target Fund concentrates a significant portion of its assets in a single Underlying Fund, it will be particularly sensitive to the risks associated with that Underlying Fund and any investments in which that Underlying Fund concentrates. See “Underlying Funds Risks” above.

Consumer-Related Companies Risk: The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors, which include the consumer staples, consumer discretionary and healthcare industries, will be associated with the risks particular to those sectors, including demographic and product trends, performance of the overall economy, competition, marketing campaigns, environmental factors, government regulation, interest rates, consumer confidence and disposable household income and consumer spending.

The AllianzGI Emerging Markets Consumer Fund may from time to time invest a substantial portion of its assets in these and other industries or sectors, and during those periods will be subject to a greater extent to the risks associated with those industries or sectors.

High Yield Risk	A Fund that invests in high yield securities and unrated securities of similar credit quality (sometimes referred to as “high yield securities” or “junk bonds”) may be subject to greater levels of credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment. Because of the risks involved in investing in high yield securities, an investment in a Fund that invests in such securities should be considered speculative. The debt instruments of many non-U.S. governments, including their agencies, sub-divisions and instrumentalities, are below investment grade, and are therefore considered high yield instruments.

Index Risk	Because certain Underlying Funds invest in derivatives that are linked to the performance of an index, they will be subject to the risks associated with changes in the applicable index. If the applicable index changes, such a Fund could receive lower interest payments (in the case of a debt-related derivative) or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Interest Rate Risk	Interest rate risk is the risk that fixed income securities will decline in value because of increases in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

IPO Risk	Securities offered in initial public offerings (IPOs) are subject to many of the same risks of investing in companies with smaller market capitalizations and often to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Issuer Risk	The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services as well as the historical and prospective earnings of the issuer and the value of its assets.

Leveraging Risk	Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives and short sales may also involve leverage. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses.

Liquidity Risk	Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from purchasing or selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, non-U.S. securities, Rule 144A securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain issuer or sector.

Management Risk	Each Fund is subject to management risk because it is an actively managed investment portfolio. The Manager, the Sub-Advisers and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

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To the extent the portfolio managers employ quantitative models, whether proprietary or maintained by third parties, there can be no assurance that such models will behave as expected in all market conditions, including due to deviations between expected and actual relationships among variables. In addition, the computer programming used to construct, or the data employed by, quantitative models may contain errors, which may cause losses for the Fund or reduce performance. In the event third-party models become increasingly costly or unavailable, the portfolio managers may be forced to rely on proprietary models or to reduce or discontinue their use of quantitative models.

The Funds are also subject to the risk that deficiencies in the operational systems or controls of the Manager or another service provider will cause losses for the Funds or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent a Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to Allianz Global Fund Management and each individual portfolio manager in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Market Risk	The market prices of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. To the extent a Fund invests substantially in common stocks and/or other equity securities, a principal risk of investing in the Fund is that the investments in its portfolio will decline in value due to factors affecting securities markets generally or particular industries or sectors represented in those markets. The values of securities may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. They may also decline due to factors that disproportionately affect a particular industry, group of related industries or sector, such as labor shortages or increased production costs and competitive conditions within an industry or sector. The market price of fixed income securities, as well as equity securities and other types of investments, may decline due to changes in interest rates or other factors affecting the applicable markets generally. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in securities markets, multiple asset classes may decline in value simultaneously.

The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. The wars in Iraq and Afghanistan have had a substantial effect on the economies and securities markets of the U.S. and other countries. Terrorism in the U.S. and around the world has had a similar global impact and has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the U.S. and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively impact the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Summary of Principal Risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their

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investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the securities index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Mortgage-Related and Other Asset- Backed Risk	The Emerging Markets Debt Fund and most of the underlying bond funds may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed-rate mortgage-related securities may involve special risks relating to unanticipated rates of prepayment on the mortgages underlying the securities. This is known as prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The market for mortgage-backed and other asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined. There can be no assurance that these markets will become more liquid or less volatile, and it is possible that the value of these securities could decline further.

Non-U.S. Investment Risk	A Fund that invests in non-U.S. securities may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of non-U.S. securities are often not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a non-U.S. country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in non-U.S. securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or geographic area, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters. For example, because certain of the Funds may invest more than 25% of their assets in particular countries, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse developments in certain regions can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, a Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S., which could reduce the return on an investment in a Fund.

REIT and Real Estate-Related Investment Risk	To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and in the credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social and economic trends. To the extent a Fund invests in REITs and/or REOCs, it will also be subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. By investing in REITs and/or REOCs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs or REOCs.

Short Selling Risk

Short sales may be used by a Fund for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio, or as part of an overall portfolio strategy to minimize the effects of market volatility (i.e., a

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“market neutral” strategy). Short sales are transactions in which the Fund sells a security or other instrument (such as an option forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow particular securities and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. A Fund may, to the extent permitted by law, engage in short sales where it does not own or have the right to acquire the security (or basket of securities) sold short at no additional cost. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. The use by a Fund of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. If the Fund is required to return a borrowed security at a time when other short sellers are also required to return the same security, a “short squeeze” can occur, and the Fund may be forced to purchase the security at a disadvantageous price. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Credit and Counterparty Risk.” To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives Risk” above.

Smaller Company Risk	The general risks associated with investing in equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities, and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. Companies with medium-sized market capitalizations also have substantial exposure to these risks.

Sustainable Investing Risk	Because AllianzGI Global Sustainability Fund (for purposes of this section, the “Fund”) focuses its investments in companies that the Sub-Adviser believes exhibit strong records with respect to environmental, social, and corporate governance (“ESG”) factors, the Fund may choose to sell, or not to purchase, investments that are otherwise consistent with its investment objective. Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Social criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues, its commitment to philanthropic activities, its record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive controversies. Governance criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices.

In general, the application of the Sub-Adviser’s ESG criteria to investments will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries; may lead to a smaller universe of investments than other funds that do not incorporate ESG analysis; and may negatively impact the relative performance of the

228	Allianz Multi-Strategy Funds

Fund depending on whether such investments are in or out of favor. In addition, the Fund may sell a security based on ESG-related factors when it might otherwise be disadvantageous to do so.

Due to its focus on investing in companies that the Sub-Adviser believes exhibit strong ESG records, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in a limited number of issuers, sectors, industries or geographic regions, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular sector, industry or geographic region. See “Focused Investment Risk.” The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in such regions to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

Tax Risk	Income from certain commodity-linked investments does not constitute “qualifying income” to a Fund for purposes of the Fund’s qualification as a regulated investment company for U.S. federal income tax purposes. Income from other commodity-linked investments may not constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would be subject to a tax at the Fund level.

Turnover Risk	A change in the securities held by a Fund is known as “portfolio turnover.” Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Water-Related Risk	Because the AllianzGI Global Water Fund (for purposes of this section, the “Fund”) focuses its investments in companies that are substantially engaged in water-related activities, events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of

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investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Due to its focus on the water-related resource sector, the Fund invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

Additional Risks of Investing in the Funds	In addition to the risks described above, certain of the Funds are newly or relatively recently formed and therefore have limited or no history for investors to evaluate. Certain Funds have recently changed investment strategies and/or portfolio management personnel, and they would not necessarily have achieved the same performance results if the current strategies had been followed and/or the current personnel had been in place. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Variable Distribution Risk	Because a significant portion of securities held by certain underlying bond funds may have variable or floating interest rates, the amounts of the underlying bond fund’s periodic distributions to shareholders are expected to vary with fluctuations in market interest rates. Generally, when market interest rates fall, the amount of the distributions to shareholders will likewise decrease. Because of the nature of distributions received by the underlying stock funds, it is expected that the underlying stock funds, to the extent they make distributions, will make them in varying amounts.

230	Allianz Multi-Strategy Funds

Underlying Funds and Other Acquired Funds

Because each of the Target Funds intends to invest its assets primarily in Underlying Funds, and each of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest its assets significantly or primarily in Underlying Funds, the following provides a general description of the main investments of, and other information about, the Underlying Funds. Some of the Underlying Funds invest primarily in equity securities while others invest primarily fixed income instruments. Some Underlying Funds invest in both equity and fixed income instruments, and many Underlying Funds may invest in derivatives and other instruments. The fact that an Underlying Fund invests primarily in equity securities, fixed income instruments and/or other securities and instruments is not necessarily determinative of whether the Underlying Fund is categorized as investing primarily in “return-generating” assets or “defensive” assets.

At the discretion of Allianz Global Fund Management and without shareholder approval (though subject to any applicable Fund-specific investment restrictions), the Target Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may invest in additional funds of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO ETF Trust, PIMCO Funds or other affiliated and non-affiliated funds created in the future. The Trust and Allianz Funds are advised by Allianz Global Fund Management. The PIMCO Equity Series, PIMCO ETF Trust and PIMCO Funds are advised by Pacific Investment Management Company LLC (“PIMCO”). PIMCO is affiliated with Allianz Global Fund Management, and is an indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”). For a more complete description of an Underlying Fund, please see the Statement of Additional Information and such Underlying Fund’s prospectuses, which are available free of charge by telephoning the Distributor at the numbers below.

Summary Description of Underlying Funds	The following provides a concise description of the investment objectives, main investments and other information about each Underlying Fund. The information and tables below list the Underlying Funds in alphabetical order according to the trust of which each Underlying Fund is a series, without regard to the investment strategy the Underlying Fund employs. For additional discussion of the investments and strategies that may be employed by the Funds and the Underlying Funds, see “Characteristics and Risks of Securities and Investment Techniques” below. For more information about these funds, please see the applicable prospectus and Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the applicable funds, which are available free of charge by calling the numbers below:

Allianz Funds and Allianz Funds Multi-Strategy Trust:
(Class A, Class B, Class C and Class R shares)	1-800-988-8380
(Institutional Class, Class R6, Class P, Administrative Class and Class D shares)	1-800-498-5413
PIMCO Funds, PIMCO Equity Series and PIMCO ETF Trust:	1-800-927-4648

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Allianz Funds	AllianzGI Emerging Markets Opportunities	Maximum long-term capital appreciation	Emerging market stocks	All capitalizations
	AllianzGI Focused Growth	Long-term capital appreciation	Larger capitalization common stocks	$1 billion or more
	AllianzGI Global Commodity Equity	Long-term capital appreciation	Equity securities of U.S. and non-U.S. natural resources companies	All capitalizations
	AllianzGI Global Small-Cap	Long-term capital appreciation	Equity securities of smaller capitalization U.S. and non-U.S. issuers	Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index
	AllianzGI Income & Growth	Total return comprised of current income, current gains and capital appreciation	Combination of common stocks and other equity securities, debt securities and convertible securities	All capitalizations

Prospectus	231

Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
AllianzGI International Managed Volatility	Maximum long-term capital appreciation	Companies located in developed countries represented in the MSCI EAFE Index	All capitalizations
AllianzGI Mid-Cap	Long-term capital appreciation	Medium capitalization equity securities	Same as the Russell Midcap Growth Index
AllianzGI NFJ All-Cap Value	Long-term growth of capital and income	Undervalued common stocks in a broad range of capitalizations	All capitalizations
AllianzGI NFJ Dividend Value	Long-term growth of capital and income	Income producing common stocks with potential for capital appreciation	Greater than $3.5 billion
AllianzGI NFJ International Value	Long-term growth of capital and income	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion
AllianzGI NFJ Large-Cap Value	Long-term growth of capital and income	Undervalued large capitalization common stocks	Market capitalizations that equal or exceed the market capitalization of the 400th largest company represented in the Russell 1000 Index
AllianzGI NFJ Mid-Cap Value	Long-term growth of capital and income	Undervalued medium capitalization common stocks	At least $3 billion and up to the largest company held in the Russell Midcap Index
AllianzGI NFJ Small-Cap Value	Long-term growth of capital and income	Undervalued small capitalization common stocks	Between $100 million and $4 billion
AllianzGI Opportunity	Capital appreciation; no consideration is given to income	Smaller capitalization common stocks	Less than $2 billion
AllianzGI Small-Cap Blend	Long-term capital appreciation	Equity securities of smaller and micro capitalization U.S. issuers	Smaller than the largest company in the Russell 2000 Index
AllianzGI Technology	Long-term capital appreciation	Equity securities of U.S. and non-U.S. technology-related companies	Greater than $500 million
AllianzGI U.S. Managed Volatility	Long-term capital appreciation	U.S. large-cap equity securities	Same as the Russell 1000 Index

232	Allianz Multi-Strategy Funds

	Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
Allianz Funds Multi-Strategy Trust	AllianzGI Behavioral Advantage Large Cap	Long-term capital appreciation	Large capitalization U.S. common stocks	Large- Capitalization (in the top 1,000 U.S. stocks based on market capitalization)
	AllianzGI Best Styles Emerging Markets Equity	Long-term capital appreciation	Emerging markets equity securities	All capitalizations
	AllianzGI Best Styles Global Equity	Long-term capital appreciation	Global Equity Securities	All capitalizations
	AllianzGI Best Styles International Equity	Long-term capital appreciation	Equity securities of non-U.S. companies	All capitalizations
	AllianzGI Best Styles U.S. Equity	Long-term capital appreciation	U.S. equity securities	All capitalizations
	AllianzGI China Equity	Long-term capital appreciation	Equity securities of Chinese companies	All capitalizations
	AllianzGI Convertible(1)	Maximum total return, consisting of capital appreciation and current income	Convertible securities	All capitalizations
	AllianzGI Emerging Markets Consumer	Long-term capital appreciation	Emerging markets consumer-related securities	All capitalizations
	AllianzGI Emerging Markets Small-Cap	Long-term capital appreciation	Emerging markets small-cap securities	Comparable to those of companies included in the MSCI Emerging Markets Small Cap Index
	AllianzGI Global Managed Volatility	Long-term capital appreciation	Global All Cap Equity securities	All capitalizations
	AllianzGI Global Sustainability	Long-term capital appreciation	Global Equity Securities	All capitalizations
	AllianzGI Global Water	Long-term capital appreciation	Equity securities of water-related companies worldwide	All capitalizations
	AllianzGI High Yield Bond(2)	High level of current income and capital growth	Higher yielding fixed income securities	N/A
	AllianzGI International Small-Cap	Maximum long-term capital appreciation	Equity securities of smaller non-U.S. companies	Less than $5 billion

Prospectus	233

Allianz Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
AllianzGI Micro Cap	Maximum long-term capital appreciation	Micro-capitalization common stocks	Similar to Russell Microcap Growth Index
AllianzGI NFJ Emerging Markets Value	Long-term capital appreciation.	Equity securities of companies domiciled in emerging market countries	Greater than $500 million
AllianzGI NFJ Global Dividend Value	Long-term growth of capital and income	Income producing common stocks of U.S. and non-U.S. companies with potential for capital appreciation	In excess of $1 billion
AllianzGI NFJ International Small-Cap Value	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with small capitalizations	Between $500 million and $5 billion
AllianzGI NFJ International Value II	Long-term capital appreciation	Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion	Greater than $1 billion
AllianzGI Short Duration High Income	High level of current income	High yield bonds and bank loans	Minimum 80% of assets rated Ba/BB or below
AllianzGI Structured Return	Long-term capital appreciation	Equity index options	Same as the S&P 500 Index
AllianzGI Ultra Micro Cap	Maximum long-term capital appreciation	Ultra micro-capitalization common stocks	Less than two times the weighted average of Russell Microcap Growth Index
AllianzGI U.S. Small-Cap Growth	Maximum long-term capital appreciation	Smaller capitalization common stocks	Below the highest market capitalization of companies represented in the Russell 2000 Growth Index
AllianzGI U.S. Equity Hedged	Capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions.	U.S. equity securities	Same as the S&P 500 Index

(1)	The AllianzGI Convertible Fund normally invests at least 80% of its net assets in U.S. securities that are convertible into common stock.
(2)

The AllianzGI High Yield Bond Fund normally invests at least 80% of its net assets in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality

	PIMCO Equity Series Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
PIMCO Equity Series	PIMCO EqS Dividend	Current income exceeding average yield on global stocks and secondarily, long-term capital appreciation	Global equity and equity-related securities	All capitalizations

234	Allianz Multi-Strategy Funds

PIMCO Equity Series Fund	Investment Objective	Fund Focus	Approximate Primary Capitalization Range
PIMCO EqS Emerging Markets	Capital appreciation	Equity and equity-related securities economically tied to emerging market countries	All capitalizations
PIMCO EqS Pathfinder	Capital appreciation	Equity securities of issuers that PIMCO believes are undervalued	All capitalizations

	PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Funds	PIMCO California Intermediate Municipal Bond	High current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Intermediate maturity municipal securities (exempt from federal and California income tax)	3–7 years	B to Aaa; max 10% below Baa	0%
	PIMCO California Municipal Bond	High current income exempt from federal and California income tax.	Municipal securities (exempt from federal and California income tax)	7–12 years	B to Aaa; max 10% of total assets below Baa	0%
	PIMCO California Short Duration Municipal Income	Maximum total return, consistent with preservation of capital and prudent investment management.	Short to intermediate maturity municipal securities (exempt from federal and California income tax)	≤3 years	Caa to Aaa; max 10% of total assets below Baa	0%
	PIMCO Commodities PLUSTM Strategy	Total return which exceeds that of its benchmark, consistent with prudent investment management.	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10%(4)
	PIMCO Commodities PLUSTM Short Strategy	Total return which exceeds that of the inverse return of its benchmark, consistent with prudent investment management.	Commodity-linked derivative instruments backed by an actively managed low volatility bond portfolio	≤1 year	Baa to Aaa; max 10% of total assets below A	0–10% of total assets(5)
	PIMCO Commodity-RealReturn Strategy®	Maximum real return consistent with prudent investment management.	Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
	PIMCO Convertible	Maximum total return, consistent with prudent investment management.	Convertible securities	N/A	Max 20% of total assets below B	0–30% of total assets

Prospectus	235

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Credit Absolute Return	Maximum total return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income investments	0 to 6 years	Max 50% of total assets below B–	No limitation(3)
PIMCO Emerging Markets Currency	Maximum total return, consistent with preservation of capital and prudent investment management.	Currencies or fixed income instruments denominated in currencies of non-U.S. countries	≤2 years	Max 15% of total assets below B	≥80% of assets
PIMCO Diversified Income	Maximum total return, consistent with preservation of capital and prudent investment management.	Investment grade corporate, high yield and emerging market fixed income instruments	3–8 years	Max 10% below B	No limitation
PIMCO Emerging Local Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Fixed income instruments denominated in currencies of non-U.S. countries	+/– 2 years of its benchmark	Max 15% of total assets below B	≥80% of assets
PIMCO Emerging Markets Corporate Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments economically tied to emerging market countries	≤10 years	Max 20% of total assets below Ba	No limitation
PIMCO Emerging Markets Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Emerging market fixed income instruments	≤8 years	Max 15% of total assets below B	≥80% of assets(6)
PIMCO EM Fundamental IndexPLUSTM AR Strategy	Total return which exceeds that of its benchmarks.	Enhanced RAFI® Emerging Markets Strategy Index® derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 10% of total assets below Baa(7)	No limitation(8)
PIMCO Extended Duration	Maximum total return, consistent with prudent investment management.	Long-term maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Floating Income	Maximum current yield consistent with prudent investment management.	Variable and floating-rate fixed income instruments and their economic equivalents	≤1 year	Caa to Aaa; max 10% of total assets below B	No limitation

236	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Foreign Bond (Unhedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity non-U.S. fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation
PIMCO Foreign Bond (U.S. Dollar-Hedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity hedged non-U.S. fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation(3)
PIMCO Fundamental Advantage Absolute Return Strategy	Maximum total return, consistent with prudent investment management.	Long exposure to Enhanced RAFI® 1000 Index hedged by short exposure to S&P 500 Index, backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Fundamental IndexPLUS® AR	Total return which exceeds that of its benchmark	Enhanced RAFI® 1000 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Global Advantage® Strategy Bond	Total return which exceeds that of its benchmarks, consistent with prudent investment management.	U.S. and non-U.S. fixed income instruments	≤8 years	Max 15% of total assets below B	No limitation
PIMCO Global Bond (Unhedged)	Maximum total return, consistent with preservation of capital and prudent investment management.	U.S. and non-U.S. intermediate maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation
PIMCO Global Bond (U.S. Dollar Hedged)	Maximum Total return, consistent with preservation of capital.	U.S. and hedged non-U.S. intermediate maturity fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa(7)	No limitation
PIMCO GNMA	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity mortgage-related fixed income securities issued by the Government National Mortgage Association	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

Prospectus	237

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Government Money Market	Maximum current income, consistent with preservation of capital and daily liquidity.	U.S. government securities	60 days dollar-weighted average maturity	Min 97% of total assets Prime1; 3% of total assets Prime 2	0%
PIMCO High Yield	Maximum total return, consistent with preservation of capital and prudent investment management.	Higher yielding fixed income securities	+/– 1 year of its benchmark	Min 80% of assets below Baa; max 20% of total assets Caa or below	0–20% of total assets(3)
PIMCO High Yield Municipal Bond	High current income exempt from federal income tax. Total return is a secondary objective.	Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax)	4–11 years	No limitation	0%
PIMCO High Yield Spectrum	Maximum total return, consistent with prudent investment management.	High yielding fixed income securities	+/– 1 year of its benchmark	Min 80% of assets below Baa	No limitation(9)
PIMCO Income	Maximize current income. Long-term capital appreciation is a secondary objective.	Broad range of fixed income instruments	0–8 years	Caa to Aaa; max 50% of total assets below Baa(10)	No limitation(11)
PIMCO International Fundamental IndexPLUS® AR Strategy	Total return which exceeds that of its benchmark.	Enhanced RAFI® Developed ex-U.S. Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	Max 20% of total assets below Baa(7)	No limitation(8)
PIMCO International StocksPLUS® AR Strategy (U.S. Dollar-Hedged)	Total return which exceeds that of its benchmark index consistent with prudent investment management.	Non-U.S. equity derivatives (hedged to U.S. dollars) backed by a portfolio of fixed income instruments.	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)(8)
PIMCO International StocksPLUS® AR Strategy (Unhedged)	Total return which exceeds that of its benchmark index consistent with prudent investment management.	Non-U.S. equity derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(8)
PIMCO Investment Grade Corporate Bond	Maximum total return, consistent with preservation of capital and prudent investment management.	Corporate fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 15% of total assets below Baa	0–30% of total assets(3)

238	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Long Duration Total Return	Maximum total return, consistent with prudent investment management.	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Long-Term Credit	Total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management.	Long-term maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; maximum 20% of total assets below Baa	0–30% of total assets(3)
PIMCO Long-Term U.S. Government	Maximum total return, consistent with preservation of capital and prudent investment management.	Long-term maturity fixed income securities	≥8 years	A to Aaa; max 25% Aa; max 10% A	0%
PIMCO Low Duration	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Low Duration II	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments with quality and non-U.S. issuer restrictions	1–3 years	A to Aaa	0%
PIMCO Low Duration III	Maximum total return, consistent with preservation of capital and prudent investment management.	Short maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	1–3 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Moderate Duration	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity fixed income securities	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Money Market	Maximum current income, consistent with preservation of capital and daily liquidity.	Money market instruments	60 days dollar-weighted average maturity	Min 97% of total assets rated Prime1; ≤3% of total assets rated Prime2	0%
PIMCO Mortgage-Backed Securities	Maximum total return, consistent with preservation of capital and prudent investment management.	Short and intermediate maturity mortgage-related fixed income instruments	1–7 years	Baa to Aaa; max 10% of total assets below Aaa	0%

Prospectus	239

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Mortgage Opportunities	Maximum long-term return, consistent with prudent investment management.	Mortgage-related assets	(–1) to 8 years	Max 50% of total assets Caa or higher(12)	0%
PIMCO Municipal Bond	High current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal income tax)	3–12 years	Ba to Aaa; max 10% of total assets below Baa	0%
PIMCO National Intermediate Municipal Bond	Maximum tax exempt income.	Municipal securities (exempt from federal income tax)	3–9 years	Ba to Aaa; max 10% of total assets below Baa	0%
PIMCO New York Municipal Bond	High current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax)	3–12 years	B to Aaa; max 10% of total assets below Baa	0%
PIMCO RealEstate-RealReturn Strategy	Maximum real return consistent with prudent investment management.	Real estate-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments	≤10 years	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Real Return	Maximum total return, consistent with preservation of capital and prudent investment management.	Inflation-indexed fixed income instruments	+/– 3 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Real Return Asset	Maximum real return, consistent with prudent investment management.	Inflation-indexed fixed income securities	+/– 4 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0–30% of total assets(3)
PIMCO Senior Floating Rate	A high level of current income, consistent with prudent investment management.	Portfolio of senior secured loans, senior corporate debt and other senior fixed income instruments	+/– 1 year of its benchmark	Max 5% of total assets below Caa	0–20% of total assets(13)
PIMCO Short Asset Investment	Maximum current income, consistent with daily liquidity.	Short maturity fixed income instruments	≤1.5 years	Baa to Aaa	0%

240	Allianz Multi-Strategy Funds

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Short Duration Municipal Income	High current income exempt from federal income tax, consistent with preservation of capital.	Short to intermediate maturity municipal securities (exempt from federal income tax)	≤3 years	Baa to Aaa	0%
PIMCO Short-Term	Maximum current income, consistent with preservation of capital and daily liquidity.	Money market instruments and short maturity fixed income instruments	≤1 year	B to Aaa; max 10% of total assets below Baa	0–10% of total assets(3)
PIMCO Small Cap StocksPLUS® AR Strategy	Total return which exceeds that of the Russell 2000® Index.	Russell 2000® Index derivatives backed by a diversified portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No Limitation(3)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy	Total return which exceeds that of its benchmark.	Enhanced RAFI® Small Company Fundamental Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO StocksPLUS®	Total return which exceeds that of the S&P 500 Index.	S&P 500 Index derivatives backed by a portfolio of short-term fixed income instruments	≤ 1 year	B to Aaa; max 10% of total assets below Baa(7)	0–30% of total assets(3)
PIMCO StocksPLUS® Long Duration	Total return which exceeds that of its benchmarks consistent with prudent investment management.	S&P 500 Index derivatives backed by a portfolio of actively managed long-term fixed income instruments	+/–2 years of Barclays Capital Long-Term Government/ Credit Index(17)	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO StocksPLUS® Absolute Return	Total return which exceeds that of the S&P 500 Index.	S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO StocksPLUS® AR Short Strategy	Total return through the implementation of short investment positions on the S&P 500 Index.	Short S&P 500 Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(3)
PIMCO Tax Managed Real Return	After-tax inflation protected return, consistent with prudent investment management.	Investment grade municipal bonds (including pre-refunded municipal bonds) and inflation-indexed securities	≤ 8 years for the fixed income portion of the Fund	Baa to Aaa	No limitation(4)

Prospectus	241

PIMCO Fund	Investment Objective	Main Investments	Duration	Credit Quality(1)	Non-U.S. Dollar Denominated Securities(2)
PIMCO Total Return	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)
PIMCO Total Return II	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments with quality and non-U.S. issuer restrictions	+/– 2 years of its benchmark	Baa to Aaa	0%
PIMCO Total Return III	Maximum total return, consistent with preservation of capital and prudent investment management.	Intermediate maturity fixed income instruments with prohibitions on firms engaged in socially sensitive practices	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa(14)	0–30% of total assets(3)
PIMCO Total Return Fund IV	Maximum total return, consistent with preservation of capital and prudent investment management.	Diversified portfolio of fixed income instruments of varying maturities	+/– 1.5 years of its benchmark	Baa to Aaa	0–15% of total assets(13)
PIMCO Unconstrained Bond	Maximum long-term return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income instruments	(–3) to 8 years	Max 40% of total assets below Baa	No limitation(15)
PIMCO Unconstrained Tax Managed Bond	Maximum long-term after-tax return, consistent with preservation of capital and prudent investment management.	Broad range of fixed income instruments	(–3) to 10 years	Max 40% of total assets of total assets below Baa	0–50% of total assets(15)
PIMCO Worldwide Fundamental Advantage AR Strategy	Total return which exceeds that of its benchmark.	RAFI® Country Neutral U.S. Global Index derivatives backed by a portfolio of fixed income instruments	(–3) to 8 years	B to Aaa; max 20% of total assets below Baa(7)	No limitation(16)

	PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities
PIMCO ETF Trust	PIMCO Enhanced Short Maturity Exchange-Traded	Seeks maximum current income, consistent with preservation of capital and daily liquidity	≤1 Year	Baa to Aaa	No limitation

242	Allianz Multi-Strategy Funds

PIMCO ETF Trust Fund	Investment Objective	Duration	Credit Quality	Non-U.S. Dollar Denominated Securities
PIMCO Short Term Municipal Bond Exchange-Traded	Seeks attractive tax-exempt income, consistent with preservation of capital	≤3 Years	Baa to Aaa	0%
PIMCO Intermediate Municipal Bond Exchange-Traded	Seeks attractive tax-exempt income, consistent with preservation of capital	3 to 8 Years	Baa to Aaa	0%
PIMCO Build America Bond Exchange-Traded	Seeks maximum income, consistent with preservation of capital	+/– 2 years of its benchmark	B to Aaa; max 20% of total assets below Baa	0%
PIMCO Total Return Exchange-Traded	Seeks maximum total return, consistent with preservation of capital and prudent investment management	+/– 2 years of its benchmark	B to Aaa; max 10% of total assets below Baa	0–30% of total assets(3)

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Duration (as of 9/30/13)	Non-U.S. Dollar Denominated Securities
PIMCO 1–3 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1–3 year US Treasury IndexSM	The BofA Merrill Lynch 1–3 Year US Treasury Index	1.90 years	0%
PIMCO 3–7 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 3–7 Year US Treasury IndexSM	The BofA Merrill Lynch 3–7 Year US Treasury Index	4.56 years	0%
PIMCO 7–15 Year U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 7–15 Year US Treasury IndexSM	The BofA Merrill Lynch 7–15 Year US Treasury Index	7.99 years	0%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM	The BofA Merrill Lynch Long US Treasury Principal STRIPS Index	29.91 years	0%
PIMCO Broad U.S. Treasury Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Liquid US Treasury IndexSM	The BofA Merrill Lynch Liquid US Treasury IndexSM	7.17 years	0%
PIMCO Investment Grade Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM	The BofA Merrill Lynch US Corporate IndexSM	6.33 years	0%

Prospectus	243

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Duration (as of 9/30/13)	Non-U.S. Dollar Denominated Securities
PIMCO 0–5 Year High Yield Corporate Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0–5 Year US High Yield Constrained IndexSM	The BofA Merrill Lynch 0–5 Year US High Yield Constrained IndexSM	2.03 years	0%
PIMCO Australia Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Australia Bond IndexSM	The BofAMerrill Lynch Diversified Australia Bond IndexSM	4.20 years	No limitation
PIMCO Germany Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Germany Bond IndexSM	The BofA Merrill Lynch Diversified Germany Bond IndexSM	4.53 years	No limitation
PIMCO Canada Bond Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofAMerrill Lynch Diversified Canada Government Bond IndexSM	The BofA Merrill Lynch Diversified Canada Government Bond IndexSM	8.92 years	No limitation

PIMCO ETF Trust Fund	Investment Objective	Underlying Index	Underlying Index Average Maturity (as of 9/30/13)
PIMCO 1–5 Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1–5 Year US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch 1–5 Year US Inflation-Linked Treasury Index	3.05 years
PIMCO Broad U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch US Inflation-Linked Treasury Index	9.34 years
PIMCO 15+ Year U.S. TIPS Index	To provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM	The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury Index	22.35 years

(1)	As rated by Moody’s, or equivalently rated by S&P’s or Fitch, or if unrated, determined by Pacific Investment Management Company to be of comparable quality.
(2)	Certain Underlying PIMCO Funds may invest beyond these limits in U.S. dollar-denominated instruments of non-U.S. issuers.
(3)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
(4)	The Fund will normally limit its non-U.S. denominated securities exposure to 5% of its total assets.
(5)

The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to within 1% (plus or minus) of the foreign currency exposure of the Fund’s benchmark.

(6)	The percentage limitation relates to Fixed Income Instruments of non-U.S. issuers denominated in any currency.

244	Allianz Multi-Strategy Funds

(7)	Within such limitation, the Fund may invest in mortgage-related securities rated below B.
(8)	With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
(9)	The Fund will normally limit its foreign currency exposure (from non-U.S. denominated securities or currencies) to within 10% (plus or minus) of the Fund’s benchmark’s foreign currency exposure.
(10)	Such limitation shall not apply to the Fund’s investments in mortgage- and asset-backed securities.
(11)	The Fund will normally limit its foreign currency exposure (from non-U.S. denominated securities or currencies) to 10% of its total assets.
(12)	Such limitation shall not apply to the Fund’s investments in mortgage-related securities.
(13)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 5% of its total assets.
(14)	Within such limitation, the Fund may invest in mortgage-backed securities rated below B.
(15)	The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets.
(16)

The Fund will normally limit its foreign currency exposure from non U.S. dollar-denominated Fixed Income Instruments to 20% of its total assets, but may gain foreign currency exposure beyond this limit through other securities and instruments.

(17)	The Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

Other Investment Practices of the Underlying Funds	In addition to purchasing the securities listed above under “Fund Focus” or “Main Investments,” some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options (including uncovered, or “naked” options) on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in non-U.S. securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Target Funds are indirectly subject to some or all of these risks to varying degrees because they invest primarily in the Underlying Funds. The Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also be indirectly subject to these risks, to the extent that they invest in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see the Underlying Fund summaries included in the Statement of Additional Information and the Underlying Fund prospectuses, which are available free of charge by calling the phone numbers provided above under “Underlying Funds—Summary Description of Underlying Funds.”

Summary Description of the SPDR® S&P® 500 ETF	Effective September 29, 2014, the Trust entered into an agreement with State Street Bank and Trust Company (“State Street”) in its capacity as trustee and on behalf of the SPDR® S&P® 500 ETF Trust (the “SPDR S&P 500 ETF”) authorizing the Structured Return Fund and the U.S. Equity Hedged Fund to invest in the SPDR S&P 500 ETF in excess of the limitations of Section 12(d)(1)(A) of the 1940 Act pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”) to, among other parties, the SPDR S&P 500 ETF.

To the extent that the Structured Return Fund and/or the U.S. Equity Hedged Fund invest significantly in the SPDR S&P 500 ETF, such funds will utilize a “fund of funds” structure. By investing in the Structured Return Fund and/or the U.S. Equity Hedged Fund, you will indirectly bear fees and expenses charged by the SPDR S&P 500 ETF, in addition to directly bearing the relevant Fund’s own fees and expenses. In addition, the use of a “fund of funds” structure could affect the timing, amount and character of distributions to you, and therefore may increase the amount of taxes payable by you.

The SPDR S&P 500 ETF seeks to achieve its investment objective of providing investment results that, before expenses, correspond generally to the price and yield performance of the S&P 500 Index by holding a portfolio of the common stocks that are included in the S&P 500 Index with the weight of each stock substantially corresponding to the weight of such stock in the S&P 500 Index.

For more information on the SPDR S&P 500 ETF, including the risks of investing in the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information which is available at www.spdrs.com. You may also access the prospectus, Statement of Additional Information, reports and other information about the SPDR S&P 500 ETF on the EDGAR Database on the SEC’s Web site at www.sec.gov. Additionally, the above summary is qualified in its entirety by reference to the prospectus and Statement of Additional Information of the SPDR S&P 500 ETF.

Prospectus	245

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio holdings, together with additional information about portfolio holdings disclosure, is available in the Trust’s Statement of Additional Information. In addition, the Manager will post each Fund’s portfolio holdings information on the Funds’ website at us.allianzgi.com. The Funds’ website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) calendar days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

246	Allianz Multi-Strategy Funds

Prior Related Performance Information

A number of the Funds were recently organized and have little or no performance record of their own. The following tables set forth historical performance information for the institutional accounts managed by AllianzGI U.S. that have substantially similar investment objectives, policies, strategies, risks and investment restrictions as the AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles Global Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI China Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund, AllianzGI Global Fundamental Strategy Fund, AllianzGI Global Sustainability Fund, AllianzGI Short Duration High Income Fund and AllianzGI Structured Return Fund.

The composite data is provided to illustrate the past performance of AllianzGI U.S. and its predecessor advisers and affiliates in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the above-mentioned Funds. The accounts in the Composites are separate and distinct from the Funds; their performance is not intended as a substitute for the Funds’ performance and should not be considered a prediction of the future performance of a Fund or of AllianzGI U.S.

The Composites’ performance data shown below was calculated in accordance with recognized industry standards, consistently applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of brokerage commissions and execution costs paid by the institutional private accounts, without provision for federal or state income taxes. “Net of Fees” figures also reflect the deduction of investment advisory fees. The Composites include all actual discretionary institutional accounts managed by AllianzGI U.S., its predecessor advisers and affiliates for at least one full month that have investment objectives, policies, strategies and risks substantially similar to those of the corresponding Funds. The Composites may include both tax-exempt and taxable accounts and all reinvestment of earnings.

Securities transactions are accounted for on trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Monthly returns of the Composites combine the individual accounts’ returns (calculated on a time-weighted rate of return basis that is revalued daily) by asset-weighting each account’s asset value as of the beginning of the month. Annual returns are calculated by geometrically linking (i.e., calculating the product of) the monthly returns. Investors should be aware that the performance information shown below was calculated differently than the methodology mandated by the SEC for registered investment companies.

The institutional accounts that are included in the Composites may be subject to lower expenses than the Funds and are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Composites may have been less favorable had they been subject to the same expenses as the Funds or had they been regulated as investment companies under the federal securities laws.

The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

Each table below shows the annual total returns for the corresponding Composite, and a broad-based securities market index for periods ended December 31.

AllianzGI U.S.’s Prior Performance of Similar Accounts AllianzGI Best Styles Emerging Markets Equity Fund	Year	Systematic Equity Emerging Markets Composite (Net of Fees)	Systematic Equity Emerging Markets Composite (Gross of Fees)	MSCI Emerging Markets Index
	Since Inception(1)	-2.79%	-2.36%	-2.73%
	2013	-0.42%	0.03%	-2.60%
	2012	18.15%	18.68%	18.22%

	(1) Composite Inception date: August 1, 2011. Return annualized from 8/1/2011 to 12/31/2013.

Prospectus	247

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles Global Equity Fund	Year	Systematic Equity Global Best Styles All Country Composite (Net of Fees)	Systematic Equity Global Best Styles All Country Composite (Gross of Fees)	MSCI All Country World Index
	Since Inception(1)	12.17%	12.68%	10.28%
	Three-Year Return	11.88%	12.39%	9.73%
	2013	26.23%	26.80%	22.80%
	2012	15.06%	15.45%	16.13%
	2011	-3.28%	-3.03%	-7.35%

	(1) Composite Inception date: April 1, 2010. Return annualized 4/1/2010 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Best Styles U.S. Equity Fund	Year	Best Styles U.S. Composite (Net of Fees)	Best Styles U.S. Composite (Gross of Fees)	S&P 500 Index
	Since Inception(1)	23.80%	24.36%	25.45%
	2013	30.85%	31.44%	32.39%
	(1) Composite Inception date: September 1, 2012. Return annualized from 9/1/2012 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to Relating to the AllianzGI Emerging Markets Consumer Fund	Year	Emerging Markets Consumer Composite (Net of Fees)	Emerging Markets Consumer Composite (Gross of Fees)	MSCI Emerging Markets Index
	Since Inception(1)	8.44%	8.73%	-3.93%
	(1) Composite Inception date: February 1, 2013. Return from 2/1/2013 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to Relating to the AllianzGI Emerging Markets Small-Cap Fund	Year	Emerging Markets Small Cap Composite (Net of Fees)(2)	Emerging Markets Small Cap Composite (Gross of Fees)(2)	MSCI Emerging Markets Small Cap Index
	Since Inception(1)	15.73%	15.73%	4.79%
	(1) Composite Inception date: July 1, 2014. Return from 7/1/2013 to 12/31/2013. (2) The only account in the composite is seed capital and no fees are charged on this account.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global Fundamental Strategy Fund	Year	Allianz Global Fundamental Strategy - D (Net of Fees)	Allianz Global Fundamental Strategy - D (Gross of Fees)	USD Overnight LIBOR Index
	Since Inception(1)	2.77%	4.14%	0.11%
	(1) Composite Inception date: February 28, 2013. Return annualized 2/28/2013 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Global Sustainability Fund	Year	Global Equity Sustainability Composite (Net of Fees)	Global Equity Sustainability Composite (Gross of Fees)	MSCI All Country World Index	Dow Jones Sustainability World Total Return Index
	Since Inception(1)	4.12%	4.84%	—	3.82%
	Ten-Year Return	7.32%	8.13%	7.17%	6.25%
	Five-Year Return	15.12%	16.16%	14.92%	13.52%
	Three-Year Return	10.99%	12.08%	9.73%	9.16%
	2013	27.23%	28.52%	22.80%	22.23%
	2012	17.33%	18.52%	16.13%	15.51%
	2011	-8.42%	-7.57%	-7.35%	-7.88%
	2010	9.83%	10.96%	12.67%	6.52%
	2009	34.64%	35.41%	34.63%	36.06%
	2008	-45.02%	-44.63%	-42.19%	-42.98%
	2007	16.97%	17.61%	11.66%	11.67%
	2006	21.57%	22.44%	20.95%	24.08%
	2005	13.72%	14.37%	10.84%	9.12%
	2004	12.78%	13.30%	15.23%	12.83%
	2003	28.37%	29.29%	33.99%	36.41%
	2002	-22.81%	-22.14%	-19.32%	-21.26%
	2001	-26.34%	-26.07%	-16.21%	-15.54%
	2000	-14.38%	-14.11%	-14.20%	-16.90%

	(1) Inception date: January 31, 1999. Return annualized from 1/31/1999 to 12/31/2013.

248	Allianz Multi-Strategy Funds

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to AllianzGI Short Duration High Income Fund	Year	Short Duration High Yield Composite (Net of Fees)	Short Duration High Yield Composite (Gross of Fees)	BofA Merrill Lynch 1-3 Year BB US Cash Pay High Yield Index
	Since Inception(1)	6.36%	6.54%	8.29%
	Three-Year Return	5.73%	5.93%	6.69%
	2013	4.73%	5.00%	5.58%
	2012	7.69%	7.93%	10.22%
	2011	4.79%	4.90%	4.36%
	2010	7.08%	7.18%	11.67%

	(1) Composite Inception date: November 1, 2009. Return annualized 11/1/2009 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI China Equity Fund	Year	China Equity Composite (Net of Fees)	China Equity Composite (Gross of Fees)	MSCI China Index
	Since Inception(1)	11.52%	13.52%	7.84%
	Ten-Year Return	11.59%	13.58%	12.39%
	Five-Year Return	13.06%	15.05%	12.00%
	Three-Year Return	-1.32%	0.45%	1.25%
	2013	7.74%	9.71%	3.64%
	2012	16.33%	18.47%	22.75%
	2011	-23.34%	-22.03%	-18.41%
	2010	13.02%	14.97%	4.63%
	2009	70.08%	72.99%	62.29%
	2008	-49.93%	-48.95%	-50.83%
	2007	60.47%	63.31%	66.24%
	2006	92.50%	95.82%	82.87%
	2005	1.18%	2.99%	19.77%
	2004	3.56%	5.45%	1.89%
	2003	92.93%	96.32%	87.57%
	2002	6.91%	8.88%	-14.05%
	2001	-17.91%	-16.40%	-24.70%
	2000	-16.80%	-15.27%	-30.54%

	(1) Composite Inception date: December 31, 1997. Return annualized 12/31/1997 to 12/31/2013.

AllianzGI U.S.’s Prior Performance of Similar Accounts Relating to the AllianzGI Structured Return Fund	Year	Structured Return Composite (Net of Fees)	Structured Return Composite (Gross of Fees)	BofA Merrill Lynch 3-Month U.S. Treasury Bill Index
	Since Inception(1)	3.47%	3.98%	0.31%
	Five-Year Return	6.79%	7.31%	0.12%
	Three-Year Return	6.42%	6.94%	0.10%
	2013	7.27%	7.79%	0.07%
	2012	6.99%	7.52%	0.11%
	2011	5.01%	5.52%	0.10%
	2010	4.86%	5.37%	0.13%
	2009	9.91%	10.45%	0.21%

	(1) Composite Inception date March 1, 2008. Return annualized from 3/1/2008 to 12/31/2013.

Prospectus	249

Management of the Funds

Investment Manager	Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) serves as the investment manager for all of the Funds. In this capacity, the Manager provides investment advisory and certain administrative services to all Funds, and has special arrangements to provide or procure essentially all administrative services required by the Target Date Funds (defined below) as described under “Management of the Funds.” Subject to the supervision of the Trust’s Board of Trustees, Allianz Global Fund Management is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Manager is located at 1633 Broadway, New York, New York 10019. Organized in 2000, the Manager provides investment management and advisory services to open-end mutual funds and closed-end funds. The Manager is a wholly-owned indirect subsidiary of Allianz Asset Management of America L.P. (“Allianz”) and of Allianz SE, a publicly-traded European insurance and financial services company. As of September 30, 2014, the Manager had approximately $36.2 billion in assets under management.

The Manager has retained investment management firms (“Sub-Advisers”) to manage each Fund’s investments. See “Sub-Advisers” below. The Manager may retain affiliates to provide various administrative and other services required by the Funds.

Management Fees	The advisory and administrative arrangements of AllianzGI Retirement 2015 Fund, AllianzGI Retirement 2020 Fund, AllianzGI Retirement 2025 Fund, AllianzGI Retirement 2030 Fund, AllianzGI Retirement 2035 Fund, AllianzGI Retirement 2040 Fund, AllianzGI Retirement 2045 Fund, AllianzGI Retirement 2050 Fund, AllianzGI Retirement 2055 Fund and AllianzGI Retirement Income Fund (together, the “Target Date Funds”) differ from those of the other Funds, as described below.

All Funds Other Than Target Date Funds.  Each Fund pays a monthly management fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. In addition to the fees of the Manager, each Fund pays all other costs and expenses of its operations, including, without limitation, compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of an independent registered public accounting firm, expenses of preparing, printing and distributing proxy statements and reports to governmental agencies, and taxes, if any.

Target Date Funds.  Each Target Date Fund pays for the advisory and administrative services it requires under what is essentially an all-in fee structure. Each Target Date Fund pays a monthly advisory fee to the Manager in return for managing, either directly or through others selected by it, the investment activities of the Fund. In addition, pursuant to a separate administration agreement, each share class of each Target Date Fund pays a monthly administrative fee to the Manager in return for managing the Fund’s business affairs and other administrative matters, as well as for providing or procuring, at the Manager’s expense, essentially all other administrative and related services required for the operations of the Fund and such share class (i.e., generally, the services giving rise to the other costs and expenses that are borne directly by Funds other than the Target Date Funds as described in the prior paragraph). See “Administrative Fees.” While each Target Date Fund pays fees under separate agreements for the advisory and administrative services it requires, these services are provided in a “suite of services” that are essential to the daily operations of the Target Date Funds.

All Funds.  The Manager (and not the Fund) pays a portion of the management fees it receives to the Sub-Advisers in return for their services.

During the fiscal year ended November 30, 2013 (except as noted), the Funds paid monthly management fees to the Manager at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Allianz Multi-Strategy Fund Management Fees	Management Fees
AllianzGI Convertible Fund	0.57%
AllianzGI Global Managed Volatility Fund	0.40%
AllianzGI High Yield Bond Fund	0.48%
AllianzGI International Small-Cap Fund	1.00%
AllianzGI Micro Cap Fund	1.25%

250	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Fund Management Fees	Management Fees
AllianzGI Ultra Micro Cap Fund	1.50%
AllianzGI Behavioral Advantage Large Cap Fund	0.40%
AllianzGI Best Styles Emerging Markets Equity Fund(1)	0.40%
AllianzGI Best Styles Global Equity Fund(1)	0.30%
AllianzGI Best Styles International Equity Fund(1)	0.30%
AllianzGI Best Styles U.S. Equity Fund(1)	0.30%
AllianzGI China Equity Fund	1.10%
AllianzGI Emerging Markets Consumer Fund(1)	1.00%
AllianzGI Emerging Markets Debt Fund(1)	0.75%
AllianzGI Emerging Markets Small-Cap Fund(1)	1.20%
AllianzGI Global Allocation Fund(2)	0.15%
AllianzGI Global Fundamental Strategy Fund	0.75%
AllianzGI Global Growth Allocation Fund(2)	0.15%
AllianzGI Global Sustainability Fund(1)	0.80%
AllianzGI Global Water Fund	0.95%
AllianzGI Multi-Asset Real Return Fund	0.75%
AllianzGI NFJ Emerging Markets Value Fund	1.00%
AllianzGI NFJ Global Dividend Value Fund	0.80%
AllianzGI NFJ International Small-Cap Value Fund	0.95%
AllianzGI NFJ International Value II Fund	0.80%
AllianzGI Retirement 2015 Fund	0.05%
AllianzGI Retirement 2020 Fund	0.05%
AllianzGI Retirement 2025 Fund	0.05%
AllianzGI Retirement 2030 Fund	0.05%
AllianzGI Retirement 2035 Fund	0.05%
AllianzGI Retirement 2040 Fund	0.05%
AllianzGI Retirement 2045 Fund	0.05%
AllianzGI Retirement 2050 Fund	0.05%
AllianzGI Retirement 2055 Fund	0.05%
AllianzGI Retirement Income Fund	0.05%
AllianzGI Short Duration High Income Fund	0.48%
AllianzGI Structured Return Fund(3)	1.25%
AllianzGI U.S. Equity Hedged Fund	0.70%
AllianzGI U.S. Small-Cap Growth Fund	0.90%

(1)

The Fund recently commenced investment operations as a series of the Trust and, as a result, management fees paid to the Manager during the most recently completed fiscal year are not available. The fee rate presented in this table reflects the management fee payable for the current fiscal year.

(2)

The Manager has contractually agreed to irrevocably waive a portion of its management fee equal to 0.70% of the average daily net assets of the Fund that are attributable to investments in either Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015.

(3)	The Fund’s management fee was reduced to 0.60% on July 1, 2014.

Except as noted below, a discussion regarding the basis for the Board of Trustees’ approval of the investment management agreement between Allianz Global Fund Management and each Fund and the sub-advisory agreements between Allianz Global Fund Management and each Sub-Adviser with respect to each applicable Fund is available in the Funds’ most recent semi-annual report to shareholders for the six month period ended May 31.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Global Fundamental Strategy Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Global Fundamental Strategy Fund is available in the annual report to shareholders for the fiscal year ended November 30, 2013.

A discussion regarding the basis for the initial approval by the Board of Trustees of the investment management agreement between Allianz Global Fund Management and the AllianzGI Best Styles Global Equity Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to the AllianzGI Best Styles Global Equity Fund is available in the semi-annual report to shareholders for the fiscal period ended May 31, 2014.

A discussion regarding the basis for the Board of Trustees’ initial approval of the investment management agreement between Allianz Global Fund Management and AllianzGI Emerging Markets Debt Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to AllianzGI Emerging Markets Debt Fund will be available in the annual report to shareholders for the fiscal year ending November 30, 2014.

Prospectus	251

A discussion regarding the basis for the Board of Trustees’ initial approval of the investment management agreement between Allianz Global Fund Management and AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund and AllianzGI Global Sustainability Fund and the sub-advisory agreement between Allianz Global Fund Management and AllianzGI U.S. with respect to AllianzGI Best Styles Emerging Markets Equity Fund, AllianzGI Best Styles International Equity Fund, AllianzGI Best Styles U.S. Equity Fund, AllianzGI Emerging Markets Consumer Fund, AllianzGI Emerging Markets Small-Cap Fund and AllianzGI Global Sustainability Fund will be available in the semi-annual report to shareholders for the fiscal period ending May 31, 2015.

Administrative Fees for the Target Date Funds.    Each Target Date Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class C, Class R, Class D, Class P, Class R6 (formerly Institutional Class) and Administrative Class shareholders of each Fund pay an administrative fee to the Manager, computed as a percentage of the Fund’s average daily net assets attributable in the aggregate to those classes of shares. The Manager, in turn, provides or procures administrative services for Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Target Date Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as fees and expenses of the Trust’s disinterested Trustees and their counsel. The Target Date Funds do bear other expenses that are not covered by the administrative fee and that may vary and affect the total level of expenses borne by Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

The Manager expects to realize losses on these administration arrangements for the Target Date Funds for the foreseeable future (i.e., the cost to the Manager of providing the administrative services is expected to exceed the administrative fees paid to the Manager). However, because the costs borne by the Manager include a fixed component, the Manager will benefit from economies of scale if assets under management increase and it is therefore possible that the Manager may realize a profit on the administrative fees in the future.

Shareholders of the Funds pay the Manager monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shares):

Share Class	Total
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class D	0.30%
Class P	0.15%
Class R6	0.05%
Administrative Class	0.15%

During the most recently completed fiscal year, the Target Date Funds paid the Manager monthly Administration fees for the Class A, Class C, Class R, Class D, Class P, Class R6 and Administrative Class shares at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class taken separately).

	Administration Fees
Allianz Multi-Strategy Fund	Class A	Class C	Class R	Class D	Class P	Class R6(1)	Administrative Class
AllianzGI Retirement 2015 Fund	0.30%	0.30%	0.30%	0.30%	0.15%	0.07%	0.15%
AllianzGI Retirement 2020 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2025 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2030 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2035 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2040 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2045 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2050 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement 2055 Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15
AllianzGI Retirement Income Fund	0.30	0.30	0.30	0.30	0.15	0.07	0.15

(1)

Effective as of April 1, 2013, former Institutional Class shares of the Target Date Funds were reclassified as Class R6 shares of the Funds and such Funds ceased to have any Institutional Class shares authorized or outstanding. In connection with the reclassification, the administration fee for Class R6 shares (formerly Institutional Class shares) was lowered from 0.10% to 0.05% on April 1, 2013.

252	Allianz Multi-Strategy Funds

Management Fee Waiver and Expense Limitation Arrangements	Management Fee Waiver. For each of the AllianzGI Global Allocation Fund and the AllianzGI Global Growth Allocation Fund, the Manager has contractually agreed to waive a portion of its Management Fee with respect to Fund assets that are attributable to investments in Underlying Funds or Other Acquired Funds, such that the unwaived fee amount paid with respect to such assets equals 0.15% of the portion of the average daily net assets of the Fund attributable to investments in Underlying Funds or Other Acquired Funds. This waiver with respect to investments in Underlying Funds and Other Acquired Funds for which the Manager or an affiliated person thereof serves as investment adviser is terminable only by the Board of Trustees of the Trust, and the waiver with respect to investments in unaffiliated Other Acquired Funds will continue through at least March 31, 2015. This waiver does not apply to net assets of each Fund not invested in shares of Underlying Funds or Other Acquired Funds (e.g., direct investments in other securities and instruments).

Expense Limitation Arrangements.  For certain Funds, the Manager has contractually agreed to expense limitation arrangements as specified under “Fees and Expenses of the Fund” in the Fund Summary of each such Fund. Specifically, the Manager will waive its Management Fee or reimburse the Fund until the date indicated to the extent that Total Annual Fund Operating Expenses (after application of any additional fee waiver as described above) including the payment of organizational expenses, but excluding interest, tax and extraordinary expenses, Acquired Fund Fees and Expenses (except in the case of the Target Date Funds, for which Acquired Fund Fees and Expenses are included) (as calculated in accordance with the 1940 Act), and certain credits and other expenses, including custodial credits, transfer agency credits and expense offset arrangements, exceed the amount specified for each share class of the Fund as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver or reimbursement. The Expense Limitation Agreement is terminable by the Trust upon 90 days’ prior written notice to the Manager or at any time by mutual agreement of the parties. Acquired Fund Fees and Expenses for a Fund are based upon an estimated allocation of the Fund’s assets among the Other Acquired Funds and Institutional Class shares of the Underlying Funds. Acquired Fund Fees and Expenses will vary with changes in the expenses of the Underlying Funds and Other Acquired Funds, as well as the allocation of the Fund’s assets, and may be higher or lower than those shown below. For a listing of the expenses associated with each Underlying Fund for its most recent fiscal year, please see “Underlying Fund Expenses” below.

Sub-Advisers	Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Manager and the Board of Trustees. The following provides summary information about each Sub-Adviser, including the Funds it manages.

Sub-Adviser*	Allianz Multi-Strategy Fund(s)
Allianz Global Investors U.S. LLC (“AllianzGI U.S.”) 1633 Broadway New York, NY 10019 600 West Broadway San Diego, CA 92101 555 Mission Street, Suite 1700 San Francisco, CA 94105	AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Global Allocation, AllianzGI Global Growth Allocation, AllianzGI Global Fundamental Strategy, AllianzGI Global Managed Volatility, AllianzGI Global Sustainability, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI Multi-Asset Real Return, AllianzGI Retirement 2015, AllianzGI Retirement 2020, AllianzGI Retirement 2025, AllianzGI Retirement 2030, AllianzGI Retirement 2035, AllianzGI Retirement 2040, AllianzGI Retirement 2045, AllianzGI Retirement 2050, AllianzGI Retirement 2055, AllianzGI Retirement Income, AllianzGI Structured Return, AllianzGI Ultra Micro Cap, AllianzGI U.S. Equity Hedged, AllianzGI U.S. Small-Cap Growth and AllianzGI Short Duration High Income Funds
NFJ Investment Group LLC (“NFJ”) 2100 Ross Avenue, Suite 700 Dallas, TX 75201	AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI NFJ International Value II Funds (the “NFJ Funds”)
Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”) 411 Borel Avenue, Suite 300 San Mateo, CA 94402	AllianzGI Behavioral Advantage Large Cap Fund

*	Each of the Sub-Advisers, except Fuller & Thaler, is affiliated with the Manager.

The following provides additional information about each Sub-Adviser and the individual portfolio manager(s) who are either individually or jointly and primarily responsible for managing the Funds’ investments. For each Fund, the Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Funds they manage.

Prospectus	253

AllianzGI U.S.	AllianzGI U.S. is registered as an investment adviser with the SEC and is organized as a Delaware limited liability company. Its principal place of business is located at 1633 Broadway, New York, New York 10019. AllianzGI U.S. also has offices located at 600 West Broadway, San Diego, California 92101, and 555 Mission Street, San Francisco, California 94105.

AllianzGI U.S. provides investment management services across a broad class of assets including equity, fixed income, futures and options, convertibles and other securities and derivative instruments. AllianzGI U.S.’s primary business is to provide discretionary advisory services to institutional clients through its separate account management services. In addition, AllianzGI U.S. provides discretionary investment advisory services to a variety of commingled funds (including SEC registered open-end investment companies, SEC registered closed-end investment companies and other commingled funds that are not registered with the SEC), which may be sponsored or established by AllianzGI U.S., its affiliates or by unaffiliated third parties. AllianzGI U.S. also participates as a non-discretionary investment adviser providing investment models to unaffiliated third parties. As of September 30, 2014, AllianzGI U.S. had assets under management of $55.7 billion.

In addition to the advisory-related services noted above, AllianzGI U.S. also provides administration and legal/compliance oversight services, as well as global client service, marketing and sales support to NFJ Investment Group LLC.

The individuals at AllianzGI U.S. listed below are either individually or jointly and primarily responsible for the day-to-day management of the noted Funds. Employees of AllianzGI U.S. affiliates outside the US participate in the management of certain Funds as “associated persons” of AllianzGI U.S. under the firm’s compliance oversight, in accordance with SEC guidance as to such arrangements.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Best Styles Emerging Markets Equity Fund	Dr. Michael Heldmann, CFA	2014 (Inception)	Dr. Heldmann is a portfolio manager with Allianz Global Investors, which he joined in 2007. He is a member of the Systematic Equity team and manages Best Styles Europe Equity and Best Styles Emerging Markets Equity mandates. He has seven years of investment-industry experience. Dr. Heldmann previously worked at CERN in Geneva, Switzerland, as a researcher in particle physics. He has a master’s degree in physics from the University of Mainz, Germany, and a doctorate from the University of Freiburg, Germany. Dr. Heldmann is a CFA charterholder.

AllianzGI Best Styles Global Equity Fund	Dr. Klaus Teloeken (Lead)	2013 (Inception)	Dr. Teloeken is Co-CIO Systematic Equity with Allianz Global Investors, which he joined in 1996. He is responsible for the Systematic Equity team’s development and the management of active investment strategies. Dr. Teloeken was previously a quantitative analyst for the firm and has 17 years of investment-industry experience. He studied mathematics and computer science and has a master’s degree and a doctorate from the University of Dortmund, Germany.

	Dr. Rainer Tafelmayer	2013 (Inception)	Dr. Tafelmayer, FRM, is a portfolio manager with Allianz Global Investors, which he joined in 2002. He is a member of the Systematic Equity team and has 18 years of investment-industry experience. Before joining the firm, he worked as a business consultant in finance and risk management, and was a researcher in operations research at the Technical University of Chemnitz, Germany. Dr. Tafelmayer has a master’s degree and a doctorate in physics from the University of Heidelberg, Germany.

AllianzGI Best Styles International Equity Fund	Dr. Michael Heldmann, CFA	2014 (Inception)	See above.

AllianzGI Best Styles U.S. Equity Fund	Karsten Niemann, CFA	2014 (Inception)	Mr. Niemann is a portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Systematic Equity team and manages Best Styles U.S. Equity mandates. Mr. Niemann is also responsible for the team’s European high-dividend products. He previously managed Best Styles Global Equity and Best Styles Euroland Equity mandates for the firm; before that, he was a quantitative analyst. Mr. Niemann has 16 years of investment-industry experience. He has a master’s degree in economics from the University of Bonn, Germany, and is a CFA charterholder.

AllianzGI China Equity Fund	Christina Chung, CFA	2010 (Inception)	Ms.Chung, CFA, CMA, is a senior portfolio manager with Allianz Global Investors. She heads the Greater China team and has 23 years of investment-industry experience. Before joining the firm in 1998, Ms.Chung was a senior portfolio manager with Royal Bank of Canada Investment Management, a portfolio manager with Search International and an economist with HSBC Asset Management. Ms.Chung has a B.A. from Brock University and an M.A. in economics from the University of Alberta.

AllianzGI Convertible Fund	Douglas G. Forsyth, CFA	1994*	Mr. Forsyth, CFA, CAIA, is a portfolio manager, a managing director and CIO Fixed Income US with Allianz Global Investors, which he joined in 1994. He is the head of the Income and Growth Strategies team. Mr. Forsyth has portfolio management, trading and research responsibilities, and oversees all aspects of the Income and Growth platform’s business, including product development and implementation. He has more than 21 years of investment-industry experience and was previously an analyst at AEGON USA. He has a B.B.A. from the University of Iowa.

254	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Justin Kass, CFA	2003*	Mr. Kass, CFA, is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2000. He has portfolio management and research responsibilities for the Income and Growth Strategies team. Mr. Kass has more than 15 years of investment-industry experience. He has a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Emerging Markets Consumer Fund	Kunal Ghosh (Lead)	2014 (Inception)	Mr. Ghosh is a portfolio manager and a director with Allianz Global Investors, which he joined in 2006. He is head of the Systematic team and has more than 10 years of investment-industry experience. Mr. Ghosh was previously a research associate and portfolio manager for Barclays Global Investors, and a quantitative analyst for the Cayuga Hedge Fund. He has a B.Tech. from the Indian Institute of Technology, an M.S. in material engineering from the University of British Columbia and an M.B.A. from Cornell University.

	Lu Yu, CFA, CIPM	2014 (Inception)	Ms. Yu, CFA, CIPM, is a portfolio manager and director with Allianz Global Investors. She joined the firm in 2003 and has portfolio-management and research responsibilities for the Systematic team. Ms. Yu has more than 11 years of investment-industry experience and was previously a risk analyst for Provident Advisors LLC. She has a B.S. from Nanjing University, China, and an M.S. from the University of Southern California and the National University of Singapore.

AllianzGI Emerging Markets Debt Fund	Greg Saichin	2014 (Inception)	Mr. Saichin is a senior portfolio manager, a managing director and CIO Global Emerging Markets Fixed Income with Allianz Global Investors, which he joined in 2013. He is the head of the Emerging Markets Fixed Income team and is responsible for developing the team and its range of strategies. Mr. Saichin has 30 years of investment-industry experience. He was previously the head of emerging markets and a senior portfolio manager with Pioneer Investments. Mr. Saichin has a B.A. from the University of Buenos Aires, Argentina and an M.B.A. from the University of Pennsylvania.

	Zeke Diwan	2014 (Inception)	Mr. Diwan is a senior portfolio manager and a director with Allianz Global Investors, which he joined in 2013. He is a member of the firm’s Emerging Markets Fixed Income team and has portfolio-management responsibilities for the team’s strategies. Mr. Diwan has 18 years of investment-industry experience. Before joining the firm, he worked at Rogge Global Partners, where he was a senior portfolio manager focusing on emerging-market debt and global high yield. Before that, Mr. Diwan worked at Pioneer Investments as a senior portfolio manager, focusing on emerging-market debt, European high yield and total return strategies; at Citigroup Global Markets as a high-yield research analyst and loan desk analyst; and at Bear Stearns as a US high-yield syndicate analyst. He has a B.S. in operations research from Columbia University.

	Daniel Ha	2014 (Inception)	Mr. Ha, CFA, is a senior portfolio manager with Allianz Global Investors, which he joined in 2014. He is a member of the firm’s Emerging Markets Fixed Income team and has portfolio management responsibilities for the team’s strategies. Mr. Ha has seven years of investment industry experience. He was previously a portfolio manager at Income Partners Asset Management. Mr. Ha has a B.B.A. from Hong Kong University of Science and Technology and an M.B.A. from The Chinese University of Hong Kong.

AllianzGI Emerging Markets Small-Cap Fund	Kunal Ghosh (Lead)	2014 (Inception)	See above.

	Lu Yu, CFA, CIPM	2014 (Inception)	See above.

	Jie Wei, CFA	2014 (Inception)	Mr. Wei, CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Systematic team. Mr. Wei has nine years of investment-industry experience and was previously a quantitative strategist at GMN (GSA) Capital, where he built data systems for research, alpha generation and performance analysis. Before that, he was an intern with the fixed-income research group at Barclays Global Investors, where he developed multifactor risk models for US Treasury and agency bonds. Mr. Wei has a B.S. from Wuhan University, China; an M.S. from the National University of Singapore; and a master’s in financial engineering from the University of California, Berkeley.

AllianzGI Global Fundamental Strategy Fund	Andreas E. F. Utermann (Lead)	2013 (Inception)	Mr. Utermann, ASIP, is co-head and Global Chief Investment Officer of Allianz Global Investors. He joined the firm and its Global Executive Committee in 2002. Mr. Utermann has 24 years of investment-industry experience, including 12 years at Merrill Lynch Investment Managers (formerly Mercury Asset Management), where he was Global Head and CIO, Equities. He has a B.Sc. in economics from the London School of Economics and an M.A. in economics from Katholieke Universiteit Leuven. Mr. Utermann is on the board of the CFA Society of the UK and the AMIC Council of the ICMA, and is fluent in English, German, French and Dutch.

Prospectus	255

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Armin Kayser	2013 (Inception)	Mr. Kayser is a senior portfolio manager with Allianz Global Investors, which he joined in 1998. He is a member of the Multi-Asset team and manages retail and institutional strategies with a European and global focus. Mr. Kayser has also managed emerging-market bond funds with the firm’s fixed-income team. He has 25 years of investment-industry experience and previously worked at Swiss Bank Corporation. Mr. Kayser has a master’s degree in economics from the University of Mannheim.

	Eric Boess, CFA	2013 (Inception)	Mr. Boess, CFA, is the global head of derivatives and a director with Allianz Global Investors, which he joined in 1994. He runs the European Equity Derivatives team. Mr. Boess recently developed and implemented overlay and absolute-return strategies for the firm, and helped integrate derivatives in investment processes. He has also traded fixed-income, equity and commodity derivatives. Mr. Boess has 19 years of investment-industry experience and previously worked at Dresdner Bank.

	Karl Happe	2013 (Inception)	Mr. Happe is a portfolio manager with Allianz Global Investors, which he joined in 2013. As CIO Insurance Related Strategies, he leads a team that manages equity and fixed-income portfolios. Mr. Happe was previously the head of the global fixed-income strategy team and has 18 years of investment experience. Before joining the firm, Mr. Happe worked at McKinsey & Co., at Bank Boston and at Morgan Stanley. He has a B.S.E in civil engineering and operations research, summa cum laude, from Princeton University and an M.B.A. with distinction from INSEAD.

	Steven J. Berexa, CFA	2013 (Inception)	Mr. Berexa, CFA, is a senior portfolio manager and managing director with Allianz Global Investors, which he joined in 1997. He is the Global Head of Research and is involved with the management of several portfolios. Mr. Berexa has 26 years of investment-industry experience and previously worked at Prudential and Chancellor/LGT Asset Management. He has a B.S.E.E. and an M.B.A. from Duke University, where he studied electrical engineering and computer science.

AllianzGI Global Managed Volatility Fund	Kunal Ghosh	2011	See above.

	Mark P. Roemer	2013	Mr. Roemer is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. He has portfolio-management and research responsibilities for the Systematic team. Mr. Roemer has more than 18 years of investment-industry experience. He previously worked at Barclays Global Investors as a principal and a US equity product manager, and at Kleinwort Benson Investment Management of London. Mr. Roemer has a B.S. from Virginia Tech, an M.S. from Stanford University and a master’s in finance from the London Business School.

	Steven Tael, PhD, CFA	2013	Mr. Tael, Ph.D., CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities with the Systematic team. Mr. Tael has 17 years of investment-industry experience and previously worked at Mellon Capital Management Corporation, Affinicorp USA and Bank of America. He has a B.S. and an M.A. from the University of California at Santa Barbara, and a Ph.D. in applied mathematics and statistics from SUNY at Stony Brook.

AllianzGI Global Sustainability Fund	Paul Schofield	2014 (Inception)	Mr. Schofield is a portfolio manager with Allianz Global Investors, which he joined in 1998. As a member of the Global Equities team, he provides support for the lead portfolio manager of the Global High Alpha strategy. Mr. Schofield also manages the Global Sustainability portfolio and was previously the lead portfolio manager for this strategy. In addition, he is responsible for managing high-alpha mandates, including the Kokusai strategy, to customized benchmarks. He has 16 years of investment-industry experience.

	Jeremy Kent	2014 (Inception)	Mr. Kent is an assistant vice president, ESG analyst and portfolio manager with Allianz Global Investors, which he joined in 2008. He has analytical responsibilities on the Environmental, Social and Governance (ESG) Research team for the industrial sector and is the back-up portfolio manager for the Global Sustainability strategy. Mr. Kent has six years of investment-industry experience. Before joining Allianz Global Investors, he founded and operated a small business. Mr. Kent has a B.A. in entrepreneurial management from California State University. He is a CFA charterholder and holds the IMC designation.

AllianzGI Global Water Fund	Andreas Fruschki, CFA (Lead)	2008 (Inception)	Mr. Fruschki, CFA, is the lead portfolio manager and an analyst at Allianz Global Investors, which he joined in 2007. He has 8 years of investment-industry experience. Mr. Fruschki previously worked at the Berlin Court of Appeal, PriceWaterhouseCoopers, the German Chamber of Commerce and Berlin’s City Development Department. He also worked as a consultant in the corporate-finance practice at PriceWaterhouseCoopers in Hamburg. Mr. Fruschki has an M.B.A. from the University of Western Sydney and a law degree from Humboldt University in Berlin.

256	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI High Yield Bond Fund	Douglas G. Forsyth, CFA	1996* (Inception)	See above.

	William L. Stickney	1999*	Mr. Stickney is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Income and Growth Strategies team. Mr. Stickney has 24 years of investment-industry experience. He was previously a vice president of institutional fixed-income sales with ABN AMRO, Inc.; before that, he worked for Cowen & Company and Wayne Hummer & Company. Mr. Stickney has a B.S. from Miami University, Ohio, and an M.B.A. from the Kellogg School of Management, Northwestern University.

AllianzGI International Small-Cap Fund	Andrew Neville (Lead)	2012	Mr. Neville is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He is a member of the European & German Mid/Small Caps team. Mr. Neville has 15 years of investment-industry experience. He previously worked as a portfolio manager at Baring Asset Management, trained as a portfolio manager at AIB Govett Asset Management and worked as an audit manager for Deloitte & Touche. Mr. Neville has a B.S. in civil engineering from Imperial College London.

	Bjoern Mehrmann	2012	Mr. Mehrmann is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is a member of the European & German Mid/Small Caps team. Mr. Mehrmann has 11 years of investment-industry experience. He has a B.S. in computer science from James Madison University and a master’s in business administration from EBS International University Schloss Reichartshausen.

	Dennis Lai	2012	Mr. Lai is a senior portfolio manager with Allianz Global Investors. He has 18 years of investment-industry experience. Before joining the firm in 2003, he was a research analyst with Cazenove Asia, an investment manager with Special Assets Ltd. and chief financial officer for Bridestowe Estates Pty Ltd. Before that, he worked in accounting and corporate finance for Anglo Chinese Corporate Finance Ltd., Citicorp and Price Waterhouse. He has a master’s degree in finance from the University of New South Wales in Sydney, Australia.

	Frank Hansen	2012	Mr. Hansen, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 1999. He is a member of the European & German Mid/Small Caps team. Mr. Hansen has 25 years of investment-industry experience. He previously worked at UBS Frankfurt in the private banking division; at UBS Zurich as a portfolio manager for institutional accounts and a financial analyst for German small caps; and at Dresdner Bank in the institutional asset-management division, with special responsibility for European small caps. Mr. Hansen has an M.B.A. from the University of Hamburg.

	Koji Nakatsuka	2012	Mr. Nakatsuka, CFA, CMA, is a senior portfolio manager and director with Allianz Global Investors, which he joined in 2005. He has 14 years of investment-industry experience and previously managed a mid/small-cap investment trust at Goldman Sachs Asset Management. Before that, he was at Schroder Investment Management Japan as an equity analyst for mid/small caps. Mr. Nakatsuka has a B.A. in law from Sophia University.

AllianzGI Micro Cap Fund	K. Mathew Axline, CFA	2010	Mr. Axline, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2004. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Axline has more than 14 years of investment-industry experience. He was previously an associate with Pescadero Ventures, LLC, a business development manager for Icarian, Inc. and a wealth-management advisor with Merrill Lynch, Pierce, Fenner & Smith. Mr. Axline has a B.S. from The Ohio State University and an M.B.A. from Indiana University’s Kelley School of Business.

	Robert S. Marren	2007*	Mr. Marren is a portfolio manager and managing director with Allianz Global Investors, which he joined in 2007. He has portfolio-management and research responsibilities on the US Small Cap Growth team. Mr. Marren has more than 23 years of investment-industry experience and was previously the director of research and a portfolio manager for Duncan-Hurst Capital Management, and an assistant manager of corporate finance for Hughes Aircraft Company. Mr. Marren has a B.A. from the University of California, San Diego, and a M.B.A. from Duke University, Fuqua School of Business.

	John C. McCraw	1995* (Inception)	Mr. McCraw is a portfolio manager and managing director with Allianz Global Investors, which he joined in 1992. He oversees portfolio management and research for the US Small Cap Growth team. Mr. McCraw has more than 22 years of investment-industry experience. He was previously a branch manager and loan officer with Citizens & Southern National Bank. Mr. McCraw has a B.A. from Flagler College and an M.B.A. from the Paul Merage School of Business, University of California, Irvine.

Prospectus	257

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	Stephen Lyford	2013	Mr. Lyford is a portfolio manager and a Director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the US Small Cap Growth team. Mr. Lyford has 12 years of investment-industry experience. He was previously a co-analyst for small- and micro-cap portfolios with Duncan-Hurst Capital Management; before that, he worked with Trammel Crow. Mr. Lyford has a B.B.A. and a B.S. from Southern Methodist University, and an M.B.A. from the UCLA Anderson School of Management.

AllianzGI Multi-Asset Real Return Fund	Dr. Michael Stamos, CFA (Lead)	2012 (Inception)	Dr. Stamos, CFA, is a portfolio manager with Allianz Global Investors, which he joined in 2007. He has been part of the Multi Asset-Multi Strategy team since 2007, overseeing balanced mandates for institutional and retail clients. Dr. Stamos has 9 years of investment-industry experience. He was previously a researcher at the Institute of Investment, Portfolio Management and Pension Finance at the University of Frankfurt, where he obtained his Ph.D. in Finance.

	Giorgio Carlino	2012 (Inception)	Mr. Carlino is a portfolio manager with Allianz Global Investors, which he joined in 2001. He is on the Multi Asset-Multi Strategy team and was previously a private-client portfolio manager, responsible for multi-manager selection. Mr. Carlino has 13 years of investment-industry experience. He previously worked in fund management at Commerzbank AM. Mr. Carlino has a degree in economics and finance from La Sapienza University in Rome, and a master’s degree in portfolio management and asset allocation from the Department of Statistics at the University of Bologna.

	James Macey, CFA, CAIA	2014	Mr. Macey, CFA, is a portfolio manager and vice president with Allianz Global Investors, which he joined in 2006. As a member of the Multi Asset US team, he has responsibilities for asset allocation and fund selection, portfolio implementation and trading, and the coordination of the target-date, target-risk and 529 investment team’s due-diligence research on underlying managers. Mr. Macey has more than 13 years of investment-industry experience and was previously an equity-research analyst at Lehman Brothers. Before that, Mr. Macey worked at Bloomberg Financial Markets. He has an M.Sci. in astrophysics from University College London.

AllianzGI Short Duration High Income Fund	Douglas G. Forsyth, CFA	2013	See above.

	James Dudnick, CFA	2014	Mr. Dudnick is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities for the Short Duration High Income team. Mr. Dudnick has 14 years of investment-industry experience. He was previously a financial advisor at Merrill Lynch, working with both individual and institutional clients. Before that, he worked at Goldman Sachs as a financial analyst in the investment-management division, where he conducted research and executed trades. Mr. Dudnick has a B.B.A. with high distinction in business administration from the University of Michigan Business School. He is a CFA charterholder.

	Steven Gish, CFA	2014	Mr. Gish is a portfolio manager and a director with Allianz Global Investors, which he joined in 2005. He has portfolio-management and research responsibilities on the Short Duration High Income team. Mr. Gish has 18 years of investment-industry experience. He was previously a senior research analyst with Roth Capital Partners; before that, he worked in credit at a division of Deutsche Bank Group. Mr. Gish has a B.A. from the University of New Mexico and an M.B.A. from the University of Colorado. He is a CFA charterholder.

AllianzGI Structured Return Fund	Greg P. Tournant (Lead)	2012 (Inception)	Mr. Tournant, lead portfolio manager, is a managing director and CIO US Structured Products with Allianz Global Investors, which he joined in 2002. He is head of the Structured Products team and has 18 years of investment-industry experience. Mr. Tournant was previously co-CIO at Innovative Options Management, a senior research analyst at Eagle Asset Management, a strategy consultant for McKinsey & Co. and a sell-side research analyst for Raymond James. He has a B.S. from Trinity University and an M.B.A. from the Kellogg School of Business at Northwestern University.

	Stephen G. Bond-Nelson	2012 (Inception)	Mr. Bond-Nelson is a portfolio manager and director with Allianz Global Investors, which he joined in 1999. He has portfolio-management and research responsibilities for the Structured Products team. Mr. Bond-Nelson has more than 21 years of investment-industry experience. He has a B.S. from Lehigh University and an M.B.A. from Rutgers University.

	Trevor Taylor	2012 (Inception)	Mr. Taylor is a portfolio manager and director with Allianz Global Investors, which he joined in 2008. He has portfolio-management and research responsibilities for the Structured Products team, and has more than 15 years of investment-industry experience. He was previously co-CIO at Innovative Options Management, where he managed an equity-index option-based hedge fund and option programs on several open-end mutual funds. Before that, he was CIO at TLT Atlantic Asset Management and TLT Capital Corp. Mr. Taylor has a B.A. from the University of Florida.

258	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Ultra Micro Cap Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2008* (Inception)	See above.

	John C. McCraw	2008* (Inception)	See above.

	Stephen Lyford	2013	See above.

AllianzGI U.S. Equity Hedged Fund	Greg P. Tournant (Lead)	2012 (Inception)	See above.

	Stephen G. Bond-Nelson	2012 (Inception)	See above.

	Trevor Taylor	2012 (Inception)	See above.

AllianzGI U.S. Small-Cap Growth Fund	K. Mathew Axline, CFA	2010	See above.

	Robert S. Marren	2007*	See above.

	John C. McCraw	1993*	See above.

	Stephen Lyford	2013	See above.

*	Each Portfolio Manager served as portfolio manager of the Fund’s predecessor, which reorganized into the Trust on April 12, 2010.

AllianzGI U.S. selects the Underlying Funds and other investments in which the Target Date Funds and Target Risk Funds may invest and allocates the Target Funds’ assets among the Underlying Funds and other investments.

Paul Pietranico, James Macey, Giorgio Carlino, Rahul Malhotra and Claudio Marsala are the individuals at AllianzGI U.S. who are jointly and primarily responsible for selecting and allocating the assets of the Target Funds for which each individual serves as a portfolio manager among the Underlying Funds and other investments. The following provides information about Messrs. Pietranico, Macey, Carlino, Malhotra and Marsala. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by each portfolio manager and the portfolio managers’ ownership of the securities of the Funds.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
Target Funds	Paul Pietranico, CFA	2008, 2009, 2011* (since inception)	Mr. Pietranico, CFA, is a portfolio manager and director with Allianz Global Investors, which he joined in 2005. As a member of the Multi Asset US team, he has direct responsibility for target-date portfolio risk profiles, asset allocation and fund selection. Mr. Pietranico also participates in research and analysis for the team’s 529 programs and portfolios. He has more than 18 years of investment-industry experience. Mr. Pietranico has a B.S. in physics, an M.A. in philosophy of science and an M.S. in engineering economic systems and operations research from Stanford University.

	James Macey, CFA, CAIA	2011	See above.

	Claudio Marsala**	2015 (Lead for Global Growth Allocation Fund)	Mr. Marsala is a portfolio manager and director with Allianz Global Investors, which he joined in 2001. As a member of the Multi Asset US team, he manages multi-asset mandates primarily for institutional clients. Mr. Marsala previously led the quantitative efforts of the firm’s Multi Asset team in Italy, focusing on systematic multi-asset products; before that, he worked in risk management. Mr. Marsala has 13 years of investment-industry experience. He has a laurea degree in economics and financial markets from the University of Pisa in Italy, and a master’s degree in quantitative finance from the University of Turin.

	Rahul Malhotra	2013,*** 2015***	Mr. Malhotra, Ph.D., is a portfolio manager and a vice president with Allianz Global Investors, which he joined in 2012. As a member of the Multi Asset US team, he is responsible for quantitative research and development. Mr. Malhotra has seven years of investment-industry experience. He has a B.S. in physics from the California Institute of Technology and a Ph.D. in theoretical particle physics from the University of Texas at Austin.

	Giorgio Carlino****	2015 (Lead for Global Allocation Fund)	See above.

*	Mr. Pietranico is a portfolio manager of each Target Fund except for Global Growth Allocation Fund. The 2015, 2020, 2030, 2040 and 2050 Target Date Funds and Retirement Income Fund commenced operations on December 29, 2008. The Global Allocation Fund was reorganized into the Trust on May 4, 2009, at which time Mr. Pietranico began managing the Fund. The 2025, 2035, 2045 and 2055 Target Date Funds commenced operations on December 19, 2011.
**	Mr. Marsala is a portfolio manager of each Target Fund except for Global Allocation Fund.
***	Mr. Malhotra is a portfolio manager of each Target Fund except for Global Growth Allocation Fund. Mr. Malhotra began managing each of Global Allocation Fund and Retirement Income Fund in 2013 and began managing each of the Target Date Funds in 2015.
****	Mr. Carlino is a portfolio manager of Global Allocation Fund and Global Growth Allocation Fund.

Prospectus	259

Fuller & Thaler	Fuller & Thaler is registered as an investment adviser with the SEC and is organized as a California corporation. Its principal place of business is located at 411 Borel Avenue, Suite 300, San Mateo, CA 94402. Fuller & Thaler is not an affiliate of Allianz.

Fuller & Thaler provides investment management services primarily in long only and long-short equity strategies. Fuller & Thaler’s primary business is to provide discretionary advisory services to institutional clients such as pension plans, pooled funds and foundations. As of December 31, 2013, Fuller & Thaler had assets under management of approximately $2.05 billion.

The individuals at Fuller & Thaler listed below are jointly and primarily responsible for the day-to-day management of the Fund.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI Behavioral Advantage Large Cap Fund	Raife Giovinazzo	2013	Mr. Giovinazzo, Ph.D., CFA, is a portfolio manager and the director of research with Fuller & Thaler. He has more than 11 years of investment-industry experience. Mr. Giovinazzo was previously a co-portfolio manager and researcher with Blackrock’s Scientific Active Equity group (formerly Barclays Global Investors). Before that, he worked at Wellington Management, Marsh & McLennan and Mercer Management Consulting. Mr. Giovinazzo has a B.A. from Princeton; he also has an M.B.A. and a Ph.D. from the Booth School of Business at the University of Chicago.

	Russell J. Fuller	2011 (Inception)	Mr. Fuller, Ph.D., CFA, is a co-portfolio manager and the president and CIO of Fuller & Thaler. He is a founder of the firm and oversees its research and investment activities. Mr. Fuller has 44 years of investment-industry experience. He was previously chairman of the finance department at Washington State University and has also held positions at the University of British Columbia, Canada, and the University of Auckland, New Zealand. He has a B.A., an M.B.A. and a Ph.D. from the University of Nebraska.

NFJ	NFJ provides investment management services to mutual funds, closed-end funds and institutional accounts. NFJ is an investment management firm organized as a Delaware limited liability company and, as noted above, is a wholly-owned subsidiary of AllianzGI U.S., which, in turn, is indirectly owned by Allianz SE. AllianzGI U.S. is the sole member of NFJ. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of December 31, 2013, of approximately $43.4 billion.

Each NFJ investment strategy is supported by a team of investment professionals. Every core team consists of two or more portfolio managers who work collaboratively, though ultimate responsibility for investment decisions applicable to the investment strategy’s model portfolio (which are typically implemented for all accounts managed by NFJ in that investment strategy) rests with the designated team leader (identified as “Lead” below). The core team members of the NFJ Funds, who are jointly and primarily responsible for each NFJ Fund’s day-to-day management, are listed below.

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
AllianzGI NFJ Emerging Markets Value Fund	Morley D. Campbell (Lead)	2012 (Inception)	Mr. Campbell, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has nine years of investment-industry experience. Before joining the firm in 2007, Mr. Campbell was an investment-banking analyst for Lazard Frères and Merrill Lynch. He has a B.B.A. from the University of Texas and an M.B.A. from Harvard Business School.

	L. Baxter Hines	2012 (Inception)	Mr. Hines, CFA, is a portfolio manager, analyst and director with NFJ, an Allianz Global Investors company. He has more than eight years of investment-industry experience. Before joining the firm in 2008, he was a market-data specialist for Reuters. He has a B.A. from the University of Virginia and an M.B.A. from the University of Texas, McCombs School of Business.

	R. Burns McKinney	2012 (Inception)	Mr. McKinney, CFA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 16 years of investment experience. He has a B.A. from Dartmouth College and an M.B.A. from the Wharton School of the University of Pennsylvania.

	John R. Mowrey	2013	Mr. Mowrey, CFA, is a portfolio manager, analyst and vice president with NFJ, an Allianz Global Investors company, which he joined in 2007. He has more than six years of investment experience. Mr. Mowrey has a B.A. in political science from Rhodes College and an M.B.A. from Southern Methodist University.

	Thomas W. Oliver	2012 (Inception)	Mr. Oliver, CFA, CPA, is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 18 years of investment-industry experience. Before joining the firm in 2005, Mr. Oliver worked at Perot Systems Corporation and Deloitte & Touche. He has a B.B.A. and an M.B.A. from the University of Texas.

AllianzGI NFJ Global Dividend Value Fund	R. Burns McKinney (Lead)	2009 (Inception)	See above.

260	Allianz Multi-Strategy Funds

Allianz Fund	Portfolio Managers	Since	Recent Professional Experience
	L.Baxter Hines	2010	See above.

	Benno J. Fischer	2009 (Inception)	Mr. Fischer, CFA, lead portfolio manager, is an analyst, a managing director and CIO of NFJ, an Allianz Global Investors company. He has more than 47 years of investment-industry experience. Before founding NFJ in 1989, he was chief investment officer (institutional and fixed income), a senior vice president and a senior portfolio manager at NationsBank, which he joined in 1971. Before that, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark Dodge Asset Management. He has a B.A. in economics and a J.D. from the University of Oklahoma, and an M.B.A. from New York University.

	John R. Mowrey	2013	See above.

	Thomas W. Oliver	2009 (Inception)	See above.

AllianzGI NFJ International Small-Cap Value Fund	L. Baxter Hines (Lead)	2012 (Inception)	See above.

	Benno J. Fischer	2012 (Inception)	See above.

	Paul A. Magnuson	2012 (Inception)	Mr. Magnuson is a portfolio manager, analyst and managing director with NFJ, an Allianz Global Investors company. He has 28 years of investment-industry experience. Before joining the firm in 1992, he was an assistant vice president at NationsBank. Mr. Magnuson has a B.B.A. in finance from the University of Nebraska.

	John R. Mowrey	2013	See above.

	Morley D. Campbell	2012 (Inception)	See above.

AllianzGI NFJ International Value II Fund	L. Baxter Hines (Lead)	2011 (Inception)	See above.

	Benno J. Fischer	2011 (Inception)	See above.

	Paul A. Magnuson	2011 (Inception)	See above.

	R. Burns McKinney	2011 (Inception)	See above.

	John R. Mowrey	2013	See above.

	Thomas W. Oliver	2011 (Inception)	See above.

Underlying Fund Expenses	The expenses associated with investing in a “fund of funds,” such as one of the Target Funds or, to the extent they make use of such strategy, the Emerging Markets Debt Fund, Multi-Asset Real Return Fund, Global Fundamental Strategy Fund, Structured Return Fund, or U.S. Equity Hedged Fund are generally higher than those of mutual funds that do not invest primarily in other mutual funds and/or ETFs. This is because shareholders in a “fund of funds” pay indirectly a portion of the fees and expenses changed at the underlying fund level.

The Funds are structured in the following ways to lessen the impact of expenses incurred at the Underlying Fund level:

•

With respect to the AllianzGI Global Allocation Fund and AllianzGI Global Growth Allocation Fund, the Management Fees payable to the Manager are reduced (as described above) to offset certain fees payable by Underlying Funds.

•

The Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees, with the exception of the Structured Return Fund and the U.S. Equity Hedged Fund, which may invest in the SPDR S&P 500 ETF, a low-fee index ETF.

Because the Funds invest in Institutional Class shares (or a similar share class) of the Underlying Funds to the extent that they invest in Underlying Funds, shareholders of the Funds indirectly bear a proportionate share of these expenses, depending upon how the Funds’ assets are allocated from time to time among the Underlying Funds. See “Fees and Expenses of the Fund” in each Fund Summary above.

Potential Conflicts of Interest

AllianzGI U.S. has broad discretion to allocate and reallocate the assets of the Target Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund among the Underlying Funds

Prospectus	261

consistent with each Fund’s investment objectives and policies and asset allocation targets and ranges. The Manager and/or its affiliates directly or indirectly receive fees (including investment advisory, investment management and administrative fees) from the Underlying Funds in which the Target Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund invest. In this regard, the Manager and AllianzGI U.S. may have a financial incentive for these Funds’ assets to be invested in Underlying Funds with higher fees than other Underlying Funds, even if it believes that alternate investments would better serve a particular Fund’s investment program. Additionally, because SEC and fiduciary rules and principles may require that the Manager waive a substantial part of its Management Fee with respect to assets invested in Underlying Funds, the Manager may have an incentive to maximize direct investment outside of Underlying Funds and Other Acquired Funds. However, this fee waiver is intended to address the potential conflict of interest as to the incentive of the Manager and AllianzGI U.S. to invest the Target Funds’, Emerging Markets Debt Fund’s, Multi-Asset Real Return Fund’s or Global Fundamental Strategy Fund’s assets in Underlying Funds and Other Acquired Funds. AllianzGI U.S. and the Manager are legally obligated to disregard those incentives in making asset allocation decisions for the Funds. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Funds and any Underlying Funds for which they also act in a similar capacity.

Manager/Sub- Adviser Relationship	Shareholders of each of the Funds have granted approval to the Manager to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the SEC (the “Exemptive Order”) with respect to certain other open-end funds within the Allianz family of funds. One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Currently the Exemptive Order does not apply to the Trust. In addition, the Exemptive Order currently does not apply to sub-advisory agreements with affiliates of the Manager without shareholder approval, unless those affiliates are wholly-owned by Allianz.

Distributor	The Trust’s distributor is Allianz Global Investors Distributors LLC (“AGID” or the “Distributor”), an indirect subsidiary of Allianz, Allianz Global Fund Management’s parent company. The Distributor, located at 1633 Broadway, New York, New York 10019, is a broker-dealer registered with the SEC and a member of the Financial Industry Regulatory Authority (“FINRA”).

262	Allianz Multi-Strategy Funds

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264	Allianz Multi-Strategy Funds

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Classes of Shares

The Trust offers investors Class A, Class B, Class C, Class R, Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Funds in this Prospectus. The Fund Summaries at the beginning of this Prospectus indicate which classes are offered for each Fund. Subject to the qualifications described below under “Sales of Class B Shares,” as of November 1, 2009, Class B shares of the Funds are no longer available for purchase. Each class of shares is subject to different types and levels of sales charges (if applicable) and other fees than the other classes and bears a different level of expenses.

Before purchasing shares of the Funds directly, an investor should inquire about the other classes of shares offered by the Trust and particular Funds. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. An investor who owns Class A, Class B, Class C or Class R shares may call the Distributor at 1-800-988-8380 and an investor who owns Institutional Class, Class R6, Class P, Administrative Class or Class D shares may call the Distributor at 1-800-498-5413.

Subject to eligibility, the class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. Some of the share classes are generally subject to a higher level of operating expenses than other share classes due to the additional service and/or distribution fees paid by such shares as described below. The share classes that are not subject to these expenses, or that are subject to lower expenses, will generally pay higher dividends and have a more favorable investment return. Individual investors can generally invest in Class A and Class C shares. Only certain investors may purchase Institutional Class, Class R6, Class P, Administrative Class, Class D and Class R shares. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Statement of Additional Information, which can be obtained free of charge from the Distributor.

Class A Shares	•

Class A shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares-Investment Minimums & Account Size.”

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•

You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Statement of Additional Information for details.

•

Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders, but pay initial sales charges that do not apply to Class B or Class C shares.

•

You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge. Please see the Statement of Additional Information for details.

•	Class A shares do not convert into any other class of shares.

Class B Shares	•

You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares.

•

You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Statement of Additional Information for details.

•

Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

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•

Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years. After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Statement of Additional Information.

Class C Shares	•

Class C shares are generally available for purchase by all investors, subject to the satisfaction of investment minimums described below under “How to Buy and Sell Shares—Investment Minimums & Account Size.”

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of 1% if you redeem Class C shares during the first year after your initial purchase. The Class C CDSC is waived for certain categories of investors.

•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•

Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

Class R Shares	•	Class R shares are generally available only to specified benefit plans. See “How to Buy and Sell Shares—Class R Shares” below for additional information on eligible investors.

•

You do not pay an initial sales charge when you buy Class R shares and you are not charged a CDSC for redeeming Class R shares, however, you may be charged transaction fees and/or other charges as noted below.

•	Class R shares are subject to higher 12b-1 fees than Class A shares and lower 12b-1 fees than Class B and Class C shares.

Class A, Class B, Class C and Class R Shares	Some or all of the payments described below with respect to Class A, Class B, Class C and Class R shares are paid or “reallowed” to financial intermediaries. See the Statement of Additional Information for details. Additional information about the sales charges and other expenses associated with each share Class is provided below.

Institutional Class, Class R6, Class P, Administrative Class and Class D Shares	The Funds do not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class, Class R6, Class P, Administrative Class or Class D shares of the Funds offered in this Prospectus.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Class P shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and each Fund pays service fees to these entities for services they provide to Class P shareholders. Class P shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

With respect to Institutional Class and Administrative Class shares, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund.

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Class R6 shares are continuously offered to specified benefit plans and other eligible investors. See “Buying Shares—Class R6 Shares” below.

Class D shares are continuously offered through financial service firms, such broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charted. See “Buying Shares—Class D Shares” below.

Initial Sales Charges—Class A Shares	This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

All Funds Other Than AllianzGI Emerging Markets Debt Fund, AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0 – $49,999	5.82%	5.50%
$50,000 – $99,999	4.71%	4.50%
$100,000 – $249,999	3.63%	3.50%
$250,000 – $499,999	2.56%	2.50%
$500,000 – $999,999	2.04%	2.00%
$1,000,000+	0.00%	0.00%

AllianzGI Emerging Markets Debt Fund and AllianzGI High Yield Bond Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0 – $99,999	3.90%	3.75%
$100,000 – $249,999	3.36%	3.25%
$250,000 – $499,999	2.30%	2.25%
$500,000 – $999,999	1.78%	1.75%
$1,000,000+	0.00%	0.00%

AllianzGI Short Duration High Income Fund

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0 – $99,999	2.30%	2.25%
$100,000 – $249,999	1.27%	1.25%
$250,000+	0.00%	0.00	%(1)

(1)

Investors who purchase $250,000 or more of the Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase.

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one or more Funds or series of Allianz Funds that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Statement of Additional Information.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).  A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

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The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

For example, the following illustrates the operation of the Right of Accumulation:

•

Example:  If a shareholder owned Class A shares of the AllianzGI International Small-Cap Fund with a current net asset value of $10,000, Class B shares of the AllianzGI Global Allocation Fund with a current net asset value of $5,000 and Class C shares of the AllianzGI NFJ Global Dividend Value Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the AllianzGI China Equity Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the AllianzGI China Equity Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Please see the Statement of Additional Information for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The applicable NAV is determined as described under “How to Buy and Sell Shares— Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations” and is generally the NAV next calculated after a reinstatement request is received by the Transfer Agent. The limitations and restrictions of this program are described in the Statement of Additional Information.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charges on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds or the Underlying Funds; current and former (provided that an account is opened during the time of employment) employees of the Manager, Sub-Advisers and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has

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waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account.

An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge, on the Fund’s Web site at us.allianzgi.com, information regarding eliminations of and reductions in sales charges associated with Eligible Funds.

Initial Sales Charges—Other Share Classes	As discussed above, only Class A shares of the Funds are subject to an initial sales charge. In addition, the maximum allowable single purchase of Class C shares of the AllianzGI Short Duration High Income Fund is limited to $249,999.

Contingent Deferred Sales Charges (CDSCs)—Class B and Class C Shares	Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares	Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
	First	5
	Second	4
	Third	3
	Fourth	3
	Fifth	2
	Sixth	1
	Seventh and thereafter	0

Class C Shares	Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
	First	1
	Thereafter	0

CDSCs on Class A Shares	Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are Calculated

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is

270	Allianz Multi-Strategy Funds

payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

Reductions and Waivers of Initial Sales Charges and CDSCs	The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Statement of Additional Information for details. The Statement of Additional Information is available free of charge from the Distributor.

Sales of Class B Shares	Effective November 1, 2009, Class B shares of the Funds are no longer available for purchase, except through exchanges and dividend reinvestments as discussed below. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule, as outlined in above under “Class B shares.” Dividends and capital gain distributions paid on outstanding Class B shares may continue to be reinvested in Class B shares in accordance with the Funds’ current policies. In addition, Class B shareholders may continue to exchange their shares for Class B shares of other Funds, or for series of Allianz Funds that have Class B shares outstanding in accordance with the Funds’ policies. See “How to Buy and Sell Shares—Exchanging Shares” for details. In certain circumstances, Class B shares of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. Class B shareholders who have direct accounts with the Funds that previously involved recurring investments in Class B shares of any of the Funds through the automated investment plans now have such recurring investments automatically redirected into Class A shares of the same Fund at net asset value, without any sales charges (loads). All other features of Class B shares, including Rule 12b-1 distribution and service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. The Trust and the Distributor each reserves the right at any time to modify or eliminate these policies and restrictions, including on a case-by-case basis. Please call the Distributor at 1-800-988-8380, or your broker or other financial advisor, if you have any questions regarding the restrictions described above.

Class R Shares—Specified Benefit Plans	Class R shares generally are available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level or at the level of the plan’s financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs (except through omnibus accounts), Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

The administrator of a specified benefit plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Plan participants may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan.

Eligible specified benefit plans generally may open an account and purchase Class R shares by contacting any financial service firm authorized to sell Class R shares of the Funds. Eligible specified benefit plans may also purchase shares directly from the Distributor. See “Buying Shares” below. Additional shares may be purchased through a benefit plan’s administrator or recordkeeper.

Financial service firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by specified benefit plan accounts and their plan participants, including,

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without limitation, transfers of registration and dividend payee changes. Financial service firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services. Financial service firms may independently establish and charge specified benefit plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, specified benefit plans may charge plan participants for certain expenses. These fees and additional amounts could reduce an investment return in Class R shares of the Funds.

Financial service firms and specified benefit plans may have omnibus accounts and similar arrangements with the Trust and may be paid for providing shareholder servicing and other services. A firm or specified benefit plan may be paid for its services directly or indirectly by the Funds, the Manager or an affiliate (normally not to exceed an annual rate of 0.50% of a Fund’s average daily net assets attributable to its Class R shares and purchased through such firm or specified benefit plan for its clients). The Funds, the Manager or their affiliates may directly or indirectly pay a financial service firm or specified benefit plan an additional amount not to exceed 0.25% for sub-transfer agency or other administrative services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Your specified benefit plan may establish various minimum investment requirements for Class R shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class R shares or the reinvestment of dividends. Plan participants should contact their plan administrator with respect to these issues. Plan administrators should contact their financial service firm for information about the firm. This Prospectus should be read in connection with the specified benefit plan’s and/or the financial service firm’s materials regarding its fees and services.

Distribution and Servicing (12b-1) Plans, Service Fees, and Arrangements with Service Agents	•

Distribution and Servicing (12b-1) Plans—Class A, Class B, Class C and Class R shares.  With respect to Class A, Class B, Class C and Class R shares, the Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each of Class A, Class B, Class C and Class R shares offered in this Prospectus. Class A shares pay only servicing fees. Class B, Class C and Class R shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B, Class C, and Class R shares of the Funds do not pay initial sales charges, the distribution fees payable on Class B, Class C and Class R shares may, over time, cost you more than the initial sales charge imposed on Class A shares of the Funds. Also, because Class B shares purchased after September 30, 2004 convert into Class A shares after they have been held for seven years and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

•

Service and Distribution (12b-1) Fees—Administrative Class Shares.  The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class shares of each Fund that offers Administrative Class shares. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

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Each Plan allows the Funds that offer Administrative Class shares to use their Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for costs and expenses incurred in connection with providing certain administrative services to Administrative Class shareholders.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•

Service Fees—Class P Shares.  The Trust has adopted an Administrative Services Plan for Class P shares of the Funds (except the Target Date Funds). The Plan allows a Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Administrative Services Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits a Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. For the Target Date Funds, such services are paid for with a portion of fees payable by Class P shares under the Administration Agreement. Because these fees are paid out of a Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

•

Arrangements with Service Agents—Institutional Class, Class P and Administrative Class Shares.  Institutional Class, Class P and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with respect to the Trust on behalf of their customers. The Trust pays service and/or distribution fees with respect to Administrative Class shares indirectly to such entities. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. Among the service agents with whom the Trust may enter into a shareholder servicing relationship are firms whose business involves or includes investment consulting, or whose parent or affiliated companies are in the investment consulting business, that may recommend that their clients utilize the Manager’s investment advisory services or invest in the Funds or in other products sponsored by Allianz and its affiliates.

For Class P shares, the Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, for providing certain sub-transfer agency and related administrative services with respect to Class P shares of the Funds held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, each Fund (except for the Target Date Funds) may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the Administrative Services Plan for Class P shares. The Manager and/or its affiliates may make payments to service agents for the services described in this paragraph on top of the 0.10% that each Fund (except for the Target Date Funds) may pay to such agents. The aggregate rate of such payments by a Fund and the Manager and/or its affiliates with regard to Class P shares may vary from service agent to service agent and,

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in certain circumstances, may exceed 0.10% per annum for any individual service agent. For the Target Date Funds, the Manager currently estimates that it and/or its affiliates generally expect to pay up to 0.10% per annum of the value of assets in the relevant accounts out of the Class P administrative fees paid under the Administration Agreement for such services. The rate of such payments with regard to Class P shares of the Target Date Funds may vary from service agent to service agent and, in certain circumstances, may exceed 0.10% per annum for any individual service agent. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agents or other service providers as well as in addition to amounts described under “Payments to Financial Firms” below. The Manager and its affiliates rely primarily on contractual arrangements with the service agents to verify whether they are providing the services for which they are receiving such payments. Although the Manager and its affiliates do not audit such service agents, they may make periodic information requests to verify certain information about the services provided.

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Payments to Service Agents and Financial Service Firms—Class R6.  No dealer compensation is paid from Fund assets on sales of Class R6 shares. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of a Fund’s shares, sometimes referred to as “revenue sharing.” None of the Funds, the Distributor or Allianz Global Fund Management makes any type of administrative or service payments to financial intermediaries in connection with investment in Class R6 shares.

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12b-1 Plan for Class D Shares.  The Funds have adopted a servicing plan for their Class D shares in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Funds pay to the Distributor up to 0.25% per annum of the Fund’s average daily net assets attributable to Class D shares as compensation in respect of services in connection with the distribution of Class D shares or the provision of shareholder services. Based on the types of services that are expected to be provided in respect of Class D shares, each Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of FINRA. Some or all of the activities for which these servicing fees are paid may be deemed to be primarily intended to result in the sale of Class D shares. Because Rule 12b-1 fees are paid out of the Fund’s Class D share assets on an ongoing basis, over time these fees will increase the cost of your investment in Class D shares and may cost you more than other types of sales charges.

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Financial Service Firms—Class D Shares.  Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by a shareholder’s account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. A firm may independently establish and charge transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce a shareholder’s investment returns on Class D shares of the Funds.

A financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by a Fund, the Manager or another affiliate of the Fund (at an annual rate generally not to exceed 0.40% (up to 0.25% may be paid by the Fund) of the Fund’s average daily net assets attributable to its Class D shares purchased through such firm for its clients, although payments with respect to shares in retirement plans may be higher). A firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Shareholders who hold Class D shares of a Fund through a financial service firm should contact that firm for information.

This Prospectus should be read in connection with a financial service firm’s materials regarding its fees and services.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which a shareholder purchases shares. Payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates (for purposes of this subsection only, collectively, the “Distributor”). With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the Statement of Additional Information

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for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

Pursuant to arrangements with the Distributor, selected financial service firms provide varying investment products, programs or accounts through which their clients may purchase and redeem Class D shares of the Funds. These firms generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by client accounts, and may arrange with their clients for other investment or administrative services. Financial service firms typically have omnibus accounts and similar arrangements with the Trust and are paid for providing sub-transfer agency and other administrative and shareholder services. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Each Fund may pay for these services directly or indirectly at an annual rate generally not to exceed 0.40% (up to 0.25% of which may be paid by each Fund under the Rule 12b-1 Plan for Class D shares described above) of each Fund’s average daily net assets attributable to its Class D shares and purchased through a particular firm for its clients, although payments with respect to shares in retirement plans are often higher. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers as well as in addition to any amounts described below. These payments may be material to financial service firms relative to other compensation paid by the Funds and/or the Distributor and may be in addition to other fees, such as the revenue sharing or “shelf space” fees described below. The payments described above may be greater or less than amounts paid by the Funds to the Trust’s transfer agents for providing similar services to other accounts. The Distributor relies primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor does not audit such financial intermediaries, it may make periodic information requests to verify certain information about the services provided.

In addition, the Distributor from time to time makes additional payments such as cash bonuses or provides other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings or payments to financial firms to help offset the cost associated with processing transactions in Fund shares.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor also makes payments to certain participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments are made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Funds or other Allianz-sponsored funds. The level of payments made to a financial firm in any given year will vary and, in the case of most financial firms, will not exceed the sum of (a) 0.10% of such year’s sales by that financial firm of shares of the Trust and Allianz Funds, (b) 0.06% of the assets attributable to that financial firm invested in equity funds of the Trust and Allianz Funds, and (c) 0.03% of the assets attributable to that financial firm invested in fixed income funds of the Trust and Allianz Funds. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor makes payments pursuant to an alternative formula or of an agreed-upon amount that, in the case of most financial firms, will not exceed the amount that would have been payable pursuant to the formulae. Notwithstanding the foregoing, the Distributor has entered, and may continue to enter, into

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arrangements with a small number of financial firms that result in payments in excess of what would have been payable under the formulae outlined above (“Alternative Arrangements”). The Distributor may select financial firms for Alternative Arrangements based on the factors described above, in particular due to large amounts of assets a financial firm’s clients have invested in the funds of the Trust and Allianz Funds and the exclusivity of the financial firm’s partnership with the Distributor. The level of payments under an Alternative Arrangement may be calculated based on the assets invested in the Trust and Allianz Funds by the financial firm’s clients and/or the annual sales by the financial firm of shares of the Trust or Allianz Funds, or using another methodology. Because financial firms may be selected for Alternative Arrangements in part because they have significant client assets invested in the Trust and Allianz Funds, payments under Alternative Arrangements represent a significant percentage of the Distributor’s overall payments to financial firms. Currently, the payments described in this paragraph are not generally made with respect to Class R, Institutional Class, or Administrative Class shares. The payments are also not made with respect to Class R6 shares.

In addition to or separate from the “shelf space” arrangements described above, in some cases, the Distributor will make payments, at its own expense, for special events such as a conference or seminar sponsored by one of the financial firms, which in some cases could represent a significant dollar amount. In certain instances, these special events will be attended by clients of such financial firms. The Distributor may make such payments upon the request of a financial firm and not pursuant to any agreement or commitment by the firm to provide “shelf space” or related services or in return for any level of sales of shares of the Trust or Allianz Funds or other products offered by the Distributor.

In addition, with respect to Class A, Class B, Class C and Class R shares, the Manager may make arrangements for a Fund to make payments, directly or through the Manager or its affiliates, to selected financial intermediaries (such as brokers or third party administrators) for providing certain sub-transfer agency and related administrative services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, may vary from firm to firm. For these services, a Fund may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts and from $13 to $21 per account for services to omnibus accounts, or (ii) an annual fee of up to 0.25%, and in some cases up to 0.35%, of the value of the assets in the relevant accounts. These amounts would be in addition to amounts paid by the Funds to the Trust’s transfer agent or other service providers.

The payments described above may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, the Manager and their affiliates and may be in addition to any (i)distribution and/or servicing (12b-1) fees and (ii)revenue sharing or “shelf space” fees described elsewhere herein paid to such financial intermediaries. Furthermore, the payments described above may differ depending on the Fund and may vary from amounts paid to the Trust’s transfer agent for providing similar services to other accounts. The Distributor and the Manager rely primarily on contractual arrangements with financial intermediaries to verify whether such intermediaries are providing the services for which they are receiving such payments. Although the Distributor and the Manager do not audit such financial intermediaries, they may make periodic information requests to verify certain information about the services provided.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor or plan administrator and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

276	Allianz Multi-Strategy Funds

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

The Distributor also makes payments for recordkeeping and other transfer agency services to selected financial intermediaries that sell Fund shares. Please see “Management of the Funds” above.

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How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds. More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Statement of Additional Information. The Statement of Additional Information (which is available free of charge by writing the Distributor or calling 1-800-988-8380) provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Wire transfer procedures

•	Automatic purchase, exchange and withdrawal programs

•	Programs that establish a link from your Fund account to your bank account

•	Special arrangements for tax-qualified retirement plans

•	Investment programs that allow you to reduce or eliminate initial sales charges

•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations	When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC or other fee. NAVs are ordinarily determined at the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” below for details.

A purchase order received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s NAV. An order received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. However, orders received by certain financial intermediaries (such as retirement plans and their service providers, clearing agents, and brokerage firms trading with the Trust on an omnibus basis) on a business day prior to the close of regular trading on the NYSE will be effected at the NAV determined on such business day, provided that such order is communicated to the Trust or its designee prior to such time as agreed upon by the Trust and such intermediary after the close of regular trading on the NYSE on such business day or on the following business day. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

A redemption request received by the Trust or its designee prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. However, orders received by certain broker-dealers and other financial intermediaries on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and intermediary on the following business day will be effected at the NAV determined on the prior business day. The request must properly identify all relevant information such as account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an authorized person.

Orders sent to the Distributor’s P.O. Box (as described below for each share class) are not deemed “received” until they arrive at the Distributor’s facility. This may affect the date on which they are processed.

Investors who purchase shares through specified benefit plans should be aware that plan administrators may aggregate purchase, redemption and exchange orders for participants in the plan. Therefore, there may be a delay between the time you place an order with the plan administrator and the time the order is forwarded to the Trust’s transfer agent, Boston Financial Data Services, Inc. (“Transfer Agent”), for execution.

278	Allianz Multi-Strategy Funds

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the NYSE is closed for other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Current net asset values per share for each Fund are available on the Funds’ website at us.allianzgi.com.

Buying Shares—Classes A, B and C	You can buy Class A, Class B or Class C shares of the Funds in the following ways:

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Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

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Directly from the Trust.  To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest in Class A, Class B or Class C shares directly by mail, please send a check payable to the Allianz Family of Funds along with a completed application form to:

 Allianz Family of Funds

 P.O. Box 8050

 Boston, MA 02266-8050

The Allianz Family of Funds accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to the Allianz Family of Funds and should clearly indicate your account number. Please call the Distributor at 1-800-988-8380 if you have any questions regarding purchases of Class A, Class B or Class C shares by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

The Statement of Additional Information describes a number of additional ways you can make direct investments, including through the Allianz Funds Auto-Invest and Allianz Funds Fund Link programs. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Buying Shares— Class R Shares	Class R shares of each Fund are continuously offered to specified benefit plans. See “Class R shares—Specified Benefit Plans” above. Plan participants may purchase Class R shares only through their specified benefit plans. In connection with purchases, specified benefit plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Specified benefit plans and financial service firms may charge for such services.

Specified benefit plans may also purchase Class R shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R shares either by mail or through a variety of other purchase options and plans offered by the Trust. Specified benefit plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Specified benefit plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

 Allianz Family of Funds

 P.O. Box 8050

 Boston, MA 02266-8050

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R investors should call the Distributor at 1-800-988-8380 if they have any questions regarding purchases by mail.

Class R shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R shares through the account of a financial service firm) and, generally, specified benefit plans will hold Class R shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums—Class A, Class B, Class C and Class R Shares	The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The Trust does not currently issue share certificates.

The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

For Class R shares of the Funds, specified benefit plans may establish various minimum investment and account size requirements. Plan participants should contact their plan administrator for more information.

Buying Shares— Institutional Class, Class P, and Administrative Class Shares	Investors may purchase Institutional Class, Class P and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge. The Statement of Additional Information provides technical information about certain features that are offered exclusively to investors in Institutional Class shares by the Trust.

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Investment Minimums.  The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors.

The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details.

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Initial Investment.  Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Family of Funds, c/o BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64105 or, for investors in Institutional Class shares, to Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968. A Client Registration Application may be obtained by calling 1-800-498-5413.

Except as described below, an investor may purchase Institutional Class, Class P and Administrative Class shares by wiring federal funds to the Trust’s transfer agent, Boston Financial Data Services. In order to receive instructions for wire transfer the investor may telephone the Trust at 1-800-498-5413. At that time investors should provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, and amount being wired.

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Additionally, Institutional Class investors may send a check payable to the Allianz Family of Funds along with a completed application form to: Allianz Family of Funds, P.O. Box 219968, Kansas City, MO 64121-9968.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Manager or one of its affiliates, or from an investment by broker-dealers, institutional clients or other financial intermediaries that have established a shareholder servicing relationship with the Trust on behalf of their customers, or in other circumstances as may be agreed to by the Manager.

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Additional Investments.  An investor may purchase additional Institutional Class, Class P and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above. Additionally, for Institutional Class shares, an investor may send a check payable to the Allianz Family of Funds, c/o BFDS at the P.O. Box address noted above.

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Other Purchase Information.  Purchases of a Fund’s Institutional Class, Class P and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

Other Purchase Information	The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

Classes of shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of the Funds are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Manager or a Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

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Retirement Plans.  Institutional Class, Class P, Administrative Class and Class D shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

Buying Shares— Class D Shares	Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms—Class D Shares” above.

Class D shares are offered through financial service firms. In connection with purchases, a financial service firm is responsible for forwarding all necessary information to the Distributor, and may charge for such services. To purchase shares of the Funds directly from the Distributor, an investor should inquire about the other classes of shares offered by the Trust. An investor may call the Distributor at 1-800-498-5413 for information about other Class D investment options.

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Class D shares of the Funds will be held in a shareholder’s account at a financial service firm and, generally, the firm will hold a shareholder’s Class D shares in nominee or street name as your agent. In most cases, the Transfer Agent will have no information with respect to or control over accounts of specific Class D shareholders and a shareholder may obtain information about accounts only through the financial service firm. In certain circumstances, the firm may arrange to have shares held in a shareholder’s name or a shareholder may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, a Class D shareholder may contact the Distributor at 1-800-498-5413 for information about the account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund

The minimum initial investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Trust or the Distributor may lower or waive the minimum investment for certain categories of investors at their discretion. Please see the Statement of Additional Information for details. A financial service firm may impose different investment minimums than the Trust. For example, if a shareholder’s firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when a shareholder invests in Class D shares of the Fund through the firm. A Class D shareholder should contact the financial service firm for information. The Funds or the Funds’ distributor may waive the minimum initial investment at their discretion.

Buying Shares— Class R6 Shares	Class R6 shares are offered for 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, healthcare benefit funding plans and other specified benefit plans whereby the plan or the plan’s broker, dealer or other financial intermediary (“financial service firm”) has an agreement with the Distributor or the Manager to utilize Class R6 shares in certain investment products or programs (collectively, “Class R6 Eligible Plans”). Class R6 shares are available only to Class R6 Eligible Plans where Class R6 shares are held on the books of the Funds through omnibus accounts (either at the benefit plan level, platform level or at the level of the plan’s financial service firm).

Except as stated below, Class R6 shares are not available to retail or institutional investors that do not qualify as Class R6 Eligible Plans, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans.

Class R6 shares are also available for investment by registered funds and 529 portfolios that are advised or sub-advised by Allianz Global Fund Management, AllianzGI U.S., NFJ or their affiliates.

Class R6 shares may also be available for investment by Trustees, officers and current and former employees of the Trust, Allianz Funds, Allianz Global Fund Management and the Distributor and their affiliates and their immediate family members, and trusts or plans primarily for the benefit of such persons.

Class R6 shares are continuously offered to Class R6 Eligible Plans. Class R6 Eligible Plan participants may purchase Class R6 shares only through their specified benefit plans. In connection with purchases, Class R6 Eligible Plans are responsible for forwarding all necessary documentation to their financial service firm or the Distributor. Class R6 Eligible Plans and financial service firms may charge for such services.

Class R6 Eligible Plans may also purchase Class R6 shares directly from the Distributor. To make direct investments, a plan administrator must open an account with the Distributor and send payment for Class R6 shares either by mail or through a variety of other purchase options and plans offered by the Trust. Class R6 Eligible Plans that purchase their shares directly from the Trust must hold their shares in an omnibus account at the specified benefit plan level.

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Class R6 Eligible Plans which wish to invest directly by mail should send a check payable to the Allianz Family of Funds, along with a completed application form to:

Allianz Family of Funds

P.O. Box 219968

Kansas City, MO 64121-9968

The Distributor accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. Investors may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Funds and should clearly indicate the relevant account number. Class R6 investors should call the Trust at 1-800-498-5413 if they have any questions regarding purchases by mail.

Class R6 shares of the Funds will be held in a plan participant’s account (which in turn may hold Class R6 shares through the account of a financial service firm) and, generally, Class R6 Eligible Plans will hold Class R6 shares (either directly or through a financial service firm) in nominee or street name as the participant’s agent. In most cases, the Trust’s transfer agent, Boston Financial Data Services, Inc., will have no information with respect to or control over accounts of specific Class R6 shareholders and participants may obtain information about their accounts only through their plan.

Investment Minimums.  There is no minimum initial investment, and no minimum required to maintain an account, for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

Disclosure Relating to the AllianzGI Convertible Fund and AllianzGI Ultra Micro Cap Fund	Effective Thursday, January 16, 2014, (the “Effective Date”), shares of AllianzGI Convertible Fund and shares of AllianzGI Ultra Micro Cap Fund (for purposes of this paragraph only, each, a “Fund,” and together, the “Funds”) are no longer available for purchase by any new investor, and shareholders of other series of the Trust or series of Allianz Funds will no longer be permitted to exchange any of their shares for shares of the Funds. Shareholders of a Fund who held their shares prior to the Effective Date, including Specified Benefit Plans, 529 Plans, affiliated funds-of-funds and certain model based portfolio management programs that include a Fund in their program, may continue to purchase or exchange shares of such Fund, so long as the Plan or program continues to include such Fund. Specified Benefit Plans, for these purposes, include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and healthcare benefit funding plans. 529 Plans include college savings plans established under Section 529 of the Internal Revenue Code for which the Distributor and its affiliates provide management services, and affiliated funds-of-funds are affiliated with, advised or sub-advised by AllianzGI U.S. Existing shareholders of a Fund may continue to reinvest distributions of the Fund’s shares.

Abusive Trading Practices	The Trust encourages shareholders to invest in the Funds as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds.

Certain of the Funds’ and Underlying Funds’ (for purposes of this section, the “Funds”) investment strategies may make the Funds more susceptible to market timing activities. For example, since certain Funds may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Funds’ non-U.S. portfolio securities and the determination of the Funds’ NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Funds’ potential investment in securities of smaller capitalization companies, securities of issuers located in emerging markets or any high-yield or other securities that are thinly traded and more difficult to value.

To discourage excessive, short-term trading and other abusive trading practices, the Trust’s Board of Trustees has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to the Funds and their shareholders. Such activities may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

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The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through a combination of methods. To the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the NAV of the fund’s shares, that fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

The Trust also seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust and its service providers may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of each Fund’s underlying beneficial owners. This makes it more difficult for the Trust and its service providers to identify short-term transactions in the Funds. Although the Trust and its service providers may seek to review trading activity at the omnibus account level in order to identify abusive trading practices with respect to the Funds, there can be no assurance of success in this regard.

Minimum Account Size	Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. There is no minimum initial investment for Class R6 shares for Class R6 Eligible Plans and other eligible investors.

•

Class A, Class B, Class C and Class R.  If your balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your accounts with the Trust and Allianz Funds exceeds $50,000.

•

Institutional Class, Class P and Administrative Class.  The Trust reserves the right to redeem Institutional Class, Class P and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

•

Class D.  Investors should maintain an account balance in Class D shares of each Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s Class D shares balance for any Fund remains below the minimum for three months or longer, the Manager has the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining Class D shares and close that Fund account after giving the investor 60 days to increase the account balance. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or if the aggregate value of all the investor’s holdings in accounts with the Trust and Allianz Funds exceeds $50,000.

Notwithstanding the foregoing, due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account and without any prior notice for their then-current value (which will be promptly paid to the investor) if at any time, and for any reason, including solely due to declines in NAV, the shares in the account do not have a value of at least $20. Additionally, the Manager and the Distributor each reserves the right to assess an annual fee of $15 for any accounts with balances that fall below $1,000, subject to the Distributor’s right to make exemptions on a case by case basis. For more information, see

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“Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C, Class R, Class R6 and Institutional Class Shares” in the Statement of Additional Information.

Exchanging Shares	Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange Class A, Class B, Class C, Class R, Institutional Class, Class R6, Class P, Administrative Class and Class D shares of any Fund for the same Class of shares of any other Fund or of another series of Allianz Funds that offers the same Class of shares. Shareholders interested in such an exchange may request a prospectus for these other series by contacting the Trust. Shares are exchanged on the basis of their respective NAVs (without a sales charge) next calculated after your exchange order is received by the Trust or its designee. Currently, the Trust does not charge any exchange fees. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges.

For Class A, Class B, and Class C shares, exchanges are subject to the $1,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds Auto-Exchange plan.

For Class R shares, specified benefit plans or financial service firms may impose various additional fees and charges, investment minimums and other requirements with respect to exchanges. Specified benefit plans may also limit exchanges to Funds offered as investment options in the plan, and may establish certain privileges with respect to exchanges of Class R shares. Plan participants should contact their plan administrators to exchange Class R shares and for additional information about the exchange privilege. Plan administrators should contact their financial service firm for information about the firm.

In the case of Institutional Class, Class R6, Class P and Administrative Class shares, an exchange may be made by following the redemption procedure described below under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-498-5413. For Class D shares, please contact your financial service firm to exchange shares and for additional information about the exchange privilege. With respect to Institutional Class, Class R6, Class P, Administrative Class, Class D and Class R shares, an investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available.

In certain circumstances, shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described in the Statement of Additional Information. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Funds, P.O. Box 8050, Boston, MA 02266-8050. You can get an exchange form by calling the Distributor at 1-800-988-8380.

An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. See “Abusive Trading Practices” above. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

The Statement of Additional Information provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options.

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Selling Shares— Class A, B and C	You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•

Through your broker, dealer or other financial intermediary.  Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.

•

Directly from the Trust by Written Request.  To redeem Class A, Class B or Class C shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-988-8380 before submitting a request to redeem Class A, Class B or Class C shares. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below. The Distributor may, however, waive the signature validation requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Statement of Additional Information describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent

•	Expedited wire transfers

•	Automatic Withdrawal Plan

•	Allianz Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Statement of Additional Information describes each of these options and provides additional information about selling shares. You can obtain the Statement of Additional Information free of charge from the Distributor by written request or by calling 1-800-988-8380.

Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

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Selling Shares— Class R Shares	Class R shares may be redeemed through the investor’s plan administrator on any day the NYSE is open. Investors do not pay any fees or other charges to the Trust or the Distributor when selling shares, although specified benefit plans and financial service firms may charge for their services in processing redemption requests. Please contact the plan or firm for details.

Subject to any restrictions in the applicable specified benefit plan documents, plan administrators are obligated to transmit redemption orders to the Distributor or their financial service firm promptly and are responsible for ensuring that redemption requests are in proper form. Specified benefit plans and financial service firms will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge for their services. Redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Timing of Redemption Payments—Class A, Class B, Class C and Class R Shares	For Class A, Class B and Class C shares, redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

For Class R shares, redemption proceeds will be forwarded to the specified benefit plan or financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Selling Shares—Institutional Class, Class R6, Class P, Administrative Class and Class D Shares—Redemptions of Shares Held Directly with the Trust	•

Redemptions by Mail.  An investor may redeem (sell) shares held directly with the Trust by submitting a written request to Allianz Institutional Funds, P.O. Box 219968, Kansas City, MO 64121-9968 (regular mail) or Boston Financial Data Services, Inc., 330 W.9th Street, Kansas City, MO 64105 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•

Redemptions by Telephone or Other Means.  An investor who elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-498-5413, by sending a facsimile to 1-816-218-1594, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature sent as an attachment consisting of a PDF file, for example) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Allianz Global Fund Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Allianz Global Fund Management or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Allianz Global Fund Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All

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redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays (which may be considerable) in exercising telephone redemption privileges during periods of market volatility. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information.  Redemption proceeds will ordinarily be wired to the investor’s bank address of record within three business days after the redemption request, but may take up to seven calendar days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

Selling Shares—Institutional Class, Class R6, Class P, Administrative Class and Class D Shares—Redemptions of Shares Held Through Intermediaries or Financial Service Firms	You can sell (redeem) shares through your financial service firm on any day the New York Stock Exchange is open. You do not pay any fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your shares, you may contact the Distributor at 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

Redemption Fees	The Trust does not charge any redemption fees on the redemption or exchange of Fund shares.

Other Redemption Information	For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the completed application that are required to effect a redemption, and accompanied by a signature validation from any eligible guarantor institution, as determined in accordance with the Trust’s procedures, as more fully described below. A signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the completed application to effect transactions for the organization.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

In addition, for taxable shareholders, a redemption is generally a taxable event that will generate capital gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

Redemptions in Kind	The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

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Cost Basis Reporting	When you redeem, sell or exchange Fund shares, the Fund or, if you purchase your shares through a broker, dealer or other financial intermediary, your financial intermediary generally is required to report to you and the IRS on an IRS Form 1099-B or other applicable form cost-basis information with respect to those shares, as well as information about whether any gain or loss on your redemption or exchange is short- or long-term and whether any loss is disallowed under the “wash sale” rules. This reporting requirement is effective for Fund shares acquired by you (including through dividend reinvestment) on or after January 1, 2012, when you subsequently redeem, sell or exchange those shares. Such reporting generally is not required for shares held in a retirement or other tax-advantaged account. Cost basis is typically the price you pay for your shares (including reinvested dividends), with adjustments for certain commissions, wash-sales, organizational actions, and other items, including any returns of capital paid to you by the Fund in respect of your shares. Cost basis is used to determine your net gains and losses on any shares you redeem or exchange in a taxable account.

The Fund or your financial intermediary, as applicable, will permit you to select from a list of alternative cost basis reporting methods to determine your cost basis in Fund shares acquired on or after January 1, 2012. If you do not select a particular cost basis reporting method, the Fund or financial intermediary will apply its default cost basis reporting method to your shares. If you hold your shares directly in a Fund account, the Fund’s default method (or the method you have selected by notifying the Fund) will apply; if you hold your shares in an account with a financial intermediary, the intermediary’s default method (or the method you have selected by notifying the intermediary) will apply. Please consult the Fund’s Web site at us.allianzgi.com, or your financial intermediary, as applicable, for more information on the available methods for cost basis reporting and how to select or change a particular method. You should consult your tax advisor concerning the application of these rules to your investment in the Fund, and to determine which available cost basis method is best for you. Please note that you are responsible for calculating and reporting your cost basis in Fund shares acquired prior to January 1, 2012.

Certificated Shares	The Trust currently does not, and has no intention to, issue share certificates. Should it do so in the future, and if you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Validation	When a signature validation is called for, a “Medallion” signature validation or a Signature Validation Program (SVP) stamp will be required. A Medallion signature validation or an SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The three recognized Medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Signature validation cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Verification of Identity	To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person who opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

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Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Shares of the Funds are publicly offered for sale only in the U.S., its territories and possessions.

Request for Multiple Copies of Shareholder Documents	To reduce expenses, it is intended that only one copy of a Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

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How Fund Shares Are Priced

The net asset value per share (“NAV”) of each class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The assets of each Target Fund consist primarily, and the assets of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may consist primarily or partially, of shares of the Underlying Funds, which are valued at their respective NAVs. Fund and Underlying Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees of the Funds or an Underlying Fund may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Please see “Net Asset Value” in the Statement of Additional Information. Market values for Underlying Funds are generally equal to their published NAVs as of the Valuation Time. Short-term investments by the Funds and the Underlying Funds having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Funds utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities where appropriate. The Funds’ use of fair value pricing may help deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.”

For purposes of calculating NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed, and the NAV of a Fund’s shares may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

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Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on certain classes of shares are expected to be lower than dividends on other shares as a result of the administrative fees, distribution and/or servicing fees or other expenses applicable only to certain classes of shares. The table below shows when each Fund intends to declare and distribute income dividends to shareholders of record. To the extent a significant portion of the securities held by a Fund fluctuate in the rate or frequency with which they generate dividends and income, or have variable or floating interest rates, the amounts of the Fund’s income distributions to shareholders are expected to vary.

Allianz Fund	At Least Annually	Quarterly	Monthly

AllianzGI Global Allocation Fund, AllianzGI Convertible Fund, AllianzGI NFJ Emerging Markets Value Fund, AllianzGI NFJ Global Dividend Value Fund, AllianzGI NFJ International Value II Fund, AllianzGI Retirement Income Fund and AllianzGI Emerging Markets Debt Fund

•
AllianzGI High Yield Bond Fund and AllianzGI Short Duration High Income Fund			•
All other Funds	•

In addition, each Fund distributes any net capital gains (i.e., the excess of net long-term gains over net short-term losses) it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently. The amounts of a Fund’s distributions to shareholders may vary from period to period.

A Fund’s dividend and capital gain distributions with respect to Class R6, Administrative Class, Class P or Institutional Class shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

For Class A, Class B, Class C, Class R and Class D shares, you can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.

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Invest all distributions in shares of the same class of any other Fund or series of Allianz Funds that offers that class shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. Class R shareholders may utilize this distribution option only if it is offered by your specified benefit plan, and only with respect to Funds or other series that are investment options offered by the plan. For Class A, Class B, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class D shares, you must elect this option when your account is established.

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Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial service firm). For Class A, Class B, Class C and Class R shares, you must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-988-8380. For Class R shares, cash distributions will be credited to your account at your specified benefit plan if this option is elected when your account is established. For Class D shares, you must elect this option when your account is established.

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Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and any such dividend or capital gain distribution check(s) remain uncashed for more than six months, the proceeds may be invested in additional Fund shares at the NAV calculated on the day of such investment. Additionally, if you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker, plan administrator or other financial intermediary, or call the Distributor at 1-800-988-8380 for Class A, Class B, Class C and Class R shares or the Trust at 1-800-498-5413 for Institutional Class, Class R6, Class P and Administrative Class shares. For Class D shares, you should contact your financial service firm or call the Distributor at 1-800-498-5413.

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Tax Consequences

This section summarizes some of the important U.S. federal income tax consequences to U.S. persons of investing in the Funds. An investment in the Funds may have other tax implications. You should consult your tax advisor for information concerning the possible application of federal, state, local, or non-U.S. tax laws to you. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Each Fund has elected or (in the case of a new fund) intends to elect to be treated and intends to qualify each year as a regulated investment company under the Internal Revenue Code. A regulated investment company is not subject to U.S. federal income tax on income and gains that are distributed in a timely manner to shareholders. A Fund’s failure to qualify as a regulated investment company would result in fund-level taxation, and, consequently, a reduced return on your investment.

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Taxes on Fund Distributions.  If you are a shareholder subject to U.S. federal income tax, you will be subject to tax on Fund distributions in the manner described herein whether they are paid in cash or reinvested in additional shares of the Funds. The Funds will provide you with an annual statement showing you the amount and tax character (e.g., ordinary or capital of the distributions you received each year.

For U.S. federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains. Fund dividends consisting of distributions of investment income are taxable to you as ordinary income. The treatment of Fund distributions of capital gains is based on how long the Fund owned (or is deemed to have owned) the investments that generated those gains, rather than how long you have owned your shares. Distributions of net capital gains (that is, the excess of net long-term capital gains from the sale of investments that a Fund owned for more than 12 months over net short-term capital losses) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gains in excess of net long-term capital losses will be taxable to you as ordinary income.

Distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed to individual shareholders at the rates applicable to net capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. If a Fund receives dividends from an Underlying Fund that the Underlying Fund has reported as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided the Funds meets holding period and other requirements with respect to shares of the Underlying Fund. Distributions from REITs generally do not qualify as qualified dividend income.

A Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any Capital Gain Dividends, and net gains recognized on the sale, redemption or exchange of shares of a Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds such Fund’s current and accumulated earnings and profits. In that case, the excess generally would be treated as a return of capital, which would reduce your tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of your shares.

To the extent that a Fund has capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support the Fund’s distribution of Capital Gain Dividends. If the Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010, those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if that Fund then distributes capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess that is supported by the Fund’s current earnings and profits will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

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Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and could receive a portion of your investment back as a taxable distribution.

A Fund’s transactions in derivatives, short sales, or similar or related transactions could affect the amount, timing and character of distributions from the Fund, and could increase the amount and accelerate the timing for payment of taxes payable by shareholders. In particular, a Fund’s options transactions could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are treated and taxable to shareholders as ordinary income. A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and, therefore, could increase the amount of taxes payable by shareholders.

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things, derive at least 90% of its income from certain specified sources (such income, “qualifying income”). Income from certain commodity-linked investments does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If such income were determined not to constitute qualifying income and were to cause a Fund’s nonqualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test described above. The Fund could, in some cases, cure such failure by paying a Fund-level tax. If the Fund were ineligible to or otherwise did not cure such failure for any year, its taxable income and gains would be subject to tax at the fund level, and distributions from earnings and profits would be taxable to shareholders as ordinary income. A Fund’s ability to pursue its investment strategy and achieve its investment objective may be limited by its intention to qualify as regulated investment company.

The tax issues relating to these and other types of investments and transactions are described more fully under “Taxation” in the Statement of Additional Information.

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Taxes When You Sell (Redeem) or Exchange Your Shares.  Any gain resulting from the sale (or redemption) of Fund shares generally will be taxed to you as capital gain. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale and any gain realized on such transfer will be taxed as capital gain. See “Cost Basis Reporting” above for a description of reporting rules relating to certain redemptions of Fund shares.

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A Note on Non-U.S. Investments.  A Fund or Underlying Fund’s investments in non-U.S. securities may be subject to withholding and other taxes imposed by countries outside the U.S. This may reduce the return on your investment. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If a Fund or Underlying Fund meets certain requirements relating to its asset holdings, a Fund may be able to elect to pass through to its shareholders a deduction or credit for foreign taxes. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction. In addition, a Fund’s investments in non-U.S. securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

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Backup Withholding.  The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Funds with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

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Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified in the Fund Summaries and under “Principal Investments and Strategies of Each Fund” and “Summary of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager, the Sub-Advisers and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Disclosure Relating to Target, Emerging Markets Debt, Multi-Asset Real Return and Global Fundamental Strategy Funds	As each Target Fund intends to invest its assets primarily in shares of the Underlying Funds, the risks of investing in a Target Fund are closely related to the risks associated with the Underlying Funds and their investments. However, as each Target Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, a Target Fund may be directly exposed to certain risks described below. To the extent the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund invest their assets in shares of the Underlying Funds, the risks of investing in such Funds will be related to the risks associated with the Underlying Funds and their investments. However, as each of the Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund may also invest its assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Fund may be directly exposed to certain risks described below. These descriptions are intended to address both direct investments by the Target Funds, Emerging Markets Debt Fund, Multi-Asset Real Return Fund and Global Fundamental Strategy Fund and, where applicable, indirect exposure to securities and other instruments that the Funds may gain through investing in Underlying Funds and Other Acquired Funds. As such, unless stated otherwise, any reference in this section only to “Funds” includes both the Funds and Underlying Funds.

For more information about these risks and the securities and investment techniques used by the Underlying Funds, please refer to the Statement of Additional Information (including the summary descriptions of the Underlying Funds contained therein) and the Underlying Funds’ prospectuses. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of each Underlying Fund, which are available free of charge by calling 1-800-988-8380 (for Class A, Class B, Class C and Class R shares of the Trust or Allianz Funds), 1-800-498-5413 (for Institutional Class, Class R6, Class P, Administrative Class and Class D shares of the Trust or Allianz Funds) or 1-800-927-4648 (for PIMCO Equity Series, PIMCO ETF Trust or PIMCO Funds).

Disclosure Relating to Structured Return and U.S. Equity Hedged Funds	As the Structured Return Fund and the U.S. Equity Hedged Fund intend to achieve their exposure to equity securities by investing in shares of Other Acquired Funds, including the SPDR S&P 500 ETF, the risks of investing in the Structured Return Fund or the U.S. Equity Hedged Fund are closely related to the risks associated with such Other Acquired Funds and their investments. However, the Structured Return Fund and the U.S. Equity Hedged Fund may also invest their assets directly in stocks or bonds of other issuers and in other instruments, such as forwards, options, futures contracts or swap agreements, the Structured Return Fund and the U.S. Equity Hedged Fund may be directly exposed to certain risks described below.

For more information about these risks and the securities and investment techniques used by the SPDR S&P 500 ETF, please refer to the SPDR S&P 500 ETF’s prospectus and Statement of Additional Information. This summary is qualified in its entirety by reference to the prospectuses and statements of additional information of the SPDR S&P 500 ETF, which is available at www.spdrs.com and on the EDGAR Database on the SEC’s Web site at www.sec.gov.

Common Stocks and Other Equity Securities

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same

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industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates or adverse circumstances involving the credit markets. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. Seeking earnings growth may result in significant investments in sectors that may be subject to greater volatility than other sectors of the economy. Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s earnings growth or other prospects is wrong, or if the portfolio manager’s judgment of how other investors will value the company is wrong, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stocks, equity securities include, without limitation, preferred stocks, convertible securities and warrants. Equity securities other than common stocks are subject to many of the same risks as common stocks, although possibly to different degrees. A Fund may invest in, and gain exposure to, common stocks and other equity securities through purchasing depositary receipts, such as ADRs, EDRs and GDRs, as described under “Non-U.S. Securities” below.

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference for the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stock may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specified and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt.

Companies with Smaller Market Capitalizations	Companies that are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets. Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning illiquid securities, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. Companies with medium-sized market capitalizations also have substantial exposure to these risks. Furthermore, as companies’ market capitalizations fall due to declining markets or other circumstances, such companies will have increased exposure to these risks.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may

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not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Industry Focus	Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. See “Summary of Principal Risks—Focused Investment Risk” above.

Consumer-Related Companies.  The AllianzGI Emerging Markets Consumer Fund focuses its investments in the consumer and consumer-related sectors will be subject to the risks particular to those sectors, including those of the following related industries.

The consumer staples industries can be significantly affected by such factors as demographic and product trends, competitive pricing, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates and consumer confidence.

The consumer discretionary industries can be significantly affected by such factors as the performance of the overall economy, interest rates, competition, consumer confidence, disposable household income and consumer spending, and changes in demographics and consumer tastes.

The healthcare industry can be significantly affected by such factors as government regulation and reimbursement levels, changes in government subsidies, government approval of products and services that could have a significant effect on price and availability and rising costs of medical products and services. Changes in government and private payment systems, such as increased use of managed-care arrangements also affect the volatility of the industry. A healthcare company’s valuation is often based largely on potential and actual performance of a limited number of products.

Non-U.S. Securities	The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S., dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in “non-U.S. securities” for a Fund, the Manager or the applicable Sub-Adviser may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager or a Sub-Adviser may define non-U.S. securities for purposes of a Fund’s asset tests and investment restrictions, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.” For more information about how the Manager or a Sub-Adviser may determine whether an issuer is located in a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuers.”

The Funds may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a non-U.S. issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries. Investing in these instruments exposes a Fund to credit risk with respect to the issuer of the ADR, EDR or GDR, in addition to the risks of the underlying investment.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on non-U.S. portfolio transactions; the possibility of nationalization,

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expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with non-U.S. securities markets may change independently of each other. Also, non-U.S. securities and dividends and interest payable on those securities could be subject to withholding and other foreign taxes. Non-U.S. securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in non-U.S. securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

Emerging Market Securities	Each of the Funds that may invest in non-U.S. securities may invest in securities of issuers tied economically to countries with developing (or “emerging market”) economies. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. Countries with emerging market economies are those with securities markets that are, in the opinion of the applicable Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Funds with maximum percentage limitations on investments in emerging market securities calculate those limitations by defining “emerging market securities” as securities issued by companies located in emerging market countries. For more information about how the Manager or a Sub-Adviser may determine whether an issuer is “located in” a particular country, see “Characteristics and Risks of Securities and Investment Techniques—Location of Issuers.” A Fund with a policy to invest a minimum percentage of its assets in emerging market securities may use a broader measure, for example, by investing in securities of companies that are tied economically to countries with emerging securities markets. For more information about a particular Fund’s measure of such a minimum investment policy, see the Fund’s principal investments and strategies under “Principal Investments and Strategies of Each Fund.”

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in U.S. securities or in developed countries outside the United States. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency or other hedging techniques; companies that are newly organized and/or small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal, custodial and share registration systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign Currencies	A Fund that invests directly in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign currencies will be subject to currency risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non-U.S. governments or central banks, or by currency controls or political developments. Currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

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Foreign Currency Transactions.  The Funds may (but are not required to) enter into forward foreign currency exchange contracts for a variety of purposes, such as hedging against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, gaining leverage and increasing exposure to a foreign currency or shift exposure from one foreign currency to another. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a date and price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. The Funds may also use a basket of currencies to hedge against adverse changes in the value of another currency or basket of currencies or to increase the exposure to such currencies. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies or to increase exposure to a currency or to shift exposure of currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, any such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. In addition, to the extent that it engages in foreign currency transactions, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager(s).

Derivatives	Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may, but are not required to, use a number of derivative instruments. Derivatives may be used for a variety of reasons, including for risk management, for leverage and to indirectly gain exposure to other types of investments. For example, a Fund may use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A Sub-Adviser may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may buy, sell or otherwise utilize (unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund”) include, among others, option contracts, futures contracts, options on futures contracts, forward contracts, warrants and swap agreements, including swap agreements with respect to securities indexes. The Funds that may use derivatives may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies; and may also purchase and sell futures contracts and options thereon with respect to securities, securities indexes, interest rates and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or

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otherwise comply with the contract’s terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under derivative instruments. Leveraging risk may be especially applicable to Funds that may write uncovered (or “naked”) options.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a Sub-Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund’s use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

From time to time, a Fund may use participatory notes (“P-Notes”) to gain exposure to issuers in certain countries. P-Notes are a type of equity-linked derivative that generally are traded over-the-counter and constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. Generally, banks and broker-dealers associated with non-U.S.-based brokerage firms buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not replicate exactly the performance of the issuers or markets that the notes seek to replicate due to transaction costs and other expenses. The return on a P-Note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-Note typically does not receive voting or other rights as it would if it directly

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owned the underlying security, and P-Notes present similar risks to investing directly in the underlying security. Additionally, P-Notes entail the same risks as other over-the-counter derivatives. These include the risk that the counterparty or issuer of the P-Note may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Additionally, while P-Notes may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a P-Note will be willing to repurchase such instrument when a Fund wishes to sell it.

Equity-Related Instruments	Equity-related instruments are securities and other instruments, including derivatives such as equity-linked securities, whose investment results are intended to correspond generally to the performance of one or more specified equity securities or of a specified equity index or analogous “basket” of equity securities. See “Common Stocks and Other Equity Securities” above. To the extent that a Fund invests in equity-related instruments whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. equity securities, investing in such equity-related instruments will involve risks similar to the risks of investing in non-U.S. securities. See “Non-U.S. Securities” above. In addition, a Fund bears the risk that the issuer of an equity-related instrument may default on its obligations under the instrument. Equity-related instruments are often used for many of the same purposes as, and share many of the same risks with, other derivative instruments. See “Derivatives” above. Equity-related instruments may be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Defensive Strategies	In response to adverse market, economic political or other conditions, the Funds may deviate from their principal strategies by making temporary investments of some or all of their assets in high-quality fixed income securities, cash and cash equivalents. The Funds may not achieve their investment objectives when they do so. Each of the Funds may maintain a portion of their assets in high-quality fixed income securities, cash and cash equivalents to pay Fund expenses and to meet redemption requests.

Fixed Income Securities	As used in this Prospectus, the term “fixed income securities” includes, without limitation: securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”); corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued both by governments and corporations; structured notes, including hybrid or “indexed” securities and event-linked bonds; loan participations and assignments; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises; obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities. Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Investments in U.S. Government securities and other government securities remain subject to the risks associated with downside or default. Unless otherwise stated in the Fund Summaries or under “Principal Investments and Strategies of Each Fund,” the Funds may invest in derivatives based on fixed income securities. Although most of the Funds focus on equity and related investments, the Funds may also have significant investment exposure to fixed income securities through investments of cash collateral from loans of portfolio securities.

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market conditions. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to interest rate movements than those with shorter durations. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of positive duration. Similarly, as a general rule, if a Fund exhibited a negative duration profile and interest rates declined by 1%, there would be a 1% fall in value for every year of negative duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point and the price of a bond fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

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Senior and Other Bank Loans	The Funds may invest in fixed- and floating-rate loans issued by banks or other financial institutions (including, among others, Senior Loans, delayed funding loans and revolving credit facilities). Loan interests may take the form of direct interests acquired during a primary distribution and may also take the form of assignments of, novations of or participations in a bank loan acquired in secondary markets.

As noted, the Funds may purchase “assignments” of bank loans from lenders. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The Funds may also invest in “participations” in bank loans. Participations by the Funds in a lender’s portion of a bank loan typically will result in the Funds having a contractual relationship only with such lender, not with the borrower. As a result, the Funds may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of such payments from the borrower.

Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

A loan is often administered by a bank or other financial intermediary acting as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. In addition, the agent is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent or other financial intermediary to apply appropriate credit remedies against a corporate borrower. A financial institution’s employment as agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of Senior Loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate or other borrower for payment of principal and interest. If the Funds do not receive scheduled interest or principal payments on such indebtedness, the net asset value, market price and/or yield of the common shares could be adversely affected. Senior Loans that are fully secured may offer the Funds more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of any collateral from a secured Senior Loan would satisfy the borrower’s obligation, or that such collateral could be liquidated. Also, the Funds may invest in Senior Loans that are unsecured.

Senior Loans and interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price.

Senior Loans usually require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. However, the Funds may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. The effect of prepayments on a Fund’s performance may be mitigated by the receipt of prepayment fees and the Fund’s ability to reinvest prepayments in other Senior Loans that have similar or identical yields.

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Corporate Debt Securities	Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities or durations tend to be more sensitive to interest rate movements than those with shorter maturities.

High Yield Securities	Securities rated lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or unrated securities deemed by a Sub-Adviser to be of comparable quality, are sometimes referred to as “high yield securities” or “junk bonds.” Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. Fixed income securities rated in the lowest investment grade categories by a rating agency may also possess speculative characteristics. If securities are in default with respect to the payment of interest or the repayment on principal, or present an imminent risk of default with respect to such payments, the issuer of such securities may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Credit Ratings and Unrated Securities	A Fund may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s, S&P and Fitch. Moody’s, S&P, Fitch and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. An Appendix to the Funds’ Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Sub-Advisers do not rely solely on credit ratings, and may develop their own analyses of issuer credit quality.

The Funds may purchase unrated securities (which are not rated by a rating agency) if the applicable Sub-Adviser determines that the security is of comparable quality to a rated security that the Funds may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Sub-Advisers may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. In the event a Fund invests a significant portion of assets in high yield securities and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Sub-Advisers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Rule 144A Securities	Rule 144A securities are securities that have not been registered for public sale, but that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). Rule 144A permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the Securities Act. Rule 144A securities may be deemed illiquid and thus may be subject to each Fund’s limitation to invest not more than 15% of its net assets in securities which are illiquid at the time of investment, although the Funds may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees. See “Illiquid Securities” below.

Variable and Floating Rate Securities

Variable- and floating-rate securities provide for a periodic adjustment in the interest rate paid on the obligations. If a Fund invests in floating-rate debt instruments (“floaters”) or engages in credit-spread trades, it may gain a certain degree of protection against rises in interest rates, but will participate in any declines in interest rates as well. This is because variable- and floating-rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating-rate securities will not generally increase in value if interest rates decline. The Funds may also invest in inverse floating-rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares. Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and

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distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold.

Convertible Securities	Convertible securities are generally bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or issuer) into equity securities of the issuer (or cash or securities of equivalent value). The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease the Fund’s return.

Synthetic Convertible Securities.  “Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments. See “Derivatives.”

Loans of Portfolio Securities	For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Each Fund may (but is not required to) lend portfolio securities representing up to 33 1/3% of its total assets, and many Underlying Funds lend securities to a similar degree. Collateral received from loans of portfolio securities can therefore represent a substantial portion of a Fund’s assets. The Funds do not currently have a program in place pursuant to which they could lend portfolio securities. However, they may establish such a program in the future. Please see “Investment Objectives and Policies—Securities Loans” in the Statement of Additional Information for details.

Short Sales

Each Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures contract or other derivatives contract) that it does not own. Alternatively or in combination with direct short sales, the Fund may utilize derivative instruments, such as futures on indices or swaps on individual securities, in order to achieve the desired level of short exposure for the portfolio. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividends or interest that accrues on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the

Prospectus	305

short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. A Fund may engage in short sales that are not “against the box,” which involve additional risks. A Fund’s loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities underlying its short positions increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, the potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short selling also involves a form of financial leverage that may exaggerate any losses realized by Funds that utilize short sales. See “Summary of Principal Risks—Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. See “Summary of Principal Risks—Credit and Counterparty Risk”. The SEC and other (including non-U.S.) regulatory authorities have imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In certain market and regulatory environments, a Fund may seek to obtain some or all of its short exposure by using derivative instruments on indices or individual securities, instead of engaging directly in short sales on individual securities. Such environments may include instances of regulatory restrictions as described above. It may also include periods when prime brokers or other counterparties are unable or unwilling to support the Fund’s short-selling of individual securities on adequate terms. Following recent economic developments, including significant turbulence in the credit markets and the financial sector, counterparties that provide prime brokerage services in support of short selling have significantly curtailed their prime brokerage relationships with registered mutual funds. Consequently, Funds may be unable to engage in short sales of individual securities on traditional terms. They may instead seek all of their short exposure through derivatives. To the extent a Fund achieves short exposure by using derivative instruments, it will be subject to many of the foregoing risks, as well as to those described under “Derivatives” above. See “Investment Objectives and Policies—Short Sales” in the Statement of Additional Information for more detail.

When-Issued, Delayed Delivery and Forward Commitment Transactions	Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could

306	Allianz Multi-Strategy Funds

involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings	Each Fund may enter into reverse repurchase agreements and dollar rolls, subject to a Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered forms of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures approved by the Board of Trustees to cover its obligations under reverse repurchase agreements, dollar rolls and other borrowings.

Each Fund also may borrow money to the extent permitted under the 1940 Act, subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information.

In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Reverse repurchase agreements, dollar rolls and other forms of borrowings will create leveraging risk for a Fund. See “Summary of Principal Risks—Leveraging Risk.”

Illiquid Securities	Each Fund may invest in illiquid securities so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

REITs and Real Estate-Related Investments	The Funds may invest in real estate-related investments, such as securities of real estate-related companies, real estate investment trusts (REITs), real estate operating companies (REOCs) and related instruments and derivatives. REITs are entities that primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs generally invest a majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs generally invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

To the extent that a Fund invests in real estate-related investments, such as securities of real estate-related companies, REITs, REOCs and related instruments and derivatives, it will be subject to the risks associated with owning real estate and with the real estate industry generally. These include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in the climate for real estate, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, the possibility of adverse changes in interest rates and credit markets and the possibility of borrowers paying off mortgages sooner than expected, which may lead to reinvestment of assets at lower prevailing interest rates. The value of investments in the real estate sector also may be affected by macroeconomic developments, and social economic trends. A Fund investing in REITs and/or REOCs is also subject to the risk that a REIT or REOC will default on its obligations or go bankrupt. As with any investment in real estate, the performance of a REIT or REOC will also depend on factors specific to that instrument, such as the company’s ability to find tenants for its properties, to renew leases, to finance property purchases and renovations, and the skill of the management of such REIT or REOC. To the extent a REIT or

Prospectus	307

REOC is not diversified, it is subject to the risk of financing or investing in a single or a limited number of projects. By investing in REITs and/or ROECs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of such REITs and REOCs. A Fund’s investments in REITs could cause the Fund to recognize income in excess of cash received from those securities and, as a result, the Fund may be required to sell portfolio securities, including when it is not advantageous to do so, in order to make required distributions.

Investment in Other Investment Companies	Each Fund may invest in other investment companies, including exchange-traded funds (ETFs). Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of another investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent the estimated fees and expenses of a Fund attributable to investment in other investment companies, or in companies that rely on certain exemptions from the definition of that term, exceed 0.01% of the Fund’s average net assets (without taking into account expenses from investing cash collateral for securities loans), those amounts are reflected in the Fund’s expense table in the Fund Summary under the heading “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses do not include expenses associated with investments in the securities of unaffiliated investment companies unless those companies hold themselves out to be investment companies. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Manager or its affiliates.

Portfolio Turnover	The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. The portfolio turnover rate of a Fund employing a written call option strategy or similar strategy may increase to the extent that the Fund is required to sell portfolio securities to satisfy obligations under such a strategy. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed as ordinary income when distributed to individual shareholders) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that change Sub-Advisers and/or investment objectives and policies or that engage in reorganization transactions with other funds may experience substantially increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, certain of the Funds had a portfolio turnover rate in excess of 100% as noted in the Fund Summary of each such Fund. These and other Funds may have portfolio turnover rates in excess of 100% in the current fiscal year or in future periods.

Changes in Investment Objectives and Policies	The investment objective of each of the Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to additional restrictions on its ability to utilize certain investments or investment techniques described herein or in the Statement of Additional Information. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders. Each of the AllianzGI Behavioral Advantage Large Cap, AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI China Equity, AllianzGI Convertible, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap, AllianzGI Global Water, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, AllianzGI NFJ Emerging Markets Value, AllianzGI NFJ Global Dividend Value, AllianzGI NFJ International Small-Cap Value, AllianzGI Short Duration High Income, AllianzGI Ultra Micro Cap, AllianzGI U.S. Small-Cap Growth and AllianzGI U.S. Equity Hedged Funds has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 (which policy is set forth in the Statement of Additional Information) and will not change such policy as it is stated in each Fund’s respective Fund Summary unless such Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the SEC from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

308	Allianz Multi-Strategy Funds

New and Smaller-Sized Funds	In addition to the risks described under “Summary of Principal Risks” above and in this section, to the extent a Fund is recently formed, it would have limited performance history, or even none at all, for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds (including Funds that have lost significant assets through market declines or redemptions) may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Capitalization Criteria, Percentage Investment Limitations and Alternative Means of Gaining Exposure	Unless otherwise stated, all market capitalization criteria and percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets. Unless otherwise stated, if a Fund is described as investing in a particular type of security or other instrument, either generally or subject to a minimum investment percentage, the Fund may make such investments either directly or by gaining exposure through indirect means, such as depositary receipts, derivatives (based on either notional or mark-to-market value depending on the instrument and circumstances), placement warrants or other structured products. Such exposure may be achieved through a combination of multiple instruments or through a combination of one or more investment instruments and cash or cash equivalents.

Location of Issuers	A Fund’s policies may be determined by reference to whether an issuer is “located in” a particular country or group of countries. In determining whether an issuer is “located in” a particular country for those purposes, the Manager or the Sub-Adviser will consider a number of factors, including but not limited to: (i) whether the issuer’s securities are principally traded in the country’s markets; (ii) where the issuer’s principal offices or operations are located; (iii) where the issuer is headquartered or organized; and (iv) the percentage of the issuer’s revenues derived from goods or services sold or manufactured in the country. The Manager or the Sub-Adviser may also consider other factors in making this determination. No single factor will necessarily be determinative nor must all be present for the Manager or the Sub-Adviser to determine that an issuer is in a particular country.

Other Investments and Techniques	The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. The Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of AllianzGI U.S. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to AllianzGI U.S. and certain of its affiliates that is paid for by commissions generated by orders executed on behalf of AllianzGI U.S.’s clients, including the Funds. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Certain Affiliations	Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or a Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities.

Prospectus	309

Financial Highlights

The financial highlights tables below are intended to help you understand the financial performance of each class of shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The AllianzGI Best Styles Emerging Markets Equity, AllianzGI Best Styles Global Equity, AllianzGI Best Styles International Equity, AllianzGI Best Styles U.S. Equity, AllianzGI Emerging Markets Consumer, AllianzGI Emerging Markets Debt, AllianzGI Emerging Markets Small-Cap and AllianzGI Global Sustainability Funds recently commenced operations and as a result audited financial highlights are not available for these Funds; audited financial statements for these Funds are not included in the Trust’s shareholder reports for the periods shown.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The Trust’s annual and semi-annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2015:
Class A
11/30/2013	$19.52	$0.49	$0.10	$0.59	$(0.55)	$—
11/30/2012	18.86	0.48	1.27	1.75	(0.70)	(0.39)
11/30/2011	19.28	0.38	0.23	0.61	(0.74)	(0.29)
11/30/2010	18.38	0.48	1.22	1.70	(0.68)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.53	2.85	3.38	—	—
Class C
11/30/2013	$19.15	$0.38	$0.05	$0.43	$(0.35)	$—
11/30/2012	18.53	0.35	1.24	1.59	(0.58)	(0.39)
11/30/2011	19.09	0.31	0.14	0.45	(0.72)	(0.29)
11/30/2010	18.25	0.36	1.19	1.55	(0.59)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.40	2.85	3.25	—	—
Class D
11/30/2013	$19.52	$0.88	$(0.32)	$0.56	$(0.54)	$—
11/30/2012	18.87	0.41	1.34	1.75	(0.71)	(0.39)
11/30/2011	19.30	0.58	—	0.58	(0.72)	(0.29)
11/30/2010	18.40	0.52	1.18	1.70	(0.68)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.53	2.87	3.40	—	—
Class R
11/30/2013	$19.50	$0.46	$0.05	$0.51	$(0.53)	$—
11/30/2012	18.85	0.19	1.51	1.70	(0.66)	(0.39)
11/30/2011	19.27	0.55	—	0.55	(0.68)	(0.29)
11/30/2010	18.35	0.53	1.13	1.66	(0.62)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.47	2.88	3.35	—	—
Class P
11/30/2013	$19.66	$0.51	$0.14	$0.65	$(0.57)	$—
11/30/2012	18.97	0.34	1.49	1.83	(0.75)	(0.39)
11/30/2011	19.37	0.65	(0.01)	0.64	(0.75)	(0.29)
11/30/2010	18.43	0.61	1.13	1.74	(0.68)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.53	2.90	3.43	—	—
Class R6
11/30/2013	$19.68	$0.54	$0.12	$0.66	$(0.57)	$—
11/30/2012	18.99	0.54	1.31	1.85	(0.77)	(0.39)
11/30/2011	19.39	0.66	—	0.66	(0.77)	(0.29)
11/30/2010	18.45	0.61	1.14	1.75	(0.69)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.55	2.90	3.45	—	—
Administrative Class
11/30/2013	$19.60	$0.22	$0.37	$0.59	$(0.51)	$—
11/30/2012	18.94	0.48	1.29	1.77	(0.72)	(0.39)
11/30/2011	19.34	0.61	—	0.61	(0.72)	(0.29)
11/30/2010	18.40	0.58	1.14	1.72	(0.66)	(0.12)
12/29/2008* – 11/30/2009	15.00	0.51	2.89	3.40	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

310	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$19.56	3.10%	$4,900	0.40%		0.60%		2.55%		94%
(1.09)	19.52	9.88	1,798	0.40		0.60		2.57		70
(1.03)	18.86	3.27	1,564	0.47		2.06		2.03		108
(0.80)	19.28	9.67	229	0.50		5.47		2.62		24
—	18.38	22.53	78	0.50	(d)	9.98	(d)	3.36	(d)	21

$(0.35)	$19.23	2.29%	$1,445	1.15%		1.35%		2.01%		94%
(0.97)	19.15	9.08	2,049	1.15		1.35		1.91		70
(1.01)	18.53	2.44	2,347	1.22		2.66		1.65		108
(0.71)	19.09	8.88	305	1.25		7.23		1.99		24
—	18.25	21.67	71	1.25	(d)	8.61	(d)	2.61	(d)	21

$(0.54)	$19.54	2.95%	$191	0.50%		0.60%		4.52%		94%
(1.10)	19.52	9.82	1,290	0.50		0.60		2.19		70
(1.01)	18.87	3.20	251	0.50		2.22		3.07		108
(0.80)	19.30	9.62	204	0.50		5.74		2.84		24
—	18.40	22.67	91	0.50	(d)	8.84	(d)	3.36	(d)	21

$(0.53)	$19.48	2.71%	$227	0.75%		0.85%		2.39%		94%
(1.05)	19.50	9.50	469	0.75		0.85		1.01		70
(0.97)	18.85	2.94	14	0.75		2.46		2.91		108
(0.74)	19.27	9.43	13	0.75		5.77		2.87		24
—	18.35	22.33	12	0.75	(d)	7.76	(d)	3.11	(d)	21

$(0.57)	$19.74	3.39%	$3,925	0.10%		0.20%		2.65%		94%
(1.14)	19.66	10.27	3,845	0.10		0.20		1.78		70
(1.04)	18.97	3.44	14	0.25		2.00		3.41		108
(0.80)	19.37	9.88	14	0.30		5.38		3.32		24
—	18.43	22.87	12	0.30	(d)	6.52	(d)	3.56	(d)	21

$(0.57)	$19.77	3.52%	$7,675	—%		0.12%		2.77%		94%
(1.16)	19.68	10.31	8,243	—		0.15		2.84		70
(1.06)	18.99	3.53	5,885	0.15		1.90		3.48		108
(0.81)	19.39	10.02	5,553	0.20		5.26		3.32		24
—	18.45	23.00	4,306	0.20	(d)	6.42	(d)	3.66	(d)	21

$(0.51)	$19.68	3.08%	$3,646	0.35%		0.45%		1.13%		94%
(1.11)	19.60	9.97	15	0.35		0.45		2.57		70
(1.01)	18.94	3.23	14	0.42		2.17		3.23		108
(0.78)	19.34	9.75	13	0.45		5.54		3.17		24
—	18.40	22.67	12	0.45	(d)	6.67	(d)	3.41	(d)	21

Prospectus	311

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2020:
Class A
11/30/2013	$19.15	$0.49	$0.21	$0.70	$(0.48)	$(0.05)
11/30/2012	18.82	0.44	1.34	1.78	(0.70)	(0.75)
11/30/2011	19.43	0.49	0.04	0.53	(0.83)	(0.31)
11/30/2010	18.58	0.52	1.18	1.70	(0.66)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.53	3.05	3.58	—	—
Class C
11/30/2013	$18.78	$0.31	$0.26	$0.57	$(0.14)	$(0.05)
11/30/2012	18.53	0.37	1.23	1.60	(0.60)	(0.75)
11/30/2011	19.21	0.30	0.09	0.39	(0.76)	(0.31)
11/30/2010	18.46	0.32	1.22	1.54	(0.60)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.40	3.06	3.46	—	—
Class D
11/30/2013	$19.16	$0.49	$0.20	$0.69	$(0.43)	$(0.05)
11/30/2012	18.84	0.39	1.36	1.75	(0.68)	(0.75)
11/30/2011	19.43	0.72	(0.19)	0.53	(0.81)	(0.31)
11/30/2010	18.59	0.52	1.17	1.69	(0.66)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.53	3.06	3.59	—	—
Class R
11/30/2013	$19.14	$0.43	$0.21	$0.64	$(0.46)	$(0.05)
11/30/2012	18.81	0.18	1.54	1.72	(0.64)	(0.75)
11/30/2011	19.40	0.53	(0.05)	0.48	(0.76)	(0.31)
11/30/2010	18.55	0.55	1.09	1.64	(0.60)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.47	3.08	3.55	—	—
Class P
11/30/2013	$19.30	$0.47	$0.30	$0.77	$(0.49)	$(0.05)
11/30/2012	18.94	0.37	1.47	1.84	(0.73)	(0.75)
11/30/2011	19.51	0.42	0.16	0.58	(0.84)	(0.31)
11/30/2010	18.62	0.64	1.10	1.74	(0.66)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.54	3.08	3.62	—	—
Class R6
11/30/2013	$19.32	$0.58	$0.21	$0.79	$(0.49)	$(0.05)
11/30/2012	18.96	0.55	1.31	1.86	(0.75)	(0.75)
11/30/2011	19.53	0.64	(0.04)	0.60	(0.86)	(0.31)
11/30/2010	18.64	0.64	1.12	1.76	(0.68)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.55	3.09	3.64	—	—
Administrative Class
11/30/2013	$19.25	$0.24	$0.47	$0.71	$(0.49)	$(0.05)
11/30/2012	18.90	0.51	1.28	1.79	(0.69)	(0.75)
11/30/2011	19.48	0.59	(0.05)	0.54	(0.81)	(0.31)
11/30/2010	18.60	0.61	1.10	1.71	(0.64)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.52	3.08	3.60	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

312	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.53)	$19.32	3.75%	$9,102	0.40%		0.60%		2.60%		86%
(1.45)	19.15	10.23	985	0.38		0.60		2.40		55
(1.14)	18.82	2.82	351	0.48		2.71		2.56		56
(0.85)	19.43	9.60	154	0.53		6.52		2.79		23
—	18.58	23.87	40	0.53	(d)	10.16	(d)	3.38	(d)	25

$(0.19)	$19.16	3.02%	$438	1.15%		1.35%		1.64%		86%
(1.35)	18.78	9.29	364	1.13		1.35		2.07		55
(1.07)	18.53	2.07	669	1.23		3.40		1.61		56
(0.79)	19.21	8.72	204	1.28		8.05		1.72		23
—	18.46	23.07	30	1.28	(d)	10.57	(d)	2.63	(d)	25

$(0.48)	$19.37	3.67%	$319	0.50%		0.60%		2.58%		86%
(1.43)	19.16	10.02	266	0.48		0.60		2.12		55
(1.12)	18.84	2.85	115	0.52		2.91		3.80		56
(0.85)	19.43	9.54	187	0.53		5.95		2.80		23
—	18.59	23.93	65	0.53	(d)	10.35	(d)	3.38	(d)	25

$(0.51)	$19.27	3.40%	$1,022	0.75%		0.85%		2.26%		86%
(1.39)	19.14	9.84	938	0.73		0.85		0.97		55
(1.07)	18.81	2.57	14	0.77		3.09		2.77		56
(0.79)	19.40	9.25	13	0.78		6.30		2.99		23
—	18.55	23.67	12	0.78	(d)	8.76	(d)	3.13	(d)	25

$(0.54)	$19.53	4.06%	$7,643	0.10%		0.20%		2.44%		86%
(1.48)	19.30	10.55	5,323	0.08		0.20		1.95		55
(1.15)	18.94	3.07	42	0.17		1.39		2.24		56
(0.85)	19.51	9.81	14	0.33		5.93		3.44		23
—	18.62	24.13	13	0.33	(d)	6.56	(d)	3.58	(d)	25

$(0.54)	$19.57	4.19%	$7,457	—%		0.12%		3.00%		86%
(1.50)	19.32	10.62	7,708	—	(e)	0.15		2.98		55
(1.17)	18.96	3.16	5,157	0.17		2.51		3.34		56
(0.87)	19.53	9.90	4,834	0.23		5.80		3.44		23
—	18.64	24.27	3,654	0.23	(d)	6.46	(d)	3.68	(d)	25

$(0.54)	$19.42	3.79%	$7,210	0.35%		0.45%		1.27%		86%
(1.44)	19.25	10.20	15	0.33		0.45		2.73		55
(1.12)	18.90	2.87	14	0.44		2.78		3.09		56
(0.83)	19.48	9.63	14	0.48		6.08		3.29		23
—	18.60	24.00	12	0.48	(d)	6.71	(d)	3.43	(d)	25

Prospectus	313

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2025:
Class A
11/30/2013	$16.63	$0.41	$0.32	$0.73	$(0.40)	$(0.04)
12/19/2011* – 11/30/2012	15.00	0.34	1.43	1.77	(0.14)	—
Class R
11/30/2013	$16.57	$0.48	$0.19	$0.67	$(0.36)	$(0.04)
12/19/2011* – 11/30/2012	15.00	0.18	1.53	1.71	(0.14)	—
Class P
11/30/2013	$16.67	$0.48	$0.31	$0.79	$(0.40)	$(0.04)
12/19/2011* – 11/30/2012	15.00	0.38	1.44	1.82	(0.15)	—
Class R6
11/30/2013	$16.68	$0.50	$0.30	$0.80	$(0.40)	$(0.04)
12/19/2011* – 11/30/2012	15.00	0.45	1.38	1.83	(0.15)	—
Administrative Class
11/30/2013	$16.62	$0.20	$0.55	$0.75	$(0.35)	$(0.04)
12/19/2011* – 11/30/2012	15.00	0.41	1.35	1.76	(0.14)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

314	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.44)	$16.92	4.54%	$13,058	0.40%		0.60%		2.48%		76%
(0.14)	16.63	11.86	335	0.38	(d)	0.60	(d)	2.22	(d)	55

$(0.40)	$16.84	4.16%	$753	0.75%		0.85%		2.88%		76%
(0.14)	16.57	11.51	1,284	0.73	(d)	0.85	(d)	1.19	(d)	55

$(0.44)	$17.02	4.84%	$4,336	0.10%		0.20%		2.88%		76%
(0.15)	16.67	12.21	3,873	0.08	(d)	0.20	(d)	2.47	(d)	55

$(0.44)	$17.04	4.93%	$5,058	—%		0.12%		3.02%		76%
(0.15)	16.68	12.28	5,375	—	(d)(e)	0.15	(d)	2.94	(d)	55

$(0.39)	$16.98	4.60%	$10,606	0.35%		0.45%		1.23%		76%
(0.14)	16.62	11.86	11	0.33	(d)	0.45	(d)	2.72	(d)	55

Prospectus	315

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2030:
Class A
11/30/2013	$19.80	$0.52	$0.92	$1.44	$(0.54)	$(0.04)
11/30/2012	19.77	0.29	1.61	1.90	(0.70)	(1.17)
11/30/2011	20.78	0.50	(0.10)	0.40	(0.85)	(0.56)
11/30/2010	19.36	0.50	1.59	2.09	(0.51)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.41	3.95	4.36	—	—
Class C
11/30/2013	$19.53	$0.35	$0.93	$1.28	$(0.35)	$(0.04)
11/30/2012	19.51	0.43	1.30	1.73	(0.54)	(1.17)
11/30/2011	20.59	0.37	(0.09)	0.28	(0.80)	(0.56)
11/30/2010	19.28	0.26	1.66	1.92	(0.45)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.28	4.00	4.28	—	—
Class D
11/30/2013	$19.84	$0.52	$0.90	$1.42	$(0.48)	$(0.04)
11/30/2012	19.82	0.52	1.36	1.88	(0.69)	(1.17)
11/30/2011	20.82	0.53	(0.12)	0.41	(0.85)	(0.56)
11/30/2010	19.40	0.47	1.62	2.09	(0.51)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.41	3.99	4.40	—	—
Class R
11/30/2013	$19.85	$0.46	$0.91	$1.37	$(0.53)	$(0.04)
11/30/2012	19.81	0.18	1.67	1.85	(0.64)	(1.17)
11/30/2011	20.80	0.52	(0.15)	0.37	(0.80)	(0.56)
11/30/2010	19.37	0.49	1.54	2.03	(0.44)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.34	4.03	4.37	—	—
Class P
11/30/2013	$20.02	$0.51	$1.00	$1.51	$(0.56)	$(0.04)
11/30/2012	19.95	0.41	1.57	1.98	(0.74)	(1.17)
11/30/2011	20.92	0.58	(0.12)	0.46	(0.87)	(0.56)
11/30/2010	19.45	0.58	1.56	2.14	(0.51)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.41	4.04	4.45	—	—
Class R6
11/30/2013	$20.04	$0.62	$0.92	$1.54	$(0.56)	$(0.04)
11/30/2012	19.97	0.61	1.38	1.99	(0.75)	(1.17)
11/30/2011	20.94	0.62	(0.14)	0.48	(0.89)	(0.56)
11/30/2010	19.47	0.59	1.56	2.15	(0.52)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.43	4.04	4.47	—	—
Administrative Class
11/30/2013	$19.96	$0.26	$1.21	$1.47	$(0.52)	$(0.04)
11/30/2012	19.91	0.57	1.35	1.92	(0.70)	(1.17)
11/30/2011	20.88	0.58	(0.14)	0.44	(0.85)	(0.56)
11/30/2010	19.43	0.55	1.54	2.09	(0.48)	(0.16)
12/29/2008* – 11/30/2009	15.00	0.39	4.04	4.43	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

316	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.58)	$20.66	7.48%	$10,080	0.35%		0.60%		2.58%		79%
(1.87)	19.80	10.68	10,692	0.29		0.60		1.48		47
(1.41)	19.77	1.76	460	0.45		2.50		2.43		52
(0.67)	20.78	11.07	286	0.63		5.46		2.57		33
—	19.36	29.07	179	0.63	(d)	9.16	(d)	2.47	(d)	11

$(0.39)	$20.42	6.63%	$736	1.10%		1.35%		1.77%		79%
(1.71)	19.53	9.80	605	1.04		1.35		2.26		47
(1.36)	19.51	1.20	654	1.21		3.34		1.84		52
(0.61)	20.59	10.17	542	1.38		7.39		1.32		33
—	19.28	28.53	78	1.38	(d)	9.74	(d)	1.72	(d)	11

$(0.52)	$20.74	7.34%	$643	0.45%		0.60%		2.60%		79%
(1.86)	19.84	10.48	519	0.39		0.60		2.69		47
(1.41)	19.82	1.89	377	0.48		2.51		2.59		52
(0.67)	20.82	11.04	295	0.63		5.63		2.41		33
—	19.40	29.33	123	0.63	(d)	8.98	(d)	2.47	(d)	11

$(0.57)	$20.65	7.09%	$1,199	0.70%		0.85%		2.28%		79%
(1.81)	19.85	10.23	1,103	0.64		0.85		0.95		47
(1.36)	19.81	1.66	14	0.74		2.82		2.54		52
(0.60)	20.80	10.73	14	0.88		5.79		2.53		33
—	19.37	29.13	13	0.88	(d)	7.74	(d)	2.22	(d)	11

$(0.60)	$20.93	7.77%	$7,748	0.05%		0.20%		2.54%		79%
(1.91)	20.02	10.97	5,103	—	(e)	0.20		2.06		47
(1.43)	19.95	2.13	19	0.22		2.27		2.84		52
(0.67)	20.92	11.27	14	0.43		5.41		2.97		33
—	19.45	29.67	13	0.43	(d)	6.37	(d)	2.67	(d)	11

$(0.60)	$20.98	7.87%	$10,854	—	%(e)	0.12%		3.05%		79%
(1.92)	20.04	11.07	9,182	—	(e)	0.15		3.14		47
(1.45)	19.97	2.23	5,813	0.13		2.24		3.04		52
(0.68)	20.94	11.35	5,145	0.33		5.29		3.02		33
—	19.47	29.80	4,163	0.33	(d)	6.27	(d)	2.77	(d)	11

$(0.56)	$20.87	7.55%	$8,939	0.30%		0.45%		1.29%		79%
(1.87)	19.96	10.60	16	0.24		0.45		2.95		47
(1.41)	19.91	1.99	15	0.41		2.52		2.85		52
(0.64)	20.88	11.04	14	0.58		5.55		2.82		33
—	19.43	29.53	13	0.58	(d)	6.52	(d)	2.52	(d)	11

Prospectus	317

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2035:
Class A
11/30/2013	$16.94	$0.43	$1.20	$1.63	$(0.42)	$(0.06)
12/19/2011* – 11/30/2012	15.00	0.37	1.74	2.11	(0.17)	—
Class R
11/30/2013	$16.89	$0.41	$1.15	$1.56	$(0.39)	$(0.06)
12/19/2011* – 11/30/2012	15.00	0.16	1.90	2.06	(0.17)	—
Class P
11/30/2013	$16.99	$0.49	$1.20	$1.69	$(0.42)	$(0.06)
12/19/2011* – 11/30/2012	15.00	0.38	1.79	2.17	(0.18)	—
Class R6
11/30/2013	$17.00	$0.54	$1.17	$1.71	$(0.42)	$(0.06)
12/19/2011* – 11/30/2012	15.00	0.46	1.72	2.18	(0.18)	—
Administrative Class
11/30/2013	$16.94	$0.22	$1.43	$1.65	$(0.38)	$(0.06)
12/19/2011* – 11/30/2012	15.00	0.42	1.69	2.11	(0.17)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

318	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.48)	$18.09	9.83%	$6,939	0.35%		0.60%		2.48%		67%
(0.17)	16.94	14.23	104	0.30	(d)	0.60	(d)	2.36	(d)	38

$(0.45)	$18.00	9.46%	$961	0.70%		0.85%		2.38%		67%
(0.17)	16.89	13.88	893	0.65	(d)	0.85	(d)	1.04	(d)	38

$(0.48)	$18.20	10.19%	$5,333	0.05%		0.20%		2.83%		67%
(0.18)	16.99	14.58	4,090	—	(d)	0.20	(d)	2.43	(d)	38

$(0.48)	$18.23	10.24%	$5,850	—	%(e)	0.12%		3.10%		67%
(0.18)	17.00	14.65	5,132	—	(d)(e)	0.15	(d)	3.00	(d)	38

$(0.44)	$18.15	9.95%	$10,427	0.30%		0.45%		1.29%		67%
(0.17)	16.94	14.23	12	0.25	(d)	0.45	(d)	2.76	(d)	38

Prospectus	319

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2040:
Class A
11/30/2013	$19.71	$0.49	$1.82	$2.31	$(0.53)	$(0.04)
11/30/2012	20.22	0.29	1.61	1.90	(0.69)	(1.72)
11/30/2011	21.88	0.52	(0.27)	0.25	(0.97)	(0.94)
11/30/2010	20.08	0.73	1.71	2.44	(0.49)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.30	4.78	5.08	—	—
Class C
11/30/2013	$19.53	$0.34	$1.80	$2.14	$(0.42)	$(0.04)
11/30/2012	20.07	0.31	1.43	1.74	(0.56)	(1.72)
11/30/2011	21.65	0.27	(0.18)	0.09	(0.73)	(0.94)
11/30/2010	19.92	0.57	1.69	2.26	(0.38)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.19	4.73	4.92	—	—
Class D
11/30/2013	$19.61	$0.56	$1.74	$2.30	$(0.45)	$(0.04)
11/30/2012	20.16	0.41	1.44	1.85	(0.68)	(1.72)
11/30/2011	21.88	0.76	(0.51)	0.25	(1.03)	(0.94)
11/30/2010	20.05	0.52	1.92	2.44	(0.46)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.32	4.73	5.05	—	—
Class R
11/30/2013	$19.63	$0.44	$1.80	$2.24	$(0.52)	$(0.04)
11/30/2012	20.16	0.16	1.66	1.82	(0.63)	(1.72)
11/30/2011	21.85	0.56	(0.36)	0.20	(0.95)	(0.94)
11/30/2010	20.03	0.59	1.80	2.39	(0.42)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.26	4.77	5.03	—	—
Class P
11/30/2013	$19.82	$0.49	$1.90	$2.39	$(0.54)	$(0.04)
11/30/2012	20.31	0.39	1.57	1.96	(0.73)	(1.72)
11/30/2011	21.97	0.67	(0.36)	0.31	(1.03)	(0.94)
11/30/2010	20.12	0.68	1.80	2.48	(0.48)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.33	4.79	5.12	—	—
Class R6
11/30/2013	$19.83	$0.60	$1.81	$2.41	$(0.54)	$(0.04)
11/30/2012	20.33	0.56	1.41	1.97	(0.75)	(1.72)
11/30/2011	22.00	0.68	(0.36)	0.32	(1.05)	(0.94)
11/30/2010	20.13	0.70	1.82	2.52	(0.50)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.35	4.78	5.13	—	—
Administrative Class
11/30/2013	$19.75	$0.26	$2.07	$2.33	$(0.51)	$(0.04)
11/30/2012	20.26	0.52	1.38	1.90	(0.69)	(1.72)
11/30/2011	21.93	0.63	(0.36)	0.27	(1.00)	(0.94)
11/30/2010	20.09	0.65	1.80	2.45	(0.46)	(0.15)
12/29/2008* – 11/30/2009	15.00	0.31	4.78	5.09	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

320	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.57)	$21.45	12.11%	$5,513	0.35%		0.60%		2.40%		61%
(2.41)	19.71	10.61	1,915	0.28		0.60		1.52		45
(1.91)	20.22	0.81	151	0.42		2.96		2.42		53
(0.64)	21.88	12.48	79	0.56		5.99		3.57		44
—	20.08	33.87	23	0.56	(d)	11.53	(d)	1.93	(d)	13

$(0.46)	$21.21	11.20%	$317	1.10%		1.35%		1.66%		61%
(2.28)	19.53	9.80	195	1.03		1.35		1.66		45
(1.67)	20.07	0.07	87	1.15		3.56		1.30		53
(0.53)	21.65	11.61	22	1.31		6.66		2.82		44
—	19.92	32.80	42	1.31	(d)	11.89	(d)	1.18	(d)	13

$(0.49)	$21.42	11.94%	$229	0.45%		0.60%		2.76%		61%
(2.40)	19.61	10.42	245	0.38		0.60		2.16		45
(1.97)	20.16	0.77	187	0.46		3.00		3.57		53
(0.61)	21.88	12.49	177	0.56		6.58		2.51		44
—	20.05	33.67	45	0.56	(d)	10.43	(d)	1.93	(d)	13

$(0.56)	$21.31	11.70%	$1,167	0.70%		0.85%		2.15%		61%
(2.35)	19.63	10.24	848	0.63		0.85		0.87		45
(1.89)	20.16	0.54	15	0.70		3.22		2.63		53
(0.57)	21.85	12.19	15	0.81		6.50		2.90		44
—	20.03	33.53	14	0.81	(d)	10.01	(d)	1.68	(d)	13

$(0.58)	$21.63	12.42%	$4,704	0.05%		0.20%		2.37%		61%
(2.45)	19.82	10.99	2,343	—	(e)	0.20		2.00		45
(1.97)	20.31	1.06	15	0.21		2.75		3.11		53
(0.63)	21.97	12.64	15	0.36		6.10		3.35		44
—	20.12	34.13	13	0.36	(d)	6.43	(d)	2.13	(d)	13

$(0.58)	$21.66	12.51%	$9,939	—	%(e)	0.12%		2.93%		61%
(2.47)	19.83	11.04	7,782	—	(e)	0.15		2.95		45
(1.99)	20.33	1.11	5,315	0.10		2.65		3.15		53
(0.65)	22.00	12.83	4,769	0.26		5.98		3.43		44
—	20.13	34.20	4,100	0.26	(d)	6.33	(d)	2.23	(d)	13

$(0.55)	$21.53	12.13%	$5,054	0.30%		0.45%		1.27%		61%
(2.41)	19.75	10.67	17	0.23		0.45		2.72		45
(1.94)	20.26	0.87	15	0.38		2.93		2.94		53
(0.61)	21.93	12.48	15	0.51		6.24		3.20		44
—	20.09	33.93	13	0.51	(d)	6.58	(d)	1.98	(d)	13

Prospectus	321

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2045:
Class A
11/30/2013	$17.02	$0.41	$1.79	$2.20	$(0.46)	$(0.09)
12/19/2011* – 11/30/2012	15.00	0.32	1.92	2.24	(0.22)	—
Class R
11/30/2013	$16.96	$0.38	$1.75	$2.13	$(0.43)	$(0.09)
12/19/2011* – 11/30/2012	15.00	0.16	2.02	2.18	(0.22)	—
Class P
11/30/2013	$17.06	$0.47	$1.79	$2.26	$(0.46)	$(0.09)
12/19/2011* – 11/30/2012	15.00	0.39	1.89	2.28	(0.22)	—
Class R6
11/30/2013	$17.07	$0.52	$1.76	$2.28	$(0.46)	$(0.09)
12/19/2011* – 11/30/2012	15.00	0.50	1.79	2.29	(0.22)	—
Administrative Class
11/30/2013	$17.01	$0.22	$1.99	$2.21	$(0.42)	$(0.09)
12/19/2011* – 11/30/2012	15.00	0.44	1.79	2.23	(0.22)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

322	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.55)	$18.67	13.33%	$4,313	0.33%		0.60%		2.31%		51%
(0.22)	17.02	15.09	61	0.29	(d)	0.60	(d)	2.08	(d)	38

$(0.52)	$18.57	12.94%	$356	0.68%		0.85%		2.17%		51%
(0.22)	16.96	14.67	293	0.64	(d)	0.85	(d)	1.07	(d)	38

$(0.55)	$18.77	13.68%	$2,286	0.03%		0.20%		2.63%		51%
(0.22)	17.06	15.37	1,584	—	(d)(e)	0.20	(d)	2.46	(d)	38

$(0.55)	$18.80	13.80%	$4,587	—	%(e)	0.12%		2.91%		51%
(0.22)	17.07	15.44	3,733	—	(d)(e)	0.15	(d)	3.23	(d)	38

$(0.51)	$18.71	13.40%	$1,542	0.28%		0.45%		1.23%		51%
(0.22)	17.01	15.02	12	0.24	(d)	0.45	(d)	2.84	(d)	38

Prospectus	323

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2050:
Class A
11/30/2013	$19.48	$0.42	$2.32	$2.74	$(0.60)	$(0.07)
11/30/2012	20.16	0.28	1.59	1.87	(0.76)	(1.79)
11/30/2011	22.00	0.61	(0.34)	0.27	(1.09)	(1.02)
11/30/2010	20.07	0.62	1.93	2.55	(0.43)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.31	4.76	5.07	—	—
Class C
11/30/2013	$19.25	$0.30	$2.27	$2.57	$(0.41)	$(0.07)
11/30/2012	19.92	0.27	1.44	1.71	(0.59)	(1.79)
11/30/2011	21.85	0.44	(0.34)	0.10	(1.01)	(1.02)
11/30/2010	19.96	0.43	1.96	2.39	(0.31)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.18	4.78	4.96	—	—
Class D
11/30/2013	$19.48	$0.45	$2.28	$2.73	$(0.56)	$(0.07)
11/30/2012	20.15	0.48	1.37	1.85	(0.73)	(1.79)
11/30/2011	22.01	0.59	(0.34)	0.25	(1.09)	(1.02)
11/30/2010	20.09	0.62	1.93	2.55	(0.44)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.32	4.77	5.09	—	—
Class R
11/30/2013	$19.47	$0.37	$2.29	$2.66	$(0.60)	$(0.07)
11/30/2012	20.12	0.18	1.64	1.82	(0.68)	(1.79)
11/30/2011	21.97	0.58	(0.37)	0.21	(1.04)	(1.02)
11/30/2010	20.06	0.61	1.88	2.49	(0.39)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.26	4.80	5.06	—	—
Class P
11/30/2013	$19.64	$0.48	$2.35	$2.83	$(0.63)	$(0.07)
11/30/2012	20.27	0.38	1.56	1.94	(0.78)	(1.79)
11/30/2011	22.10	0.69	(0.39)	0.30	(1.11)	(1.02)
11/30/2010	20.14	0.71	1.89	2.60	(0.45)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.33	4.81	5.14	—	—
Class R6
11/30/2013	$19.66	$0.55	$2.29	$2.84	$(0.63)	$(0.07)
11/30/2012	20.30	0.58	1.38	1.96	(0.81)	(1.79)
11/30/2011	22.12	0.69	(0.35)	0.34	(1.14)	(1.02)
11/30/2010	20.16	0.73	1.89	2.62	(0.47)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.34	4.82	5.16	—	—
Administrative Class
11/30/2013	$19.58	$0.22	$2.55	$2.77	$(0.59)	$(0.07)
11/30/2012	20.23	0.53	1.36	1.89	(0.75)	(1.79)
11/30/2011	22.06	0.65	(0.38)	0.27	(1.08)	(1.02)
11/30/2010	20.11	0.68	1.89	2.57	(0.43)	(0.19)
12/29/2008* – 11/30/2009	15.00	0.30	4.81	5.11	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

324	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.67)	$21.55	14.50%	$1,014	0.30%		0.60%		2.08%		54%
(2.55)	19.48	10.64	1,371	0.26		0.60		1.45		47
(2.11)	20.16	0.80	71	0.41		2.92		2.85		51
(0.62)	22.00	13.02	57	0.56		6.28		3.05		37
—	20.07	33.80	30	0.56	(d)	9.92	(d)	1.91	(d)	11

$(0.48)	$21.34	13.64%	$119	1.05%		1.35%		1.48%		54%
(2.38)	19.25	9.78	60	1.01		1.35		1.44		47
(2.03)	19.92	(0.01)	48	1.17		3.70		2.09		51
(0.50)	21.85	12.21	35	1.31		7.37		2.11		37
—	19.96	33.07	13	1.31	(d)	10.64	(d)	1.16	(d)	11

$(0.63)	$21.58	14.42%	$333	0.40%		0.60%		2.21%		54%
(2.52)	19.48	10.51	202	0.36		0.60		2.55		47
(2.11)	20.15	0.75	189	0.44		3.02		2.74		51
(0.63)	22.01	12.99	166	0.56		6.36		3.04		37
—	20.09	33.93	91	0.56	(d)	11.64	(d)	1.91	(d)	11

$(0.67)	$21.46	14.11%	$497	0.65%		0.85%		1.85%		54%
(2.47)	19.47	10.30	359	0.61		0.85		0.96		47
(2.06)	20.12	0.51	17	0.69		3.21		2.71		51
(0.58)	21.97	12.75	17	0.81		6.49		2.98		37
—	20.06	33.73	13	0.81	(d)	10.14	(d)	1.66	(d)	11

$(0.70)	$21.77	14.90%	$1,397	—%		0.20%		2.34%		54%
(2.57)	19.64	11.00	762	—	(e)	0.20		1.98		47
(2.13)	20.27	0.96	15	0.19		2.75		3.21		51
(0.64)	22.10	13.26	15	0.36		6.08		3.48		37
—	20.14	34.27	14	0.36	(d)	7.10	(d)	2.11	(d)	11

$(0.70)	$21.80	14.94%	$8,935	—	%(e)	0.12%		2.68%		54%
(2.60)	19.66	11.06	6,431	—	(e)	0.15		3.03		47
(2.16)	20.30	1.11	5,149	0.09		2.65		3.22		51
(0.66)	22.12	13.34	4,619	0.26		5.97		3.56		37
—	20.16	34.40	3,963	0.26	(d)	7.00	(d)	2.21	(d)	11

$(0.66)	$21.69	14.66%	$1,194	0.25%		0.45%		1.07%		54%
(2.54)	19.58	10.62	17	0.21		0.45		2.77		47
(2.10)	20.23	0.82	15	0.37		2.93		3.04		51
(0.62)	22.06	13.09	15	0.51		6.23		3.32		37
—	20.11	34.07	14	0.51	(d)	7.25	(d)	1.96	(d)	11

Prospectus	325

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement 2055:
Class A
11/30/2013	$17.02	$0.26	$2.11	$2.37	$(0.59)	$(0.29)
12/19/2011* – 11/30/2012	15.00	0.44	1.80	2.24	(0.22)	—
Class R
11/30/2013	$16.97	$0.30	$2.00	$2.30	$(0.56)	$(0.29)
12/19/2011* – 11/30/2012	15.00	0.31	1.88	2.19	(0.22)	—
Class P
11/30/2013	$17.08	$0.34	$2.09	$2.43	$(0.61)	$(0.29)
12/19/2011* – 11/30/2012	15.00	0.43	1.87	2.30	(0.22)	—
Class R6
11/30/2013	$17.09	$0.49	$1.96	$2.45	$(0.61)	$(0.29)
12/19/2011* – 11/30/2012	15.00	0.50	1.81	2.31	(0.22)	—
Administrative Class
11/30/2013	$17.03	$0.22	$2.16	$2.38	$(0.57)	$(0.29)
12/19/2011* – 11/30/2012	15.00	0.44	1.81	2.25	(0.22)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

326	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.88)	$18.51	14.59%	$135	0.30%		0.60%		1.52%		41%
(0.22)	17.02	15.10	11	0.27	(d)	0.60	(d)	2.82	(d)	31

$(0.85)	$18.42	14.22%	$72	0.65%		0.85%		1.75%		41%
(0.22)	16.97	14.75	39	0.62	(d)	0.85	(d)	1.99	(d)	31

$(0.90)	$18.61	14.88%	$240	—%		0.20%		1.96%		41%
(0.22)	17.08	15.52	59	—	(d)(e)	0.20	(d)	2.77	(d)	31

$(0.90)	$18.64	15.06%	$4,388	—	%(e)	0.12%		2.77%		41%
(0.22)	17.09	15.52	3,509	—	(d)(e)	0.15	(d)	3.21	(d)	31

$(0.86)	$18.55	14.67%	$221	0.25%		0.45%		1.22%		41%
(0.22)	17.03	15.17	11	0.22	(d)	0.46	(d)	2.87	(d)	31

Prospectus	327

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain	Total from Invest ment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Retirement Income:
Class A
11/30/2013	$19.20	$0.50	$0.03	$0.53	$(0.66)	$(0.08)
11/30/2012	18.27	0.48	1.23	1.71	(0.58)	(0.20)
11/30/2011	18.52	0.37	0.25	0.62	(0.67)	(0.20)
11/30/2010	17.81	0.47	1.05	1.52	(0.61)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.53	2.71	3.24	(0.43)	—
Class C
11/30/2013	$18.99	$0.37	$0.01	$0.38	$(0.50)	$(0.08)
11/30/2012	18.09	0.31	1.24	1.55	(0.45)	(0.20)
11/30/2011	18.36	0.27	0.21	0.48	(0.55)	(0.20)
11/30/2010	17.83	0.28	1.11	1.39	(0.66)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.41	2.72	3.13	(0.30)	—
Class D
11/30/2013	$19.29	$0.45	$0.05	$0.50	$(0.63)	$(0.08)
11/30/2012	18.36	0.30	1.41	1.71	(0.58)	(0.20)
11/30/2011	18.60	0.49	0.13	0.62	(0.66)	(0.20)
11/30/2010	17.83	0.49	1.04	1.53	(0.56)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.52	2.72	3.24	(0.41)	—
Class R
11/30/2013	$19.74	$0.46	$0.01	$0.47	$(0.57)	$(0.08)
11/30/2012	18.77	0.24	1.45	1.69	(0.52)	(0.20)
11/30/2011	18.73	0.53	0.05	0.58	(0.34)	(0.20)
11/30/2010	17.86	0.49	1.01	1.50	(0.43)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.47	2.74	3.21	(0.35)	—
Class P
11/30/2013	$19.44	$0.46	$0.13	$0.59	$(0.72)	$(0.08)
11/30/2012	18.49	0.32	1.48	1.80	(0.65)	(0.20)
11/30/2011	18.41	0.63	0.03	0.66	(0.38)	(0.20)
11/30/2010	17.85	0.57	0.99	1.56	(0.80)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.54	2.74	3.28	(0.43)	—
Class R6
11/30/2013	$19.08	$0.56	$0.03	$0.59	$(0.73)	$(0.08)
11/30/2012	18.16	0.49	1.28	1.77	(0.65)	(0.20)
11/30/2011	18.40	0.65	0.02	0.67	(0.71)	(0.20)
11/30/2010	17.85	0.57	1.01	1.58	(0.83)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.55	2.74	3.29	(0.44)	—
Administrative Class
11/30/2013	$19.41	$0.22	$0.32	$0.54	$(0.69)	$(0.08)
11/30/2012	18.46	0.49	1.26	1.75	(0.60)	(0.20)
11/30/2011	18.40	0.59	0.03	0.62	(0.36)	(0.20)
11/30/2010	17.83	0.54	0.99	1.53	(0.76)	(0.20)
12/29/2008* – 11/30/2009	15.00	0.52	2.74	3.26	(0.43)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.
(e)	See Note 6 in the Notes to Financial Statements.

328	Allianz Multi-Strategy Funds

Distributions from Return of Capital	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.03)	$(0.77)	$18.96	2.78%	$4,326	0.39%		0.60%		2.64%		81%
—	(0.78)	19.20	9.68	4,891	0.40		0.60		2.57		51
—	(0.87)	18.27	3.45	4,427	0.46		1.60		2.01		74
—	(0.81)	18.52	8.86	595	0.52		5.29		2.65		22
—	(0.43)	17.81	21.95	256	0.52	(d)	8.79	(d)	3.42	(d)	26

$(0.03)	$(0.61)	$18.76	2.03%	$4,359	1.14%		1.35%		1.99%		81%
—	(0.65)	18.99	8.84	6,935	1.15		1.35		1.70		51
—	(0.75)	18.09	2.71	5,820	1.22		2.48		1.50		74
—	(0.86)	18.36	8.09	1,398	1.27		6.16		1.56		22
—	(0.30)	17.83	21.11	133	1.27	(d)	10.38	(d)	2.67	(d)	26

$(0.03)	$(0.74)	$19.05	2.70%	$1,111	0.49%		0.60%		2.37%		81%
—	(0.78)	19.29	9.53	1,553	0.50		0.60		1.59		51
—	(0.86)	18.36	3.42	326	0.51		2.21		2.65		74
—	(0.76)	18.60	8.89	179	0.52		5.75		2.75		22
—	(0.41)	17.83	21.93	73	0.52	(d)	8.81	(d)	3.42	(d)	26

$(0.03)	$(0.68)	$19.53	2.46%	$152	0.74%		0.85%		2.36%		81%
—	(0.72)	19.74	9.28	183	0.75		0.85		1.29		51
—	(0.54)	18.77	3.18	17	0.76		4.59		2.82		74
—	(0.63)	18.73	8.61	15	0.77		5.62		2.70		22
—	(0.35)	17.86	21.72	12	0.77	(d)	7.31	(d)	3.17	(d)	26

$(0.03)	$(0.83)	$19.20	3.12%	$4,427	0.09%		0.20%		2.42%		81%
—	(0.85)	19.44	10.05	4,751	0.10		0.20		1.71		51
—	(0.58)	18.49	3.69	14	0.26		4.47		3.38		74
—	(1.00)	18.41	9.13	13	0.32		5.13		3.20		22
—	(0.43)	17.85	22.19	12	0.32	(d)	6.06	(d)	3.62	(d)	26

$(0.03)	$(0.84)	$18.83	3.23%	$9,487	—	%(e)	0.12%		2.96%		81%
—	(0.85)	19.08	10.11	11,294	—		0.15		2.64		51
—	(0.91)	18.16	3.77	4,904	0.16		1.81		3.53		74
—	(1.03)	18.40	9.24	4,803	0.22		5.04		3.22		22
—	(0.44)	17.85	22.30	3,779	0.22	(d)	5.96	(d)	3.72	(d)	26

$(0.03)	$(0.80)	$19.15	2.92%	$2,461	0.34%		0.45%		1.16%		81%
—	(0.80)	19.41	9.71	15	0.35		0.45		2.59		51
—	(0.56)	18.46	3.49	14	0.44		4.65		3.21		74
—	(0.96)	18.40	8.94	13	0.47		5.28		3.05		22
—	(0.43)	17.83	22.03	12	0.47	(d)	6.21	(d)	3.47	(d)	26

Prospectus	329

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation:
Class A
11/30/2013	$11.07	$0.31	$0.95	$1.26	$(0.43)	$—
11/30/2012	10.30	0.25	0.84	1.09	(0.32)	—
11/30/2011	10.58	0.25	(0.14)	0.11	(0.39)	—
11/30/2010	9.84	0.26	0.85	1.11	(0.37)	—
7/1/2009** – 11/30/2009	8.45	0.08	1.35	1.43	(0.04)	—
6/30/2009	10.62	0.30	(1.98)	(1.68)	(0.40)	(0.09)
Class B
11/30/2013	$11.27	$0.26	$0.94	$1.20	$(0.34)	$—
11/30/2012	10.48	0.21	0.81	1.02	(0.23)	—
11/30/2011	10.74	0.22	(0.20)	0.02	(0.28)	—
11/30/2010	9.92	0.22	0.83	1.05	(0.23)	—
7/1/2009** – 11/30/2009	8.53	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.70	0.23	(1.99)	(1.76)	(0.33)	(0.08)
Class C
11/30/2013	$11.19	$0.23	$0.96	$1.19	$(0.34)	$—
11/30/2012	10.41	0.17	0.85	1.02	(0.24)	—
11/30/2011	10.69	0.18	(0.16)	0.02	(0.30)	—
11/30/2010	9.89	0.19	0.85	1.04	(0.24)	—
7/1/2009** – 11/30/2009	8.50	0.05	1.36	1.41	(0.02)	—
6/30/2009	10.68	0.24	(2.01)	(1.77)	(0.33)	(0.08)
Class D
11/30/2013	$11.03	$0.23	$1.03	$1.26	$(0.44)	$—
11/30/2012	10.27	0.24	0.84	1.08	(0.32)	—
11/30/2011	10.56	0.17	(0.06)	0.11	(0.40)	—
11/30/2010	9.83	0.23	0.87	1.10	(0.37)	—
7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)
Class R
11/30/2013	$11.02	$0.28	$0.95	$1.23	$(0.41)	$—
11/30/2012	10.26	0.21	0.84	1.05	(0.29)	—
11/30/2011	10.54	0.23	(0.15)	0.08	(0.36)	—
11/30/2010	9.81	0.24	0.84	1.08	(0.35)	—
7/1/2009** – 11/30/2009	8.44	0.07	1.34	1.41	(0.04)	—
5/4/2009* – 6/30/2009	8.20	0.02	0.27	0.29	(0.04)	(0.01)
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

330	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.43)	$—		$11.90	11.79%	$69,565	0.41%		1.36%		2.68%		45%
(0.32)	—		11.07	10.64	70,312	0.43		1.38		2.32		57
(0.39)	—		10.30	0.95	73,816	0.47		1.35		2.32		64
(0.37)	—		10.58	11.56	72,415	0.51		1.42		2.58		46
(0.04)	—		9.84	16.93	57,225	0.52	(e)	1.39	(e)	1.98	(e)	11
(0.49)	—	(f)	8.45	(15.51)	47,224	0.63		0.76		3.51		69

$(0.34)	$—		$12.13	10.84%	$2,874	1.14%		2.18%		2.25%		45%
(0.23)	—		11.27	9.90	4,307	1.19		2.09		1.96		57
(0.28)	—		10.48	0.15	9,467	1.22		2.10		1.95		64
(0.23)	—		10.74	10.86	18,030	1.26		2.19		2.13		46
(0.02)	—		9.92	16.44	31,698	1.27	(e)	2.11	(e)	1.23	(e)	11
(0.41)	—	(f)	8.53	(16.12)	29,177	1.39		1.50		2.67		69

$(0.34)	$—		$12.04	10.81%	$68,756	1.14%		2.10%		1.98%		45%
(0.24)	—		11.19	9.90	71,375	1.18		2.11		1.59		57
(0.30)	—		10.41	0.15	78,367	1.22		2.09		1.64		64
(0.24)	—		10.69	10.65	87,546	1.26		2.16		1.93		46
(0.02)	—		9.89	16.62	89,277	1.27	(e)	2.14	(e)	1.23	(e)	11
(0.41)	—	(f)	8.50	(16.21)	80,857	1.39		1.50		2.74		69

$(0.44)	$—		$11.85	11.70%	$1,189	0.37%		1.39%		1.99%		45%
(0.32)	—		11.03	10.68	266	0.46		1.33		2.25		57
(0.40)	—		10.27	0.95	197	0.45		1.38		1.56		64
(0.37)	—		10.56	11.48	34	0.51		1.41		2.28		46
(0.04)	—		9.83	16.95	13	0.52	(e)	1.38	(e)	1.98	(e)	11
(0.05)	—		8.44	3.55	10	0.52	(e)	1.34	(e)	1.85	(e)	69

$(0.41)	$—		$11.84	11.44%	$17	0.59%		1.54%		2.42%		45%
(0.29)	—		11.02	10.44	15	0.67		1.56		2.02		57
(0.36)	—		10.26	0.73	14	0.72		1.59		2.11		64
(0.35)	—		10.54	11.30	13	0.76		1.64		2.38		46
(0.04)	—		9.81	16.78	12	0.77	(e)	1.63	(e)	1.73	(e)	11
(0.05)	—		8.44	3.52	10	0.77	(e)	1.68	(e)	1.61	(e)	69

Prospectus	331

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Return of Capital
AllianzGI Global Allocation (continued)
Class P
11/30/2013	$11.07	$0.32	$0.96	$1.28	$(0.45)	$—
11/30/2012	10.28	0.29	0.81	1.10	(0.31)	—
11/30/2011	10.56	0.27	(0.14)	0.13	(0.41)	—
11/30/2010	9.84	0.26	0.86	1.12	(0.40)	—
7/1/2009** – 11/30/2009	8.44	0.08	1.36	1.44	(0.04)	—
5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)
Institutional Class
11/30/2013	$10.97	$0.32	$0.95	$1.27	$(0.46)	$—
11/30/2012	10.21	0.26	0.84	1.10	(0.34)	—
11/30/2011	10.48	0.27	(0.13)	0.14	(0.41)	—
11/30/2010	9.77	0.29	0.83	1.12	(0.41)	—
7/1/2009** – 11/30/2009	8.38	0.09	1.34	1.43	(0.04)	—
5/4/2009* – 6/30/2009	10.55	0.33	(1.97)	(1.64)	(0.43)	(0.10)
Administrative Class
11/30/2013	$11.30	$0.43	$0.85	$1.28	$(0.41)	$—
11/30/2012	10.51	0.26	0.84	1.10	(0.31)	—
11/30/2011	10.78	0.13	(0.01)	0.12	(0.39)	—
11/30/2010	9.83	0.27	0.86	1.13	(0.18)	—
7/1/2009** – 11/30/2009	8.44	0.08	1.35	1.43	(0.04)	—
5/4/2009* – 6/30/2009	8.20	0.03	0.26	0.29	(0.04)	(0.01)
*	Commencement of operations.
**	On April 14, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from June 30 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(d)	Does not include expenses of the investment companies in which the Fund invests.
(e)	Annualized.
(f)	Less than $0.01 per share.

332	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Fund Redemption Fees (a)(b)		Net Asset Value, End of Period	Total Return (c)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment (d)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment (d)		Ratio of Net Investment Income to Average Net Assets (d)		Portfolio Turnover Rate

$(0.45)	$—		$11.90	11.92%	$1,960	0.19%		1.13%		2.81%		45%
(0.31)	—		11.07	10.91	1,340	0.25		1.37		2.75		57
(0.41)	—		10.28	1.13	1,996	0.27		1.22		2.52		64
(0.40)	—		10.56	11.77	6,433	0.31		1.39		2.54		46
(0.04)	—		9.84	16.99	1,658	0.31	(e)	1.21	(e)	2.19	(e)	11
(0.05)	—		8.44	3.55	1,477	0.27	(e)	1.37	(e)	2.04	(e)	69

$(0.46)	$—		$11.78	11.90%	$68,675	0.16%		1.11%		2.81%		45%
(0.34)	—		10.97	11.01	57,357	0.15		1.14		2.47		57
(0.41)	—		10.21	1.31	47,916	0.16		1.12		2.50		64
(0.41)	—		10.48	11.88	37,093	0.21		1.15		2.91		46
(0.04)	—		9.77	17.14	31,841	0.20	(e)	1.11	(e)	2.30	(e)	11
(0.53)	—	(f)	8.38	(15.16)	16,150	0.13		0.30		3.89		69

$(0.41)	$—		$12.17	11.59%	$24	0.41%		1.48%		3.73%		45%
(0.31)	—		11.30	10.70	1,653	0.40		1.42		2.35		57
(0.39)	—		10.51	1.05	1,649	0.41		1.36		1.19		64
(0.18)	—		10.78	11.62	14	0.46		1.37		2.68		46
(0.04)	—		9.83	17.07	12	0.52	(e)	1.36	(e)	1.98	(e)	11
(0.05)	—		8.44	3.57	10	0.32	(e)	1.20	(e)	2.05	(e)	69

Prospectus	333

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Growth Allocation:
Class A
11/30/2013	$22.04	$0.42	$3.07	$3.49	$(0.61)	$(0.22)
11/30/2012	20.72	0.51	1.71	2.22	(0.59)	(0.31)
11/30/2011	22.03	0.45	(0.33)	0.12	(0.91)	(0.52)
11/30/2010	19.96	0.47	2.09	2.56	(0.35)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class C
11/30/2013	$21.71	$0.30	$2.97	$3.27	$(0.48)	$(0.22)
11/30/2012	20.49	0.30	1.74	2.04	(0.51)	(0.31)
11/30/2011	21.81	0.24	(0.28)	(0.04)	(0.76)	(0.52)
11/30/2010	19.87	0.44	1.96	2.40	(0.32)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.09	4.78	4.87	—	—
Class D
11/30/2013	$22.00	$0.31	$3.16	$3.47	$(0.67)	$(0.22)
11/30/2012	20.78	0.37	1.85	2.22	(0.69)	(0.31)
11/30/2011	22.06	0.48	(0.36)	0.12	(0.88)	(0.52)
11/30/2010	19.96	0.63	1.94	2.57	(0.33)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.17	4.79	4.96	—	—
Class R
11/30/2013	$21.90	$0.23	$3.20	$3.43	$(0.49)	$(0.22)
11/30/2012	20.73	0.39	1.77	2.16	(0.68)	(0.31)
11/30/2011	22.01	0.40	(0.34)	0.06	(0.82)	(0.52)
11/30/2010	19.93	0.62	1.91	2.53	(0.31)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.14	4.79	4.93	—	—
Class P
11/30/2013	$22.08	$0.38	$3.14	$3.52	$(0.67)	$(0.22)
11/30/2012	20.85	0.49	1.77	2.26	(0.72)	(0.31)
11/30/2011	22.12	0.63	(0.48)	0.15	(0.90)	(0.52)
11/30/2010	19.99	0.71	1.91	2.62	(0.35)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.19	4.80	4.99	—	—
Institutional Class
11/30/2013	$22.10	$0.56	$2.99	$3.55	$(0.69)	$(0.22)
11/30/2012	20.87	0.51	1.78	2.29	(0.75)	(0.31)
11/30/2011	22.14	0.65	(0.48)	0.17	(0.92)	(0.52)
11/30/2010	20.00	0.73	1.91	2.64	(0.36)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.20	4.80	5.00	—	—
Administrative Class
11/30/2013	$22.04	$0.48	$3.01	$3.49	$(0.64)	$(0.22)
11/30/2012	20.81	0.46	1.77	2.23	(0.69)	(0.31)
11/30/2011	22.08	0.59	(0.47)	0.12	(0.87)	(0.52)
11/30/2010	19.97	0.68	1.90	2.58	(0.33)	(0.14)
4/27/2009* – 11/30/2009	15.00	0.17	4.80	4.97	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Does not include expenses of the investment companies in which the Fund invests.
(d)	Annualized.

334	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement (c)		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement (c)		Ratio of Net Investment Income to Average Net Assets (c)		Portfolio Turnover Rate

$(0.83)	$24.70	16.42%	$1,344	0.40%		3.84%		1.82%		101%
(0.90)	22.04	11.17	841	0.41		4.12		2.40		51
(1.43)	20.72	0.17	1,283	0.47		3.23		2.02		85
(0.49)	22.03	13.08	815	0.54		5.64		2.29		66
—	19.96	33.07	41	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.70)	$24.28	15.52%	$1,455	1.18%		4.53%		1.33%		101%
(0.82)	21.71	10.34	1,277	1.18		4.65		1.44		51
(1.28)	20.49	(0.53)	1,241	1.20		4.46		1.13		85
(0.46)	21.81	12.34	497	1.29		6.28		2.18		66
—	19.87	32.47	181	1.29	(d)	7.21	(d)	0.82	(d)	6

$(0.89)	$24.58	16.43%	$413	0.40%		4.16%		1.36%		101%
(1.00)	22.00	11.13	105	0.41		3.95		1.73		51
(1.40)	20.78	0.19	37	0.45		3.60		2.20		85
(0.47)	22.06	13.15	22	0.54		5.48		3.05		66
—	19.96	33.07	13	0.54	(d)	6.46	(d)	1.57	(d)	6

$(0.71)	$24.62	16.13%	$111	0.63%		4.28%		1.00%		101%
(0.99)	21.90	10.89	38	0.65		4.16		1.87		51
(1.34)	20.73	(0.08)	36	0.71		3.90		1.84		85
(0.45)	22.01	12.91	15	0.79		5.61		3.04		66
—	19.93	32.87	13	0.79	(d)	6.71	(d)	1.32	(d)	6

$(0.89)	$24.71	16.62%	$41	0.23%		3.76%		1.65%		101%
(1.03)	22.08	11.35	17	0.23		3.67		2.32		51
(1.42)	20.85	0.34	15	0.27		3.26		2.84		85
(0.49)	22.12	13.38	15	0.34		5.21		3.48		66
—	19.99	33.27	13	0.34	(d)	6.31	(d)	1.77	(d)	6

$(0.91)	$24.74	16.71%	$3,296	0.13%		3.48%		2.43%		101%
(1.06)	22.10	11.51	5,008	0.13		3.84		2.42		51
(1.44)	20.87	0.43	4,483	0.17		3.16		2.95		85
(0.50)	22.14	13.49	4,484	0.24		5.11		3.58		66
—	20.00	33.33	3,920	0.24	(d)	6.21	(d)	1.87	(d)	6

$(0.86)	$24.67	16.48%	$20	0.38%		3.79%		2.09%		101%
(1.00)	22.04	11.20	17	0.38		3.82		2.17		51
(1.39)	20.81	0.20	15	0.42		3.41		2.69		85
(0.47)	22.08	13.20	15	0.49		5.36		3.33		66
—	19.97	33.13	13	0.49	(d)	6.46	(d)	1.62	(d)	6

Prospectus	335

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Behavioral Advantage Large Cap:
Class A
11/30/2013	$19.04	$0.24	$5.73	$5.97	$(0.20)	$(1.09)
11/30/2012	16.05	0.29	2.76	3.05	(0.06)	—
9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class C
11/30/2013	$18.90	$0.09	$5.65	$5.74	$(0.21)	$(1.09)
11/30/2012	16.02	0.16	2.74	2.90	(0.02)	—
9/8/2011* – 11/30/2011	15.00	0.01	1.01	1.02	—	—
Class D
11/30/2013	$19.04	$0.23	$5.68	$5.91	$(0.36)	$(1.09)
11/30/2012	16.05	0.28	2.77	3.05	(0.06)	—
9/8/2011* – 11/30/2011	15.00	0.04	1.01	1.05	—	—
Class P
11/30/2013	$19.09	$0.29	$5.71	$6.00	$(0.26)	$(1.09)
11/30/2012	16.05	0.32	2.79	3.11	(0.07)	—
9/8/2011* – 11/30/2011	15.00	0.05	1.00	1.05	—	—
Institutional Class
11/30/2013	$19.10	$0.30	$5.73	$6.03	$(0.30)	$(1.09)
11/30/2012	16.06	0.34	2.77	3.11	(0.07)	—
9/8/2011* – 11/30/2011	15.00	0.05	1.01	1.06	—	—

AllianzGI China Equity:
Class A
11/30/2013	$14.78	$0.15	$2.13	$2.28	$(0.21)	$—
11/30/2012	15.01	0.16	0.91	1.07	(0.10)	(1.20)
11/30/2011	19.81	0.60	(4.58)	(3.98)	— (f)	(0.82)
6/7/2010* – 11/30/2010	15.00	(0.09)	4.90	4.81	—	—
Class C
11/30/2013	$14.63	$(0.03)	$2.18	$2.15	$— (f)	$—
11/30/2012	14.88	0.06	0.89	0.95	— (f)	(1.20)
11/30/2011	19.78	(0.10)	(3.98)	(4.08)	— (f)	(0.82)
6/7/2010* – 11/30/2010	15.00	(0.17)	4.95	4.78	—	—
Class D
11/30/2013	$14.91	$0.07	$2.23	$2.30	$(0.35)	$—
11/30/2012	15.04	0.16	0.91	1.07	— (f)	(1.20)
11/30/2011	19.84	0.02	(3.99)	(3.97)	(0.01)	(0.82)
6/7/2010* – 11/30/2010	15.00	(0.08)	4.92	4.84	—	—
Class P
11/30/2013	$14.78	$0.23	$2.11	$2.34	$(0.13)	$—
11/30/2012	15.10	0.01	1.08	1.09	(0.21)	(1.20)
11/30/2011	19.87	0.12	(4.06)	(3.94)	(0.01)	(0.82)
6/7/2010* – 11/30/2010	15.00	(0.02)	4.89	4.87	—	—
Institutional Class
11/30/2013	$14.81	$0.20	$2.13	$2.33	$(0.32)	$—
11/30/2012	15.12	0.20	0.90	1.10	(0.21)	(1.20)
11/30/2011	19.88	0.18	(4.10)	(3.92)	(0.02)	(0.82)
6/7/2010* – 11/30/2010	15.00	(0.01)	4.89	4.88	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than 1%.
(e)	Payments from Affiliates increased the net asset value and the total return by $0.12 and 0.82%, respectively.
(f)	Less than $(0.01) per share.

336	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period		Total Return (b)		Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(1.29)	$23.72		33.61%		$8,607	0.83%		1.25%		1.09%		64%
(0.06)	19.04		19.07		49	0.90		2.76		1.59		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(1.30)	$23.34		32.60%		$204	1.59%		2.08%		0.44%		64%
(0.02)	18.90		18.15		64	1.65		3.62		0.89		76
—	16.02		6.80		10	1.65	(c)	3.59	(c)	0.38	(c)	— (d)

$(1.45)	$23.50		33.57%		$183	0.85%		2.08%		1.15%		64%
(0.06)	19.04		19.07		19	0.90		2.61		1.55		76
—	16.05		7.00		11	0.90	(c)	2.84	(c)	1.14	(c)	— (d)

$(1.35)	$23.74		33.83%		$17	0.65%		1.20%		1.42%		64%
(0.07)	19.09		19.43		13	0.65		2.38		1.76		76
—	16.05		7.00		11	0.65	(c)	2.70	(c)	1.39	(c)	— (d)

$(1.39)	$23.74		34.02%		$48,281	0.55%		1.05%		1.44%		64%
(0.07)	19.10		19.46		17,172	0.55		2.32		1.88		76
—	16.06		7.07		10,705	0.55	(c)	2.58	(c)	1.48	(c)	— (d)

$(0.21)	$16.85	(e)	15.58	%(e)	$137	1.73%		5.88%		0.96%		36%
(1.30)	14.78		8.35		137	1.72		6.54		1.15		36
(0.82)	15.01		(20.45)		191	1.73		5.29		3.25		132
—	19.81		32.07		239	1.90	(c)	8.21	(c)	(0.99	)(c)	21

$— (f)	$16.78	(e)	14.70	%(e)	$52	2.56%		6.59%		(0.20)%		36%
(1.20)	14.63		7.49		55	2.52		8.46		0.43		36
(0.82)	14.88		(21.02)		108	2.56		6.74		(0.56)		132
—	19.78		31.87		387	2.65	(c)	8.88	(c)	(1.88	)(c)	21

$(0.35)	$16.86	(e)	15.64	%(e)	$220	1.77%		13.23%		0.42%		36%
(1.20)	14.91		8.26		362	1.74		15.31		1.14		36
(0.83)	15.04		(20.40)		232	1.77		6.76		0.14		132
—	19.84		32.27		386	1.90	(c)	8.10	(c)	(0.91	)(c)	21

$(0.13)	$16.99	(e)	15.93	%(e)	$13	1.51%		5.73%		1.53%		36%
(1.41)	14.78		8.51		25	1.50		5.74		0.08		36
(0.83)	15.10		(20.18)		124	1.51		8.18		0.79		132
—	19.87		32.47		13	1.65	(c)	8.13	(c)	(0.19	)(c)	21

$(0.32)	$16.82	(e)	15.99	%(e)	$4,076	1.45%		5.69%		1.31%		36%
(1.41)	14.81		8.64		3,490	1.43		6.19		1.41		36
(0.84)	15.12		(20.11)		3,216	1.45		5.96		1.04		132
—	19.88		32.53		3,923	1.55	(c)	8.01	(c)	(0.08	)(c)	21

Prospectus	337

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Convertible:
Class A
11/30/2013	$28.27	$0.54	$6.59	$7.13	$(0.49)	$—
11/30/2012	28.11	0.53	1.95	2.48	(0.75)	(1.57)
11/30/2011	28.21	0.55	0.01	0.56	(0.66)	—
4/12/2010* – 11/30/2010	26.22	0.38	1.82	2.20	(0.21)	—
Class C
11/30/2013	$28.30	$0.30	$6.60	$6.90	$(0.27)	$—
11/30/2012	28.15	0.32	1.96	2.28	(0.56)	(1.57)
11/30/2011	28.30	0.34	0.03	0.37	(0.52)	—
4/12/2010* – 11/30/2010	26.22	0.24	1.84	2.08	— (d)	—
Class D
11/30/2013	$28.22	$0.52	$6.57	$7.09	$(0.45)	$—
11/30/2012	28.08	0.51	1.95	2.46	(0.75)	(1.57)
11/30/2011	28.16	0.54	0.03	0.57	(0.65)	—
4/12/2010* – 11/30/2010	26.22	0.40	1.79	2.19	(0.25)	—
Class R
11/30/2013	$28.20	$0.34	$6.61	$6.95	$(0.28)	$—
11/30/2012	28.08	0.43	1.95	2.38	(0.69)	(1.57)
11/30/2011	28.17	0.48	0.02	0.50	(0.59)	—
4/12/2010* – 11/30/2010	26.22	0.33	1.82	2.15	(0.20)	—
Class P
11/30/2013	$28.20	$0.63	$6.55	$7.18	$(0.54)	$—
11/30/2012	28.04	0.58	1.94	2.52	(0.79)	(1.57)
11/30/2011	28.12	0.60	0.01	0.61	(0.69)	—
6/7/2010* – 11/30/2010	24.02	0.27	4.11	4.38	(0.28)	—
Institutional Class
11/30/2013	$28.16	$0.61	$6.59	$7.20	$(0.56)	$—
11/30/2012	28.00	0.62	1.94	2.56	(0.83)	(1.57)
11/30/2011	28.08	0.63	0.01	0.64	(0.72)	—
11/30/2010	23.92	0.62	4.20	4.82	(0.66)	—
4/1/2009** – 11/30/2009	19.01	0.50	4.77	5.27	(0.36)	—
3/31/2009	24.88	0.43	(5.73)	(5.30)	(0.43)	(0.14)
Administrative Class
11/30/2013	$28.20	$0.53	$6.59	$7.12	$(0.48)	$—
11/30/2012	28.04	0.55	1.94	2.49	(0.76)	(1.57)
11/30/2011	28.14	0.55	0.01	0.56	(0.66)	—
4/12/2010* – 11/30/2010	26.22	0.37	1.83	2.20	(0.28)	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.99% and 0.98% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

338	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.49)	$34.91	25.49%	$319,778	0.96%		0.96%		1.67%		81%
(2.32)	28.27	9.64	94,347	1.01		1.01		1.91		108
(0.66)	28.11	1.95	64,857	0.97		0.97		1.89		129
(0.21)	28.21	8.46	10,500	0.96	(c)	0.97	(c)	2.25	(c)	116

$(0.27)	$34.93	24.55%	$113,799	1.70%		1.70%		0.94%		81%
(2.13)	28.30	8.81	36,917	1.76		1.76		1.16		108
(0.52)	28.15	1.26	27,465	1.74		1.74		1.17		129
— (d)	28.30	7.94	227	1.77	(c)	1.77	(c)	1.40	(c)	116

$(0.45)	$34.86	25.41%	$121,663	1.02%		1.02%		1.60%		81%
(2.32)	28.22	9.57	35,886	1.06		1.06		1.85		108
(0.65)	28.08	1.99	30,176	0.98		0.98		1.83		129
(0.25)	28.16	8.46	2,180	0.93	(c)	0.94	(c)	2.31	(c)	116

$(0.28)	$34.87	24.86%	$394	1.51%		1.51%		1.06%		81%
(2.26)	28.20	9.25	210	1.36		1.36		1.58		108
(0.59)	28.08	1.76	37	1.22		1.22		1.67		129
(0.20)	28.17	8.29	11	1.25	(c)	1.26	(c)	1.97	(c)	116

$(0.54)	$34.84	25.76%	$251,377	0.75%		0.75%		1.96%		81%
(2.36)	28.20	9.84	53,368	0.80		0.86		2.12		108
(0.69)	28.04	2.14	37,551	0.80		0.83		2.07		129
(0.28)	28.12	18.34	21,417	0.84	(c)	0.87	(c)	2.35	(c)	116

$(0.56)	$34.80	25.88%	$1,583,824	0.65%		0.65%		1.93%		81%
(2.40)	28.16	10.00	804,646	0.67		0.67		2.26		108
(0.72)	28.00	2.24	521,854	0.70		0.70		2.16		129
(0.66)	28.08	20.46	471,226	0.77		0.80		2.42		116
(0.36)	23.92	27.85	64,996	1.00	(c)(e)	1.00	(c)	3.34	(c)	84
(0.57)	19.01	(21.30)	20,664	1.03	(e)	1.03		1.86		91

$(0.48)	$34.84	25.55%	$12,951	0.90%		0.90%		1.65%		81%
(2.33)	28.20	9.70	2,199	0.92		0.92		2.00		108
(0.66)	28.04	2.00	1,352	0.97		0.97		1.90		129
(0.28)	28.14	8.45	11	0.98	(c)	0.99	(c)	2.23	(c)	116

Prospectus	339

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Global Fundamental Strategy:
Class A
7/1/2013* – 11/30/2013	$15.00	$0.06	$0.39	$0.45	$—	$—
Class C
7/1/2013* – 11/30/2013	$15.00	$0.01	$0.39	$0.40	$—	$—
Class D
7/1/2013* – 11/30/2013	$15.00	$0.06	$0.39	$0.45	$—	$—
Class P
7/1/2013* – 11/30/2013	$15.00	$0.07	$0.39	$0.46	$—	$—
Institutional Class
7/1/2013* – 11/30/2013	$15.00	$0.08	$0.39	$0.47	$—	$—

AllianzGI Global Managed Volatility:
Class A
11/30/2013	$16.68	$0.39	$1.63	$2.02	$(0.59)	$(0.15)
12/19/2011* – 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class C
11/30/2013	$16.56	$0.24	$1.64	$1.88	$(0.67)	$(0.15)
12/19/2011* – 11/30/2012	15.00	0.33	1.23	1.56	—	—
Class D
11/30/2013	$16.68	$0.45	$1.58	$2.03	$(0.68)	$(0.15)
12/19/2011* – 11/30/2012	15.00	0.39	1.29	1.68	—	—
Class P
11/30/2013	$16.71	$0.48	$1.61	$2.09	$(0.59)	$(0.15)
12/19/2011* – 11/30/2012	15.00	0.48	1.23	1.71	—	—
Institutional Class
11/30/2013	$16.73	$0.50	$1.60	$2.10	$(0.62)	$(0.15)
12/19/2011* – 11/30/2012	15.00	0.49	1.24	1.73	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

340	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$—	$15.45	3.00%	$10	1.25	%(c)	2.41	%(c)	0.96	%(c)	2%

$—	$15.40	2.67%	$10	2.00	%(c)	3.16	%(c)	0.21	%(c)	2%

$—	$15.45	3.00%	$10	1.25	%(c)	2.41	%(c)	0.97	%(c)	2%

$—	$15.46	3.07%	$10	1.10	%(c)	2.16	%(c)	1.12	%(c)	2%

$—	$15.47	3.13%	$20,682	1.00	%(c)	2.14	%(c)	1.23	%(c)	2%

$(0.74)	$17.96	12.66%	$117	0.95%		2.63%		2.28%		92%
—	16.68	11.20	50	0.95	(c)	3.24	(c)	2.56	(c)	92

$(0.82)	$17.62	11.90%	$184	1.64%		3.26%		1.40%		92%
—	16.56	10.40	12	1.70	(c)	4.02	(c)	2.18	(c)	92

$(0.83)	$17.88	12.74%	$57	0.90%		2.84%		2.61%		92%
—	16.68	11.20	38	0.95	(c)	3.37	(c)	2.63	(c)	92

$(0.74)	$18.06	13.03%	$13	0.70%		2.38%		2.78%		92%
—	16.71	11.40	11	0.70	(c)	3.11	(c)	3.19	(c)	92

$(0.77)	$18.06	13.09%	$14,156	0.60%		2.32%		2.92%		92%
—	16.73	11.53	14,585	0.60	(c)	2.98	(c)	3.22	(c)	92

Prospectus	341

Financial Highlights (continued)

For a share outstanding for the year ended:	Net Asset Value, Beginning of Year	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income
AllianzGI Global Water:
Class A
11/30/2013	$10.26	$0.07	$2.20	$2.27	$(0.12)
11/30/2012	8.89	0.12	1.30	1.42	(0.05)
11/30/2011	8.75	0.06	0.08	0.14	— (d)
11/30/2010	7.99	0.03	0.74	0.77	(0.01)
11/30/2009	6.28	0.06	1.84	1.90	(0.19)
Class C
11/30/2013	$10.02	$(0.02)	$2.16	$2.14	$(0.05)
11/30/2012	8.70	0.05	1.27	1.32	— (d)
11/30/2011	8.62	(0.01)	0.09	0.08	— (d)
11/30/2010	7.93	(0.03)	0.72	0.69	— (d)
11/30/2009	6.24	0.01	1.84	1.85	(0.16)
Class D
11/30/2013	$10.25	$0.07	$2.19	$2.26	$(0.13)
11/30/2012	8.87	0.10	1.32	1.42	(0.04)
11/30/2011	8.73	0.04	0.10	0.14	— (d)
11/30/2010	7.98	0.03	0.73	0.76	(0.01)
11/30/2009	6.27	0.04	1.86	1.90	(0.19)
Class P
11/30/2013	$10.30	$0.09	$2.21	$2.30	$(0.11)
11/30/2012	8.93	0.14	1.30	1.44	(0.07)
11/30/2011	8.77	0.07	0.09	0.16	— (d)
11/30/2010	7.99	0.05	0.74	0.79	(0.01)
11/30/2009	6.29	0.08	1.83	1.91	(0.21)
Institutional Class
11/30/2013	$10.25	$0.09	$2.21	$2.30	$(0.18)
11/30/2012	8.88	0.12	1.32	1.44	(0.07)
11/30/2011	8.71	0.08	0.09	0.17	— (d)
11/30/2010	7.94	0.05	0.74	0.79	(0.02)
11/30/2009	6.29	0.09	1.82	1.91	(0.26)
(a)	Calculated on average shares outstanding during the year.
(b)	Effective May 1, 2009, Fund redemption fees were eliminated.
(c)	Total return is calculated assuming a purchase of a share on the first day of the year and a sale of a share on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than $(0.01) per share.
(e)	Less than $0.01 per share.

342	Allianz Multi-Strategy Funds

Fund Redemption Fees (a)(b)		Net Asset Value, End of Year	Total Return (c)	Net Assets, End of Year (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement	Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$—		$12.41	22.31%	$118,252	1.54%	1.54%	0.63%	28%
—		10.26	16.12	59,611	1.57	1.60	1.27	73
—		8.89	1.62	27,101	1.68	1.68	0.60	73
—		8.75	9.63	22,774	1.80	1.80	0.41	40
—	(e)	7.99	30.93	23,787	2.04	2.04	0.90	47

$—		$12.11	21.41%	$51,767	2.33%	2.33%	(0.18)%	28%
—		10.02	15.17	25,870	2.33	2.41	0.48	73
—		8.70	0.93	20,842	2.44	2.44	(0.15)	73
—		8.62	8.70	22,225	2.56	2.60	(0.37)	40
—	(e)	7.93	30.19	22,393	2.79	2.79	0.15	47

$—		$12.38	22.30%	$17,624	1.60%	1.60%	0.62%	28%
—		10.25	16.09	5,869	1.64	2.25	1.02	73
—		8.87	1.60	5,214	1.72	2.00	0.47	73
—		8.73	9.70	1,157	1.84	2.74	0.34	40
—	(e)	7.98	31.11	156	2.40	2.40	0.55	47

$—		$12.49	22.58%	$42,448	1.34%	1.34%	0.81%	28%
—		10.30	16.22	16,820	1.41	1.47	1.49	73
—		8.93	1.85	16,118	1.49	1.52	0.79	73
—		8.77	9.95	10,432	1.56	1.64	0.62	40
—	(e)	7.99	31.26	12,016	1.78	1.78	1.16	47

$—		$12.37	22.77%	$14,429	1.19%	1.19%	0.77%	28%
—		10.25	16.44	3,105	1.29	1.29	1.28	73
—		8.88	1.99	1,267	1.37	1.39	0.91	73
—		8.71	9.96	1,378	1.46	1.48	0.61	40
—	(e)	7.94	31.42	544	1.68	1.68	1.26	47

Prospectus	343

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI High Yield Bond:
Class A
11/30/2013	$10.16	$0.67	$0.22	$0.89	$(0.68)	$(0.01)
11/30/2012	9.69	0.72	0.61	1.33	(0.73)	(0.13)
11/30/2011	10.03	0.72	(0.28)	0.44	(0.78)	—
4/12/2010* – 11/30/2010	9.65	0.49	0.19	0.68	(0.30)	—
Class C
11/30/2013	$10.15	$0.59	$0.22	$0.81	$(0.60)	$(0.01)
11/30/2012	9.68	0.64	0.62	1.26	(0.66)	(0.13)
11/30/2011	10.02	0.65	(0.29)	0.36	(0.70)	—
4/12/2010* – 11/30/2010	9.65	0.45	0.19	0.64	(0.27)	—
Class D
11/30/2013	$9.91	$0.64	$0.22	$0.86	$(0.68)	$(0.01)
11/30/2012	9.47	0.70	0.60	1.30	(0.73)	(0.13)
11/30/2011	9.79	0.72	(0.28)	0.44	(0.76)	—
4/12/2010* – 11/30/2010	9.65	0.48	0.18	0.66	(0.52)	—
Class R
11/30/2013	$9.88	$0.63	$0.21	$0.84	$(0.66)	$(0.01)
11/30/2012	9.45	0.67	0.60	1.27	(0.71)	(0.13)
11/30/2011	9.80	0.68	(0.28)	0.40	(0.75)	—
4/12/2010* – 11/30/2010	9.65	0.47	0.18	0.65	(0.50)	—
Class P
11/30/2013	$9.87	$0.66	$0.23	$0.89	$(0.70)	$(0.01)
11/30/2012	9.44	0.72	0.58	1.30	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.27)	0.45	(0.79)	—
4/12/2010* – 11/30/2010	9.65	0.50	0.17	0.67	(0.54)	—
Institutional Class
11/30/2013	$9.90	$0.68	$0.22	$0.90	$(0.71)	$(0.01)
11/30/2012	9.46	0.73	0.60	1.33	(0.76)	(0.13)
11/30/2011	9.80	0.76	(0.30)	0.46	(0.80)	—
11/30/2010	9.17	0.83	0.61	1.44	(0.81)	—
4/1/2009** – 11/30/2009	7.40	0.52	1.77	2.29	(0.52)	—
3/31/2009	9.36	0.71	(1.90)	(1.19)	(0.77)	—
Administrative Class
11/30/2013	$9.87	$0.65	$0.22	$0.87	$(0.69)	$(0.01)
11/30/2012	9.43	0.70	0.61	1.31	(0.74)	(0.13)
11/30/2011	9.78	0.72	(0.30)	0.42	(0.77)	—
4/12/2010* – 11/30/2010	9.65	0.49	0.17	0.66	(0.53)	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 0.61% and 0.61% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

344	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.69)	$10.36	8.98%	$73,920	0.91%		0.91%		6.49%		67%
(0.86)	10.16	14.34	109,668	0.89		0.90		7.21		86
(0.78)	9.69	4.29	61,339	1.05		1.05		7.19		168
(0.30)	10.03	7.07	1,296	1.11	(c)	1.47	(c)	7.70	(c)	144

$(0.61)	$10.35	8.14%	$27,525	1.70%		1.70%		5.68%		67%
(0.79)	10.15	13.54	30,692	1.68		1.68		6.43		86
(0.70)	9.68	3.53	12,443	1.82		1.87		6.56		168
(0.27)	10.02	6.73	311	1.87	(c)	2.21	(c)	7.12	(c)	144

$(0.69)	$10.08	8.92%	$108,011	1.00%		1.02%		6.40%		67%
(0.86)	9.91	14.33	43,921	0.96		1.07		7.14		86
(0.76)	9.47	4.42	20,378	1.07		1.12		7.36		168
(0.52)	9.79	7.09	169	1.11	(c)	1.47	(c)	7.84	(c)	144

$(0.67)	$10.05	8.72%	$2,851	1.15%		1.32%		6.24%		67%
(0.84)	9.88	14.05	2,111	1.15		1.25		6.95		86
(0.75)	9.45	4.02	342	1.33		1.37		7.23		168
(0.50)	9.80	6.97	11	1.36	(c)	1.63	(c)	7.74	(c)	144

$(0.71)	$10.05	9.27%	$77,649	0.74%		0.74%		6.64%		67%
(0.87)	9.87	14.48	19,497	0.74		0.79		7.39		86
(0.79)	9.44	4.57	11,096	0.88		0.88		7.49		168
(0.54)	9.78	7.22	11	0.97	(c)	1.14	(c)	8.13	(c)	144

$(0.72)	$10.08	9.35%	$139,306	0.62%		0.62%		6.76%		67%
(0.89)	9.90	14.68	121,362	0.63		0.63		7.47		86
(0.80)	9.46	4.66	70,174	0.61		0.77		7.65		168
(0.81)	9.80	16.23	93,782	0.63		0.93		8.65		144
(0.52)	9.17	31.50	69,667	0.61	(c)	0.61	(c)(d)	9.08	(c)	120
(0.77)	7.40	(13.01)	49,233	0.64		0.64	(d)	8.56		55

$(0.70)	$10.04	9.02%	$32,789	0.90%		0.91%		6.49%		67%
(0.87)	9.87	14.54	27,274	0.90		1.14		8.92		86
(0.77)	9.43	4.27	11	1.03		1.03		7.25		168
(0.53)	9.78	7.12	11	1.12	(c)	1.28	(c)	7.98	(c)	144

Prospectus	345

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI International Small-Cap:
Class A
11/30/2013	$31.89	$0.09	$10.32	$10.41	$— (c)	$—
11/30/2012	28.31	0.16	4.06	4.22	(0.64)	—
11/30/2011	31.36	0.12	(2.56)	(2.44)	(0.61)	—
4/12/2010* – 11/30/2010	28.30	(0.01)	3.07	3.06	—	—
Class C
11/30/2013	$31.75	$(0.17)	$10.22	$10.05	$(0.02)	$—
11/30/2012	28.01	(0.07)	4.04	3.97	(0.23)	—
11/30/2011	31.22	0.06	(2.72)	(2.66)	(0.55)	—
4/12/2010* – 11/30/2010	28.30	(0.24)	3.16	2.92	—	—
Class D
11/30/2013	$32.60	$0.05	$10.59	$10.64	$— (c)	$—
11/30/2012	28.33	0.24	4.03	4.27	— (c)	—
11/30/2011	31.37	0.07	(2.53)	(2.46)	(0.58)	—
4/12/2010* – 11/30/2010	28.30	0.04	3.03	3.07	—	—
Class R
11/30/2013	$32.25	$0.02	$10.32	$10.34	$(0.36)	$—
11/30/2012	28.27	0.08	4.10	4.18	(0.20)	—
11/30/2011	31.32	0.16	(2.70)	(2.54)	(0.51)	—
4/12/2010* – 11/30/2010	28.30	0.05	2.97	3.02	—	—
Class P
11/30/2013	$31.92	$0.16	$10.24	$10.40	$(0.35)	$—
11/30/2012	27.86	0.20	4.05	4.25	(0.19)	—
11/30/2011	30.35	0.30	(2.67)	(2.37)	(0.12)	—
11/30/2010	25.86	0.20	4.45	4.65	(0.16)	—
4/1/2009** – 11/30/2009	16.29	0.14	9.43	9.57	—	—
3/31/2009	40.10	0.33	(19.44)	(19.11)	—	(4.70)
Institutional Class
11/30/2013	$32.60	$0.17	$10.48	$10.65	$(0.31)	$—
11/30/2012	28.58	0.24	4.15	4.39	(0.37)	—
11/30/2011	31.45	0.37	(2.74)	(2.37)	(0.50)	—
11/30/2010	26.91	0.24	4.94	5.18	(0.64)	—
4/1/2009** – 11/30/2009	16.93	0.17	9.81	9.98	—	—
3/31/2009	41.28	0.34	(19.99)	(19.65)	—	(4.70)
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Less than $(0.01) per share.
(d)	Annualized.
(e)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.41% and 1.17% for the period ended November 30, 2009 and the year ended March 31, 2009.
(f)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.26% and 1.01% for the period ended November 30, 2009 and the year ended March 31, 2009.

346	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$— (c)	$42.30	32.64%	$4,569	1.45%		1.83%		0.23%		92%
(0.64)	31.89	15.13	2,773	1.50		1.76		0.53		117
(0.61)	28.31	(8.03)	4,103	1.60		1.83		0.40		66
—	31.36	10.81	97	1.66	(d)	1.70	(d)	(0.07	)(d)	57

$(0.02)	$41.78	31.67%	$702	2.20%		2.43%		(0.46)%		92%
(0.23)	31.75	14.26	531	2.26		2.37		(0.24)		117
(0.55)	28.01	(8.75)	455	2.34		2.86		0.19		66
—	31.22	10.32	176	2.44	(d)	2.48	(d)	(1.23	)(d)	57

$— (c)	$43.24	32.65%	$339	1.45%		1.73%		0.13%		92%
— (c)	32.60	15.07	112	1.56		5.66		0.77		117
(0.58)	28.33	(8.08)	1,440	1.61		2.83		0.22		66
—	31.37	10.85	38	1.66	(d)	1.83	(d)	0.22	(d)	57

$(0.36)	$42.23	32.29%	$27	1.70%		1.96%		0.05%		92%
(0.20)	32.25	14.86	12	1.74		1.90		0.26		117
(0.51)	28.27	(8.32)	10	1.82		1.84		0.51		66
—	31.32	10.67	11	1.91	(d)	2.35	(d)	0.27	(d)	57

$(0.35)	$41.97	32.86%	$33,574	1.30%		1.52%		0.45%		92%
(0.19)	31.92	15.32	28,996	1.31		1.52		0.68		117
(0.12)	27.86	(7.86)	34,772	1.32		1.47		0.95		66
(0.16)	30.35	18.12	46,636	1.37		1.77		0.74		57
—	25.86	58.75	66,137	1.41	(d)	1.41	(d)(e)	0.90	(d)	64
(4.70)	16.29	(48.16)	39,680	1.44		1.44	(e)	1.14		106

$(0.31)	$42.94	32.96%	$71,875	1.21%		1.44%		0.46%		92%
(0.37)	32.60	15.50	88,301	1.20		1.38		0.80		117
(0.50)	28.58	(7.74)	84,026	1.20		1.34		1.14		66
(0.64)	31.45	18.22	89,186	1.23		1.70		0.86		57
—	26.91	58.95	14,224	1.26	(d)	1.26	(d)(f)	1.09	(d)	64
(4.70)	16.93	(48.08)	6,828	1.29		1.29	(f)	1.27		106

Prospectus	347

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Micro Cap:
Class A
11/30/2013	$11.62	$(0.20)	$5.57	$5.37	$—	$(0.93)
12/19/2011* – 11/30/2012	9.84	(0.07)	1.85	1.78	—	—
Class P
11/30/2013	$11.61	$(0.17)	$5.57	$5.40	$—	$(0.93)
11/30/2012	12.20	(0.10)	1.47	1.37	—	(1.96)
12/27/2010* – 11/30/2011	14.20	(0.15)	(1.64)	(1.79)	—	(0.21)
Institutional Class
11/30/2013	$11.65	$(0.15)	$5.58	$5.43	$—	$(0.93)
11/30/2012	12.22	(0.10)	1.49	1.39	—	(1.96)
11/30/2011	13.80	(0.17)	(0.16)	(0.33)	—	(1.25)
11/30/2010	10.44	(0.15)	3.51	3.36	—	—
4/1/2009** – 11/30/2009	7.58	(0.07)	2.93	2.86	—	—
3/31/2009	11.60	(0.07)	(3.95)	(4.02)	—	— (e)
AllianzGI Multi-Asset Real Return:
Class A
12/17/2012* – 11/30/2013	$15.00	$0.12	$0.22	$0.34	$—	$—
Class C
12/17/2012* – 11/30/2013	$15.00	$(0.03)	$0.27	$0.24	$—	$—
Class D
12/17/2012* – 11/30/2013	$15.00	$0.14	$0.20	$0.34	$—	$—
Class P
12/17/2012* – 11/30/2013	$15.00	$0.16	$0.20	$0.36	$—	$—
Institutional Class
12/17/2012* – 11/30/2013	$15.00	$0.18	$0.19	$0.37	$—	$—
AllianzGI NFJ Emerging Markets Value:
Class A
12/18/2012* – 11/30/2013	$15.00	$0.35	$0.27	$0.62	$(0.20)	$—
Class C
12/18/2012* – 11/30/2013	$15.00	$0.14	$0.36	$0.50	$(0.15)	$—
Class D
12/18/2012* – 11/30/2013	$15.00	$0.25	$0.36	$0.61	$(0.16)	$—
Class P
12/18/2012* – 11/30/2013	$15.00	$0.36	$0.27	$0.63	$(0.18)	$—
Institutional Class
12/18/2012* – 11/30/2013	$15.00	$0.39	$0.26	$0.65	$(0.19)	$—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.63% and 0.91% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.
(f)	Does not include expenses of the investment companies in which the Fund invests.

348	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.93)	$16.06	50.11%	$1,065	1.80%		2.07%		(1.45)%		63%
—	11.62	18.09	135	1.82	(c)	2.18	(c)	(0.62	)(c)	62

$(0.93)	$16.08	50.42%	$2,192	1.63%		1.90%		(1.25)%		63%
(1.96)	11.61	13.90	332	1.65		1.99		(0.85)		62
(0.21)	12.20	(12.43)	426	1.65	(c)	1.85	(c)	(1.35	)(c)	74

$(0.93)	$16.15	50.51%	$41,713	1.54%		2.01%		(1.10)%		63%
(1.96)	11.65	14.09	27,343	1.54		1.84		(0.90)		62
(1.25)	12.22	(2.88)	46,514	1.54		1.65		(1.24)		74
—	13.80	32.18	57,591	1.57		1.64		(1.25)		112
—	10.44	37.73	53,994	1.55	(c)	1.55	(c)(d)	(1.14	)(c)	86
— (e)	7.58	(34.63)	40,178	1.58		1.58	(d)	(0.64)		104

$—	$15.34	2.27%	$45	0.86	%(c)(f)	8.42	%(c)(f)	0.83	%(c)(f)	46%

$—	$15.24	1.60%	$81	1.60	%(c)(f)	9.55	%(c)(f)	(0.17	)%(c)(f)	46%

$—	$15.34	2.27%	$10	0.86	%(c)(f)	19.52	%(c)(f)	0.96	%(c)(f)	46%

$—	$15.36	2.40%	$10	0.71	%(c)(f)	7.75	%(c)(f)	1.11	%(c)(f)	46%

$—	$15.37	2.47%	$5,155	0.61	%(c)(f)	7.74	%(c)(f)	1.21	%(c)(f)	46%

$(0.20)	$15.42	4.14%	$19	1.55	%(c)	17.07	%(c)	2.41	%(c)	67%

$(0.15)	$15.35	3.40%	$25	2.30	%(c)	19.41	%(c)	1.00	%(c)	67%

$(0.16)	$15.45	4.10%	$1,086	1.55	%(c)	8.48	%(c)	1.75	%(c)	67%

$(0.18)	$15.45	4.25%	$11	1.41	%(c)	7.72	%(c)	2.49	%(c)	67%

$(0.19)	$15.46	4.38%	$6,470	1.30	%(c)	7.78	%(c)	2.70	%(c)	67%

Prospectus	349

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ Global Dividend Value:
Class A
11/30/2013	$18.27	$0.54	$3.75	$4.29	$(0.44)	$(0.04)
11/30/2012	17.35	0.56	1.10	1.66	(0.40)	(0.34)
11/30/2011	17.91	0.55	(0.19)	0.36	(0.64)	(0.28)
11/30/2010	18.16	0.43	0.38	0.81	(0.71)	(0.35)
6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.03)	—
Class C
11/30/2013	$18.05	$0.37	$3.72	$4.09	$(0.28)	$(0.04)
11/30/2012	17.19	0.42	1.07	1.49	(0.29)	(0.34)
11/30/2011	17.76	0.43	(0.20)	0.23	(0.52)	(0.28)
11/30/2010	18.12	0.28	0.41	0.69	(0.70)	(0.35)
6/26/2009* – 11/30/2009	15.00	0.10	3.02	3.12	— (d)	—
Class D
11/30/2013	$18.44	$0.52	$3.80	$4.32	$(0.42)	$(0.04)
11/30/2012	17.38	0.60	1.05	1.65	(0.25)	(0.34)
11/30/2011	17.86	0.61	(0.23)	0.38	(0.58)	(0.28)
11/30/2010	18.17	0.43	0.37	0.80	(0.76)	(0.35)
6/26/2009* – 11/30/2009	15.00	0.15	3.04	3.19	(0.02)	—
Class P
11/30/2013	$18.36	$0.57	$3.78	$4.35	$(0.46)	$(0.04)
11/30/2012	17.45	0.60	1.10	1.70	(0.45)	(0.34)
11/30/2011	17.82	0.42	(0.02)	0.40	(0.49)	(0.28)
11/30/2010	18.17	0.46	0.38	0.84	(0.84)	(0.35)
6/26/2009* – 11/30/2009	15.00	0.16	3.04	3.20	(0.03)	—
Institutional Class
11/30/2013	$18.18	$0.60	$3.73	$4.33	$(0.49)	$(0.04)
11/30/2012	17.29	0.60	1.09	1.69	(0.46)	(0.34)
11/30/2011	17.83	0.64	(0.21)	0.43	(0.69)	(0.28)
11/30/2010	18.17	0.41	0.46	0.87	(0.86)	(0.35)
6/26/2009* – 11/30/2009	15.00	0.17	3.03	3.20	(0.03)	—
AllianzGI NFJ International Small-Cap Value:
Class A
11/30/2013	$17.10	$0.35	$4.03	$4.38	$(0.33)	$(0.09)
6/1/2012* – 11/30/2012	15.00	0.07	2.03	2.10	—	—
Class C
11/30/2013	$17.04	$0.16	$4.09	$4.25	$(0.16)	$(0.09)
6/1/2012* – 11/30/2012	15.00	0.09	1.95	2.04	—	—
Class D
11/30/2013	$17.11	$0.42	$3.95	$4.37	$(0.35)	$(0.09)
6/1/2012* – 11/30/2012	15.00	0.13	1.98	2.11	—	—
Class P
11/30/2013	$17.11	$0.39	$4.05	$4.44	$(0.19)	$(0.09)
6/1/2012* – 11/30/2012	15.00	0.16	1.95	2.11	—	—
Institutional Class
11/30/2013	$17.12	$0.43	$4.03	$4.46	$(0.21)	$(0.09)
6/1/2012* – 11/30/2012	15.00	0.17	1.95	2.12	—	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Less than $(0.01) per share.

350	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$(0.48)	$22.08	23.80%	$10,705	1.21%		1.51%		2.68%		43%
(0.74)	18.27	9.98	7,355	1.32		1.71		3.13		41
(0.92)	17.35	1.85	6,821	1.50		1.92		3.01		66
(1.06)	17.91	4.71	1,469	1.50		4.55		2.41		40
(0.03)	18.16	21.24	282	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.32)	$21.82	22.88%	$5,720	2.00%		2.27%		1.83%		43%
(0.63)	18.05	9.03	3,948	2.07		2.46		2.34		41
(0.80)	17.19	1.12	3,020	2.25		2.71		2.39		66
(1.05)	17.76	3.99	1,210	2.25		5.11		1.57		40
— (d)	18.12	20.80	89	2.25	(c)	9.86	(c)	1.29	(c)	22

$(0.46)	$22.30	23.72%	$753	1.31%		1.55%		2.53%		43%
(0.59)	18.44	9.83	480	1.38		3.04		3.31		41
(0.86)	17.38	1.91	558	1.50		3.74		3.27		66
(1.11)	17.86	4.68	203	1.50		4.53		2.44		40
(0.02)	18.17	21.27	35	1.50	(c)	9.11	(c)	2.04	(c)	22

$(0.50)	$22.21	24.06%	$1,685	1.05%		1.32%		2.77%		43%
(0.79)	18.36	10.11	1,089	1.12		1.51		3.32		41
(0.77)	17.45	2.13	718	1.30		1.99		2.41		66
(1.19)	17.82	4.90	13	1.30		4.45		2.63		40
(0.03)	18.17	21.31	12	1.30	(c)	8.96	(c)	2.24	(c)	22

$(0.53)	$21.98	24.16%	$51,318	0.96%		1.21%		2.96%		43%
(0.80)	18.18	10.19	39,215	1.02		1.40		3.38		41
(0.97)	17.29	2.21	20,556	1.20		1.68		3.51		66
(1.21)	17.83	5.07	15,211	1.20		3.40		2.32		40
(0.03)	18.17	21.34	2,986	1.20	(c)	8.86	(c)	2.34	(c)	22

$(0.42)	$21.06	26.08%	$2,272	1.45%		4.81%		1.81%		50%
—	17.10	14.00	1,049	1.45	(c)	4.22	(c)	0.82	(c)	19

$(0.25)	$21.04	25.20%	$521	2.20%		5.66%		0.80%		50%
—	17.04	13.60	11	2.20	(c)	9.92	(c)	1.08	(c)	19

$(0.44)	$21.04	26.03%	$951	1.45%		6.56%		2.17%		50%
—	17.11	14.07	84	1.45	(c)	7.85	(c)	1.59	(c)	19

$(0.28)	$21.27	26.28%	$14	1.31%		4.63%		2.04%		50%
—	17.11	14.07	12	1.30	(c)	8.92	(c)	1.98	(c)	19

$(0.30)	$21.28	26.40%	$11,873	1.21%		4.66%		2.22%		50%
—	17.12	14.13	3,551	1.20	(c)	8.90	(c)	2.08	(c)	19

Prospectus	351

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI NFJ International Value II:
Class A
11/30/2013	$16.36	$0.34	$2.71	$3.05	$(0.22)	$(0.02)
12/1/2011* – 11/30/2012	15.00	0.29	1.33	1.62	(0.26)	—
Class C
11/30/2013	$16.32	$0.18	$2.73	$2.91	$(0.17)	$(0.02)
12/1/2011* – 11/30/2012	15.00	0.22	1.28	1.50	(0.18)	—
Class D
11/30/2013	$16.36	$0.33	$2.73	$3.06	$(0.20)	$(0.02)
12/1/2011* – 11/30/2012	15.00	0.34	1.28	1.62	(0.26)	—
Class P
11/30/2013	$16.38	$0.36	$2.73	$3.09	$(0.21)	$(0.02)
12/1/2011* – 11/30/2012	15.00	0.38	1.28	1.66	(0.28)	—
Institutional Class
11/30/2013	$16.38	$0.36	$2.76	$3.12	$(0.22)	$(0.02)
12/1/2011* – 11/30/2012	15.00	0.39	1.29	1.68	(0.30)	—
*	Commencement of operations.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.

352	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.24)	$19.17	18.89%	$75	1.23%		7.16%		1.93%		20%
(0.26)	16.36	10.99	49	1.30	(c)	10.98	(c)	1.89	(c)	22

$(0.19)	$19.04	18.02%	$47	1.97%		8.26%		1.02%		20%
(0.18)	16.32	10.17	11	2.05	(c)	10.82	(c)	1.45	(c)	22

$(0.22)	$19.20	18.93%	$13	1.23%		7.04%		1.87%		20%
(0.26)	16.36	10.97	11	1.30	(c)	10.07	(c)	2.20	(c)	22

$(0.23)	$19.24	19.10%	$13	1.05%		6.87%		2.05%		20%
(0.28)	16.38	11.28	11	1.05	(c)	9.92	(c)	2.45	(c)	22

$(0.24)	$19.26	19.25%	$4,170	0.95%		6.77%		2.06%		20%
(0.30)	16.38	11.36	4,396	0.95	(c)	9.93	(c)	2.50	(c)	22

Prospectus	353

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Invest ment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
AllianzGI Short Duration High Income:
Class A
11/30/2013	$15.97	$0.63	$0.09	$0.72	$(0.76)	$(0.01)
11/30/2012	15.32	0.64	0.68	1.32	(0.67)	—
10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class C
11/30/2013	$15.94	$0.59	$0.09	$0.68	$(0.72)	$(0.01)
11/30/2012	15.31	0.58	0.64	1.22	(0.59)	—
10/3/2011* – 11/30/2011	15.00	0.10	0.25	0.35	(0.04)	—
Class D
11/30/2013	$15.97	$0.63	$0.09	$0.72	$(0.76)	$(0.01)
11/30/2012	15.32	0.65	0.67	1.32	(0.67)	—
10/3/2011* – 11/30/2011	15.00	0.12	0.25	0.37	(0.05)	—
Class P
11/30/2013	$15.96	$0.66	$0.10	$0.76	$(0.79)	$(0.01)
11/30/2012	15.32	0.66	0.68	1.34	(0.70)	—
10/3/2011* – 11/30/2011	15.00	0.10	0.28	0.38	(0.06)	—
Institutional Class
11/30/2013	$15.99	$0.67	$0.09	$0.76	$(0.80)	$(0.01)
11/30/2012	15.32	0.70	0.67	1.37	(0.70)	—
10/3/2011* – 11/30/2011	15.00	0.11	0.27	0.38	(0.06)	—

AllianzGI Structured Return:
Class A
12/3/2012* – 11/30/2013	$15.00	$(0.28)	$1.15	$0.87	$—	$—
Class C
12/3/2012* – 11/30/2013	$15.00	$(0.39)	$1.12	$0.73	$—	$—
Class D
12/3/2012* – 11/30/2013	$15.00	$(0.28)	$1.17	$0.89	$—	$—
Class P
12/3/2012* – 11/30/2013	$15.00	$(0.26)	$1.15	$0.89	$—	$—
Institutional Class
12/3/2012* – 11/30/2013	$15.00	$(0.24)	$1.14	$0.90	$—	$—

AllianzGI Ultra Micro Cap:
Class A
11/30/2013	$15.53	$(0.29)	$9.11	$8.82	$—	$(0.01)
12/19/2011* – 11/30/2012	12.82	(0.14)	2.85	2.71	—	—
Class P
11/30/2013	$15.54	$(0.24)	$9.11	$8.87	$—	$(0.01)
11/30/2012	13.26	(0.20)	2.71	2.51	—	(0.23)
12/27/2010* – 11/30/2011	13.80	(0.29)	(0.22)	(0.51)	—	(0.03)
Institutional Class
11/30/2013	$15.59	$(0.26)	$9.17	$8.91	$—	$(0.01)
11/30/2012	13.29	(0.19)	2.72	2.53	—	(0.23)
11/30/2011	13.25	(0.29)	1.08	0.79	—	(0.75)
11/30/2010	8.93	(0.22)	4.54	4.32	—	—
4/1/2009** – 11/30/2009	5.78	(0.10)	3.25	3.15	—	—
3/31/2009	9.28	(0.16)	(3.34)	(3.50)	—	—
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 2.22% and 2.31% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.

354	Allianz Multi-Strategy Funds

Total Dividends and Distributions	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimburse ment		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimburse ment		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.77)	$15.92	4.60%	$168,536	0.85%		0.90%		3.98%		63%
(0.67)	15.97	8.78	80,995	0.89		1.09		4.09		51
(0.05)	15.32	2.50	532	0.95	(c)	2.99	(c)	4.97	(c)	10

$(0.73)	$15.89	4.36%	$63,680	1.10%		1.16%		3.74%		63%
(0.59)	15.94	8.18	28,567	1.29		1.50		3.73		51
(0.04)	15.31	2.36	1,245	1.70	(c)	3.72	(c)	4.26	(c)	10

$(0.77)	$15.92	4.61%	$18,902	0.85%		1.08%		3.99%		63%
(0.67)	15.97	8.78	10,018	0.90		1.18		4.16		51
(0.05)	15.32	2.50	65	0.95	(c)	2.88	(c)	4.95	(c)	10

$(0.80)	$15.92	4.83%	$121,747	0.70%		0.71%		4.14%		63%
(0.70)	15.96	8.91	52,932	0.70		0.92		4.24		51
(0.06)	15.32	2.50	10	0.70	(c)	2.84	(c)	4.22	(c)	10

$(0.81)	$15.94	4.87%	$179,676	0.61%		0.61%		4.23%		63%
(0.70)	15.99	9.13	38,247	0.60		0.89		4.48		51
(0.06)	15.32	2.52	8,055	0.60	(c)	2.72	(c)	4.58	(c)	10

$—	$15.87	5.80%	$517	1.90	%(c)	7.34	%(c)	(1.86	)%(c)	N/A

$—	$15.73	4.87%	$74	2.65	%(c)	6.91	%(c)	(2.60	)%(c)	N/A

$—	$15.89	5.93%	$1,416	1.90	%(c)	6.29	%(c)	(1.85	)%(c)	N/A

$—	$15.89	5.93%	$61	1.75	%(c)	5.97	%(c)	(1.69	)%(c)	N/A

$—	$15.90	6.00%	$7,978	1.65	%(c)	5.64	%(c)	(1.60	)%(c)	N/A

$(0.01)	$24.34	56.82%	$61,525	2.20%		2.30%		(1.41)%		59%
—	15.53	21.14	6,862	2.36	(c)	3.36	(c)	(0.96	)(c)	114

$(0.01)	$24.40	57.10%	$858	2.01%		2.07%		(1.19)%		59%
(0.23)	15.54	19.26	252	2.18		3.08		(1.38)		114
(0.03)	13.26	(3.64)	230	2.41	(c)	3.48	(c)	(2.23	)(c)	101

$(0.01)	$24.49	57.18%	$62,641	2.00%		2.00%		(1.24)%		59%
(0.23)	15.59	19.37	9,296	2.08		3.15		(1.32)		114
(0.75)	13.29	6.04	9,757	2.24		3.53		(2.06)		101
—	13.25	48.38	4,629	2.29		5.40		(1.99)		123
—	8.93	54.50	1,781	2.31	(c)	2.31	(c)(d)	(1.81	)(c)	87
—	5.78	(37.72)	1,084	2.40		2.40	(d)	(2.05)		109

Prospectus	355

Financial Highlights (continued)

For a share outstanding for the period ended:	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Change in Unrealized Gain (Loss)	Total from Investment Operations
AllianzGI U.S. Small-Cap Growth:
Class A
11/30/2013	$13.25	$(0.15)	$6.27	$6.12
11/30/2012	13.34	(0.08)	0.98	0.90
12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)
Class C
11/30/2013	$13.07	$(0.25)	$6.14	$5.89
11/30/2012	13.25	(0.18)	0.99	0.81
12/20/2010* – 11/30/2011	13.77	(0.22)	(0.30)	(0.52)
Class D
11/30/2013	$13.25	$(0.11)	$6.25	$6.14
11/30/2012	13.34	(0.09)	0.99	0.90
12/20/2010* – 11/30/2011	13.77	(0.11)	(0.32)	(0.43)
Class R
11/30/2013	$13.19	$(0.17)	$6.24	$6.07
11/30/2012	13.31	(0.11)	0.98	0.87
12/20/2010* – 11/30/2011	13.77	(0.15)	(0.31)	(0.46)
Class P
11/30/2013	$13.32	$(0.11)	$6.32	$6.21
11/30/2012	13.37	(0.04)	0.98	0.94
12/20/2010* – 11/30/2011	13.77	(0.09)	(0.31)	(0.40)
Institutional Class
11/30/2013	$13.35	$(0.08)	$6.31	$6.23
11/30/2012	13.39	(0.04)	0.99	0.95
11/30/2011	12.84	(0.07)	0.62	0.55
11/30/2010	10.05	(0.06)	2.85	2.79
4/1/2009** – 11/30/2009	6.59	(0.03)	3.49	3.46
3/31/2009	11.45	(0.04)	(4.82)	(4.86)
AllianzGI U.S. Equity Hedged:
Class A
12/3/2012* – 11/30/2013	$15.00	$0.12	$2.14	$2.26
Class C
12/3/2012* – 11/30/2013	$15.00	$— (e)	$2.14	$2.14
Class D
12/3/2012* – 11/30/2013	$15.00	$0.12	$2.14	$2.26
Class P
12/3/2012* – 11/30/2013	$15.00	$0.15	$2.14	$2.29
Institutional Class
12/3/2012* – 11/30/2013	$15.00	$0.17	$2.14	$2.31
*	Commencement of operations.
**	On November 13, 2009, the Board of Trustees approved a change in the Fund’s fiscal year from March 31 to November 30.
(a)	Calculated on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day of the period and a sale of a share on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested. Total return does not reflect sales charges and includes the effect of fee waivers and reimbursements. Total return may reflect adjustments to conform to generally accepted accounting principles. Total return for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Ratio of expenses to average net assets net of reimbursement/recoupment offset was 1.16% and 0.90% for the period ended November 30, 2009 and the year ended March 31, 2009, respectively.
(e)	Less than $(0.01) per share.

356	Allianz Multi-Strategy Funds

Dividends from Net Realized Capital Gains	Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000s)	Ratio of Expenses to Average Net Assets with Fee Waiver/ Reimbursement		Ratio of Expenses to Average Net Assets without Fee Waiver/ Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.28)	$19.09	47.16%	$4,971	1.50%		1.91%		(0.90)%		81%
(0.99)	13.25	7.67	1,359	1.50		2.45		(0.59)		92
—	13.34	(3.12)	837	1.50	(c)	2.70	(c)	(0.92	)(c)	111

$(0.28)	$18.68	46.03%	$606	2.21%		2.73%		(1.57)%		81%
(0.99)	13.07	6.99	228	2.22		3.16		(1.35)		92
—	13.25	(3.78)	134	2.25	(c)	3.04	(c)	(1.60	)(c)	111

$(0.28)	$19.11	47.32%	$68	1.44%		2.00%		(0.71)%		81%
(0.99)	13.25	7.67	57	1.49		2.36		(0.65)		92
—	13.34	(3.12)	27	1.50	(c)	2.31	(c)	(0.86	)(c)	111

$(0.28)	$18.98	46.99%	$26	1.67%		2.16%		(1.03)%		81%
(0.99)	13.19	7.44	10	1.70		2.60		(0.84)		92
—	13.31	(3.34)	10	1.75	(c)	2.50	(c)	(1.14	)(c)	111

$(0.28)	$19.25	47.60%	$110	1.25%		1.74%		(0.69)%		81%
(0.99)	13.32	7.97	19	1.25		2.25		(0.27)		92
—	13.37	(2.90)	15	1.25	(c)	2.13	(c)	(0.65	)(c)	111

$(0.28)	$19.30	47.64%	$29,116	1.16%		1.69%		(0.48)%		81%
(0.99)	13.35	8.05	20,140	1.15		2.09		(0.29)		92
—	13.39	4.28	20,862	1.15		1.99		(0.53)		111
—	12.84	27.76	20,079	1.19		1.71		(0.57)		168
—	10.05	52.50	13,942	1.18	(c)	1.18	(c)(d)	(0.53	)(c)	97
—	6.59	(42.45)	6,591	1.21		1.21	(d)	(0.34)		146

$—	$17.26	15.07%	$1,416	1.25	%(c)	9.81	%(c)	0.74	%(c)	6%

$—	$17.14	14.27%	$122	2.00	%(c)	11.10	%(c)	(0.01	)%(c)	6%

$—	$17.26	15.07%	$265	1.25	%(c)	9.77	%(c)	0.76	%(c)	6%

$—	$17.29	15.27%	$12	1.11	%(c)	8.71	%(c)	0.96	%(c)	6%

$—	$17.31	15.40%	$5,395	1.00	%(c)	8.82	%(c)	1.05	%(c)	6%

Prospectus	357

Additional Performance Information

As noted in the Fund Summaries above, this section contains additional information regarding the calculation of each Fund’s performance and the presentation of such performance (for certain recently-established Funds, once such performance becomes available). The Average Annual Total Returns Table in each Fund’s Fund Summary compares the Fund’s returns with those of at least one broad-based market index as well as a performance average of similar mutual funds as grouped by Lipper. The sub-sections below titled “Index Descriptions” and “Lipper Average Descriptions” describe the market indices and Lipper Inc. (“Lipper”) Averages that are used (or will be used) in each Fund Summary. The sub-section below titled “Share Class Performance” describes the calculation of each Fund’s class-by-class performance.

Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an index.

Index Descriptions.	The Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable, and dollar denominated. The index is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. It is generally considered to be representative of the domestic, investment-grade, fixed-rate, taxable bond market. It is not possible to invest directly in the index.

The Barclays U.S. Government Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (“TIPS”) market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more.

Each of the Real Return Target 2015, Real Return Target 2020, Real Return Target 2025, Real Return Target 2030, Real Return Target 2035, Real Return Target 2040, Real Return Target 2045, Real Return Target 2050, Real Return Target 40+ and Real Return Target Today Indices (for purposes of this paragraph, the “New Primary Indices”) is a composite of other indexes. The sub-indexes represent traditional stocks and bonds in addition to real return assets such as inflation-linked bonds, commodities and real estate securities that are considered to potentially counterbalance inflation. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an index. Each of the New Primary Indices is calculated using the methodology of, and is maintained by, S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC). The New Primary Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the New Primary Indices. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Allianz Global Investors GmbH.

The BofA Merrill Lynch 3-Month U.S. T-Bill Index tracks the performance of the 3-month U.S. Treasury Market.

The BofA Merrill Lynch 1-3 Year BB U.S. Cash Pay High Yield Index is a subset of The BofA Merrill Lynch U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market.

The BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an index.

The BofA Merrill Lynch High Yield Master II Index is an unmanaged index consisting of U.S. dollar denominated bonds that are issued in countries having a BBB3 or higher debt rating with at least one year remaining until maturity. All bonds must have a credit rating below investment grade but not in default. It is not possible to invest directly in an index.

The Dow Jones Sustainability World Index is composed of global sustainability leaders as identified by RobecoSAM through a corporate sustainability assessment. The index represents the top 10% of the largest 2,500 companies in the S&P Global BMI based on long-term economic, environmental and social criteria.

358	Allianz Multi-Strategy Funds

The Morningstar Lifetime Conservative 2015, Morningstar Lifetime Conservative 2020, Morningstar Lifetime Conservative 2025, Morningstar Lifetime Conservative 2030, Morningstar Lifetime Conservative 2035, Morningstar Lifetime Conservative 2040, Morningstar Lifetime Conservative 2045, Morningstar Lifetime Conservative 2050, Morningstar Lifetime Conservative 2055 and Morningstar Conservative Income Indices each represents a portfolio of global equities, bonds and traditional inflation hedges such as commodities and TIPS. The portfolio is held in proportions appropriate for a U.S. investor’s investment horizon until retirement. The conservative risk profile is for investors who are comfortable with below-average exposure to equity market volatility.

The MSCI All Country (“AC”) World Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI Europe Australasia Far East (“EAFE”) Index is an unmanaged index of over 900 companies, and is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of those markets included in the index on a U.S. Dollar adjusted basis. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in emerging markets. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI Emerging Markets Small Cap Index (net of withholding taxes) is a free float-adjusted market capitalization index that is designed to measure equity market performance of constituent small-capitalization companies located in emerging markets countries.

The MSCI World ex USA Small Cap Index captures small cap representation across 23 of 24 Developed Markets (DM) countries (excluding the United States). It is not possible to invest directly in the index. Performance data shown for the index is calculated net of dividend tax withholding.

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed-market equity performance. It is not possible to invest directly in the index. Performance data shown for the index is net of dividend tax withholding.

The MSCI World Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the MSCI large and mid cap equity universe across 24 Developed Markets countries. The index is calculated by optimizing the MSCI World Index, its parent index, for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI World Index.

The Russell 2000 Growth Index is an unmanaged index composed of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth sales. It is not possible to invest directly in the index.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. In includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in the index.

The S&P 500 Index is an unmanaged market generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in the index.

The S&P Global Water Index is comprised of 50 of the largest publicly traded companies in water-related businesses that meet specific invest ability requirements. The Index is designed to provide liquid exposure to the leading publicly-listed companies in the global water industry, from both developed markets and emerging markets. It is not possible to invest directly in an index.

The USD Overnight LIBOR (London Interbank Offered Rate) Index is the average interest rate at which leading banks in London borrow US dollar funds from one another with a maturity of one day (overnight).

Prospectus	359

Lipper Average Descriptions.	The Lipper Absolute Return Funds Average is a total return performance average of funds tracked by Lipper, Inc. that aim for positive returns in all market conditions. The funds are not benchmarked against a traditional long-only market index but rather have the aim of outperforming a cash or risk-free benchmark. It does not take into account sales charges.

The Lipper China Region Funds Average is a total return performance average of funds tracked by Lipper, Inc. that includes funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the China region (China, Taiwan and Hong Kong) or in a single country within this region. It does not take into account sales charges.

The Lipper Convertible Securities Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest primarily in convertible bonds and/or convertible preferred stock. It does not take into account sales charges.

The Lipper Emerging Markets Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. It does not take into account sales charges.

The Lipper Equity Market Neutral Funds Average is a total return performance average of funds tracked by Lipper that, by portfolio practice, seek to employ strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Lipper Global Equity Income Funds Average is a total return performance average of funds tracked by Lipper, Inc. that by prospectus language and portfolio practice seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities of domestic and foreign companies. It does not take into account sales charges.

The Lipper Global Flexible Portfolio Funds Average is a total return performance average of funds tracked by Lipper, Inc. that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return. At least 25% of their portfolio is invested in securities traded outside of the United States. It does not take into account sales charges.

The Lipper Global Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Global multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P/Citigroup BMI. It does not take into account sales charges.

The Lipper Global Natural Resources Funds Average is a total return performance average of funds tracked by Lipper, Inc. that invest primarily in the equity securities of domestic and foreign companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). It does not take into account sales charges.

The Lipper High Yield Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. It does not take into account sales charges.

The Lipper International Small/Mid-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap value funds typically have below-average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

The Lipper International Multi-Cap Value Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. It does not take into account sales charges.

360	Allianz Multi-Strategy Funds

The Lipper International Small/Mid-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) below Lipper’s international large-cap floor. International small/mid-cap growth funds typically have above-average characteristics compared to their mid- and small-cap-specific subset the MSCI EAFE Index. It does not take into account sales charges.

The Lipper Alternative Long/Short Equity Funds Average is a total return performance average of funds tracked by Lipper, Inc. that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2015 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2011, to December 31, 2015. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2020 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2016, to December 31, 2020. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2025 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2021 to December 31, 2025. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2030 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2026, to December 31, 2030. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2035 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2031 to December 31, 2035. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2040 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2036, to December 31, 2040. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2045 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2041 to December 31, 2045. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2050 Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon from January 1, 2046 to December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target 2055+ Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, seek to maximize assets for retirement or other purposes with an expected time horizon exceeding December 31, 2050. It does not take into account sales charges.

The Lipper Mixed-Asset Target Today Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, maintain a conservative mix of equity, bonds, cash, and cash equivalents designed to provide income to investors who are in or close to retirement. It does not take into account sales charges.

The Lipper Multi-Cap Core Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. It does not take into account sales charges.

The Lipper Small-Cap Growth Funds Average is a total return performance average of funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations

Prospectus	361

(on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. It does not take into account sales charges.

Share Class Performance	Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance. Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s annual and semi-annual reports to shareholders contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed at the end of this Prospectus. As discussed in the SAI, and in this Prospectus, several of the Funds have had adviser and sub-adviser changes during the periods for which performance is shown. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

For the Funds listed in the tables below, total return presentations in the Fund Summaries for periods prior to the Inception Date of a particular class reflect the prior performance of an older class of the Fund and/or a predecessor fund, adjusted to reflect the actual sales charges and operating expenses applicable to the particular class of the Fund. These include 12b-1 distribution and servicing fees, which are not paid by Institutional Class or Class P and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and Administrative Class (at a maximum rate of 0.25% per annum) and Class R (at a maximum rate of 0.50% per annum) and which may be paid by Class D (at a maximum rate of 0.25% per annum). Please see the Fund Summaries and “Management of the Funds” in this Prospectus for more detailed information about each Fund’s fees and expenses.

The following table sets forth the inception dates of the classes of shares of the AllianzGI Global Allocation Fund (the “Global Allocation Fund”). The Global Allocation Fund reorganized on May 4, 2009, when Allianz Global Investors Multi-Style Fund (the “Predecessor Fund”) merged into the Global Allocation Fund by transferring substantially all of its assets and liabilities to the Global Allocation Fund in exchange for shares of the Global Allocation Fund. For periods prior to May 4, 2009, total return presentations prior to the Inception Date of a class reflect the prior performance for similar share classes of the Predecessor Fund, adjusted as described above. Prior to the reorganization on May 4, 2009, the Predecessor Fund had a different sub-adviser and substantially different principal investment strategies and may not necessarily have achieved the performance results shown below under its current principal investment strategies.

Fund	Inception Date of Fund	Class	Inception Date of Class
Global Allocation Fund	9/30/1998	A	5/4/2009
		B	5/4/2009
		C	5/4/2009
		R	5/4/2009
		Institutional	5/4/2009
		P	5/4/2009
		Administrative	5/4/2009
		D	5/4/2009

The following table sets forth the inception dates of the classes of shares of certain Funds. The AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI International Small-Cap, AllianzGI Micro Cap, Allianz Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on April 12, 2010. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas- Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class P (except for AllianzGI Convertible and AllianzGI International Small-Cap Funds), Class A, Class C, Class R, Administrative Class or Class D shares. For periods prior to the “Inception Date” of a particular class of each of the AllianzGI Micro Cap Fund, the AllianzGI Ultra Micro Cap Fund and the AllianzGI U.S. Small-Cap Growth Fund, but following such Fund’s reorganization, total return presentations in such Fund’s Fund Summary are based on the prior performance of Institutional Class shares of such Fund. For periods prior to the reorganizations of the AllianzGI Convertible, AllianzGI High Yield Bond, AllianzGI Micro Cap, AllianzGI Ultra Micro Cap and AllianzGI U.S. Small-Cap Growth Funds, total return presentations in the Fund Summaries for

362	Allianz Multi-Strategy Funds

the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible, Nicholas-Applegate U.S. High Yield Bond, Nicholas-Applegate U.S. Micro Cap, Nicholas-Applegate U.S. Ultra Micro Cap and Nicholas-Applegate U.S. Small-Cap Growth Funds, respectively. For periods prior to the reorganization of the AllianzGI International Small-Cap Fund, total return presentations in the Fund’s Fund Summary are based on the historical performance of the Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I).

Fund	Inception Date of Fund	Class	Inception Date of Class
AllianzGI Convertible Fund	4/19/1993	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	6/7/2010
		Administrative	4/12/2010
		D	4/12/2010
AllianzGI High Yield Bond Fund	7/31/1996	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		Administrative	4/12/2010
		D	4/12/2010
AllianzGI International Small-Cap Fund	12/31/1997	A	4/12/2010
		C	4/12/2010
		R	4/12/2010
		Institutional	4/12/2010
		P	4/12/2010
		D	4/12/2010
AllianzGI Micro Cap Fund	7/12/1995	Institutional	4/12/2010
		P	12/27/2010
AllianzGI Ultra Micro Cap Fund	1/28/2008	Institutional	4/12/2010
		P	12/27/2010
AllianzGI U.S. Small-Cap Growth Fund	10/1/1993	A	12/20/2010
		C	12/20/2010
		R	12/20/2010
		Institutional	4/12/2010
		P	12/20/2010
		D	12/20/2010

Prospectus	363

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364	Allianz Multi-Strategy Funds

Allianz Multi-Strategy Funds

INVESTMENT MANAGER

Allianz Global Investors Fund Management LLC, 1633 Broadway, New York, NY 10019

SUB-ADVISERS

Allianz Global Investors U.S. LLC, Fuller & Thaler Asset Management Inc., NFJ Investment Group LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY 10019

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services, Inc., P.O. Box 8050, Boston, MA 02266-8050

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017

LEGAL COUNSEL

Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199

For further information about the Allianz Multi-Strategy Funds and Allianz Funds call 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, or visit our Web site at us.allianzgi.com.

The Trust’s Statement of Additional Information (“SAI”) includes and annual and semi-annual reports to shareholders include, or when they become available, will include, additional information about the Funds. The SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, make shareholder inquiries or access our 24 hour automated telephone response system by calling 1-800-988-8380 for Class A, Class B, Class C and Class R shares, and calling 1-800-498-5413 for Institutional Class, Class R6, Class P, Administrative Class and Class D shares, or by writing to:

Allianz Funds

1633 Broadway

New York, NY 10019

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-551-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR Database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-22167.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at us.allianzgi.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-22167

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